UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-21457
Name of Fund:
BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares, 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
03/31/2025
Date of reporting period:
03/31/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

BATS: Series A Portfolio
BATAX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series A Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series A Portfolio	$0(a)	0.01%
(a)	Rounds to less than $1.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 8.11%.
  For the same period, the Bloomberg U.S. Universal Index returned 5.24% and the Reference Benchmark returned 6.51%.
What contributed to performance?
All securitized asset classes contributed positively to the Fund’s performance. Contributions were led by exposure to non-agency residential mortgage-backed securities, particularly those backed by near prime, non-performing/re-performing and subprime loans. This was followed by holdings of single asset/single borrower senior tranches within commercial mortgage-backed securities and AAA-rated collateralized loan obligations (“CLOs”), as those categories posted the largest gains over the period. Allocations to AA-rated CLOs, private student loan asset-backed securities (“ABS”) and unsecured consumer ABS also showed positive returns.
The Fund held some private whole loan securities including commercial mortgage loans and consumer whole loans. These private holdings also produced positive returns.
What detracted from performance?
There were no material detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: September 21, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	Since Fund Inception
BATS: Series A Portfolio	8.11%	5.79%	4.70%
Bloomberg U.S. Universal Index	5.24	0.32	2.02
Reference Benchmark	6.51	2.27	2.48
Key Fund statistics
Net Assets	$3,576,385,769
Number of Portfolio Holdings	1,753
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	50%
The Fund commenced operations on September 21, 2015.
Reference Benchmark is a customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%).
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Non-Agency Mortgage-Backed Securities	50.0%
Asset-Backed Securities	49.3%
U.S. Government Sponsored Agency Securities	0.4%
Floating Rate Loan Interests	0.3%
Corporate Bonds	—	%(b)
Credit quality allocation
Credit Rating(c)	Percent of Total Investments(a)
AAA/Aaa(d)	36.5%
AA/Aa	5.2%
A	2.8%
BBB/Baa	2.9%
BB/Ba	3.4%
B	0.8%
CCC/Caa	1.7%
CC/Ca	1.2%
C	0.9%
D	0.1%
N/R	44.5%
(a)	Excludes short-term securities, short investments and options, if any.
(b)	Rounds to less than 0.1%.
(c)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BATS: Series A Portfolio
Annual Shareholder Report — March 31, 2025
BATAX-03/25-AR

BATS: Series C Portfolio
BRACX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series C Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series C Portfolio	$0(a)	0.00%(b)
(a)	Rounds to less than $1.
(b)	Rounds to less than 0.01%.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 4.73%.
  For the same period, the Bloomberg U.S. Aggregate Bond Index returned 4.88% and the Bloomberg U.S. Credit Index returned 4.87%.
What contributed to performance?
The Fund’s allocations to the banking, utilities and technology sectors were the leading contributors.
What detracted from performance?
The Fund’s duration and yield curve positioning was the largest detractor, followed by allocations to the consumer services sector and non-U.S. government debt. (Duration is a measure of interest rate sensitivity).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
BATS: Series C Portfolio	4.73%	1.78%	2.68%
Bloomberg U.S. Aggregate Bond Index	4.88	(0.40)	1.46
Bloomberg U.S. Credit Index	4.87	1.35	2.31
Key Fund statistics
Net Assets	$439,499,546
Number of Portfolio Holdings	837
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	446%
The Fund has added the Bloomberg U.S. Aggregate Bond Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Corporate Bonds	88.9%
Preferred Securities	3.3%
U.S. Treasury Obligations	3.0%
Foreign Government Obligations	3.0%
Foreign Agency Obligations	0.9%
Municipal Bonds	0.9%
Credit quality allocation
Credit Rating(b)	Percent of Total Investments(a)
AAA/Aaa(c)	3.0%
AA/Aa	5.4%
A	27.0%
BBB/Baa	61.1%
BB/Ba	2.3%
N/R	1.2%
(a)	Excludes short-term securities, short investments and options, if any.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BATS: Series C Portfolio
Annual Shareholder Report — March 31, 2025
BRACX-03/25-AR

BATS: Series E Portfolio
BATEX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series E Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series E Portfolio	$0(a)	0.05%
(a)	Rounds to less than $1.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 5.05%.
  For the same period, the Bloomberg Municipal Bond Index returned 1.22% and the Bloomberg Municipal High Yield Bond Index returned 5.59%.
What contributed to performance?
On a sector basis, other industries, utilities and healthcare were the largest contributors to absolute performance. In terms of ratings categories, non-rated bonds—which had a 41% portfolio weighting at the close of the period—were the largest contributors by a wide margin. More generally, high yield bonds outperformed investment-grade securities. Bonds with maturities of 25 years and longer were also significant contributors.
At the individual holding level, the Fund benefitted from strong total returns for Puerto Rico Electric Power Authority bonds, Puerto Rico contingent value securities, and the bonds of Brightline East and Brightline West (which were issued to finance a high-speed rail project between Las Vegas and Southern California).
What detracted from performance?
At a time of positive performance for the Fund, no sector, rating, maturity, or coupon category experienced a negative total return. A few individual tobacco bonds posted losses due to declining consumption figures, but the Fund’s overall position in the sector nonetheless delivered a gain. Short-duration, high-grade securities, while producing gains in absolute terms, made the smallest contribution.
The Fund’s cash weighting was slightly elevated as of March 31, 2025. Cash yields remained attractive, and the securities provided stability to the Fund in periods of volatility.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
BATS: Series E Portfolio	5.05%	4.19%	4.47%
Bloomberg Municipal Bond Index	1.22	1.07	2.13
Bloomberg Municipal High Yield Bond Index	5.59	4.31	4.25
Customized Reference Benchmark	4.05	3.31	N/A
Customized Reference Benchmark (prior)	2.73	2.21	N/A
Key Fund statistics
Net Assets	$527,280,263
Number of Portfolio Holdings	655
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	23%
The Fund has added the Bloomberg Municipal Bond Index in response to new regulatory requirements.
Beginning July 29, 2024, the Fund started to compare its performance to that of the Customized Reference Benchmark comprised of 60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index, 20% Bloomberg Municipal Bond Rated Baa Index, and 20% Bloomberg Municipal Investment Grade ex BBB. Fund management believes that the new benchmark is more representative of the types of investments held within the Fund. The Customized Reference Benchmark commenced on September 30, 2016.
Prior to July 29, 2024, the Fund compared its performance to that of the prior Customized Reference Benchmark, which is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (65%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (35%). The prior Customized Reference Benchmark commenced on September 30, 2016.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments
County/City/Special District/School District	35.9%
Transportation	17.0%
Utilities	14.7%
Health Care	11.3%
Education	10.6%
Housing	5.9%
Tobacco	4.6%
Credit quality allocation
Credit Rating(a)	Percent of Total Investments
AAA/Aaa	2.8%
AA/Aa	16.7%
A	11.8%
BBB/Baa	10.5%
BB/Ba	7.9%
B	1.5%
CCC/Caa	0.3%
N/R	48.5%
(a)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BATS: Series E Portfolio
Annual Shareholder Report — March 31, 2025
BATEX-03/25-AR

BATS: Series M Portfolio
BRAMX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series M Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series M Portfolio	$0(a)	0.00%(b)
(a)	Rounds to less than $1.
(b)	Rounds to less than 0.01%.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 5.96%.
  For the same period, the Bloomberg U.S. Aggregate Bond Index returned 4.88% and the Bloomberg MBS Index returned 5.39%.
What contributed to performance?
Out-of-benchmark allocations to commercial mortgage-backed securities were a leading contributor to performance. Agency mortgage derivatives and fixed rate collateralized mortgage obligations also contributed positively. Within residential mortgage-backed securities, the Fund’s active benchmark strategy, which implements relative value decisions between specified pools and to-be-announced securities (“TBAs”) contributed positively to performance.
What detracted from performance?
The Fund’s active management of duration and corresponding sensitivity to changes in interest rates detracted modestly from performance over the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
BATS: Series M Portfolio	5.96%	0.13%	1.51%
Bloomberg U.S. Aggregate Bond Index	4.88	(0.40)	1.46
Bloomberg MBS Index	5.39	(0.69)	1.11
Key Fund statistics
Net Assets	$1,295,016,533
Number of Portfolio Holdings	1,145
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	892%
The Fund has added the Bloomberg U.S. Aggregate Bond Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
U.S. Government Sponsored Agency Securities	93.1%
Non-Agency Mortgage-Backed Securities	5.4%
Asset-Backed Securities	1.5%
Credit quality allocation
Credit Rating(b)	Percent of Total Investments(a)
AAA/Aaa(c)	97.3%
AA/Aa	0.2%
A	0.2%
BBB/Baa	0.1%
N/R	2.2%
(a)	Excludes short-term securities, short investments and options, if any.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BATS: Series M Portfolio
Annual Shareholder Report — March 31, 2025
BRAMX-03/25-AR

BATS: Series P Portfolio
BATPX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series P Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series P Portfolio	$0(a)	0.00%(b)
(a)	Rounds to less than $1.
(b)	Rounds to less than 0.01%.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 6.75%.
  For the same period, the Bloomberg U.S. Aggregate Bond Index returned 4.88% and the Bloomberg U.S. Treasury 7-10 Year Bond Index returned 4.65%.
What contributed to performance?
Allocations to cash and cash-like securities made the largest contribution to Fund performance. The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps.
The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives contributed to results.
The Fund’s position in the Series S Portfolio also contributed positively.
What detracted from performance?
At a time of positive performance for the Fund, no aspects of its positioning stood out as meaningful detractors. However, certain individual securities in BlackRock Allocation Target Shares Series S posted negative absolute returns during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
BATS: Series P Portfolio	6.75%	8.17%	2.56%
Bloomberg U.S. Aggregate Bond Index	4.88	(0.40)	1.46
Bloomberg U.S. Treasury 7-10 Year Bond Index	4.65	(2.52)	0.87
Bloomberg U.S. Bellwether 10 Year Swap Index	4.24	(3.37)	0.68
Key Fund statistics
Net Assets	$3,481,645
Number of Portfolio Holdings	16
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	134%
The Fund has added the Bloomberg U.S. Aggregate Bond Index in response to new regulatory requirements.
The Fund's 1 Year annual total return was impacted by a third-party payment for an operating event. Excluding the payment, the Fund's 1 Year annual total return would have been 6.34%.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments
Fixed-Income Funds	21.0%
Short-Term Securities	79.0%
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BATS: Series P Portfolio
Annual Shareholder Report — March 31, 2025
BATPX-03/25-AR

BATS: Series S Portfolio
BRASX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series S Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series S Portfolio	$0(a)	0.00%(b)
(a)	Rounds to less than $1.
(b)	Rounds to less than 0.01%.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 6.31%.
  For the same period, the Bloomberg U.S. Aggregate Bond Index returned 4.88% and the ICE BofA 1-3 Year U.S. Treasury Index returned 5.43%.
What contributed to performance?
The Fund’s allocation to investment-grade corporate bonds made the largest contribution to absolute performance. Allocations to asset-backed securities, U.S. Treasuries, agency residential mortgage-backed securities, and commercial mortgage-backed securities positively impacted returns, as well.
What detracted from performance?
At a time of positive performance for the Fund, no aspects of its positioning stood out as meaningful detractors. However, certain individual securities posted negative absolute returns in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: April 1, 2015 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
BATS: Series S Portfolio	6.31%	3.26%	2.62%
Bloomberg U.S. Aggregate Bond Index	4.88	(0.40)	1.46
ICE BofA 1-3 Year U.S. Treasury Index	5.43	1.16	1.50
Key Fund statistics
Net Assets	$364,929,043
Number of Portfolio Holdings	666
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	162%
The Fund has added the Bloomberg U.S. Aggregate Bond Index in response to new regulatory requirements.
An index that is a subset of ICE BofA US Treasury Index including all securities with a remaining term to final maturity less than 3 years. On December 1, 2023, the Fund began to compare its performance to the standard pricing time of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Index data prior to March 1, 2021 is for the Index’s standard pricing time of 3pm. Index data from March 1, 2021 through November 30, 2023 is for a custom 4pm pricing variant of the Index. Index returns beginning on December 1, 2023 reflect the Index’s new standard pricing time of 4pm. The change of the Index’s standard pricing time from 3pm to 4pm resulted in the discontinuation of the custom 4pm pricing variant used from March 1, 2021 through November 30, 2023.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Corporate Bonds	33.5%
Asset-Backed Securities	24.0%
U.S. Treasury Obligations	16.9%
Non-Agency Mortgage-Backed Securities	14.2%
U.S. Government Sponsored Agency Securities	11.0%
Foreign Government Obligations	0.4%
Credit quality allocation
Credit Rating(b)	Percent of Total Investments
AAA/Aaa(c)	61.4%
AA/Aa	1.7%
A	12.9%
BBB/Baa	19.0%
N/R	5.0%
(a)	Excludes short-term securities, short investments and options, if any.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited, ICE Data Indices, LLC, and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BATS: Series S Portfolio
Annual Shareholder Report — March 31, 2025
BRASX-03/25-AR

BATS: Series V Portfolio
BATVX
Annual Shareholder Report — March 31, 2025

This annual shareholder report contains important information about BATS: Series V Portfolio (the “Fund”) for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
BATS: Series V Portfolio	$0(a)	0.00%(b)
(a)	Rounds to less than $1.
(b)	Rounds to less than 0.01%.
How did the Fund perform last year?
  For the reporting period ended March 31, 2025, the Fund returned 3.23%.
  For the same period, the Bloomberg Municipal Bond Index returned 1.22% and the SIFMA Municipal Swap Index returned 3.21%.
What contributed to performance?
The Fund maintained high levels of liquidity while providing an attractive yield primarily through its holdings of variable rate demand notes (“VRDNs”). The Fund also opportunistically laddered maturities in holdings of attractive municipal commercial paper and select fixed-rate, tax-backed local credits, through both municipal notes and bonds. The Fund maintained its bias for daily and weekly reset VRDNs while also holding select longer-dated commercial paper and municipal notes. The Fund’s weighted average maturity (“WAM”) of 29 days remained longer than the benchmark WAM of 7 days, as the Fund took advantage of opportunities presented by interest rate volatility to purchase fixed-rate securities when their yields appeared attractive relative to expected VRDN yields.
What detracted from performance?
There were no material detractors from the Fund’s performance during the reporting period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 5, 2021 through March 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	Since Fund Inception
BATS: Series V Portfolio	3.23%	2.17%
Bloomberg Municipal Bond Index	1.22	(0.24)
SIFMA Municipal Swap Index	3.21	2.19
Key Fund statistics
Net Assets	$125,127,991
Number of Portfolio Holdings	81
Net Investment Advisory Fees	$0
Portfolio Turnover Rate	233%
The Fund commenced operations on May 5, 2021.
The Fund has added the Bloomberg Municipal Bond Index in response to new regulatory requirements.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of March 31, 2025)
Sector allocation
Sector	Percent of Total Investments
Housing	26.5%
County/City/Special District/School District	25.1%
Health Care	19.3%
Education	15.8%
Utilities	12.5%
Transportation	0.8%
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates.
BATS: Series V Portfolio
Annual Shareholder Report — March 31, 2025
BATVX-03/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$41,923	$41,718	$0	$0	$17,600	$17,576	$0	$407
BATS: Series C Portfolio	$36,900	$36,720	$0	$0	$17,600	$17,576	$0	$407
BATS: Series E Portfolio	$42,948	$42,738	$0	$0	$15,600	$15,600	$0	$407
BATS: Series M Portfolio	$32,800	$32,640	$0	$0	$17,600	$17,576	$0	$407
BATS: Series P Portfolio	$20,910	$20,808	$0	$0	$17,600	$17,576	$0	$407
BATS: Series S Portfolio	$36,900	$36,720	$0	$0	$17,600	$17,576	$0	$407
BATS: Series V Portfolio	$42,948	$42,738	$0	$0	$15,600	$15,600	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BATS: Series A Portfolio	$17,600	$17,983
BATS: Series C Portfolio	$17,600	$17,983

BATS: Series E Portfolio	$15,600	$16,007
BATS: Series M Portfolio	$17,600	$17,983
BATS: Series P Portfolio	$17,600	$17,983
BATS: Series S Portfolio	$17,600	$17,983
BATS: Series V Portfolio	$15,600	$16,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

MARCH 31, 2025

2025 Annual Financial Statements and Additional Information

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio

•	BATS: Series C Portfolio

•	BATS: Series E Portfolio

•	BATS: Series M Portfolio

•	BATS: Series P Portfolio

•	BATS: Series S Portfolio

•	BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 8.11%, 09/25/60(a)(b)	USD	409	$407,977
522 Funding CLO Ltd.
Series 2018-3A, Class CR, (3-mo. CME Term SOFR + 2.31%), 6.61%, 10/20/31(a)(c)		500	499,564
Series 2019-5A, Class AR, (3-mo. CME Term SOFR + 1.33%), 5.63%, 04/15/35(a)(c)		430	427,616
Series 2020-6A, Class A1R2, (3-mo. CME Term SOFR + 1.20%), 5.49%, 10/23/34(a)(c)		1,600	1,596,463
720 East CLO VII Ltd., Series 2025-7A, Class A1, (3-mo. CME Term SOFR + 1.06%), 5.34%, 04/20/37(a)(c)		6,300	6,300,000
AB BSL CLO 3 Ltd., Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 5.57%, 04/20/38(a)(c)		2,080	2,073,772
AB BSL CLO 4 Ltd., Series 2023-4A, Class A, (3-mo. CME Term SOFR + 2.00%), 6.29%, 04/20/36(a)(c)		1,370	1,369,315
ABFC Trust, Series 2007-WMC1, Class A2B, (1-mo. CME Term SOFR + 1.11%), 5.44%, 06/25/37(c)		2,602	2,145,122
AccessLex Institute, Series 2007-A, Class A3, (3-mo. CME Term SOFR + 0.56%), 4.88%, 05/25/36(c)		1,352	1,335,346
ACE Securities Corp. Home Equity Loan Trust, Series 2005-AG1, Class M2, (1-mo. CME Term SOFR + 0.80%), 5.13%, 08/25/35(c)		352	289,112
Affirm Asset Securitization Trust, Series 2024-A, Class A, 5.61%, 02/15/29(a)		1,973	1,986,197
Affirm Master Trust
Series 2025-1A, Class A, 4.99%, 02/15/33(a)		11,446	11,505,679
Series 2025-1A, Class B, 5.13%, 02/15/33(a)		897	901,549
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3-mo. CME Term SOFR + 1.42%), 5.72%, 07/20/34(a)(c)		4,000	4,007,962
AGL CLO 13 Ltd.
Series 2021-13A, Class A1, (3-mo. CME Term SOFR + 1.42%), 5.72%, 10/20/34(a)(c)		450	450,000
Series 2021-13A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/20/34(a)(c)		250	250,000
AGL CLO 32 Ltd., Series 2024-32A, Class A1, (3-mo. CME Term SOFR + 1.38%), 5.67%, 07/21/37(a)(c)		1,590	1,588,580
AGL CLO 34 Ltd., Series 2024-34A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.74%, 01/22/38(a)(c)		2,500	2,500,369
AGL CLO 37 Ltd., Series 2024-37A, Class A1, (3-mo. CME Term SOFR + 1.24%), 5.54%, 04/22/38(a)(c)		460	458,348
AGL Core CLO 2 Ltd., Series 2019-2A, Class A1R, (3-mo. CME Term SOFR + 1.46%), 5.75%, 07/20/37(a)(c)		3,770	3,776,214
AGL Core CLO 27 Ltd., Series 2023-27A, Class A, (3-mo. CME Term SOFR + 1.73%), 6.02%, 10/21/36(a)(c)		4,000	4,009,999
AGL Core CLO 4 Ltd., Series 2020-4A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 5.67%, 10/20/37(a)(c)		4,350	4,353,011
AGL Core CLO 8 Ltd., Series 2020-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 5.71%, 01/20/38(a)(c)		1,500	1,500,012

Security		Par (000)	Value

Asset-Backed Securities (continued)
AIMCO CLO 11 Ltd., Series 2020-11A, Class BR2, (3-mo. CME Term SOFR + 1.65%), 5.95%, 07/17/37(a)(c)	USD	2,180	$2,177,921
AIMCO CLO 23 Ltd., Series 2025-23A, Class A, (3-mo. CME Term SOFR + 1.13%), 5.39%, 04/20/38(a)(c)		1,200	1,190,400
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 4.88%, 06/25/61(a)(c)		6,413	6,321,870
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)		1,287	1,338,476
Series 2021-G, Class C, 0.00%, 06/25/61(a)(d)		2,296	2,245,724
Series 2023-B, Class A, 4.25%, 10/25/62(a)(b)		6,592	6,435,660
Series 2023-B, Class B, 4.25%, 10/25/62(a)(b)		881	843,841
Series 2023-B, Class C, 0.00%, 10/25/62(a)(d)		2,009	1,141,468
Series 2023-B, Class SA, 0.00%, 10/25/62(a)(d)		219	200,617
AMMC CLO 18 Ltd., Series 2016-18A, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.68%, 05/26/31(a)(c)		475	475,190
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		4,000	3,933,675
Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)		2,537	2,517,820
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a)		2,872	2,634,151
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(a)		3,756	3,598,233
Anchorage Capital CLO 29 Ltd., Series 2024-29A, Class A1, (3-mo. CME Term SOFR + 1.60%), 5.89%, 07/20/37(a)(c)		4,430	4,438,313
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class BR3, (3-mo. CME Term SOFR + 2.10%), 6.39%, 04/22/34(a)(c)		3,720	3,719,010
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class BR3, (3-mo. CME Term SOFR + 2.05%), 6.35%, 04/28/37(a)(c)		800	799,288
Series 2015-7A, Class CR3, (3-mo. CME Term SOFR + 2.45%), 6.75%, 04/28/37(a)(c)		1,625	1,630,751
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3-mo. CME Term SOFR + 1.46%), 5.76%, 10/27/34(a)(c)		6,670	6,678,214
Series 2016-8A, Class BR2, (3-mo. CME Term SOFR + 2.06%), 6.36%, 10/27/34(a)(c)		1,000	998,388
Series 2016-8A, Class CR2, (3-mo. CME Term SOFR + 2.66%), 6.96%, 10/27/34(a)(c)		1,000	1,000,010
Apidos CLO LII, Series 2025-52A, Class A1, (3-mo. CME Term SOFR + 1.13%), 5.39%, 04/20/38(a)(c)		2,290	2,279,616
Apidos CLO XV, Series 2013-15A, Class A1RR, (3-mo. CME Term SOFR + 1.27%), 5.57%, 04/20/31(a)(c)		278	277,272
Apidos CLO XVIII-R, Series 2018-18A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 5.70%, 01/21/30(a)(c)		1,350	1,350,122
Apidos CLO XX, Series 2015-20A, Class A1RA, (3-mo. CME Term SOFR + 1.36%), 5.67%, 07/16/31(a)(c)		462	462,840
Apidos CLO XXIV, Series 2016-24A, Class A2LX, (3-mo. CME Term SOFR + 1.61%), 5.91%, 10/20/30(a)(c)		340	340,216
Apidos CLO XXV
Series 2016-25A, Class A1R3, (3-mo. CME Term SOFR + 1.14%), 5.47%, 01/20/37(a)(c)		10,720	10,671,760
Series 2016-25A, Class BR3, (3-mo. CME Term SOFR + 1.60%), 5.93%, 01/20/37(a)(c)		4,500	4,487,126

4	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XXXII, Series 2019-32A, Class A1R, (3-mo. CME Term SOFR + 1.10%), 5.39%, 01/20/33(a)(c)	USD	590	$588,561
Apidos CLO XXXIII, Series 2020-33A, Class AR, (3-mo. CME Term SOFR + 1.41%), 5.71%, 10/24/34(a)(c)		1,000	997,765
Apidos CLO XXXIV, Series 2020-34A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 5.71%, 01/20/35(a)(c)		1,450	1,450,730
Apidos CLO XXXIX, Series 2022-39A, Class A1, (3-mo. CME Term SOFR + 1.30%), 5.59%, 04/21/35(a)(c)		5,000	4,997,695
Apidos CLO XXXVI
Series 2021-36A, Class B, (3-mo. CME Term SOFR + 1.86%), 6.16%, 07/20/34(a)(c)		740	739,438
Series 2021-36A, Class D, (3-mo. CME Term SOFR + 3.16%), 7.46%, 07/20/34(a)(c)		250	249,650
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.68%, 10/22/34(a)(c)		1,780	1,782,681
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(a)		141	129,107
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A, (SOFR (30-day) + 1.45%), 5.80%, 01/15/37(a)(c)		106	105,615
AREIT LLC
Series 2022-CRE7, Class A, (1-mo. CME Term SOFR + 2.24%), 6.56%, 06/17/39(a)(c)		1,450	1,449,758
Series 2023-CRE8, Class A, (1-mo. CME Term SOFR + 2.11%), 6.43%, 08/17/41(a)(c)		1,679	1,670,647
AREIT Ltd.
Series 2024-CRE9, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 05/17/41(a)(c)		14,720	14,703,592
Series 2025-CRE10, Class A, (1-mo. CME Term SOFR + 1.39%), 5.71%, 12/17/29(a)(c)		1,400	1,398,782
Ares L CLO Ltd., Series 2018-50A, Class BR, (3-mo. CME Term SOFR + 1.86%), 6.16%, 01/15/32(a)(c)		1,000	999,994
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3-mo. CME Term SOFR + 1.29%), 5.59%, 04/25/34(a)(c)		250	249,637
Ares Loan Funding IV Ltd., Series 2023-ALF4A, Class A1, (3-mo. CME Term SOFR + 1.75%), 6.05%, 10/15/36(a)(c)		1,160	1,164,060
Ares LVI CLO Ltd., Series 2020-56A, Class A1R2, (3-mo. CME Term SOFR + 1.25%), 5.55%, 01/25/38(a)(c)		2,130	2,128,941
Ares LXVII CLO Ltd., Series 2022-67A, Class A1R, (3-mo. CME Term SOFR + 1.19%), 5.49%, 01/25/38(a)(c)		250	249,026
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3-mo. CME Term SOFR + 1.71%), 6.01%, 04/15/34(a)(c)		2,500	2,492,871
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3-mo. CME Term SOFR + 1.84%), 6.14%, 07/20/30(a)(c)		680	679,003
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1-mo. CME Term SOFR + 0.59%), 4.92%, 05/25/35(c)		37	29,480
Argent Securities Trust
Series 2006-M1, Class A2C, (1-mo. CME Term SOFR + 0.41%), 4.74%, 07/25/36(c)		2,087	556,539

Security		Par (000)	Value

Asset-Backed Securities (continued)
Argent Securities Trust
Series 2006-W2, Class A2C, (1-mo. CME Term SOFR + 0.69%), 5.02%, 03/25/36(c)	USD	545	$299,129
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		12	11,686
Asset-Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1-mo. CME Term SOFR + 1.22%), 5.55%, 07/25/35(c)		914	815,905
Assurant CLO I Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.96%), 6.26%, 10/20/34(a)(c)		1,400	1,398,191
Assurant CLO II Ltd., Series 2018-2A, Class A, (3-mo. CME Term SOFR + 1.30%), 5.60%, 04/20/31(a)(c)		112	112,287
Bain Capital Credit CLO Ltd.
Series 2018-2A, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.84%, 07/19/31(a)(c)		250	249,023
Series 2021-4A, Class A1R, (3-mo. CME Term SOFR + 1.20%), 5.49%, 10/20/34(a)(c)		350	349,465
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.32%), 5.61%, 04/18/35(a)(c)		1,200	1,196,596
Series 2024-2A, Class A1, (3-mo. CME Term SOFR + 1.52%), 5.82%, 07/15/37(a)(c)		5,090	5,101,194
Series 2024-6A, Class A1, (3-mo. CME Term SOFR + 1.33%), 5.65%, 01/21/38(a)(c)		1,500	1,498,798
Ballyrock CLO Ltd.
Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.63%, 01/15/38(a)(c)		4,600	4,601,490
Series 2023-25A, Class BR, (3-mo. CME Term SOFR + 1.75%), 6.05%, 01/25/38(a)(c)		500	493,006
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)		5,740	684,938
Bankers Healthcare Group Securitization Trust,
Series 2020-A, Class C, 5.17%, 09/17/31(a)		1,940	1,934,869
Bardot CLO Ltd., Series 2019-2A, Class ARR, (3-mo. CME Term SOFR + 0.98%), 5.29%, 10/22/32(a)(c)		1,240	1,232,434
Barings CLO Ltd.
Series 2015-IA, Class BR, (3-mo. CME Term SOFR + 1.66%), 5.96%, 01/20/31(a)(c)		250	249,833
Series 2018-2A, Class B1AR, (3-mo. CME Term SOFR + 1.65%), 5.95%, 07/15/36(a)(c)		2,560	2,555,227
Battalion CLO 18 Ltd.
Series 2020-18A, Class AR, (3-mo. CME Term SOFR + 1.46%), 5.76%, 10/15/36(a)(c)		500	498,752
Series 2020-18A, Class BR, (3-mo. CME Term SOFR + 2.01%), 6.31%, 10/15/36(a)(c)		1,000	994,874
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 5.63%, 07/18/30(a)(c)		399	399,032
Battalion CLO XV Ltd., Series 2020-15A, Class A1RR, (3-mo. CME Term SOFR + 0.98%), 5.28%, 01/17/33(a)(c)		1,560	1,558,440
Bayswater Park CLO Ltd., Series 2023-1A, Class A1, (3-mo. CME Term SOFR + 1.73%), 6.02%, 01/20/37(a)(c)		660	661,439
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class B2, (1-mo. CME Term SOFR + 2.59%), 6.92%, 02/28/41(c)		5,459	5,490,024

S C H E D U L E S O F I N V E S T M E N T S	5

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Bayview Financial Revolving Asset Trust
Series 2005-A, Class A1, (1-mo. CME Term SOFR + 1.11%), 5.44%, 02/28/40(a)(c)	USD	2,940	$2,645,903
Series 2005-E, Class A1, (1-mo. CME Term SOFR + 1.11%), 5.44%, 12/28/40(a)(c)		873	873,217
Series 2005-E, Class A2A, (1-mo. CME Term SOFR + 1.04%), 5.37%, 12/28/40(a)(c)		715	688,612
BBAM U.S. CLO I Ltd., Series 2022-1A, Class AR, (3-mo. CME Term SOFR + 1.20%), 5.52%, 03/30/38(a)(c)		1,340	1,337,202
BDS Ltd.
Series 2022-FL11, Class ATS, (1-mo. CME Term SOFR + 1.80%), 6.12%, 03/19/39(a)(c)		927	925,245
Series 2024-FL13, Class A, (1-mo. CME Term SOFR + 1.58%), 5.89%, 09/19/39(a)(c)		1,946	1,943,992
Bean Creek CLO Ltd., Series 2015-1A, Class BR, (3-mo. CME Term SOFR + 1.71%), 6.01%, 04/20/31(a)(c)		450	449,054
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1-mo. CME Term SOFR + 2.06%), 6.39%, 08/25/35(c)		3,356	3,232,369
Series 2006-EC1, Class M4, (1-mo. CME Term SOFR + 1.06%), 5.18%, 12/25/35(c)		1,428	1,364,692
Series 2006-HE5, Class M2, (1-mo. CME Term SOFR + 0.59%), 4.92%, 06/25/36(c)		2,146	2,088,502
Series 2006-HE7, Class 1A2, (1-mo. CME Term SOFR + 0.45%), 4.78%, 09/25/36(c)		81	78,884
Series 2007-HE2, Class 1A4, (1-mo. CME Term SOFR + 0.43%), 4.76%, 03/25/37(c)		758	693,482
Series 2007-HE2, Class 23A, (1-mo. CME Term SOFR + 0.39%), 4.72%, 03/25/37(c)		29	27,262
Series 2007-HE3, Class 1A4, (1-mo. CME Term SOFR + 0.46%), 4.79%, 04/25/37(c)		365	344,749
Series 2007-HE5, Class M2, (1-mo. CME Term SOFR + 0.49%), 4.82%, 06/25/47(c)		5,983	5,260,097
Benefit Street Partners CLO Ltd., Series 2015-6BR, Class A1R, (3-mo. CME Term SOFR + 1.18%), 5.46%, 04/20/38(a)(c)		1,460	1,455,745
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1R, (3-mo. CME Term SOFR + 1.53%), 5.82%, 07/20/37(a)(c)		2,366	2,371,611
Benefit Street Partners CLO VIII Ltd.
Series 2015-8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 5.66%, 01/20/31(a)(c)		819	818,255
Series 2015-8A, Class A2R, (3-mo. CME Term SOFR + 1.71%), 6.01%, 01/20/31(a)(c)		1,885	1,884,638
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2AR, (3-mo. CME Term SOFR + 1.81%), 6.11%, 04/20/34(a)(c)		500	498,177
Benefit Street Partners CLO XII-B Ltd., Series 2017-12BRA, Class B, (3-mo. CME Term SOFR + 1.70%), 6.00%, 10/15/37(a)(c)		1,700	1,697,544
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class A1R2, (3-mo. CME Term SOFR + 1.32%), 5.64%, 01/17/38(a)(c)		830	830,830
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class AR, (3-mo. CME Term SOFR + 1.43%), 5.73%, 07/15/34(a)(c)		1,360	1,360,830
Benefit Street Partners CLO XXI Ltd., Series 2020-21A, Class A1R, (3-mo. CME Term SOFR + 1.43%), 5.73%, 10/15/34(a)(c)		250	249,652

Security		Par (000)	Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO XXIX Ltd., Series 2022-29A, Class AR, (3-mo. CME Term SOFR + 1.18%), 5.49%, 01/25/38(a)(c)	USD	1,000	$999,680
Benefit Street Partners CLO XXVI Ltd., Series 2022-26A, Class AR, (3-mo. CME Term SOFR + 1.38%), 5.67%, 07/20/37(a)(c)		1,920	1,921,979
Benefit Street Partners CLO XXVII Ltd., Series 2022-27A, Class AR, (3-mo. CME Term SOFR + 1.37%), 5.66%, 10/20/37(a)(c)		7,630	7,639,892
Benefit Street Partners CLO XXXVII Ltd., Series 2024-37A, Class A, (3-mo. CME Term SOFR + 1.35%), 5.70%, 01/25/38(a)(c)		3,470	3,464,777
Benefit Street Partners CLO XXXVIII Ltd., Series 2024-38A, Class A, (3-mo. CME Term SOFR + 1.31%), 5.62%, 01/25/38(a)(c)		3,570	3,568,183
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.63%, 04/30/31(a)(c)		129	128,611
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(a)		56	54,926
Series 2021-A, Class B, 2.79%, 11/17/33(a)		3,714	3,579,733
Series 2022-C, Class B, 5.93%, 10/17/35(a)		738	739,563
Birch Grove CLO 10 Ltd., Series 2024-10A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.95%, 01/22/38(a)(c)		3,400	3,401,772
Birch Grove CLO 2 Ltd., Series 2021-2A, Class A1R, (3-mo. CME Term SOFR + 1.40%), 5.69%, 10/19/37(a)(c)		630	631,055
Birch Grove CLO 3 Ltd.
Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 5.57%, 01/19/38(a)(c)		380	379,892
Series 2021-3A, Class BR, (3-mo. CME Term SOFR + 1.60%), 5.91%, 01/19/38(a)(c)		730	721,281
Birch Grove CLO 6 Ltd., Series 2023-6A, Class A1, (3-mo. CME Term SOFR + 2.20%), 6.49%, 07/20/35(a)(c)		1,500	1,501,083
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 5.73%, 10/22/30(a)(c)		313	312,591
Series 2013-2A, Class BR, (3-mo. CME Term SOFR + 1.86%), 6.15%, 10/22/30(a)(c)		1,250	1,248,125
Series 2015-3A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 5.56%, 04/20/31(a)(c)		1,017	1,015,979
Series 2016-3A, Class A1R2, (3-mo. CME Term SOFR + 1.20%), 5.52%, 11/15/30(a)(c)		6,476	6,465,524
Series 2016-3A, Class A2R2, (3-mo. CME Term SOFR + 1.70%), 6.02%, 11/15/30(a)(c)		1,000	999,412
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 1.96%), 6.29%, 08/15/31(a)(c)		1,320	1,318,535
Series 2018-3A, Class A1R, (3-mo. CME Term SOFR + 1.19%), 5.49%, 10/25/30(a)(c)		1,348	1,348,352
Series 2018-3A, Class BR, (3-mo. CME Term SOFR + 1.85%), 6.15%, 10/25/30(a)(c)		6,350	6,340,765
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3-mo. CME Term SOFR + 2.01%), 6.31%, 07/25/34(a)(c)		420	419,435
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3-mo. CME Term SOFR + 1.52%), 5.82%, 04/15/34(a)(c)		650	650,164
BlueMountain CLO XXXI Ltd., Series 2021-31A, Class A1, (3-mo. CME Term SOFR + 1.41%), 5.71%, 04/19/34(a)(c)		250	249,431

6	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
BlueMountain Fuji U.S. CLO II Ltd., Series 2017-2A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 5.56%, 10/20/30(a)(c)	USD	2,289	$2,288,707
BRAVO Residential Funding Trust, Series 2024-CES2, Class A1A, 5.55%, 09/25/54(a)(b)		1,537	1,538,667
Brex Commercial Charge Card Master Trust, Series 2024-1, Class A1, 6.05%, 07/15/27(a)		2,027	2,048,073
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.49%), 5.79%, 07/20/34(a)(c)		250	250,252
Bryant Park Funding Ltd.
Series 2023-19A, Class A1R, (3-mo. CME Term SOFR + 1.20%), 5.49%, 04/15/38(a)(c)		720	718,967
Series 2024-25A, Class C, (3-mo. CME Term SOFR + 1.95%), 6.27%, 01/18/38(a)(c)		500	498,874
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.07%), 5.36%, 07/18/34(a)(c)		4,810	4,795,570
BXMT Ltd. Mortgage-Backed Securities, Series 2025-FL5, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 10/18/42(a)(c)		12,936	12,903,660
Canyon Capital CLO Ltd., Series 2016-1A, Class AR, (3-mo. CME Term SOFR + 1.33%), 5.63%, 07/15/31(a)(c)		665	665,681
Canyon CLO Ltd.
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.33%), 5.63%, 07/15/31(a)(c)		312	311,686
Series 2020-3A, Class BR, (3-mo. CME Term SOFR + 1.95%), 6.25%, 10/15/37(a)(c)		250	249,260
Carbone CLO Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.40%), 5.70%, 01/20/31(a)(c)		383	383,182
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3-mo. CME Term SOFR + 1.29%), 5.58%, 04/30/31(a)(c)		793	792,464
Carlyle Global Market Strategies CLO Ltd.
Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.23%), 5.53%, 04/17/31(a)(c)		1,297	1,297,899
Series 2014-2RA, Class A1, (3-mo. CME Term SOFR + 1.31%), 5.64%, 05/15/31(a)(c)		783	781,935
Series 2014-3RA, Class A1A, (3-mo. CME Term SOFR + 1.31%), 5.61%, 07/27/31(a)(c)		229	228,969
Series 2014-3RA, Class A1B, (3-mo. CME Term SOFR + 1.56%), 5.86%, 07/27/31(a)(c)		1,000	1,001,144
Series 2014-5A, Class A1RR, (3-mo. CME Term SOFR + 1.40%), 5.70%, 07/15/31(a)(c)		626	626,781
Series 2014-5A, Class A2RR, (3-mo. CME Term SOFR + 1.71%), 6.01%, 07/15/31(a)(c)		590	590,401
Series 2015-1A, Class AR3, (3-mo. CME Term SOFR + 1.24%), 5.54%, 07/20/31(a)(c)		241	241,595
Carlyle U.S. CLO Ltd.
Series 2017-3A, Class A1R2, (3-mo. CME Term SOFR + 1.40%), 5.69%, 10/21/37(a)(c)		4,610	4,615,781
Series 2017-3A, Class BR2, (3-mo. CME Term SOFR + 1.78%), 6.07%, 10/21/37(a)(c)		2,810	2,812,886
Series 2019-1A, Class A1AR, (3-mo. CME Term SOFR + 1.34%), 5.64%, 04/20/31(a)(c)		285	285,303
Series 2021-8A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/15/34(a)(c)		3,000	2,998,470
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1-mo. CME Term SOFR + 0.36%), 4.69%, 10/25/36(c)		1,287	988,351

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A3, (1-mo. CME Term SOFR + 0.27%), 4.60%, 10/25/36(c)	USD	19	$18,255
Series 2007-FRE1, Class A3, (1-mo. CME Term SOFR + 0.37%), 4.70%, 02/25/37(c)		3,794	3,607,665
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 7.81%, 10/15/34(a)(c)		1,000	998,064
Series 2021-2A, Class E, (3-mo. CME Term SOFR + 7.01%), 11.31%, 10/15/34(a)(c)		1,250	1,252,802
CarVal CLO VIII-C Ltd., Series 2022-2A, Class A1R, (3-mo. CME Term SOFR + 1.42%), 5.71%, 10/22/37(a)(c)		770	770,387
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)		4,392	4,150,773
Cayuga Park CLO Ltd., Series 2020-1A, Class AR, (3-mo. CME Term SOFR + 1.38%), 5.68%, 07/17/34(a)(c)		3,390	3,393,945
CBAM Ltd.
Series 2018-5A, Class B1, (3-mo. CME Term SOFR + 1.66%), 5.96%, 04/17/31(a)(c)		540	537,352
Series 2018-6A, Class B1R, (3-mo. CME Term SOFR + 2.36%), 6.66%, 01/15/31(a)(c)		1,000	998,718
Series 2018-7A, Class B1, (3-mo. CME Term SOFR + 1.86%), 6.16%, 07/20/31(a)(c)		500	499,754
Series 2019-10A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 5.68%, 04/20/32(a)(c)		4,228	4,232,642
Series 2020-12A, Class AR, (3-mo. CME Term SOFR + 1.44%), 5.74%, 07/20/34(a)(c)		810	808,270
C-BASS Trust, Series 2006-CB9, Class A4, (1-mo. CME Term SOFR + 0.57%), 4.90%, 11/25/36(c)		173	77,460
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3-mo. CME Term SOFR + 1.34%), 5.64%, 04/20/34(a)(c)		750	746,442
Series 2013-1A, Class BRR, (3-mo. CME Term SOFR + 1.61%), 5.91%, 04/20/34(a)(c)		500	496,400
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 5.66%, 07/17/31(a)(c)		1,287	1,287,190
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3-mo. CME Term SOFR + 1.31%), 5.61%, 04/20/34(a)(c)		500	497,283
Cedar Funding VII CLO Ltd., Series 2018-7A, Class AR, (3-mo. CME Term SOFR + 1.08%), 5.37%, 01/20/31(a)(c)		207	207,084
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R2, (3-mo. CME Term SOFR + 1.06%), 5.37%, 05/29/32(a)(c)		921	919,599
Series 2019-11A, Class A2R2, (3-mo. CME Term SOFR + 1.30%), 5.61%, 05/29/32(a)(c)		250	249,753
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B1R, (3-mo. CME Term SOFR + 1.70%), 6.00%, 10/15/37(a)(c)		1,480	1,475,511
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 6.32%, 07/16/30(a)(c)		250	250,415
Series 2013-2A, Class A1L2, (3-mo. CME Term SOFR + 1.26%), 5.56%, 10/18/30(a)(c)		1,130	1,130,173
Series 2013-2A, Class A2L2, (3-mo. CME Term SOFR + 1.76%), 6.06%, 10/18/30(a)(c)		250	249,894
Series 2014-1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 5.96%, 01/18/31(a)(c)		2,100	2,097,178

S C H E D U L E S O F I N V E S T M E N T S	7

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2014-2RA, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.66%, 10/24/37(a)(c)	USD	10,000	$10,005,035
Series 2014-4RA, Class A1A2, (3-mo. CME Term SOFR + 0.99%), 5.30%, 01/17/35(a)(c)		1,000	996,809
Series 2015-1A, Class ARR, (3-mo. CME Term SOFR + 1.37%), 5.66%, 01/22/31(a)(c)		781	781,554
Series 2015-4A, Class A1A2, (3-mo. CME Term SOFR + 1.33%), 5.63%, 04/20/34(a)(c)		1,720	1,719,140
Series 2017-5A, Class AR, (3-mo. CME Term SOFR + 1.41%), 5.71%, 07/17/37(a)(c)		1,080	1,080,942
Series 2017-5A, Class DR, (3-mo. CME Term SOFR + 3.05%), 7.35%, 07/17/37(a)(c)		380	376,272
Series 2018-1A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 5.67%, 01/18/38(a)(c)		1,390	1,390,039
Series 2018-1A, Class BR, (3-mo. CME Term SOFR + 1.70%), 6.05%, 01/18/38(a)(c)		1,630	1,628,857
Series 2018-2A, Class A1R, (3-mo. CME Term SOFR + 1.37%), 5.66%, 10/20/37(a)(c)		4,140	4,145,830
Series 2018-2A, Class BR, (3-mo. CME Term SOFR + 1.75%), 6.04%, 10/20/37(a)(c)		1,500	1,502,145
Series 2018-3A, Class A, (3-mo. CME Term SOFR + 1.36%), 5.66%, 07/18/31(a)(c)		779	777,954
Series 2018-3A, Class B, (3-mo. CME Term SOFR + 1.86%), 6.16%, 07/18/31(a)(c)		256	256,089
Series 2019-1A, Class A1R2, (3-mo. CME Term SOFR + 1.36%), 5.65%, 10/20/37(a)(c)		4,297	4,294,852
Series 2019-1A, Class BR2, (3-mo. CME Term SOFR + 1.70%), 5.99%, 10/20/37(a)(c)		250	250,021
Series 2019-1A, Class CR2, (3-mo. CME Term SOFR + 2.00%), 6.29%, 10/20/37(a)(c)		250	250,812
Series 2019-3A, Class CR2, (3-mo. CME Term SOFR + 1.80%), 6.11%, 01/16/38(a)(c)		1,550	1,549,653
Series 2019-5A, Class A1R1, (3-mo. CME Term SOFR + 1.40%), 5.70%, 01/15/35(a)(c)		2,250	2,254,103
Series 2019-6A, Class A1R, (3-mo. CME Term SOFR + 1.45%), 5.76%, 07/16/37(a)(c)		4,080	4,086,135
Series 2020-3A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.69%, 10/20/34(a)(c)		7,680	7,691,784
Series 2020-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/20/34(a)(c)		970	969,350
Series 2020-4A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 5.73%, 01/15/40(a)(c)		500	499,772
Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.42%), 5.72%, 07/25/37(a)(c)		250	250,264
Series 2021-1A, Class BR, (3-mo. CME Term SOFR + 1.75%), 6.05%, 07/25/37(a)(c)		690	688,206
Series 2021-3A, Class B, (3-mo. CME Term SOFR + 1.96%), 6.26%, 07/15/36(a)(c)		510	510,396
Series 2021-4A, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.65%, 07/23/37(a)(c)		4,210	4,211,637
Series 2021-4A, Class BR, (3-mo. CME Term SOFR + 1.65%), 5.94%, 07/23/37(a)(c)		2,500	2,497,546
Series 2021-4A, Class CR, (3-mo. CME Term SOFR + 1.90%), 6.19%, 07/23/37(a)(c)		1,000	1,001,314
Series 2021-5A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 5.57%, 01/15/38(a)(c)		5,520	5,514,684
Series 2021-6A, Class A, (3-mo. CME Term SOFR + 1.40%), 5.70%, 10/15/34(a)(c)		580	580,982
Series 2021-6A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/15/34(a)(c)		550	549,268

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2023-3A, Class A, (3-mo. CME Term SOFR + 1.60%), 5.89%, 01/20/37(a)(c)	USD	1,700	$1,703,402
Series 2024-3A, Class A1, (3-mo. CME Term SOFR + 1.48%), 5.77%, 07/21/37(a)(c)		2,900	2,907,251
Series 2025-1A, Class A, (3-mo. CME Term SOFR + 1.15%), 5.40%, 04/23/38(a)(c)		250	249,083
Series 2025-2A, Class A, (3-mo. CME Term SOFR + 1.13%), 5.41%, 04/15/38(a)(c)		2,970	2,957,519
CIT Mortgage Loan Trust
Series 2007-1, Class 1M2, (1-mo. CME Term SOFR + 2.74%), 7.06%, 10/25/37(a)(c)		2,144	2,084,495
Series 2007-1, Class 2M2, (1-mo. CME Term SOFR + 2.74%), 7.06%, 10/25/37(a)(c)		293	276,049
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1-mo. CME Term SOFR + 0.31%), 4.64%, 05/25/37(c)		887	575,959
Series 2007-AHL2, Class A3C, (1-mo. CME Term SOFR + 0.38%), 4.71%, 05/25/37(c)		413	268,095
Series 2007-WFH2, Class M3, (1-mo. CME Term SOFR + 0.82%), 5.14%, 03/25/37(c)		5,000	4,798,079
Series 2007-WFH4, Class M3A, (1-mo. CME Term SOFR + 3.86%), 8.19%, 07/25/37(c)		1,000	967,311
Clover CLO LLC, Series 2021-3A, Class AR, (3-mo. CME Term SOFR + 1.07%), 5.37%, 01/25/35(a)(c)		3,630	3,626,011
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)		419	380,557
Series 2021-B, Class C, 2.72%, 06/25/52(a)		1,787	1,647,259
Series 2021-B, Class D, 3.78%, 06/25/52(a)		327	308,206
Series 2021-C, Class B, 2.72%, 07/26/55(a)		298	268,665
Series 2021-C, Class C, 3.06%, 07/26/55(a)		2,948	2,695,377
College Ave Student Loans Trust, Series 2024-A, Class A1B, (SOFR (30-day) + 1.75%), 6.09%, 06/25/54(a)(c)		5,851	5,961,640
Concord Music Royalties LLC, Series 2024-1A, Class A, 5.64%, 10/20/74(a)		1,998	1,986,269
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		21	21,381
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		496	504,436
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		2,165	314,657
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		2,157	314,668
Cook Park CLO Ltd., Series 2018-1A, Class B, (3-mo. CME Term SOFR + 1.66%), 5.96%, 04/17/30(a)(c)		250	249,466
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.53%, 04/25/36(c)		1,231	1,083,287
Series 2006-14, Class M1, (1-mo. CME Term SOFR + 0.55%), 4.87%, 02/25/37(c)		823	727,358
Series 2006-22, Class M1, (1-mo. CME Term SOFR + 0.46%), 4.78%, 05/25/47(c)		463	403,590
Series 2006-26, Class M1, (1-mo. CME Term SOFR + 0.49%), 4.81%, 06/25/37(c)		4,229	3,707,700
Series 2007-SEA2, Class 2A1, (1-mo. CME Term SOFR + 1.61%), 5.94%, 06/25/47(a)(c)		939	744,865
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1-mo. CME Term SOFR + 0.38%), 4.70%, 03/15/34(c)		8	8,028

8	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1B, 6.00%, 01/25/43(a)(b)	USD	213	$160,682
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 2.99%, 12/25/36(b)		15	12,238
Series 2006-MH1, Class B1, 6.75%, 10/25/36(a)(b)		1,085	1,077,194
Series 2006-MH1, Class B2, 6.75%, 10/25/36(a)(b)		1,793	1,444,866
Series 2006-SL1, Class A3, (1-mo. CME Term SOFR + 0.55%), 4.88%, 09/25/36(a)(c)		5,480	191,382
CreekSource Dunes Creek CLO Ltd.
Series 2024-1X, Class A1, (3-mo. CME Term SOFR + 1.41%), 5.74%, 01/15/38(c)(e)		250	250,248
Series 2024-1X, Class B, (3-mo. CME Term SOFR + 1.75%), 6.08%, 01/15/38(c)(e)		960	957,389
Crown Point CLO 10 Ltd., Series 2021-10A, Class B, (3-mo. CME Term SOFR + 1.96%), 6.26%, 07/20/34(a)(c)		510	509,243
CWHEQ Revolving Home Equity Loan Trust
Series 2006-C, Class 2A, (1-mo. CME Term SOFR + 0.29%), 4.61%, 05/15/36(c)		330	325,896
Series 2006-I, Class 1A, (1-mo. CME Term SOFR + 0.25%), 4.57%, 01/15/37(c)		118	112,749
Dewolf Park CLO Ltd.
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.18%), 5.48%, 10/15/30(a)(c)		3,553	3,550,954
Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 2.11%), 6.41%, 10/15/30(a)(c)		500	499,993
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.69%, 10/15/37(a)(c)		11,025	11,041,229
Diameter Capital CLO 2 Ltd.
Series 2021-2A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.69%, 10/15/37(a)(c)		9,990	9,980,114
Series 2021-2A, Class A2R, (3-mo. CME Term SOFR + 1.80%), 6.10%, 10/15/37(a)(c)		500	497,374
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.62%, 01/15/38(a)(c)		1,890	1,886,241
Diameter Capital CLO 5 Ltd., Series 2023-5A, Class A2, (3-mo. CME Term SOFR + 2.40%), 6.70%, 10/15/36(a)(c)		1,000	1,004,319
Diameter Capital CLO 9 Ltd., Series 2025-9A, Class A, (3-mo. CME Term SOFR + 1.17%), 5.49%, 04/20/38(a)(c)		657	654,337
Dryden 104 CLO Ltd., Series 2022-104A, Class A1R, (3-mo. CME Term SOFR + 1.29%), 5.61%, 08/20/34(a)(c)		3,370	3,370,172
Dryden 119 CLO Ltd., Series 2024-119A, Class C1, (3-mo. CME Term SOFR + 2.35%), 6.65%, 04/15/36(a)(c)		1,000	1,003,511
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.66%, 01/15/31(a)(c)		1,397	1,397,584
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, (3-mo. CME Term SOFR + 1.23%), 5.53%, 04/15/31(a)(c)		1,295	1,294,394
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR3, (3-mo. CME Term SOFR + 1.07%), 5.36%, 04/20/34(a)(c)		1,620	1,616,604

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3-mo. CME Term SOFR + 1.21%), 5.51%, 07/18/30(a)(c)	USD	506	$505,660
Dryden 50 Senior Loan Fund, Series 2017-50A, Class A1R, (3-mo. CME Term SOFR + 1.26%), 5.56%, 07/15/30(a)(c)		410	409,516
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3-mo. CME Term SOFR + 1.38%), 5.68%, 01/15/31(a)(c)		1,423	1,421,388
Dryden 54 Senior Loan Fund, Series 2017-54A, Class AR, (3-mo. CME Term SOFR + 1.15%), 5.44%, 10/19/29(a)(c)		1,385	1,383,994
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, (3-mo. CME Term SOFR + 1.28%), 5.58%, 04/15/31(a)(c)		2,236	2,236,285
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3-mo. CME Term SOFR + 1.31%), 5.61%, 07/15/31(a)(c)		170	169,704
Dryden 64 CLO Ltd., Series 2018-64A, Class A, (3-mo. CME Term SOFR + 1.23%), 5.53%, 04/18/31(a)(c)		290	289,876
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3-mo. CME Term SOFR + 1.86%), 6.16%, 07/18/30(a)(c)		500	500,247
Dryden 76 CLO Ltd., Series 2019-76A, Class A1R2, (3-mo. CME Term SOFR + 1.37%), 5.67%, 10/15/37(a)(c)		620	620,428
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3-mo. CME Term SOFR + 1.38%), 5.70%, 05/20/34(a)(c)		2,000	2,002,024
Series 2020-77A, Class XR, (3-mo. CME Term SOFR + 1.26%), 5.58%, 05/20/34(a)(c)		78	78,113
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3-mo. CME Term SOFR + 1.16%), 5.46%, 04/15/29(a)(c)		876	876,264
Eaton Vance CLO Ltd.
Series 2013-1A, Class A23R, (3-mo. CME Term SOFR + 1.81%), 6.11%, 01/15/34(a)(c)		1,080	1,077,742
Series 2014-1RA, Class A2, (3-mo. CME Term SOFR + 1.75%), 6.05%, 07/15/30(a)(c)		250	250,111
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)		427	418,056
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(a)		183	169,093
Series 2021-A, Class B, 3.50%, 11/25/50(a)		1,200	1,012,983
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)		834	833,379
Elmwood CLO 15 Ltd.
Series 2022-2A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.63%, 04/22/35(a)(c)		10,590	10,584,705
Series 2022-2A, Class D, (3-mo. CME Term SOFR + 3.67%), 7.96%, 04/22/35(a)(c)		1,625	1,621,769
Elmwood CLO 23 Ltd., Series 2023-2A, Class A, (3-mo. CME Term SOFR + 1.80%), 6.11%, 04/16/36(a)(c)		720	719,439
Elmwood CLO 27 Ltd.
Series 2024-3A, Class B, (3-mo. CME Term SOFR + 1.95%), 6.24%, 04/18/37(a)(c)		1,210	1,217,208
Series 2024-3A, Class D, (3-mo. CME Term SOFR + 3.45%), 7.74%, 04/18/37(a)(c)		250	251,654

S C H E D U L E S O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Elmwood CLO 29 Ltd., Series 2024-5A, Class AR1, (3-mo. CME Term SOFR + 1.52%), 5.81%, 04/20/37(a)(c)	USD	4,250	$4,259,748
Elmwood CLO 30 Ltd., Series 2024-6A, Class A, (3-mo. CME Term SOFR + 1.43%), 5.73%, 07/17/37(a)(c)		1,700	1,702,145
Elmwood CLO 36 Ltd., Series 2024-12RA, Class AR, (3-mo. CME Term SOFR + 1.34%), 5.75%, 10/20/37(a)(c)		1,730	1,731,730
Elmwood CLO 38 Ltd., Series 2025-1A, Class A, (3-mo. CME Term SOFR + 1.15%), 5.43%, 04/22/38(a)(c)		620	617,759
Elmwood CLO I Ltd., Series 2019-1A, Class A1RR, (3-mo. CME Term SOFR + 1.52%), 5.81%, 04/20/37(a)(c)		250	250,375
Elmwood CLO II Ltd.
Series 2019-2A, Class A1RR, (3-mo. CME Term SOFR + 1.35%), 5.64%, 10/20/37(a)(c)		4,920	4,924,961
Series 2019-2A, Class BRR, (3-mo. CME Term SOFR + 1.70%), 5.99%, 10/20/37(a)(c)		900	896,952
Series 2019-2A, Class D1RR, (3-mo. CME Term SOFR + 3.05%), 7.34%, 10/20/37(a)(c)		250	247,654
Elmwood CLO III Ltd., Series 2019-3A, Class BRR, (3-mo. CME Term SOFR + 1.70%), 5.99%, 07/18/37(a)(c)		1,080	1,076,089
Elmwood CLO IV Ltd., Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.35%), 7.64%, 04/18/37(a)(c)		1,000	1,004,399
Elmwood CLO VI Ltd., Series 2020-3A, Class ARR, (3-mo. CME Term SOFR + 1.38%), 5.67%, 07/18/37(a)(c)		3,690	3,692,063
Elmwood CLO VII Ltd., Series 2020-4A, Class A1RR, (3-mo. CME Term SOFR + 1.36%), 5.92%, 10/17/37(a)(c)		1,210	1,210,611
Elmwood CLO VIII Ltd., Series 2021-1A, Class FR, (3-mo. CME Term SOFR + 8.00%), 12.29%, 04/20/37(a)(c)		250	232,822
Elmwood CLO XII Ltd., Series 2021-5A, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.66%, 10/15/37(a)(c)		5,880	5,882,419
Enterprise Fleet Financing LLC, Series 2024-4, Class A4, 4.70%, 06/20/31(a)		1,124	1,128,690
FBR Securitization Trust, Series 2005-5, Class M2, (1-mo. CME Term SOFR + 0.82%), 5.14%, 11/25/35(c)		1,673	1,655,559
FIGRE Trust, Series 2024-SL1, Class A1, 5.75%, 07/25/53(a)(c)		8,855	8,889,440
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.60%), 5.90%, 07/15/30(a)(c)		250	250,251
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1-mo. CME Term SOFR + 0.39%), 4.72%, 12/25/36(c)		441	177,942
Series 2006-FF17, Class A5, (1-mo. CME Term SOFR + 0.26%), 4.59%, 12/25/36(c)		1,330	1,132,328
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(a)		3,650	3,622,884
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(a)		4,464	4,308,172
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(a)		5,500	5,251,427

Security		Par (000)	Value

Asset-Backed Securities (continued)
FirstKey Homes Trust
Series 2022-SFR1, Class E1, 5.00%, 05/19/39(a)	USD	4,000	$3,947,440
Series 2022-SFR1, Class E2, 5.00%, 05/19/39(a)		2,990	2,933,301
Series 2022-SFR2, Class E1, 4.50%, 07/17/39(a)		2,681	2,610,547
Series 2022-SFR3, Class E2, 3.50%, 07/17/38(a)		6,928	6,674,653
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 5.51%, 04/17/31(a)(c)		266	265,891
Flatiron CLO 19 Ltd.
Series 2019-1A, Class AR, (3-mo. CME Term SOFR + 1.34%), 5.67%, 11/16/34(a)(c)		1,045	1,045,936
Series 2019-1A, Class DR, (3-mo. CME Term SOFR + 3.26%), 7.59%, 11/16/34(a)(c)		900	900,081
Flatiron CLO 20 Ltd.
Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.92%), 6.24%, 05/20/36(a)(c)		1,330	1,329,314
Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.45%), 7.77%, 05/20/36(a)(c)		1,000	998,028
Flatiron CLO 21 Ltd.
Series 2021-1A, Class A2R, (3-mo. CME Term SOFR + 1.58%), 5.87%, 10/19/37(a)(c)		2,060	2,055,593
Series 2021-1A, Class BR, (3-mo. CME Term SOFR + 1.70%), 5.99%, 10/19/37(a)(c)		1,200	1,195,888
Flatiron CLO 25 Ltd.
Series 2024-2A, Class A, (3-mo. CME Term SOFR + 1.35%), 5.62%, 10/17/37(a)(c)		1,060	1,060,401
Series 2024-2A, Class B, (3-mo. CME Term SOFR + 1.60%), 5.87%, 10/17/37(a)(c)		650	648,650
FNA 8 LLC, Series 2025-1, Class A, 5.62%, 03/15/45(a)(c)		7,177	7,177,000
Fort Greene Park CLO LLC, Series 2025-2A, Class AR, (3-mo. CME Term SOFR + 0.95%), 5.27%, 04/22/34(a)(c)		7,900	7,865,257
Foundation Finance Trust
Series 2021-2A, Class A, 2.19%, 01/15/42(a)		1,093	1,023,723
Series 2024-1A, Class B, 5.95%, 12/15/49(a)		662	677,895
Series 2024-2A, Class B, 4.93%, 03/15/50(a)		1,122	1,114,295
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1-mo. CME Term SOFR + 0.39%), 4.72%, 02/25/37(c)		1,776	1,302,377
FS Rialto Issuer Ltd.
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 6.25%, 01/19/39(a)(c)		2,065	2,062,978
Series 2024-FL9, Class A, (1-mo. CME Term SOFR + 1.63%), 5.95%, 10/19/39(a)(c)		4,618	4,613,479
Series 2025-FL10, Class A, (1-mo. CME Term SOFR + 1.39%), 5.69%, 08/19/42(a)(c)		1,240	1,229,074
Galaxy 33 CLO Ltd., Series 2024-33A, Class D1, (3-mo. CME Term SOFR + 3.55%), 7.84%, 04/20/37(a)(c)		1,900	1,895,851
Galaxy XV CLO Ltd.
Series 2013-15A, Class ARR, (3-mo. CME Term SOFR + 1.23%), 5.53%, 10/15/30(a)(c)		86	86,457
Series 2013-15A, Class CRR, (3-mo. CME Term SOFR + 2.11%), 6.41%, 10/15/30(a)(c)		250	249,873
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.66%, 07/15/31(a)(c)		127	126,812

10	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3-mo. CME Term SOFR + 1.26%), 5.56%, 04/20/31(a)(c)	USD	1,621	$1,619,201
Galaxy XXVI CLO Ltd., Series 2018-26A, Class AR, (3-mo. CME Term SOFR + 1.17%), 5.50%, 11/22/31(a)(c)		612	611,359
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3-mo. CME Term SOFR + 1.28%), 5.61%, 05/16/31(a)(c)		544	543,353
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class B, (3-mo. CME Term SOFR + 1.86%), 6.16%, 07/15/31(a)(c)		510	509,985
Generate CLO 2 Ltd.
Series 2A, Class AR2, (3-mo. CME Term SOFR + 1.41%), 5.70%, 10/22/37(a)(c)		2,020	2,023,607
Series 2A, Class BR2, (3-mo. CME Term SOFR + 1.80%), 6.09%, 10/22/37(a)(c)		1,990	1,977,683
Generate CLO 20 Ltd.
Series 2024-20A, Class A, (3-mo. CME Term SOFR + 1.30%), 5.59%, 01/25/38(a)(c)		3,630	3,622,740
Series 2024-20A, Class B, (3-mo. CME Term SOFR + 1.70%), 5.99%, 01/25/38(a)(c)		1,930	1,921,223
Generate CLO 7 Ltd., Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 5.91%, 04/22/37(a)(c)		8,525	8,542,036
Generate CLO 8 Ltd., Series 8A, Class A1R2, (3-mo. CME Term SOFR + 1.38%), 5.67%, 01/20/38(a)(c)		4,500	4,507,420
GoldenTree Loan Management U.S. CLO 11 Ltd.
Series 2021-11A, Class AR, (3-mo. CME Term SOFR + 1.08%), 5.37%, 10/20/34(a)(c)		7,920	7,909,651
Series 2021-11A, Class ER, (3-mo. CME Term SOFR + 4.90%), 9.19%, 10/20/34(a)(c)		1,750	1,722,384
GoldenTree Loan Management U.S. CLO 23 Ltd.
Series 2024-23A, Class A, (3-mo. CME Term SOFR + 1.27%), 5.60%, 01/20/39(a)(c)		1,540	1,534,939
Series 2024-23A, Class B, (3-mo. CME Term SOFR + 1.60%), 5.93%, 01/20/39(a)(c)		2,470	2,462,134
GoldenTree Loan Management U.S. CLO 24 Ltd., Series 2025-24A, Class A, (3-mo. CME Term SOFR + 1.15%), 10/20/38(a)(c)(f)		7,500	7,440,000
GoldenTree Loan Management U.S. CLO 7 Ltd., Series 2020-7A, Class ARR, (3-mo. CME Term SOFR + 1.10%), 5.39%, 04/20/34(a)(c)		450	449,247
GoldenTree Loan Management U.S. CLO 9 Ltd., Series 2021-9R, Class DR, (3-mo. CME Term SOFR + 3.35%), 7.64%, 04/20/37(a)(c)		750	753,148
Goldman Home Improvement Trust
Series 2021-GRN2, Class B, 1.97%, 06/25/51(a)		1,898	1,836,504
Series 2022-GRN2, Class A, 6.80%, 10/25/52(a)		714	731,395
Golub Capital Partners CLO Ltd.
Series 2019-41A, Class AR, (3-mo. CME Term SOFR + 1.58%), 5.88%, 01/20/34(a)(c)		1,700	1,703,393
Series 2019-43A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 5.63%, 10/20/37(a)(c)		3,050	3,051,404
Series 2021-55A, Class A, (3-mo. CME Term SOFR + 1.46%), 5.76%, 07/20/34(a)(c)		580	580,708
Series 2021-58A, Class A1, (3-mo. CME Term SOFR + 1.44%), 5.74%, 01/25/35(a)(c)		1,780	1,781,666
Series 2023-66A, Class A, (3-mo. CME Term SOFR + 1.95%), 6.25%, 04/25/36(a)(c)		290	289,949

Security		Par (000)	Value

Asset-Backed Securities (continued)
Golub Capital Partners CLO Ltd.
Series 2024-71A, Class A, (3-mo. CME Term SOFR + 1.95%), 6.25%, 02/09/37(a)(c)	USD	6,000	$5,993,258
Series 2024-76A, Class A1, (3-mo. CME Term SOFR + 1.37%), 6.11%, 10/25/37(a)(c)		790	790,513
Series 2024-76A, Class B, (3-mo. CME Term SOFR + 1.67%), 6.41%, 10/25/37(a)(c)		560	556,620
Series 2024-76A, Class D1, (3-mo. CME Term SOFR + 2.90%), 7.64%, 10/25/37(a)(c)		490	490,723
Series 2024-77A, Class A1, (3-mo. CME Term SOFR + 1.25%), 5.55%, 01/25/38(a)(c)		410	409,585
GoodLeap Home Improvement Solutions Trust
Series 2024-1A, Class A, 5.35%, 10/20/46(a)		10,500	10,633,310
Series 2025-1A, Class A, 5.38%, 02/20/49(a)		10,616	10,755,314
Series 2025-1A, Class B, 6.27%, 02/20/49(a)		2,350	2,376,755
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		1,212	967,787
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		858	781,354
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)		844	795,471
Series 2023-3C, Class A, 6.50%, 07/20/55(a)		265	259,961
Gracie Point International Funding LLC
Series 2023-1A, Class A, (SOFR (90-day) + 1.95%), 6.37%, 09/01/26(a)(c)		1,416	1,419,637
Series 2024-1A, Class A, (SOFR (90-day) + 1.70%), 6.12%, 03/01/28(a)(c)		4,053	4,060,114
Green Lakes Park CLO LLC, Series 2025-1A, Class ARR, (3-mo. CME Term SOFR + 1.18%), 5.47%, 01/25/38(a)(c)		2,480	2,473,576
GreenSky Home Improvement Issuer Trust
Series 2024-1, Class A4, 5.67%, 06/25/59(a)		6,632	6,714,867
Series 2024-1, Class B, 5.87%, 06/25/59(a)		764	774,191
Series 2024-2, Class A4, 5.15%, 10/27/59(a)		2,455	2,461,016
Series 2024-2, Class B, 5.26%, 10/27/59(a)		1,685	1,686,353
Greenwood Park CLO Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 5.59%, 04/15/31(a)(c)		162	162,424
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1-mo. CME Term SOFR + 0.81%), 5.14%, 12/25/35(c)		282	126,476
Series 2006-14, Class A3A, (1-mo. CME Term SOFR + 0.61%), 4.94%, 09/25/36(c)		4,504	1,344,933
Series 2006-18, Class AF3A, 5.77%, 11/25/36(c)		1,334	386,228
Series 2006-4, Class 1A1, 4.25%, 03/25/36(c)		659	444,506
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		24	4,453
GSAMP Trust
Series 2006-HE4, Class M1, (1-mo. CME Term SOFR + 0.56%), 4.89%, 06/25/36(c)		2,900	2,444,686
Series 2007-H1, Class A1B, (1-mo. CME Term SOFR + 0.51%), 4.84%, 01/25/47(c)		9	4,597
Series 2007-HS1, Class M5, (1-mo. CME Term SOFR + 3.49%), 7.81%, 02/25/47(c)		3,566	3,546,015
Series 2007-HS1, Class M7, (1-mo. CME Term SOFR + 3.49%), 7.81%, 02/25/47(c)		3,000	2,782,073
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.66%, 07/15/35(a)(c)		2,420	2,422,806
Halseypoint CLO 4 Ltd., Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.48%), 5.78%, 04/20/34(a)(c)		920	918,864
Home Efficiency Trust, Series 2024, Class A,
0.00%, 12/31/54(a)(d)(g)		1,973	2,012,324

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Home Equity Asset Trust, Series 2006-3, Class M2, (1-mo. CME Term SOFR + 0.71%), 5.04%, 07/25/36(c)	USD	280	$265,158
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1-mo. CME Term SOFR + 2.14%), 3.94%, 07/25/34(c)		12	11,659
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		5,760	5,515,820
Huntington Bank Auto Credit-Linked Notes, Series 2024-1, Class B2, (SOFR (30-day) + 1.40%), 5.74%, 05/20/32(a)(c)		8,141	8,152,955
Invesco CLO Ltd., Series 2022-1A, Class B, (3-mo. CME Term SOFR + 1.80%), 6.09%, 04/20/35(a)(c)		510	508,799
JPMorgan Mortgage Acquisition Trust
Series 2006-CH1, Class M7, (1-mo. CME Term SOFR + 1.31%), 5.64%, 07/25/36(c)		3,498	3,109,302
Series 2007-CH1, Class MF1, 4.50%, 11/25/36(b)		100	102,032
Juniper Valley Park CLO Ltd., Series 2023-1R, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.84%, 07/20/36(a)(c)		1,800	1,791,447
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3-mo. CME Term SOFR + 1.25%), 6.10%, 07/28/42(c)		2,046	1,963,402
Kings Park CLO Ltd., Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.69%, 01/21/35(a)(c)		810	810,563
KKR CLO 10 Ltd., Series 10, Class BR, (3-mo. CME Term SOFR + 1.96%), 6.26%, 09/15/29(a)(c)		342	339,855
KKR CLO 17 Ltd., Series 17, Class AR, (3-mo. CME Term SOFR + 1.34%), 5.64%, 04/15/34(a)(c)		500	499,834
KKR CLO 33 Ltd., Series 33A, Class A, (3-mo. CME Term SOFR + 1.43%), 5.73%, 07/20/34(a)(c)		500	500,279
Lake George Park CLO Ltd., Series 2025-1A, Class B, (3-mo. CME Term SOFR + 1.50%), 04/15/38(a)(c)(f)(g)		1,140	1,140,000
LCM 26 Ltd., Series 26A, Class A1, (3-mo. CME Term SOFR + 1.33%), 5.63%, 01/20/31(a)(c)		1,010	1,009,312
LCM 36 Ltd., Series 36A, Class A1R, (3-mo. CME Term SOFR + 1.07%), 5.39%, 01/15/34(a)(c)		4,810	4,801,473
LCM XVII LP, Series 17A, Class A1AR, (3-mo. CME Term SOFR + 1.39%), 5.69%, 10/15/31(a)(c)		3,366	3,366,229
LCM XVIII LP, Series 18A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 5.58%, 04/20/31(a)(c)		56	56,381
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)		2,454	2,351,814
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)		543	106,556
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)		674	615,337
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33(d)		379	371,414
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1-mo. CME Term SOFR + 0.20%), 4.53%, 06/25/37(a)(c)		72	47,597
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/31(a)		1,525	1,420,347
Series 2021-2A, Class B, 2.37%, 04/20/32(a)		4,630	4,257,958

Security		Par (000)	Value

Asset-Backed Securities (continued)
Lendmark Funding Trust
Series 2021-2A, Class D, 4.46%, 04/20/32(a)	USD	3,500	$3,117,957
Series 2023-1A, Class D, 8.69%, 05/20/33(a)		1,310	1,343,776
Series 2024-1A, Class B, 5.88%, 06/21/32(a)		1,205	1,234,023
Series 2024-1A, Class C, 6.40%, 06/21/32(a)		2,447	2,512,048
Series 2024-1A, Class D, 7.21%, 06/21/32(a)		5,550	5,741,075
Series 2024-2A, Class B, 4.86%, 02/21/34(a)		935	923,287
Series 2024-2A, Class C, 5.25%, 02/21/34(a)		1,905	1,892,910
Series 2024-2A, Class D, 5.69%, 02/21/34(a)		2,948	2,949,456
LoanCore Issuer Ltd.
Series 2022-CRE7, Class A, (SOFR (30-day) + 1.55%), 5.90%, 01/17/37(a)(c)		3,393	3,380,205
Series 2025-CRE8, Class A, (1-mo. CME Term SOFR + 1.39%), 5.70%, 08/17/42(a)(c)		1,340	1,336,499
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)		769	631,589
Series 2021-2GS, Class A, 2.22%, 03/20/48(a)		2,974	2,333,130
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1-mo. CME Term SOFR + 0.47%), 4.80%, 03/25/46(c)		548	424,503
Series 2006-5, Class 2A3, (1-mo. CME Term SOFR + 0.41%), 4.74%, 06/25/36(c)		2,958	1,378,004
Series 2006-7, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 4.76%, 08/25/36(c)		5,364	2,116,355
Series 2006-7, Class 2A4, (1-mo. CME Term SOFR + 0.59%), 4.92%, 08/25/36(c)		1,238	488,862
Series 2006-9, Class 2A3, (1-mo. CME Term SOFR + 0.43%), 4.76%, 10/25/36(c)		1,931	613,109
Series 2006-WL3, Class 2A4, (1-mo. CME Term SOFR + 0.71%), 5.04%, 01/25/36(c)		2,848	2,609,401
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3-mo. CME Term SOFR + 1.64%), 5.94%, 01/17/30(a)(c)		820	820,205
Lyra Music Assets Delaware LP, Series 2024-2A, Class A2, 5.76%, 12/22/64(a)		5,996	6,053,979
Madison Park Funding LVII Ltd., Series 2022-57A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 5.58%, 07/27/34(a)(c)		250	250,028
Madison Park Funding LXII Ltd., Series 2022-62A, Class AR, (3-mo. CME Term SOFR + 1.85%), 6.15%, 07/17/36(a)(c)		1,800	1,796,181
Madison Park Funding LXVII Ltd., Series 2024- 67A, Class B, (3-mo. CME Term SOFR + 2.05%), 6.35%, 04/25/37(a)(c)		4,230	4,241,711
Madison Park Funding LXXI Ltd., Series 2025-71A, Class A1, (3-mo. CME Term SOFR + 1.14%), 5.41%, 04/23/38(a)(c)		5,910	5,910,241
Madison Park Funding XIX Ltd., Series 2015-19A, Class AR3, (3-mo. CME Term SOFR + 1.60%), 5.89%, 01/22/37(a)(c)		330	330,709
Madison Park Funding XL Ltd., Series 9A, Class AR2, (3-mo. CME Term SOFR + 1.25%), 5.57%, 05/28/30(a)(c)		1,255	1,254,467
Madison Park Funding XLII Ltd.
Series 13A, Class AR, (3-mo. CME Term SOFR + 1.15%), 5.44%, 11/21/30(a)(c)		311	310,692
Series 13A, Class B, (3-mo. CME Term SOFR + 1.76%), 6.05%, 11/21/30(a)(c)		1,250	1,249,266
Series 13A, Class C, (3-mo. CME Term SOFR + 2.06%), 6.35%, 11/21/30(a)(c)		1,610	1,610,448

12	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XLVIII Ltd., Series 2021- 48A, Class E, (3-mo. CME Term SOFR + 6.51%), 10.81%, 04/19/33(a)(c)	USD	500	$500,028
Madison Park Funding XVIII Ltd., Series 2015-18A, Class BR, (3-mo. CME Term SOFR + 1.86%), 6.16%, 10/21/30(a)(c)		390	390,050
Madison Park Funding XXI Ltd., Series 2016-21A, Class AARR, (3-mo. CME Term SOFR + 1.34%), 5.64%, 10/15/32(a)(c)		493	492,828
Madison Park Funding XXIV Ltd., Series 2016-24A, Class BR2, (3-mo. CME Term SOFR + 1.55%), 5.84%, 10/20/29(a)(c)		740	739,619
Madison Park Funding XXVII Ltd., Series 2018- 27A, Class D1R, (3-mo. CME Term SOFR + 2.85%), 7.17%, 04/20/38(a)(c)		580	579,275
Madison Park Funding XXX Ltd., Series 2018-30A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 5.67%, 07/16/37(a)(c)		2,500	2,501,557
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B1R, (3-mo. CME Term SOFR + 1.80%), 6.09%, 07/23/37(a)(c)		510	510,092
Madison Park Funding XXXIII Ltd., Series 2019- 33A, Class AR, (3-mo. CME Term SOFR + 1.29%), 5.59%, 10/15/32(a)(c)		2,290	2,290,000
Madison Park Funding XXXV Ltd., Series 2019- 35A, Class BR, (3-mo. CME Term SOFR + 1.66%), 5.96%, 04/20/32(a)(c)		720	720,678
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR2, (3-mo. CME Term SOFR + 1.53%), 5.83%, 04/15/37(a)(c)		570	571,196
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class A, (3-mo. CME Term SOFR + 1.38%), 5.68%, 07/17/34(a)(c)		1,250	1,251,150
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. CME Term SOFR + 3.91%), 8.20%, 01/22/35(a)(c)		750	749,073
Mariner CLO LLC, Series 2016-3A, Class AR3, (3-mo. CME Term SOFR + 1.59%), 5.88%, 01/23/37(a)(c)		890	890,917
Mariner Finance Issuance Trust
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		700	671,104
Series 2021-AA, Class B, 2.33%, 03/20/36(a)		1,620	1,532,510
Series 2021-AA, Class C, 2.96%, 03/20/36(a)		2,850	2,700,278
Series 2021-BA, Class C, 2.66%, 11/20/36(a)		4,403	4,085,717
Series 2021-BA, Class E, 4.68%, 11/20/36(a)		3,620	3,325,143
Series 2024-AA, Class A, 5.13%, 09/22/36(a)		4,126	4,176,057
Series 2024-AA, Class D, 6.77%, 09/22/36(a)		1,969	2,020,563
Series 2024-AA, Class E, 9.02%, 09/22/36(a)		2,800	2,899,472
Series 2024-BA, Class A, 4.91%, 11/20/38(a)		10,404	10,468,664
Series 2024-BA, Class D, 6.36%, 11/20/38(a)		1,083	1,108,833
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1-mo. CME Term SOFR + 1.97%), 6.30%, 06/25/35(c)		1,119	1,134,373
Series 2006-AM2, Class A4, (1-mo. CME Term SOFR + 0.63%), 4.96%, 06/25/36(a)(c)		219	202,308
Series 2006-WMC2, Class A4, (1-mo. CME Term SOFR + 0.41%), 4.74%, 04/25/36(c)		3,183	637,924
Series 2007-HE1, Class A4, (1-mo. CME Term SOFR + 0.67%), 5.00%, 05/25/37(c)		83	70,187
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1-mo. CME Term SOFR + 0.63%), 4.96%, 06/25/46(a)(c)		10	9,482

Security		Par (000)	Value

Asset-Backed Securities (continued)
Meacham Park CLO Ltd., Series 2024-1A, Class B, (3-mo. CME Term SOFR + 1.60%), 6.39%, 10/20/37(a)(c)	USD	2,270	$2,261,438
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(b)		848	808,726
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1-mo. CME Term SOFR + 0.59%), 4.92%, 05/25/37(c)		909	623,786
Series 2007-H1, Class 1A2, (1-mo. CME Term SOFR + 3.61%), 7.94%, 10/25/37(c)		2,160	2,026,527
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1-mo. CME Term SOFR + 0.50%), 4.83%, 08/25/37(c)		1,760	1,561,478
MF1 LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.64%), 6.95%, 09/17/37(a)(c)		1,206	1,205,312
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.15%), 6.47%, 06/19/37(a)(c)		2,812	2,810,125
Series 2023-FL12, Class A, (1-mo. CME Term SOFR + 2.07%), 6.38%, 10/19/38(a)(c)		1,306	1,307,185
MFA Trust, Series 2024-NPL1, Class A1, 6.33%, 09/25/54(a)(b)		5,672	5,680,187
MidOcean Credit CLO XI Ltd., Series 2022-11A, Class A1R2, (3-mo. CME Term SOFR + 1.21%), 5.53%, 01/18/36(a)(c)		1,470	1,464,076
MidOcean Credit CLO XII Ltd., Series 2023-12A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 5.63%, 04/18/36(a)(c)		12,690	12,692,055
Milford Park CLO Ltd., Series 2022-1A, Class AR, (3-mo. CME Term SOFR + 1.16%), 5.49%, 01/20/38(a)(c)		2,680	2,666,614
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(a)		920	828,963
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		1,579	1,418,373
Milos CLO Ltd.
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.33%), 5.63%, 10/20/30(a)(c)		312	312,361
Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.81%), 6.11%, 10/20/30(a)(c)		250	249,946
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-NC1, Class A2D, (1-mo. CME Term SOFR + 0.33%), 4.66%, 11/25/36(c)		4,804	2,284,357
Series 2007-SEA1, Class 2A1, (1-mo. CME Term SOFR + 3.91%), 8.24%, 02/25/47(a)(c)		45	41,899
Morgan Stanley Mortgage Loan Trust
Series 2006-12XS, Class A4, 6.51%, 10/25/36(b)		2,296	511,554
Series 2006-12XS, Class A6A, 6.23%, 10/25/36(b)		565	155,273
Series 2006-16AX, Class 2A3, (1-mo. CME Term SOFR + 0.61%), 4.94%, 11/25/36(c)		596	171,235
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)		839	770,833
Series 2019-1A, Class A, 4.37%, 12/21/43(a)		1,275	1,187,262
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		213	189,023
Series 2020-2A, Class B, 2.21%, 08/20/46(a)		1,110	898,194
Series 2021-1A, Class B, 2.05%, 12/20/46(a)		318	251,946
Series 2021-2A, Class B, 2.09%, 04/22/47(a)		2,962	2,169,826
Series 2023-1A, Class A, 5.32%, 06/20/53(a)		762	739,367
Myers Park CLO Ltd.
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.66%), 5.96%, 10/20/30(a)(c)		540	539,736

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Myers Park CLO Ltd.
Series 2018-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 6.16%, 10/20/30(a)(c)	USD	760	$760,395
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1-mo. CME Term SOFR + 0.73%), 5.05%, 04/25/37(c)		380	361,775
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a)		513	507,671
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)		1,898	1,840,847
Series 2020-CA, Class A2B, (1-mo. CME Term SOFR + 1.71%), 6.03%, 11/15/68(a)(c)		2,006	2,022,408
Series 2020-IA, Class B, 2.95%, 04/15/69(a)		1,880	1,622,580
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 5.51%, 04/15/60(a)(c)		407	408,136
Series 2021-DA, Class B, 2.61%, 04/15/60(a)		582	516,679
Series 2021-DA, Class C, 3.48%, 04/15/60(a)		2,651	2,472,782
Series 2024-A, Class A, 5.66%, 10/15/72(a)		8,935	9,091,087
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)		776	760,129
Nelnet Student Loan Trust
Series 2021-A, Class A1, (1-mo. CME Term SOFR + 0.91%), 5.23%, 04/20/62(a)(c)		966	966,988
Series 2021-A, Class A2, (1-mo. CME Term SOFR + 1.14%), 5.46%, 04/20/62(a)(c)		2,680	2,690,696
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		1,387	1,290,174
Series 2021-A, Class B1, 2.85%, 04/20/62(a)		1,979	1,735,559
Series 2021-A, Class B2, 2.85%, 04/20/62(a)		1,640	1,431,612
Series 2021-A, Class C, 3.75%, 04/20/62(a)		124	107,328
Series 2021-A, Class D, 4.93%, 04/20/62(a)		735	660,208
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		8,450	7,390,580
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		386	335,041
Series 2021-BA, Class D, 4.75%, 04/20/62(a)		8,380	7,428,480
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		5,370	4,615,071
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		2,770	2,375,023
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		5,590	4,879,168
Series 2021-DA, Class B, 2.90%, 04/20/62(a)		5,408	4,743,362
Series 2021-DA, Class C, 3.50%, 04/20/62(a)		2,700	2,313,208
Series 2021-DA, Class D, 4.38%, 04/20/62(a)		680	583,949
Series 2023-PL1A, Class A1A, (SOFR (30-day) + 2.25%), 6.59%, 11/25/53(a)(c)		1,979	2,011,916
Series 2025-AA, Class A1B, (SOFR (30-day) + 1.10%), 5.44%, 03/15/57(a)(c)		11,770	11,697,140
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 5.59%, 01/28/30(a)(c)		266	266,078
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class BR2, (3-mo. CME Term SOFR + 1.61%), 5.91%, 10/15/29(a)(c)		250	249,695
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class A1R3, (3-mo. CME Term SOFR + 1.15%), 5.47%, 04/15/39(a)(c)		525	523,069
Neuberger Berman CLO XXI Ltd., Series 2016- 21A, Class A1R3, (3-mo. CME Term SOFR + 1.32%), 5.61%, 01/20/39(a)(c)		5,000	4,999,024
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class BR, (3-mo. CME Term SOFR + 1.66%), 5.96%, 01/20/32(a)(c)		910	909,444
Neuberger Berman Loan Advisers CLO 34 Ltd.
Series 2019-34A, Class A1R, (3-mo. CME Term SOFR + 1.24%), 5.53%, 01/20/35(a)(c)		890	889,235
Series 2019-34A, Class BR, (3-mo. CME Term SOFR + 1.75%), 6.04%, 01/20/35(a)(c)		1,000	995,473

Security		Par (000)	Value

Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO 40 Ltd., Series 2021-40A, Class A, (3-mo. CME Term SOFR + 1.32%), 5.63%, 04/16/33(a)(c)	USD	3,695	$3,696,473
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021-46A, Class BR, (3-mo. CME Term SOFR + 1.50%), 5.80%, 01/20/37(a)(c)		1,220	1,211,584
Neuberger Berman Loan Advisers CLO 47 Ltd., Series 2022-47A, Class A, (3-mo. CME Term SOFR + 1.30%), 5.59%, 04/14/35(a)(c)		750	749,176
Neuberger Berman Loan Advisers CLO 54 Ltd., Series 2024-54A, Class B, (3-mo. CME Term SOFR + 1.95%), 6.24%, 04/23/38(a)(c)		970	974,030
Neuberger Berman Loan Advisers CLO 55 Ltd., Series 2024-55A, Class C, (3-mo. CME Term SOFR + 2.35%), 6.64%, 04/22/38(a)(c)		1,000	1,004,997
New Mountain CLO 1 Ltd., Series CLO-1A, Class A1RR, (3-mo. CME Term SOFR + 1.25%), 5.55%, 01/15/38(a)(c)		1,370	1,365,205
New Mountain CLO 2 Ltd., Series CLO-2A, Class A1R, (3-mo. CME Term SOFR + 1.36%), 5.72%, 01/15/38(a)(c)		3,120	3,116,554
New Residential Mortgage Loan Trust
Series 2022-SFR1, Class F, 4.44%, 02/17/39(a)		502	479,582
Series 2022-SFR2, Class F, 4.00%, 09/04/39(a)		3,692	3,417,179
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1-mo. CME Term SOFR + 0.51%), 4.84%, 10/25/36(a)(c)		97	118,139
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1-mo. CME Term SOFR + 0.59%), 4.92%, 11/25/36(c)		3,671	1,105,561
Oak Hill Credit Partners X-R Ltd., Series 2014- 10RA, Class AR2, (3-mo. CME Term SOFR + 1.13%), 5.45%, 04/20/38(a)(c)		2,290	2,279,138
Oaktree CLO Ltd.
Series 2020-1A, Class ARR, (3-mo. CME Term SOFR + 1.19%), 5.51%, 01/15/38(a)(c)		630	627,685
Series 2020-1A, Class BRR, (3-mo. CME Term SOFR + 1.55%), 5.87%, 01/15/38(a)(c)		820	817,228
Series 2021-2A, Class AR, (3-mo. CME Term SOFR + 0.97%), 5.27%, 01/15/35(a)(c)		1,950	1,938,027
Series 2024-27A, Class A2, (3-mo. CME Term SOFR + 1.57%), 6.35%, 10/22/37(a)(c)		610	610,183
Series 2024-27A, Class D1, (3-mo. CME Term SOFR + 3.00%), 7.78%, 10/22/37(a)(c)		320	318,171
Oakwood Mortgage Investors, Inc.
Series 1999-C, Class A2, 7.48%, 08/15/27		1,459	1,108,174
Series 2001-D, Class A2, 5.26%, 01/15/19(c)		23	8,560
Series 2002-A, Class M1, 7.76%, 03/15/32(c)		1,607	1,588,901
Series 2002-C, Class M1, 6.89%, 11/15/32(c)		1,629	1,584,783
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3-mo. CME Term SOFR + 2.21%), 6.50%, 10/13/31(a)(c)		500	499,682
OCP CLO Ltd.
Series 2015-10A, Class AR3, (3-mo. CME Term SOFR + 1.31%), 5.63%, 01/26/38(a)(c)		4,000	3,999,524
Series 2015-9A, Class AR3, (3-mo. CME Term SOFR + 1.10%), 5.42%, 01/15/37(a)(c)		2,440	2,439,463
Series 2016-11A, Class A1R2, (3-mo. CME Term SOFR + 1.42%), 5.72%, 04/26/36(a)(c)		2,060	2,057,565
Series 2016-12A, Class A1R3, (3-mo. CME Term SOFR + 1.37%), 5.66%, 10/18/37(a)(c)		2,500	2,501,262

14	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OCP CLO Ltd.
Series 2016-12A, Class BAR3, (3-mo. CME Term SOFR + 1.68%), 5.97%, 10/18/37(a)(c)	USD	5,360	$5,347,272
Series 2017-13A, Class AR2, (3-mo. CME Term SOFR + 1.34%), 5.90%, 11/26/37(a)(c)		3,250	3,246,846
Series 2018-15A, Class AR, (3-mo. CME Term SOFR + 1.25%), 5.54%, 01/20/38(a)(c)		4,500	4,495,065
Series 2019-16A, Class AR, (3-mo. CME Term SOFR + 1.26%), 5.55%, 04/10/33(a)(c)		1,328	1,328,142
Series 2019-17A, Class AR2, (3-mo. CME Term SOFR + 1.40%), 5.69%, 07/20/37(a)(c)		1,680	1,681,350
Series 2020-18A, Class A1R2, (3-mo. CME Term SOFR + 1.37%), 5.66%, 07/20/37(a)(c)		1,100	1,100,653
Series 2020-18A, Class D1R2, (3-mo. CME Term SOFR + 3.10%), 7.39%, 07/20/37(a)(c)		360	357,137
Series 2020-20A, Class B1R, (3-mo. CME Term SOFR + 1.95%), 6.24%, 04/18/37(a)(c)		370	369,648
Series 2020-8RA, Class AR, (3-mo. CME Term SOFR + 1.25%), 5.55%, 10/17/36(a)(c)		10,841	10,841,933
Series 2020-8RA, Class BR, (3-mo. CME Term SOFR + 1.65%), 5.95%, 10/17/36(a)(c)		730	728,172
Series 2020-8RA, Class CR, (3-mo. CME Term SOFR + 1.90%), 6.20%, 10/17/36(a)(c)		250	249,952
Series 2021-21A, Class AR, (3-mo. CME Term SOFR + 1.18%), 5.51%, 01/20/38(a)(c)		1,500	1,496,655
Series 2021-22A, Class BR, (3-mo. CME Term SOFR + 1.70%), 5.99%, 10/20/37(a)(c)		340	339,192
Series 2021-23A, Class ER, (3-mo. CME Term SOFR + 4.85%), 9.13%, 01/17/37(a)(c)		420	416,931
Series 2023-26A, Class AR, (3-mo. CME Term SOFR + 1.08%), 5.40%, 04/17/37(a)(c)		7,200	7,160,400
Series 2024-37A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.93%, 10/15/37(a)(c)		2,180	2,179,746
Series 2024-37A, Class B1, (3-mo. CME Term SOFR + 1.68%), 6.25%, 10/15/37(a)(c)		2,180	2,167,754
Series 2024-38A, Class A, (3-mo. CME Term SOFR + 1.33%), 5.68%, 01/21/38(a)(c)		590	590,056
Series 2025-40A, Class A, (3-mo. CME Term SOFR + 1.14%), 5.46%, 04/16/38(a)(c)(g)		2,720	2,720,000
Octagon 56 Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/15/34(a)(c)		250	249,168
Octagon 57 Ltd., Series 2021-1A, Class B1, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/15/34(a)(c)		870	868,805
Octagon 61 Ltd., Series 2023-2A, Class C, (3-mo. CME Term SOFR + 3.00%), 7.29%, 04/20/36(a)(c)		1,353	1,357,867
Octagon 66 Ltd., Series 2022-1A, Class A1R, (3-mo. CME Term SOFR + 1.75%), 6.07%, 11/16/36(a)(c)		6,100	6,124,400
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3-mo. CME Term SOFR + 1.22%), 5.53%, 04/16/31(a)(c)		1,071	1,071,015
Octagon Investment Partners 37 Ltd.
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.84%), 6.14%, 07/25/30(a)(c)		650	649,752
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 2.01%), 6.31%, 07/25/30(a)(c)		250	250,000
Octagon Investment Partners 39 Ltd.
Series 2018-3A, Class AR, (3-mo. CME Term SOFR + 1.15%), 5.44%, 10/20/30(a)(c)		943	942,254

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners 39 Ltd.
Series 2018-3A, Class BR, (3-mo. CME Term SOFR + 1.80%), 6.09%, 10/20/30(a)(c)	USD	5,640	$5,637,203
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A2R, (3-mo. CME Term SOFR + 1.61%), 5.91%, 07/19/30(a)(c)		350	349,800
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 5.58%, 07/17/30(a)(c)		228	228,414
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3-mo. CME Term SOFR + 1.26%), 5.56%, 01/25/31(a)(c)		173	172,996
Series 2013-1A, Class A2R2, (3-mo. CME Term SOFR + 1.36%), 5.66%, 01/25/31(a)(c)		500	499,983
OHA Credit Funding 17 Ltd., Series 2024-17A, Class A, (3-mo. CME Term SOFR + 1.48%), 5.77%, 04/20/37(a)(c)		2,140	2,132,730
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR2, (3-mo. CME Term SOFR + 1.24%), 5.52%, 01/21/38(a)(c)		2,610	2,608,608
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR2, (3-mo. CME Term SOFR + 1.32%), 5.61%, 01/20/38(a)(c)		250	250,213
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR2, (3-mo. CME Term SOFR + 1.29%), 5.58%, 01/22/38(a)(c)		1,000	1,000,131
OHA Credit Funding 5 Ltd.
Series 2020-5A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.64%, 10/18/37(a)(c)		12,790	12,803,986
Series 2020-5A, Class B1R, (3-mo. CME Term SOFR + 1.70%), 5.99%, 10/18/37(a)(c)		2,600	2,600,288
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 5.62%, 10/20/37(a)(c)		670	670,512
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3-mo. CME Term SOFR + 1.30%), 5.59%, 02/24/37(a)(c)		3,520	3,519,185
OHA Credit Funding 9 Ltd.
Series 2021-9A, Class A1R, (3-mo. CME Term SOFR + 1.35%), 5.64%, 10/19/37(a)(c)		3,890	3,894,326
Series 2021-9A, Class B1R, (3-mo. CME Term SOFR + 1.70%), 5.99%, 10/19/37(a)(c)		1,890	1,890,156
OHA Credit Partners XI Ltd., Series 2015-11A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 5.75%, 04/20/37(a)(c)		3,345	3,351,262
OHA Credit Partners XII Ltd., Series 2015-12A, Class B1R2, (3-mo. CME Term SOFR + 1.95%), 6.24%, 04/23/37(a)(c)		1,700	1,708,446
OHA Credit Partners XVI, Series 2021-16A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.64%, 10/18/37(a)(c)		5,340	5,345,964
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3-mo. CME Term SOFR + 1.30%), 5.63%, 05/23/31(a)(c)		616	616,345
Series 2015-1A, Class AR3, (3-mo. CME Term SOFR + 1.41%), 5.71%, 01/19/37(a)(c)		1,360	1,362,988
Series 2016-1A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 5.75%, 07/20/37(a)(c)		2,640	2,646,218
OneMain Direct Auto Receivables Trust, Series 2025-1A, Class D, 6.10%, 07/14/37(a)		4,519	4,633,395
OneMain Financial Issuance Trust Series 2021-1A, Class B, 1.95%, 06/16/36(a)		4,700	4,357,492

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
OneMain Financial Issuance Trust
Series 2021-1A, Class C, 2.22%, 06/16/36(a)	USD	4,680	$4,325,369
Series 2023-2A, Class D, 7.52%, 09/15/36(a)		1,720	1,804,034
Series 2024-1A, Class A, 5.79%, 05/14/41(a)		10,618	11,053,623
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1-mo. CME Term SOFR + 0.85%), 5.17%, 11/25/35(c)		460	391,469
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		3,934	3,349,313
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)		2,319	1,988,190
Series 2007-FXD1, Class 3A4, 5.86%, 01/25/37(b)		175	170,151
Orchard Park CLO Ltd.
Series 2024-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 6.01%, 10/20/37(a)(c)		14,850	14,865,050
Series 2024-1A, Class B1, (3-mo. CME Term SOFR + 1.70%), 6.35%, 10/20/37(a)(c)		1,340	1,340,048
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1-mo. CME Term SOFR + 1.20%), 6.16%, 10/15/37(a)(c)		348	344,790
Owl Rock CLO V Ltd., Series 2020-5A, Class A1R, (3-mo. CME Term SOFR + 1.78%), 6.07%, 04/20/34(a)(c)		1,350	1,350,195
Owl Rock CLO VII LLC, Series 2022-7A, Class AR, (3-mo. CME Term SOFR + 1.40%), 5.72%, 04/20/38(a)(c)(g)		460	460,000
Owl Rock CLO XVIII LLC, Series 2024-18A, Class A, (3-mo. CME Term SOFR + 1.70%), 6.00%, 07/24/36(a)(c)		2,990	2,989,869
OZLM XVIII Ltd., Series 2018-18A, Class B, (3-mo. CME Term SOFR + 1.81%), 6.11%, 04/15/31(a)(c)		550	549,186
OZLM XXII Ltd.
Series 2018-22A, Class A1, (3-mo. CME Term SOFR + 1.33%), 5.63%, 01/17/31(a)(c)		341	341,211
Series 2018-22A, Class A2, (3-mo. CME Term SOFR + 1.76%), 6.06%, 01/17/31(a)(c)		500	498,700
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(a)		139	137,940
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(a)		1,000	809,354
Palmer Square CLO Ltd.
Series 2015-1A, Class A1A5, (3-mo. CME Term SOFR + 1.05%), 5.38%, 05/21/34(a)(c)		660	659,080
Series 2015-1A, Class A2R5, (3-mo. CME Term SOFR + 1.60%), 5.93%, 05/21/34(a)(c)		1,330	1,322,852
Series 2019-1A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 5.73%, 11/14/34(a)(c)		2,380	2,379,287
Series 2020-3A, Class A1R2, (3-mo. CME Term SOFR + 1.65%), 5.97%, 11/15/36(a)(c)		960	961,747
Series 2021-1A, Class A1AR, (3-mo. CME Term SOFR + 1.15%), 5.47%, 04/20/38(a)(c)		2,520	2,509,938
Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.41%), 5.71%, 01/15/35(a)(c)		390	390,797
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/15/34(a)(c)		250	249,812
Series 2022-3A, Class A1R, (3-mo. CME Term SOFR + 1.35%), 5.64%, 07/20/37(a)(c)		1,480	1,481,483
Series 2022-3A, Class B1R, (3-mo. CME Term SOFR + 1.60%), 5.89%, 07/20/37(a)(c)		250	249,183

Security		Par (000)	Value

Asset-Backed Securities (continued)
Palmer Square CLO Ltd.
Series 2022-3A, Class D1R, (3-mo. CME Term SOFR + 2.95%), 7.24%, 07/20/37(a)(c)	USD	450	$446,933
Series 2023-1A, Class AR, (3-mo. CME Term SOFR + 1.25%), 5.54%, 01/20/38(a)(c)		2,000	1,997,804
Series 2024-2A, Class B, (3-mo. CME Term SOFR + 1.65%), 5.94%, 07/20/37(a)(c)		2,300	2,298,428
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class D, (3-mo. CME Term SOFR + 5.26%), 9.56%, 07/20/29(a)(c)		250	249,957
Series 2021-4A, Class B, (3-mo. CME Term SOFR + 2.01%), 6.31%, 10/15/29(a)(c)		250	249,595
Series 2021-4A, Class C, (3-mo. CME Term SOFR + 2.86%), 7.16%, 10/15/29(a)(c)		250	249,799
Series 2022-2A, Class A2, (3-mo. CME Term SOFR + 1.90%), 6.20%, 10/15/30(a)(c)		2,730	2,731,955
Series 2022-2A, Class B, (3-mo. CME Term SOFR + 2.20%), 6.50%, 10/15/30(a)(c)		1,360	1,358,139
Series 2022-2A, Class C, (3-mo. CME Term SOFR + 3.10%), 7.40%, 10/15/30(a)(c)		250	249,934
Series 2022-3A, Class A1BR, (3-mo. CME Term SOFR + 1.40%), 5.70%, 04/15/31(a)(c)		250	250,176
Series 2022-3A, Class A2R, (3-mo. CME Term SOFR + 1.60%), 5.90%, 04/15/31(a)(c)		10,380	10,341,110
Series 2024-1A, Class A2, (3-mo. CME Term SOFR + 1.45%), 5.75%, 10/15/32(a)(c)		1,150	1,146,947
Series 2024-2A, Class A1N, (3-mo. CME Term SOFR + 1.00%), 5.45%, 01/15/33(a)(c)		770	768,908
Park Avenue Institutional Advisers CLO Ltd.
Series 2017-1A, Class DR, (3-mo. CME Term SOFR + 7.07%), 11.39%, 02/14/34(a)(c)		900	838,094
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.66%), 7.96%, 07/15/34(a)(c)		1,900	1,897,529
Park Blue CLO Ltd., Series 2024-6A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.64%, 01/25/38(a)(c)		1,490	1,487,151
PFS Financing Corp., Series 2022-E, Class B, 5.54%, 10/30/26(a)(g)		9,000	9,033,300
Pikes Peak CLO 8, Series 2021-8A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.62%, 01/20/38(a)(c)		1,500	1,497,000
Point Au Roche Park CLO Ltd., Series 2021-1A, Class A, (3-mo. CME Term SOFR + 1.34%), 5.64%, 07/20/34(a)(c)		580	580,218
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1-mo. CME Term SOFR + 0.65%), 4.98%, 05/25/36(c)		3,051	2,906,855
Post CLO VI Ltd., Series 2024-2A, Class A1, (3-mo. CME Term SOFR + 1.42%), 5.88%, 01/20/38(a)(c)		1,650	1,652,062
PRET LLC
Series 2021-RN4, Class A1, 5.49%, 10/25/51(a)(c)		4,478	4,473,616
Series 2024-NPL4, Class A1, 7.00%, 07/25/54(a)(b)		4,624	4,625,466
Series 2024-NPL5, Class A1, 5.96%, 09/25/54(a)(b)		3,682	3,678,467
Prodigy Finance DAC
Series 2021-1A, Class B, (1-mo. CME Term SOFR + 2.61%), 6.94%, 07/25/51(a)(c)		637	644,607
Series 2021-1A, Class C, (1-mo. CME Term SOFR + 3.86%), 8.19%, 07/25/51(a)(c)		637	653,512

16	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Prodigy Finance DAC
Series 2021-1A, Class D, (1-mo. CME Term SOFR + 6.01%), 10.34%, 07/25/51(a)(c)	USD	475	$490,206
Progress Residential Trust
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		868	804,014
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		3,508	3,323,823
Series 2021-SFR5, Class F, 3.16%, 07/17/38(a)		1,808	1,737,281
Series 2021-SFR6, Class F, 3.42%, 07/17/38(a)		3,577	3,479,205
Series 2021-SFR8, Class F, 3.18%, 10/17/38(a)		4,500	4,364,150
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		2,400	2,286,590
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)		5,000	4,788,854
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)		3,130	3,167,444
Series 2023-SFR2, Class E1, 4.75%, 10/17/40(a)		1,041	982,273
Series 2024-SFR2, Class E1, 3.40%, 04/17/41(a)(c)		2,000	1,804,141
Series 2024-SFR2, Class E2, 3.65%, 04/17/41(a)(c)		2,000	1,788,940
Series 2024-SFR4, Class E1, 3.33%, 07/17/41(a)		5,640	5,040,719
Series 2024-SFR4, Class E2, 3.40%, 07/17/41(a)		5,000	4,396,913
PRP Advisors LLC
Series 2021-4, Class A1, 4.87%, 04/25/26(a)(b)		2,608	2,608,273
Series 2022-1, Class A1, 6.72%, 02/25/27(a)(b)		3,649	3,651,086
RAAC Trust, Series 2006-SP3, Class M3, (1-mo. CME Term SOFR + 1.46%), 5.79%, 08/25/36(c)		1,662	1,605,272
Race Point IX CLO Ltd., Series 2015-9A, Class A1A2, (3-mo. CME Term SOFR + 1.20%), 5.50%, 10/15/30(a)(c)		136	135,844
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3-mo. CME Term SOFR + 1.35%), 5.65%, 01/20/34(a)(c)		1,540	1,538,710
Series 2021-15A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 01/20/34(a)(c)		820	819,275
Series 2021-15A, Class E, (3-mo. CME Term SOFR + 6.46%), 10.76%, 01/20/34(a)(c)		4,500	4,363,349
RAD CLO 21 Ltd., Series 2023-21A, Class A1R, (3-mo. CME Term SOFR + 1.07%), 5.39%, 01/25/37(a)(c)		1,200	1,197,635
Rad CLO 23 Ltd., Series 2024-23A, Class B1, (3-mo. CME Term SOFR + 2.05%), 6.34%, 04/20/37(a)(c)		1,090	1,090,172
RAD CLO 27 Ltd., Series 2024-27A, Class A1, (3-mo. CME Term SOFR + 1.32%), 5.61%, 01/15/38(a)(c)		6,320	6,318,861
Rad CLO 6 Ltd., Series 2019-6A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.68%, 10/20/37(a)(c)		4,670	4,676,052
Rad CLO 7 Ltd.
Series 2020-7A, Class A1R, (3-mo. CME Term SOFR + 1.35%), 5.65%, 04/17/36(a)(c)		700	700,109
Series 2020-7A, Class B1R, (3-mo. CME Term SOFR + 1.90%), 6.20%, 04/17/36(a)(c)		2,500	2,497,674
Series 2020-7A, Class CR, (3-mo. CME Term SOFR + 2.60%), 6.90%, 04/17/36(a)(c)		1,340	1,342,640
Series 2020-7A, Class D1R, (3-mo. CME Term SOFR + 4.15%), 8.45%, 04/17/36(a)(c)		480	479,142

Security		Par (000)	Value

Asset-Backed Securities (continued)
RAMP Trust, Series 2007-RS1, Class A4, (1-mo. CME Term SOFR + 0.67%), 5.00%, 02/25/37(c)	USD	2,074	$466,007
Redwood Funding Trust, Series 2023-1, Class A, 7.50%, 07/25/59(a)(b)		512	513,238
Regatta 30 Funding Ltd., Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.32%), 5.63%, 01/25/38(a)(c)		1,510	1,509,431
Regatta 31 Funding Ltd.
Series 2025-1A, Class A1, (3-mo. CME Term SOFR + 1.17%), 5.40%, 03/25/38(a)(c)		1,750	1,745,316
Series 2025-1A, Class A2, (3-mo. CME Term SOFR + 1.60%), 5.83%, 03/25/38(a)(c)		1,630	1,625,129
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3-mo. CME Term SOFR + 1.42%), 5.72%, 04/20/34(a)(c)		3,000	3,002,925
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3-mo. CME Term SOFR + 1.86%), 6.17%, 06/20/34(a)(c)		250	250,413
Regatta VIII Funding Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 2.05%), 6.35%, 04/17/37(a)(c)		1,255	1,257,224
Regatta XI Funding Ltd.
Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.40%), 5.70%, 07/17/37(a)(c)		250	250,203
Series 2018-1A, Class BR, (3-mo. CME Term SOFR + 1.75%), 6.05%, 07/17/37(a)(c)		4,650	4,651,440
Regatta XII Funding Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.39%), 6.05%, 10/15/37(a)(c)		4,920	4,925,506
Regatta XIX Funding Ltd.
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.32%), 5.61%, 04/20/35(a)(c)		250	250,036
Series 2022-1A, Class B, (3-mo. CME Term SOFR + 1.85%), 6.14%, 04/20/35(a)(c)		1,140	1,143,226
Regatta XVIII Funding Ltd., Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.16%), 5.48%, 04/15/38(a)(c)		3,300	3,289,948
Regatta XX Funding Ltd., Series 2021-2A, Class AR, (3-mo. CME Term SOFR + 1.18%), 5.49%, 01/15/38(a)(c)		800	798,135
Regatta XXIII Funding Ltd., Series 2021-4A, Class A1, (3-mo. CME Term SOFR + 1.41%), 5.71%, 01/20/35(a)(c)		840	841,782
Regatta XXIV Funding Ltd., Series 2021-5A, Class AR, (3-mo. CME Term SOFR + 1.32%), 5.64%, 01/20/38(a)(c)		1,080	1,080,019
Regatta XXVII Funding Ltd., Series 2024-1A, Class A1, (3-mo. CME Term SOFR + 1.53%), 5.83%, 04/26/37(a)(c)		2,040	2,044,928
Regional Management Issuance Trust
Series 2021-1, Class A, 1.68%, 03/17/31(a)		20	20,349
Series 2021-2, Class B, 2.35%, 08/15/33(a)		1,098	1,004,437
Series 2021-2, Class C, 3.23%, 08/15/33(a)		820	754,507
Series 2021-3, Class A, 3.88%, 10/17/33(a)(g)		10,210	9,699,500
Series 2022-1, Class A, 3.07%, 03/15/32(a)		2,262	2,236,592
Series 2022-1, Class B, 3.71%, 03/15/32(a)		5,452	5,323,805
Series 2022-1, Class C, 4.46%, 03/15/32(a)		1,111	1,082,002
Series 2022-1, Class D, 6.72%, 03/15/32(a)		2,072	2,045,436
Series 2024-1, Class D, 7.46%, 07/15/36(a)		1,637	1,697,544
Series 2024-2, Class A, 5.11%, 12/15/33(a)		1,418	1,424,107
Series 2024-2, Class D, 6.33%, 12/15/33(a)		1,665	1,665,516

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.64%, 11/25/35(b)	USD	428	$426,937
Republic Finance Issuance Trust
Series 2021-A, Class D, 5.23%, 12/22/31(a)		3,550	3,412,202
Series 2024-A, Class B, 6.47%, 08/20/32(a)		4,430	4,529,802
Series 2024-A, Class C, 7.28%, 08/20/32(a)		1,794	1,837,569
Series 2024-A, Class D, 9.49%, 08/20/32(a)		4,072	4,142,007
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3-mo. CME Term SOFR + 1.32%), 5.62%, 01/18/34(a)(c)		1,100	1,098,570
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3-mo. CME Term SOFR + 1.36%), 5.66%, 04/20/34(a)(c)		500	498,815
Series 2017-2A, Class BR, (3-mo. CME Term SOFR + 1.76%), 6.06%, 10/15/29(a)(c)		1,250	1,247,664
Series 2017-2A, Class CR, (3-mo. CME Term SOFR + 2.16%), 6.46%, 10/15/29(a)(c)		1,000	1,000,072
Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 7.41%, 10/15/29(a)(c)		1,000	1,000,008
Series 2017-3A, Class A, (3-mo. CME Term SOFR + 1.45%), 5.75%, 10/20/30(a)(c)		923	922,020
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 5.68%, 05/20/31(a)(c)		731	730,507
Series 2018-2A, Class A, (3-mo. CME Term SOFR + 1.42%), 5.72%, 10/20/31(a)(c)		131	131,172
Series 2018-2A, Class B, (3-mo. CME Term SOFR + 2.06%), 6.36%, 10/20/31(a)(c)		620	620,427
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.43%), 5.73%, 07/20/34(a)(c)		3,500	3,498,754
Series 2021-2A, Class A1, (3-mo. CME Term SOFR + 1.42%), 5.72%, 07/20/34(a)(c)		1,510	1,508,099
Romark CLO II Ltd., Series 2018-2A, Class A1R, (3-mo. CME Term SOFR + 1.14%), 5.44%, 07/25/31(a)(c)		183	182,854
Romark CLO Ltd., Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.29%), 5.58%, 10/23/30(a)(c)		1,103	1,104,384
Romark WM-R Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.29%), 5.59%, 04/20/31(a)(c)		1,144	1,143,912
RR 12 Ltd., Series 2020-12A, Class A2R3, (3-mo. CME Term SOFR + 1.60%), 5.90%, 01/15/36(a)(c)		1,210	1,207,027
RR 18 Ltd., Series 2021-18A, Class A2, (3-mo. CME Term SOFR + 1.86%), 6.16%, 10/15/34(a)(c)		650	650,783
RR 19 Ltd.
Series 2021-19A, Class A2, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/15/35(a)(c)		500	500,000
Series 2021-19A, Class A2R, (3-mo. CME Term SOFR + 1.55%), 04/15/40(a)(c)(f)		250	250,000
RR 26 Ltd.
Series 2023-26A, Class A1, (3-mo. CME Term SOFR + 1.78%), 6.08%, 04/15/38(a)(c)		920	918,642
Series 2023-26A, Class A1R, (3-mo. CME Term SOFR + 1.12%), 5.44%, 04/15/38(a)(c)		2,720	2,720,000
RR 28 Ltd., Series 2024-28RA, Class A1R, (3-mo. CME Term SOFR + 1.55%), 5.85%, 04/15/37(a)(c)		250	250,501
RR 29 Ltd., Series 2024-29RA, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.69%, 07/15/39(a)(c)		250	250,360

Security		Par (000)	Value

Asset-Backed Securities (continued)
RR 32 Ltd.
Series 2024-32RA, Class A1R, (3-mo. CME Term SOFR + 1.36%), 5.66%, 10/15/39(a)(c)	USD	11,850	$11,864,607
Series 2024-32RA, Class A2R, (3-mo. CME Term SOFR + 1.70%), 6.00%, 10/15/39(a)(c)		2,690	2,684,167
Sandstone Peak II Ltd., Series 2023-1A, Class A, (3-mo. CME Term SOFR + 2.20%), 6.49%, 07/20/36(a)(c)		2,000	2,000,000
Sandstone Peak Ltd.
Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 5.58%, 10/15/34(a)(c)		250	249,914
Series 2021-1A, Class A2R, (3-mo. CME Term SOFR + 1.68%), 5.98%, 10/15/34(a)(c)		3,360	3,369,397
Series 2021-1A, Class B1R, (3-mo. CME Term SOFR + 1.83%), 6.13%, 10/15/34(a)(c)		1,290	1,286,527
Saxon Asset Securities Trust, Series 2004-2, Class MF5, 3.65%, 08/25/35(b)		397	297,649
Securitized Asset-Backed Receivables LLC Trust
Series 2007-BR1, Class A2A, (1-mo. CME Term SOFR + 0.33%), 4.66%, 02/25/37(c)		377	157,771
Series 2007-BR1, Class A2B, (1-mo. CME Term SOFR + 0.65%), 4.98%, 02/25/37(c)		2,007	840,416
Series 2007-NC2, Class A2C, (1-mo. CME Term SOFR + 0.55%), 4.88%, 01/25/37(c)		446	322,906
Service Experts Issuer LLC
Series 2021-1A, Class A, 2.67%, 02/02/32(a)		1,289	1,250,445
Series 2024-1A, Class A, 6.39%, 11/20/35(a)		2,348	2,382,883
SESAC Finance LLC
Series 2019-1, Class A2, 5.22%, 07/25/49(a)		2,465	2,439,437
Series 2024-1, Class A2, 6.42%, 01/25/54(a)		667	674,031
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1-mo. CME Term SOFR + 0.43%), 4.76%, 07/25/36(c)		183	37,605
Shackleton CLO Ltd.
Series 2013-3A, Class AR, (3-mo. CME Term SOFR + 1.38%), 5.68%, 07/15/30(a)(c)		125	124,426
Series 2013-4RA, Class A1A, (3-mo. CME Term SOFR + 1.26%), 5.55%, 04/13/31(a)(c)		145	145,411
Signal Peak CLO 14 Ltd., Series 2024-14A, Class A, (3-mo. CME Term SOFR + 1.30%), 5.59%, 01/22/38(a)(c)		2,000	1,982,888
Signal Peak CLO 5 Ltd.
Series 2018-5A, Class A1R, (3-mo. CME Term SOFR + 1.55%), 5.85%, 04/25/37(a)(c)		1,810	1,813,620
Series 2018-5A, Class BR, (3-mo. CME Term SOFR + 2.20%), 6.50%, 04/25/37(a)(c)		390	390,158
Signal Peak CLO 7 Ltd.
Series 2019-1A, Class A1R, (3-mo. CME Term SOFR + 1.42%), 5.71%, 10/20/37(a)(c)		600	600,602
Series 2019-1A, Class BR, (3-mo. CME Term SOFR + 1.80%), 6.09%, 10/20/37(a)(c)		480	479,343
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.68%, 10/20/37(a)(c)		1,230	1,232,170
Silver Point CLO 1 Ltd., Series 2022-1A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 5.61%, 01/20/38(a)(c)		1,820	1,814,345
Silver Point CLO 4 Ltd., Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.63%), 5.93%, 04/15/37(a)(c)		2,900	2,901,243

18	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Silver Point CLO 5 Ltd., Series 2024-5A, Class A1, (3-mo. CME Term SOFR + 1.40%), 5.69%, 10/20/37(a)(c)	USD	970	$971,461
Silver Point CLO 7 Ltd., Series 2024-7A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.65%, 01/15/38(a)(c)		760	760,502
Silver Point CLO 8 Ltd., Series 2025-8A, Class A1, (3-mo. CME Term SOFR + 1.21%), 04/15/38(a)(c)(f)		4,090	4,090,000
Sixth Street CLO IX Ltd., Series 2017-9A, Class AR, (3-mo. CME Term SOFR + 1.38%), 5.67%, 07/21/37(a)(c)		1,290	1,291,935
Sixth Street CLO XIV Ltd.
Series 2019-14A, Class A1R2, (3-mo. CME Term SOFR + 1.15%), 5.47%, 01/20/38(a)(c)		1,460	1,454,890
Series 2019-14A, Class ER2, (3-mo. CME Term SOFR + 4.65%), 8.97%, 01/20/38(a)(c)		1,250	1,206,251
Sixth Street CLO XX Ltd., Series 2021-20A, Class B, (3-mo. CME Term SOFR + 1.91%), 6.21%, 10/20/34(a)(c)		970	968,803
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3-mo. CME Term SOFR + 0.57%), 4.87%, 12/15/38(c)		759	743,949
Series 2005-B, Class A4, (3-mo. CME Term SOFR + 0.59%), 4.89%, 06/15/39(c)		602	586,446
Series 2006-BW, Class A5, (3-mo. CME Term SOFR + 0.46%), 4.76%, 12/15/39(c)		1,178	1,142,504
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1-mo. CME Term SOFR + 4.86%), 9.18%, 10/15/41(a)(c)		2,209	2,322,560
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(a)		691	685,576
Series 2017-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 5.33%, 09/15/34(a)(c)		190	190,085
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)		212	209,307
Series 2017-B, Class A2B, (1-mo. CME Term SOFR + 0.86%), 5.18%, 10/15/35(a)(c)		348	348,022
Series 2018-A, Class A2B, (1-mo. CME Term SOFR + 0.91%), 5.23%, 02/15/36(a)(c)		911	910,665
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)		1,411	1,374,761
Series 2021-A, Class C, 2.99%, 01/15/53(a)		2,100	1,812,783
Series 2021-A, Class D1, 3.86%, 01/15/53(a)		398	353,066
Series 2021-A, Class D2, 3.86%, 01/15/53(a)		271	240,355
Series 2021-B, Class A, 1.31%, 07/17/51(a)		1,726	1,605,967
Series 2021-C, Class A2, (1-mo. CME Term SOFR + 0.91%), 5.23%, 01/15/53(a)(c)		1,052	1,050,213
Series 2021-C, Class APT1, 1.39%, 01/15/53(a)		949	863,422
Series 2021-C, Class B, 2.30%, 01/15/53(a)		679	657,015
Series 2024-A, Class A1A, 5.24%, 03/15/56(a)		1,723	1,739,602
Series 2024-A, Class A1B, (SOFR (30-day) + 1.45%), 5.80%, 03/15/56(a)(c)		13,267	13,324,935
Series 2024-A, Class B, 5.88%, 03/15/56(a)		2,415	2,470,020
Series 2024-C, Class A1B, (SOFR (30-day) + 1.10%), 5.45%, 06/17/52(a)(c)		2,378	2,378,471
SoFi Consumer Loan Program Trust
Series 2025-1, Class A, 4.80%, 02/27/34(a)		22,508	22,519,594
Series 2025-1, Class B, 5.12%, 02/27/34(a)		1,373	1,383,313
SoFi Personal Loan Trust
Series 2023-1A, Class A, 6.00%, 11/12/30(a)		3,050	3,087,240
Series 2024-1A, Class A, 6.06%, 02/12/31(a)		4,482	4,516,197
SoFi Professional Loan Program LLC Series 2018-A, Class B, 3.61%, 02/25/42(a)		290	278,628

Security		Par (000)	Value

Asset-Backed Securities (continued)
SoFi Professional Loan Program LLC Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)	USD	223	$217,852
SoFi Professional Loan Program Trust
Series 2018-B, Class BFX, 3.83%, 08/25/47(a)		156	150,222
Series 2018-D, Class BFX, 4.14%, 02/25/48(a)		100	96,121
Series 2020-A, Class BFX, 3.12%, 05/15/46(a)		226	191,773
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.63%, 01/26/31(a)(c)		90	89,828
Sound Point CLO XXII Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.03%), 5.32%, 01/20/32(a)(c)		1,520	1,517,880
Soundview Home Loan Trust
Series 2004-WMC1, Class M2, (1-mo. CME Term SOFR + 0.91%), 5.23%, 01/25/35(c)		88	73,344
Series 2005-OPT3, Class M4, (1-mo. CME Term SOFR + 1.13%), 5.46%, 11/25/35(c)		313	248,277
Series 2007-NS1, Class M1, (1-mo. CME Term SOFR + 0.64%), 4.96%, 01/25/37(c)		447	426,796
Southwick Park CLO LLC
Series 2019-4A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 5.62%, 07/20/32(a)(c)		435	435,533
Series 2019-4A, Class B1R, (3-mo. CME Term SOFR + 1.76%), 6.06%, 07/20/32(a)(c)		380	380,053
SPLT
Series 23-1, Class R1, 0.00%, 10/15/30(a)(d)		43	2,010,025
Series 24-1, Class R1, 0.00%, 02/12/31(a)(d)		135	3,981,552
SpringCastle America Funding LLC, Series 2020- AA, Class A, 1.97%, 09/25/37(a)		788	734,985
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 5.81%, 10/15/30(a)(c)		49	49,169
Stratus CLO Ltd., Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)(d)		1,000	1,040
Structured Asset Investment Loan Trust, Series 2004-10, Class A11, (1-mo. CME Term SOFR + 1.61%), 5.94%, 11/25/34(c)		88	94,923
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2007-GEL1, Class A3, (1-mo. CME Term SOFR + 0.71%), 5.04%, 01/25/37(a)(c)		1,433	1,166,135
Series 2007-GEL2, Class M1, (1-mo. CME Term SOFR + 1.16%), 5.49%, 05/25/37(a)(c)		1,641	1,287,863
Subway Funding LLC, Series 2024-1A, Class A2II, 6.27%, 07/30/54(a)		3,597	3,649,569
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		845	785,874
Sycamore Tree CLO Ltd.
Series 2024-5A, Class B, (3-mo. CME Term SOFR + 2.25%), 6.54%, 04/20/36(a)(c)		2,150	2,155,287
Series 2025-6A, Class A1, (3-mo. CME Term SOFR + 1.20%), 5.48%, 04/20/38(a)(c)		1,140	1,140,000
Symphony CLO 40 Ltd., Series 2023-40A, Class AR, (3-mo. CME Term SOFR + 1.31%), 5.73%, 01/05/38(a)(c)		730	730,014
Symphony CLO 46 Ltd., Series 2024-46A, Class A2, (3-mo. CME Term SOFR + 1.59%), 6.03%, 01/20/38(a)(c)		420	419,967
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3-mo. CME Term SOFR + 1.22%), 5.53%, 04/16/31(a)(c)		628	628,452

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Symphony CLO XVI Ltd., Series 2015-16A, Class ARR, (3-mo. CME Term SOFR + 1.20%), 5.50%, 10/15/31(a)(c)	USD	1,325	$1,324,201
Symphony CLO XX Ltd., Series 2018-20A, Class BR2, (3-mo. CME Term SOFR + 1.55%), 5.86%, 01/16/32(a)(c)		640	637,499
Symphony CLO XXIV Ltd., Series 2020-24A, Class AR, (3-mo. CME Term SOFR + 1.20%), 5.49%, 01/23/32(a)(c)		206	205,885
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3-mo. CME Term SOFR + 1.34%), 5.64%, 04/20/33(a)(c)		583	582,567
TCI-Flatiron CLO Ltd.
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.22%), 5.55%, 11/18/30(a)(c)		110	109,511
Series 2018-1A, Class ANR, (3-mo. CME Term SOFR + 1.32%), 5.62%, 01/29/32(a)(c)		186	186,092
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3-mo. CME Term SOFR + 1.81%), 6.11%, 07/15/30(a)(c)		1,000	1,000,122
TCW CLO Ltd., Series 2019-2A, Class A1R2, (3-mo. CME Term SOFR + 1.27%), 5.59%, 01/20/38(a)(c)		1,200	1,199,188
Terwin Mortgage Trust, Series 2005-10HE, Class M5, (1-mo. CME Term SOFR + 1.13%), 5.46%, 06/25/36(c)		256	228,039
Thayer Park CLO Ltd., Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 5.60%, 04/20/34(a)(c)		950	949,192
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 5.68%, 01/15/34(a)(c)		4,250	4,243,502
Series 2016-6A, Class BR2, (3-mo. CME Term SOFR + 1.76%), 6.06%, 01/15/34(a)(c)		320	319,696
TICP CLO VII Ltd.
Series 2017-7A, Class BR2, (3-mo. CME Term SOFR + 1.90%), 6.20%, 04/15/33(a)(c)		2,740	2,735,086
Series 2017-7A, Class ER, (3-mo. CME Term SOFR + 7.31%), 11.61%, 04/15/33(a)(c)		600	597,078
TICP CLO XI Ltd.
Series 2018-11A, Class AR, (3-mo. CME Term SOFR + 1.53%), 5.83%, 04/25/37(a)(c)		250	250,626
Series 2018-11A, Class BR, (3-mo. CME Term SOFR + 2.05%), 6.35%, 04/25/37(a)(c)		2,760	2,767,279
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3-mo. CME Term SOFR + 1.43%), 5.73%, 07/15/34(a)(c)		2,640	2,645,923
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1-mo. CME Term SOFR + 1.11%), 5.44%, 05/25/58(a)(c)		682	698,995
Trestles CLO IV Ltd., Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.43%), 5.73%, 07/21/34(a)(c)		2,060	2,061,367
Trestles CLO V Ltd., Series 2021-5A, Class A1, (3-mo. CME Term SOFR + 1.43%), 5.73%, 10/20/34(a)(c)		12,895	12,903,285
Tricon American Homes Trust
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)		2,000	1,957,636
Series 2020-SFR1, Class F, 4.88%, 07/17/38(a)		7,351	7,307,183
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)		3,250	3,135,521
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)		2,099	2,032,704

Security		Par (000)	Value

Asset-Backed Securities (continued)
Trimaran CAVU Ltd.
Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 7.81%, 10/25/34(a)(c)	USD	300	$299,631
Series 2024-1A, Class A, (3-mo. CME Term SOFR + 1.38%), 5.64%, 01/25/38(a)(c)		830	831,305
Series 2024-1A, Class B, (3-mo. CME Term SOFR + 1.75%), 6.01%, 01/25/38(a)(c)		620	618,488
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3-mo. CME Term SOFR + 1.66%), 5.96%, 10/18/31(a)(c)		250	249,968
Trinitas CLO VII Ltd., Series 2017-7A, Class A1R2, (3-mo. CME Term SOFR + 1.06%), 5.37%, 01/25/35(a)(c)		3,250	3,228,581
Trinitas CLO XVIII Ltd., Series 2021-18A, Class A1, (3-mo. CME Term SOFR + 1.43%), 5.73%, 01/20/35(a)(c)		250	249,735
Trinitas CLO XXVIII Ltd., Series 2024-28A, Class A1, (3-mo. CME Term SOFR + 1.55%), 5.85%, 04/25/37(a)(c)		620	620,824
Trinitas CLO XXXI Ltd., Series 2024-31A, Class A1, (3-mo. CME Term SOFR + 1.35%), 5.73%, 01/22/38(a)(c)		250	250,306
Verdelite Static CLO Ltd.
Series 2024-1A, Class A, (3-mo. CME Term SOFR + 1.13%), 5.42%, 07/20/32(a)(c)		1,518	1,516,847
Series 2024-1A, Class B, (3-mo. CME Term SOFR + 1.65%), 5.94%, 07/20/32(a)(c)		290	290,143
VOLT CVI LLC, Series 2021-NP12, Class A1, 5.73%, 12/26/51(a)(b)		7,381	7,373,127
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 5.53%, 04/25/31(a)(c)		305	305,422
Series 2013-3A, Class A1RR, (3-mo. CME Term SOFR + 1.41%), 5.70%, 10/18/31(a)(c)		233	233,664
Series 2016-1A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.63%, 01/20/31(a)(c)		433	433,086
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 5.51%, 04/17/30(a)(c)		35	34,660
Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.21%), 5.51%, 04/19/31(a)(c)		303	303,366
Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.56%), 5.86%, 04/19/31(a)(c)		250	249,330
Series 2018-2A, Class A1, (3-mo. CME Term SOFR + 1.26%), 5.56%, 07/15/31(a)(c)		110	110,195
Series 2018-3A, Class A1R2, (3-mo. CME Term SOFR + 1.20%), 5.50%, 10/15/31(a)(c)		169	168,687
Series 2019-2A, Class AR, (3-mo. CME Term SOFR + 1.20%), 5.49%, 07/20/32(a)(c)		3,663	3,659,116
Series 2020-2A, Class A1RR, (3-mo. CME Term SOFR + 1.31%), 5.59%, 01/20/38(a)(c)		3,000	2,998,106
Series 2021-2A, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.85%, 04/20/38(a)(c)		810	804,069
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1-mo. CME Term SOFR + 0.42%), 4.75%, 08/25/36(c)		5,469	5,250,719
Series 2006-HE4, Class 2A2, (1-mo. CME Term SOFR + 0.47%), 4.80%, 09/25/36(c)		196	49,408
Series 2006-HE5, Class 1A, (1-mo. CME Term SOFR + 0.42%), 4.64%, 10/25/36(c)		2,301	1,729,689
Series 2007-HE3, Class 2A3, (1-mo. CME Term SOFR + 0.35%), 4.68%, 05/25/37(c)		97	85,527

20	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Wellington Management CLO 1 Ltd., Series 2023- 1A, Class A, (3-mo. CME Term SOFR + 1.80%), 6.09%, 10/20/36(a)(c)	USD	550	$549,160
Wellington Management CLO 4 Ltd., Series 2025- 4A, Class A, (3-mo. CME Term SOFR + 1.15%), 5.43%, 04/18/38(a)(c)(g)		1,520	1,520,000
Whitebox CLO I Ltd., Series 2019-1A, Class A1RR, (3-mo. CME Term SOFR + 1.32%), 5.62%, 07/24/36(a)(c)		8,091	8,086,745
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R2, (3-mo. CME Term SOFR + 1.38%), 5.68%, 10/24/37(a)(c)		2,500	2,501,264
Series 2020-2A, Class BR2, (3-mo. CME Term SOFR + 1.75%), 6.05%, 10/24/37(a)(c)		410	408,576
Whitebox CLO III Ltd., Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.27%), 5.57%, 10/15/35(a)(c)		11,410	11,387,478
Whitebox CLO IV Ltd.
Series 2023-4A, Class A1, (3-mo. CME Term SOFR + 2.15%), 6.44%, 04/20/36(a)(c)		725	725,578
Series 2023-4A, Class B, (3-mo. CME Term SOFR + 2.60%), 6.89%, 04/20/36(a)(c)		1,000	1,005,467
Wildwood Park CLO Ltd.
Series 2024-1A, Class A, (3-mo. CME Term SOFR + 1.36%), 5.78%, 10/20/37(a)(c)		2,390	2,382,528
Series 2024-1A, Class E, (3-mo. CME Term SOFR + 5.75%), 10.17%, 10/20/37(a)(c)		250	251,996
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1-mo. CME Term SOFR + 0.51%), 4.84%, 06/25/37(a)(c)		409	127,480

Total Asset-Backed Securities — 48.8% (Cost: $1,781,737,451)			1,743,470,992

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds
0.00%(d)(g)(h)(i)(j)		500	—
0.00%(d)(g)(h)(i)(j)		250	—

			—

Insurance — 0.0%
Ambac Assurance Corp., 5.10%(a)(j)		58	79,396

Total Corporate Bonds — 0.0% (Cost: $75,211)			79,396

Floating Rate Loan Interests(c)

Financial Services — 0.3%
CTP-02 Propco LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.57%, 12/06/29		1,475	1,474,650
Promontoria Beech DAC, 1st Lien Term Loan, (1-mo. EURIBOR at 0.00% Floor + 3.75%), 6.05%, 05/17/27(g)	EUR	2,983	3,225,232
Sirocco Lux S.A., Facility A, (3-mo. EURIBOR at 0.00% Floor + 3.90%), 6.60%, 02/28/26(g)		5,816	6,288,906

			10,988,788

Total Floating Rate Loan Interests — 0.3% (Cost: $11,045,908)			10,988,788

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 21.5%
A&D Mortgage Trust
Series 2023-NQM5, Class A1, 7.05%, 11/25/68(a)(b)	USD	5,194	$5,275,002
Series 2024-NQM5, Class A1, 5.70%, 11/25/69(a)		4,814	4,825,339
Series 2024-NQM5, Class M1, 6.52%, 11/25/69(a)(c)		4,238	4,265,341
ACRA Trust, Series 2024-NQM1, Class A1, 5.61%, 10/25/64(a)(b)		8,121	8,106,188
Adjustable Rate Mortgage Trust, Series 2006-2, Class 4A1, 4.17%, 05/25/36(c)		4,077	3,084,108
Agate Bay Mortgage Trust
Series 2015-1, Class B5, 3.63%, 01/25/45(a)(c)		723	475,117
Series 2015-3, Class B5, 3.46%, 04/25/45(a)(c)		832	549,603
Series 2015-4, Class B5, 3.49%, 06/25/45(a)(c)		580	358,297
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)		6	1,920
Series 2020-C, Class C, 0.00%, 09/27/60(a)(d)		6	198
Series 2020-C, Class RW, 0.00%, 09/25/60(a)(d)		9	8,747
Series 2020-D, Class RW, 0.00%, 06/25/60(a)(d)		13	12,879
Series 2021-C, Class A, 5.12%, 01/25/61(a)(b)		1,811	1,809,723
Series 2021-C, Class B, 6.72%, 01/25/61(a)(b)		832	822,972
Series 2021-C, Class C, 0.00%, 01/25/61(a)(d)		2,010	2,302,098
Series 2021-D, Class A, 5.00%, 03/25/60(a)(b)		4,499	4,482,624
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)		1,639	1,700,554
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d)		2,380	2,773,213
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)		10,133	8,836,228
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)		1,770	1,344,148
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)		1,068	686,717
Series 2021-E, Class B3, 3.81%, 12/25/60(a)(c)		632	213,974
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)		698	502,418
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)(d)		4	1,875
Series 2021-F, Class A, 4.88%, 06/25/61(a)(b)		16,669	16,651,327
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		4,496	4,426,938
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)		6,784	6,286,400
Series 2021-F, Class RW1, 0.00%, 06/27/61(a)(d)(g)		13	13,108
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)		478	427,069
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)		255	226,946
Series 2022-A, Class B, 3.00%, 10/25/61(a)		1,912	1,444,679
Series 2022-A, Class C, 3.00%, 10/25/61(a)		938	973,821
Series 2022-A, Class M1, 3.00%, 10/25/61(a)		279	247,218
Series 2022-A, Class M2, 3.00%, 10/25/61(a)		1,250	983,957
Series 2022-A, Class M3, 3.00%, 10/25/61(a)		80	62,482
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)		376	334,888
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)		322	286,015
Series 2022-B, Class B, 3.00%, 03/27/62(a)		1,789	1,363,853
Series 2022-B, Class C, 3.00%, 03/27/62(a)		1,659	1,284,297
Series 2022-B, Class M1, 3.00%, 03/27/62(a)		241	213,704
Series 2022-B, Class M2, 3.00%, 03/27/62(a)		1,198	1,021,414
Series 2023-A, Class A1, 3.50%, 07/25/62(a)(b)		9,511	8,983,072
Series 2023-A, Class A2, 3.00%, 07/25/62(a)(c)		515	450,033
Series 2023-A, Class A3, 2.50%, 07/25/62(a)(c)		292	247,737
Series 2023-A, Class B, 2.50%, 07/25/62(a)(c)		1,717	1,257,603
Series 2023-A, Class C, 2.50%, 07/25/62(a)(c)		1,256	671,228
Series 2023-A, Class M1, 2.50%, 07/25/62(a)(c)		884	747,177
Series 2023-C, Class A1, 3.50%, 05/25/63(a)(b)		11,543	10,863,152
Series 2023-C, Class A2, 3.00%, 05/25/63(a)(c)		789	684,896
Series 2023-C, Class A3, 2.50%, 05/25/63(a)(c)		421	352,245
Series 2023-C, Class C, 2.50%, 05/25/63(a)(c)		3,624	2,625,855

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Ajax Mortgage Loan Trust
Series 2023-C, Class M1, 2.50%, 05/25/63(a)(c)	USD	368	$306,833
Series 2023-C, Class M2, 2.50%, 05/25/63(a)(c)		2,284	1,779,175
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1-mo. CME Term SOFR + 0.32%), 4.65%, 10/25/46(c)		81	41,321
Series 2006-6, Class A1A, (1-mo. CME Term SOFR + 0.30%), 4.63%, 12/25/46(c)		4,202	3,580,019
Series 2007-1, Class A1, (12-mo. Federal Reserve Cumulative Average US + 0.70%), 5.34%, 02/25/47(c)		31	10,731
American Home Mortgage Investment Trust, Series 2006-2, Class 2A2, (1-mo. CME Term SOFR + 1.74%), 6.06%, 05/25/36(c)		15,106	1,326,660
Angel Oak Mortgage Trust
Series 2019-5, Class B1, 3.96%, 10/25/49(a)(c)		405	372,527
Series 2021-4, Class B1, 3.20%, 01/20/65(a)(c)		200	141,096
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(c)		229	215,461
Series 2023-7, Class A1, 4.80%, 11/25/67(a)(b)		6,793	6,700,828
Series 2024-1, Class A1, 5.21%, 08/25/68(a)(b)		975	969,395
Series 2024-10, Class A1, 5.35%, 10/25/69(a)(b) .		2,269	2,261,346
Series 2024-11, Class A1, 5.70%, 08/25/69(a)(b)		2,755	2,762,460
Series 2025-2, Class A1, 5.64%, 02/25/70(a)(b)		4,995	5,022,541
APS Resecuritization Trust, Series 2016-1, Class 1MZ, 2.79%, 07/31/57(a)(c)		2,275	851,913
Banc of America Alternative Loan Trust
Series 2006-4, Class 3CB1, (1-mo. CME Term SOFR + 0.91%), 5.24%, 05/25/46(c)		404	346,177
Series 2006-7, Class A4, 6.50%, 10/25/36(b)		2,277	637,640
Banc of America Funding Trust
Series 2007-1, Class 1A6, 5.75%, 01/25/37		14	11,624
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)(d)		7,023	2,431,296
Series 2015-R3, Class 1A2, 2.75%, 03/27/36(a)(c)		1,836	1,551,778
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)		151	151,110
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37		706	514,269
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)		5,545	5,513,904
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)		1,060	1,061,891
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)		2,193	2,792,875
Series 2021-NPL1, Class RW1, 0.00%, 11/27/51(a)(d)(g)		5	4,545
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(b)		2,978	2,957,008
Series 2022-RPL1, Class A, 4.25%, 02/25/28(a)(b)		5,741	5,675,267
Series 2022-RPL1, Class B, 4.25%, 02/25/28(a)(b)		1,242	1,195,860
Series 2022-RPL1, Class C, 0.00%, 02/25/28(a)(d)		2,098	461,445
Series 2022-RPL1, Class RW1, 0.00%, 02/25/28(a)(d)(g)		3	2,670
Series 2022-RPL1, Class SA, 0.00%, 02/25/28(a)(d)		16	12,619
Series 2023-NQM3, Class A1, 6.90%, 10/25/63(a)(b)		11,155	11,329,024

Security		Par (000)		Value

Collateralized Mortgage Obligations (continued)
Barclays Mortgage Loan Trust
Series 2023-NQM3, Class A2, 7.36%, 10/25/63(a)(b)	USD	1,774		$1,801,904
Series 2023-NQM3, Class A3, 7.69%, 10/25/63(a)(b)		1,071		1,089,370
Series 2023-NQM3, Class B1, 7.99%, 10/25/63(a)(c)		681		685,301
Series 2023-NQM3, Class B2, 7.99%, 10/25/63(a)(c)		573		567,015
Series 2023-NQM3, Class B3, 7.99%, 10/25/63(a)(c)		1,567		1,470,753
Series 2023-NQM3, Class M1, 7.99%, 10/25/63(a)(c)		1,134		1,162,563
Series 2023-NQM3, Class SA, 0.00%, 10/25/63(a)(c)(d)		0	(k)	229
Series 2024-NQM1, Class A1, 5.90%, 01/25/64(a)(b)		1,661		1,668,129
Series 2024-NQM1, Class A2, 6.11%, 01/25/64(a)(b)		1,132		1,134,987
Series 2024-NQM1, Class A3, 6.31%, 01/25/64(a)(b)		864		867,835
Series 2024-NQM1, Class B1, 8.09%, 01/25/64(a)(c)		512		516,912
Series 2024-NQM1, Class B2, 8.69%, 01/25/64(a)(c)		469		470,355
Series 2024-NQM1, Class B3, 8.69%, 01/25/64(a)(c)		1,007		952,056
Series 2024-NQM1, Class M1, 6.80%, 01/25/64(a)(c)		879		884,373
Series 2024-NQM1, Class SA, 0.00%, 01/25/64(a)(c)(d)		2		2,191
Series 2024-NQM3, Class A1, 6.04%, 06/25/64(a)(b)		15,069		15,198,169
Series 2024-NQM3, Class A2, 6.30%, 06/25/64(a)(b)		1,188		1,197,806
Series 2024-NQM3, Class A3, 6.50%, 06/25/64(a)(b)		2,073		2,088,657
Series 2024-NQM3, Class B1, 7.50%, 06/25/64(a)(c)		1,109		1,117,237
Series 2024-NQM3, Class B2, 8.04%, 06/25/64(a)(c)		1,016		1,006,247
Series 2024-NQM3, Class B3, 8.04%, 06/25/64(a)(c)		2,779		2,553,508
Series 2024-NQM3, Class M1, 6.41%, 06/25/64(a)(c)		1,617		1,622,822
Series 2024-NQM3, Class SA, 0.00%, 06/25/64(a)(c)(d)		2		2,213
Series 2024-NQM4, Class A1, 4.79%, 12/26/64(a)(b)		26,766		26,479,584
Series 2024-NQM4, Class A2, 5.10%, 12/26/64(a)(b)		2,518		2,496,789
Series 2024-NQM4, Class A3, 5.25%, 12/26/64(a)(b)		2,820		2,799,553
Series 2024-NQM4, Class B1, 6.96%, 12/26/64(a)(c)		1,145		1,143,050
Series 2024-NQM4, Class B2, 7.59%, 12/26/64(a)(c)		873		864,912
Series 2024-NQM4, Class B3, 7.59%, 12/26/64(a)(c)		1,999		1,924,380
Series 2024-NQM4, Class M1, 6.31%, 12/26/64(a)(c)		1,882		1,891,090

22	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Barclays Mortgage Loan Trust
Series 2024-NQM4, Class SA, 0.00%, 12/26/64(a)(c)(d)	USD	4	$3,643
Series 2025-NQM1, Class A1, 5.66%, 01/25/65(a)(b)		26,203	26,313,739
Series 2025-NQM1, Class A2, 5.87%, 01/25/65(a)(b)		2,391	2,400,798
Series 2025-NQM1, Class A3, 5.97%, 01/25/65(a)(b)		2,277	2,286,470
Series 2025-NQM1, Class B1, 6.94%, 01/25/65(a)(c)		1,321	1,322,213
Series 2025-NQM1, Class B2, 7.83%, 01/25/65(a)(c)		1,148	1,136,017
Series 2025-NQM1, Class B3, 7.83%, 01/25/65(a)(c)		2,546	2,351,553
Series 2025-NQM1, Class M1, 6.49%, 01/25/65(a)(c)		2,125	2,146,800
Series 2025-NQM1, Class SA, 0.00%, 01/25/65(a)(c)(d)		5	5,214
BCAP LLC Trust
Series 2011-RR4, Class 3A6, 5.08%, 07/26/36(a)(c)		1,058	1,055,680
Series 2011-RR5, Class 11A5, (1-mo. CME Term SOFR + 0.26%), 4.46%, 05/28/36(a)(c)		186	178,761
Bear Stearns ALT-A Trust
Series 2005-7, Class 26A1, 5.04%, 09/25/35(c)		1,306	438,974
Series 2007-1, Class 21A1, 4.82%, 01/25/47(c)		2,697	1,304,648
Bear Stearns Asset-Backed Securities I Trust
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(b)		114	116,405
Series 2006-AC2, Class 1A1, (1-mo. CME Term SOFR + 0.46%), 4.79%, 03/25/36(c)		1,835	480,255
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1-mo. CME Term SOFR + 0.39%), 4.72%, 08/25/36(c)		247	244,167
Series 2007-AR2, Class A1, (1-mo. CME Term SOFR + 0.45%), 4.78%, 03/25/37(c)		165	156,112
Series 2007-AR4, Class 2A1, (1-mo. CME Term SOFR + 0.32%), 4.65%, 06/25/37(c)		14	13,732
BRAVO Residential Funding Trust
Series 2021-NQM1, Class B1, 3.17%, 02/25/49(a)(c)		1,427	1,151,142
Series 2023-NQM6, Class B1, 8.00%, 09/25/63(a)(c)		1,500	1,512,120
Series 2024-NQM1, Class B1, 8.04%, 12/01/63(a)		566	573,686
Series 2024-NQM3, Class B1, 8.10%, 03/25/64(a)(c)		845	859,086
Series 2024-NQM6, Class B2, 8.08%, 08/01/64(a)(c)		250	249,446
Series 2025-NQM2, Class A1, 5.68%, 11/25/64(a)(b)		6,495	6,515,119
CAFL Issuer LLC, Series 2024-RTL1, Class A1, 6.75%, 11/28/31(a)(b)		3,330	3,375,408
CFMT LLC
Series 2024-HB14, Class M2, 3.00%, 06/25/34(a)(c)		192	179,883
Series 2024-HB14, Class M3, 3.00%, 06/25/34(a)(c)		473	436,928
Series 2024-HB15, Class M2, 4.00%, 08/25/34(a)(c)		358	340,365
Series 2024-R1, Class A1, 4.00%, 10/25/54(a)(b)		1,396	1,363,166

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
CFMT LLC
Series 2024-R1, Class A2, 4.00%, 10/25/54(a)(b)	USD	177	$168,085
Chase Mortgage Finance Corp., Series 2016-SH1, Class M4, 3.75%, 04/25/45(a)(c)		453	403,026
Chase Mortgage Finance Trust
Series 2006-S2, Class 1A16, 6.25%, 10/25/36		2,719	1,022,839
Series 2007-S6, Class 1A1, 6.00%, 12/25/37		8,990	3,640,467
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)		1,986	1,867,229
Series 2022-2, Class A1, 3.76%, 03/25/67(a)(c)		6,676	6,410,054
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(b)		416	416,262
CIM Trust
Series 2019-J2, Class B4, 3.76%, 10/25/49(a)(c)		839	689,109
Series 2023-I2, Class A2, 6.85%, 12/25/67(a)(b)		746	753,075
Series 2025-NR1, Class A1, 5.00%, 06/25/64(a)(b)		14,000	13,492,553
Citicorp Mortgage Securities Trust
Series 2007-4, Class 1A14, 6.00%, 05/25/37		345	312,954
Series 2007-9, Class 1A1, 6.25%, 12/25/37		1,479	1,374,681
Series 2008-2, Class 1A1, 6.50%, 06/25/38		234	192,865
Citigroup Mortgage Loan Trust
Series 2007-6, Class 1A2A, 4.18%, 03/25/37(c)		3,417	2,577,907
Series 2007-6, Class 2A1, (1-mo. CME Term SOFR + 0.61%), 4.94%, 05/25/37(c)		1,023	940,961
Series 2009-12, Class 5A2, 4.37%, 07/25/37(a)(c)		5,146	2,267,038
Series 2014-C, Class B2, 4.25%, 02/25/54(a)(c)		317	309,165
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)		1,026	997,188
Series 2022-A, Class A1, 6.17%, 09/25/62(a)(b)		5,810	5,812,522
CitiMortgage Alternative Loan Trust
Series 2007-A3, Class 1A5, 6.00%, 03/25/37		1,411	1,300,395
Series 2007-A6, Class 1A21, 5.50%, 06/25/37		826	696,699
COLT Mortgage Loan Trust
Series 2020-2, Class M1, 5.25%, 03/25/65(a)(c)		761	757,532
Series 2021-HX1, Class B1, 3.11%, 10/25/66(a)(c)		1,471	1,100,642
Series 2021-HX1, Class B2, 3.86%, 10/25/66(a)(c)		1,000	780,633
Series 2022-1, Class B2, 4.16%, 12/27/66(a)(c)		227	187,414
Series 2022-3, Class B1, 4.21%, 02/25/67(a)(c)		3,500	3,032,046
Series 2022-5, Class B1, 4.67%, 03/25/67(a)(c)		1,707	1,597,998
Series 2024-6, Class A1, 5.39%, 11/25/69(a)(b)		3,265	3,260,281
Countrywide Alternative Loan Trust
Series 2005-11CB, Class 2A1, 5.50%, 06/25/35		68	54,899
Series 2005-11CB, Class 2A6, 5.50%, 06/25/25		587	470,780
Series 2005-22T1, Class A1, (1-mo. CME Term SOFR + 0.46%), 4.79%, 06/25/35(c)		982	856,517
Series 2005-29CB, Class A6, 5.50%, 07/25/35		224	132,705
Series 2005-51, Class 3A3A, (1-mo. CME Term SOFR + 0.75%), 5.07%, 11/20/35(c)		361	315,521
Series 2005-55CW, Class 2A3, (1-mo. CME Term SOFR + 0.46%), 4.78%, 11/25/35(c)		413	303,247
Series 2005-59, Class 1A1, (1-mo. CME Term SOFR + 0.77%), 5.09%, 11/20/35(c)		851	827,922
Series 2005-76, Class 2A1, (12-mo. Federal Reserve Cumulative Average US + 1.00%), 5.64%, 02/25/36(c)		341	309,413
Series 2005-9CB, Class 1A1, (1-mo. CME Term SOFR + 0.61%), 4.94%, 05/25/35(c)		1,054	925,572
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		977	448,747
Series 2006-13T1, Class A3, 6.00%, 05/25/36		1,712	795,221

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust
Series 2006-28CB, Class A14, 6.25%, 10/25/36	USD	646	$313,219
Series 2006-29T1, Class 2A6, 6.50%, 10/25/36		2,176	1,306,209
Series 2006-6CB, Class 2A10, 6.00%, 05/25/36		172	66,011
Series 2006-J4, Class 2A1, 6.00%, 07/25/36		3,284	1,898,423
Series 2006-J7, Class 1A2, 6.25%, 11/25/36		2,794	1,325,105
Series 2006-OA11, Class A4, (1-mo. CME Term SOFR + 0.49%), 4.82%, 09/25/46(c)		195	180,808
Series 2006-OC1, Class 1A1, (1-mo. CME Term SOFR + 0.57%), 4.90%, 03/25/36(c)		595	583,337
Series 2006-OC10, Class 2A3, (1-mo. CME Term SOFR + 0.57%), 4.90%, 11/25/36(c)		458	392,372
Series 2006-OC7, Class 2A3, (1-mo. CME Term SOFR + 0.61%), 4.94%, 07/25/46(c)		2,752	2,373,616
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,117	497,841
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		163	78,905
Series 2007-OA2, Class 1A1, (12-mo. Federal Reserve Cumulative Average US + 0.84%), 5.48%, 03/25/47(c)		128	108,862
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 3A9, (1-mo. CME Term SOFR + 1.51%), 5.84%, 08/25/35(c)		2,248	1,451,831
Series 2006-17, Class A6, 6.00%, 12/25/36		196	87,021
Series 2007-1, Class A2, 6.00%, 03/25/37		204	91,573
Series 2007-14, Class A18, 6.00%, 09/25/37		6,058	3,100,545
Series 2007-15, Class 2A2, 6.50%, 09/25/37		621	224,414
Series 2007-16, Class A1, 6.50%, 10/25/37		4,205	1,742,620
Series 2007-9, Class A1, 5.75%, 07/25/37		745	350,119
Series 2007-9, Class A11, 5.75%, 07/25/37		407	191,340
Series 2007-HYB1, Class 3A1, 4.33%, 03/25/37(c)		1,142	974,283
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1, 6.50%, 12/25/35		2,879	1,314,733
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		39	15,375
Credit Suisse Mortgage Trust
Series 2006-4, Class 1A3, 6.00%, 05/25/36		372	200,165
Series 2006-4, Class 4A1, 7.00%, 05/25/36		5,027	1,298,898
Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)		1,851	889,320
Series 2014-10R, Class 5A2, 5.55%, 05/27/36(a)(c)		861	303,502
Series 2014-9R, Class 9A1, (1-mo. CME Term SOFR + 0.23%), 4.67%, 08/27/36(a)(c)		63	51,275
Series 2014-SAF1, Class B5, 3.84%, 03/25/44(a)(c)		1,578	1,188,895
Series 2015-6R, Class 5A2, (1-mo. CME Term SOFR + 0.29%), 4.27%, 03/27/36(a)(c)		1,156	888,613
Series 2020-SPT1, Class B2, 3.39%, 04/25/65(a)(c)		8,400	6,955,093
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(c)		3,299	2,504,410
Series 2021-NQM8, Class M1, 3.26%, 10/25/66(a)(c)		590	445,631
Series 2021-RPL9, Class A1, 3.69%, 02/25/61(a)(c)		3,546	3,531,463
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(a)(c)		4,453	3,969,622
Series 2022-NQM3, Class A1B, 4.27%, 03/25/67(a)(c)		2,291	2,205,848

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Trust
Series 2022-NQM6, Class PT, 8.68%, 12/25/67(a)(c)	USD	6,748	$6,819,053
Cross Mortgage Trust
Series 2023-H2, Class A1A, 7.14%, 11/25/68(a)(b)		1,431	1,452,328
Series 2024-H7, Class A1, 5.59%, 11/25/69(a)(c)		9,779	9,806,332
Series 2025-H1, Class A1, 5.74%, 02/25/70(a)(c)		3,852	3,864,894
Series 2025-H1, Class M1, 6.48%, 02/25/70(a)(c)		1,405	1,408,818
Series 2025-H2, Class A1, 5.36%, 03/25/70(a)(c)		11,674	11,698,793
Deephaven Residential Mortgage Trust
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(c)		150	130,566
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(c)		1,620	1,461,869
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(c)		3,671	2,679,205
Series 2022-2, Class M1, 4.31%, 03/25/67(a)(c)		884	798,396
Series 2022-3, Class B1, 5.29%, 07/25/67(a)(c)		1,349	1,243,560
Series 2022-3, Class M1, 5.29%, 07/25/67(a)(c)		2,742	2,621,027
Series 2024-1, Class A1, 5.74%, 07/25/69(a)(b)		4,958	4,968,207
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)		14	12,157
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2006-PR1, Class CWA1, 6.00%, 06/25/35(a)(c)		1,057	565,872
Ellington Financial Mortgage Trust
Series 2022-4, Class B2, 5.94%, 09/25/67(a)(c)		1,629	1,379,426
Series 2023-1, Class B1, 6.77%, 02/25/68(a)(c)		2,600	2,583,968
Series 2024-NQM1, Class A1A, 5.71%, 11/25/69(a)(b)		9,239	9,261,613
Series 2025-INV1, Class A1, 5.63%, 03/25/70(a)(b)		10,182	10,196,735
First Horizon Alternative Mortgage Securities Trust
Series 2005-AA12, Class 2A1, 5.04%, 02/25/36(c)		14	8,420
Series 2006-AA7, Class A1, 5.08%, 01/25/37(c)		2,603	2,078,992
Gaea Mortgage Loan Trust, Series 2025-A, Class A, 6.75%, 02/25/30(a)(c)		1,899	1,860,808
GCAT Trust
Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(c)		2,533	2,358,981
Series 2021-NQM3, Class B1, 3.47%, 05/25/66(a)(c)		1,151	857,311
Series 2022-HX1, Class A1, 2.89%, 12/27/66(a)(c)		259	239,640
Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)		3,097	3,082,134
Series 2023-NQM4, Class A1, 4.25%, 05/25/67(a)(c)		3,668	3,430,702
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12-mo. Federal Reserve Cumulative Average US + 2.00%), 6.64%, 03/25/36(c)		14	12,592
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)		207	195,424
Series 2020-PJ2, Class B4, 3.53%, 07/25/50(a)(c)		1,044	877,416
GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class A4, 4.00%, 05/25/62(a)(c)		312	286,097
GSMPS Mortgage Loan Trust Series 2004-4, Class 1AF, (1-mo. CME Term SOFR + 0.51%), 4.84%, 06/25/34(a)(c)		2,566	2,283,858

24	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF, (1-mo. CME Term SOFR + 0.46%), 4.79%, 03/25/35(a)(c)	USD	45	$41,730
Series 2005-RP3, Class 2A1, 4.29%, 09/25/35(a)(c)		2,404	2,061,024
Series 2006-RP1, Class 1AF1, (1-mo. CME Term SOFR + 0.46%), 4.79%, 01/25/36(a)(c)		38	30,295
Series 2006-RP2, Class 2A1, 4.48%, 04/25/36(a)(c)		1,959	1,629,023
GSMSC Resecuritization Trust, Series 2015-5R, Class 1D, (1-mo. CME Term SOFR + 0.25%), 3.87%, 04/26/37(a)(c)		3,740	2,137,946
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 5.93%, 04/25/36(c)		1,595	933,795
HarborView Mortgage Loan Trust, Series 2007-3, Class 1A1A, (1-mo. CME Term SOFR + 0.51%), 4.83%, 05/19/37(c)		1,024	814,741
Homes Trust, Series 2024-NQM2, Class A1, 5.72%, 10/25/69(a)(b)		3,655	3,663,390
Homeward Opportunities Fund I Trust
Series 2020-2, Class B1, 5.45%, 05/25/65(a)(c)		4,160	4,200,170
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)		5,446	5,414,099
Series 2022-1, Class M1, 5.03%, 07/25/67(a)(c)		3,077	2,991,893
Impac Secured Assets Trust, Series 2006-3, Class A1, (1-mo. CME Term SOFR + 0.45%), 4.78%, 11/25/36(c)		1,287	1,170,266
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 2A2, (1-mo. CME Term SOFR + 0.51%), 4.84%, 10/25/36(c)		176	160,119
Series 2006-AR35, Class 2A1A, (1-mo. CME Term SOFR + 0.45%), 4.78%, 01/25/37(c)		311	277,967
Series 2007-AR19, Class 3A1, 4.03%, 09/25/37(c)		594	386,362
Series 2007-FLX2, Class A1A, (1-mo. CME Term SOFR + 0.43%), 4.76%, 04/25/37(c)		4,056	3,564,028
Series 2007-FLX5, Class 2A2, (1-mo. CME Term SOFR + 0.59%), 4.92%, 08/25/37(c)		2,368	2,155,844
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(b)		3,752	3,297,191
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 6.09%, 07/25/35(c)		187	179,074
Series 2020-5, Class B3, 3.57%, 12/25/50(a)(c)		3,568	3,108,028
Series 2021-4, Class B4, 2.90%, 08/25/51(a)(c)		211	165,384
Series 2021-4, Class B5, 2.90%, 08/25/51(a)(c)		158	115,863
Series 2021-4, Class B6, 2.90%, 08/25/51(a)(c)		102	42,421
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)		13,089	11,691,978
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)		6,218	4,252,353
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)		3,622	3,089,562
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)		850	717,220
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)		1,183	987,313
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)		628	509,533
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)		259	197,406
Series 2021-INV7, Class B6, 3.15%, 02/25/52(a)(c)		847	405,924

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2024-VIS1, Class B2, 8.08%, 07/25/64(a)(c)	USD	1,000	$991,713
Series 2024-VIS2, Class B1, 7.73%, 11/25/64(a)(c)		3,289	3,330,718
Lehman XS Trust, Series 2007-20N, Class A1, (1-mo. CME Term SOFR + 2.41%), 6.74%, 12/25/37(c)		21	19,938
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34(a)		1,820	1,289,982
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)		815	557,400
MCM Trust
Series 2021-VFN1, Class Cert, 0.00%, 09/25/31(d)(g)		1,578	1,004,757
Series 2021-VFN1, Class Note, 0.00%, 09/25/31(d)(g)		1,193	1,146,624
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, (1-mo. CME Term SOFR + 0.43%), 4.76%, 09/25/37(c)		522	277,067
MFA Trust
Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(c)		700	648,472
Series 2022-CHM1, Class A1, 4.88%, 09/25/56(a)(b)		5,309	5,157,069
Series 2022-NQM1, Class M1, 4.26%, 12/25/66(a)(c)		2,112	1,831,288
Series 2024-RTL1, Class A1, 7.09%, 02/25/29(a)(b)		3,231	3,256,355
Mill City Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.05%, 10/25/67(a)(b)		3,968	3,971,422
Morgan Stanley Mortgage Loan Trust, Series 2006- 11, Class 1A3, 6.92%, 08/25/36(b)		4,265	738,198
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 5.89%, 06/25/44(a)(c)		198	197,872
Mortgage Loan Resecuritization Trust, Series 2009- RS1, Class A85, (1-mo. CME Term SOFR + 0.34%), 5.30%, 04/16/36(a)(c)		130	126,459
New Residential Mortgage Loan Trust
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c) .		968	944,459
Series 2024-NQM3, Class B1, 7.17%, 11/25/64(a)(c)		1,596	1,575,403
New York Mortgage Trust
Series 2024-INV1, Class A1, 5.38%, 06/25/69(a)(c)		964	960,026
Series 2024-RR1, Class A, 7.38%, 05/25/64(a)(b).		4,956	4,920,185
NMLT Trust, Series 2021-INV1, Class B1, 3.61%, 05/25/56(a)(c)		922	673,869
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(b)		289	287,831
Series 2007-2, Class A4, (1-mo. CME Term SOFR + 0.95%), 5.28%, 06/25/37(c)		496	411,359
OBX Trust
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)		56	55,311
Series 2025-NQM3, Class A1, 5.65%, 12/01/64(a)(b)		3,767	3,779,792
PRET LLC, Series 2024-RN2, Class A1, 7.13%, 04/25/54(a)(b)		1,455	1,461,253

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)	USD	1,022	$890,269
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)		408	401,621
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)		5,952	5,929,669
Series 2023-AFC1, Class B1, 7.39%, 02/25/58(a)(c)		4,666	4,677,793
PRP Advisors LLC
Series 2022-NQM1, Class B1, 5.42%, 08/25/67(a)(c)		335	328,784
Series 2024-NQM1, Class B1, 7.50%, 12/25/68(a)(c)		2,067	2,079,264
Series 2025-NQM1, Class A1, 5.80%, 11/25/69(a)(b)		10,685	10,716,193
Series 2025-NQM1, Class M1A, 6.65%, 11/25/69(a)(c)		2,636	2,674,723
Rain City Mortgage Trust, Series 2024-RTL1, Class A1, 6.53%, 11/25/29(a)(c)		1,256	1,271,248
RALI Trust
Series 2005-QA10, Class A21, 5.00%, 09/25/35(c)		4,963	1,955,271
Series 2005-QO2, Class A1, (12-mo. Federal Reserve Cumulative Average US + 1.36%), 6.00%, 09/25/45(c)		655	556,905
Series 2005-QS15, Class 3A, 6.00%, 10/25/35		3,901	3,408,215
Series 2006-QA10, Class A2, (1-mo. CME Term SOFR + 0.47%), 4.80%, 12/25/36(c)		1,322	1,154,788
Series 2006-QO1, Class 3A1, (1-mo. CME Term SOFR + 0.65%), 4.98%, 02/25/46(c)		1,690	657,753
Series 2006-QO10, Class A1, (1-mo. CME Term SOFR + 0.43%), 4.76%, 01/25/37(c)		1,562	1,394,783
Series 2007-QH3, Class A1, (1-mo. CME Term SOFR + 0.43%), 4.76%, 04/25/37(c)		4,465	4,293,199
Series 2007-QO2, Class A1, (1-mo. CME Term SOFR + 0.26%), 4.59%, 02/25/47(c)		2,659	807,282
RCKT Mortgage Trust
Series 2020-1, Class B4, 3.47%, 02/25/50(a)(c)		891	797,569
Series 2024-CES8, Class A1A, 5.49%, 11/25/44(a)(b)		4,049	4,048,498
RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.02%, 01/25/29(a)(b)		3,016	3,024,445
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, (1-mo. CME Term SOFR + 0.47%), 4.80%, 03/25/35(a)(c)		1,065	1,022,688
Series 2005-R2, Class 1AF1, (1-mo. CME Term SOFR + 0.45%), 4.78%, 06/25/35(a)(c)		203	194,878
Series 2005-R3, Class AF, (1-mo. CME Term SOFR + 0.51%), 4.84%, 09/25/35(a)(c)		324	267,894
Residential Mortgage Loan Trust
Series 2019-2, Class B2, 6.04%, 05/25/59(a)(c)		656	647,349
Series 2019-3, Class B2, 5.66%, 09/25/59(a)(c)		3,102	3,025,384
Series 2020-1, Class B2, 4.67%, 01/26/60(a)(c)		622	569,700
RFMSI Series Trust
Series 2005-SA4, Class 2A1, 5.56%, 09/25/35(c)		1,708	985,672
Series 2006-SA2, Class 2A1, 5.70%, 08/25/36(c)		408	291,134
Series 2006-SA4, Class 2A1, 5.69%, 11/25/36(c)		170	140,410

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
RMF Buyout Issuance Trust
Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)	USD	3,379	$3,174,825
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)		1,258	1,070,849
Saluda Grade Alternative Mortgage Trust
Series 2024-RTL4, Class A1, 7.50%, 02/25/30(a)(b)		5,668	5,689,568
Series 2024-RTL5, Class A1, 7.76%, 04/25/30(a)(b)		4,013	4,043,514
Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(a)(c)		519	513,086
SG Residential Mortgage Trust
Series 2022-2, Class A1, 5.35%, 08/25/62(a)(b)		659	657,078
Series 2022-2, Class B1, 5.30%, 08/25/62(a)(c)		3,715	3,615,719
Series 2022-2, Class M1, 5.30%, 08/25/62(a)(c)		3,313	3,264,691
Spruce Hill Mortgage Loan Trust
Series 2020-SH2, Class B1, 5.00%, 06/25/55(a)(c)		1,850	1,794,757
Series 2022-SH1, Class A3, 4.10%, 07/25/57(a)(b)		693	629,943
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(c)		2,820	2,585,121
Series 2020-INV1, Class B1, 3.26%, 11/25/55(a)		260	228,957
Series 2020-INV1, Class M1, 2.50%, 11/25/55(a)		2,688	2,436,824
Series 2021-1, Class B1, 3.52%, 05/25/65(a)(c)		648	553,808
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1-mo. CME Term SOFR + 0.53%), 4.86%, 05/25/46(c)		25	17,589
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1-mo. CME Term SOFR + 0.46%), 4.79%, 06/25/35(a)(c)		624	548,997
Series 2005-RF5, Class 2A, 4.32%, 07/25/35(a)(c)		1,535	1,453,511
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		4,313	2,372,430
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)		1,247	642,517
Thornburg Mortgage Securities Trust, Series 2006-3, Class A1, 4.41%, 06/25/46(c)		958	582,835
Toorak Mortgage Corp.
Series 2021-INV1, Class B1, 3.29%, 07/25/56(a)(c)		657	512,205
Series 2021-INV2, Class B1, 4.10%, 11/25/56(a)(c)		5,929	4,777,958
Toorak Mortgage Trust, Series 2024-2, Class A1, 6.33%, 10/25/31(a)(b)		1,635	1,636,774
TVC Mortgage Trust, Series 2023-RTL1, Class A1, 8.25%, 11/25/27(a)(b)		4,107	4,114,573
Verus Securitization Trust
Series 2019-INV3, Class B1, 3.73%, 11/25/59(a)(c)		100	96,073
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(c)		2,600	2,566,523
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(c)		3,000	2,360,137
Series 2021-6, Class B1, 4.05%, 10/25/66(a)(c)		169	133,238
Series 2021-6, Class M1, 2.94%, 10/25/66(a)(c)		462	344,942
Series 2021-R1, Class M1, 2.34%, 10/25/63(a)		3,250	2,942,819
Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(c)		265	203,170
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)		1,507	1,127,924
Series 2022-3, Class B1, 4.06%, 02/25/67(a)(c)		2,188	1,720,448

26	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Verus Securitization Trust
Series 2022-4, Class B1, 4.77%, 04/25/67(a)(c)	USD	443	$399,318
Series 2022-INV1, Class B1, 5.81%, 08/25/67(a)(c)		830	815,856
Series 2023-2, Class B1, 7.49%, 03/25/68(a)(c)		4,333	4,331,733
Series 2023-3, Class B1, 7.78%, 03/25/68(a)(c)		415	415,826
Series 2023-INV1, Class B1, 7.51%, 02/25/68(a)(c)		3,200	3,197,132
Series 2024-7, Class B1, 6.50%, 09/25/69(a)(c)		648	640,015
Visio Trust
Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)		100	81,472
Series 2022-1, Class B1, 6.02%, 08/25/57(a)(c)		1,718	1,538,525
Vista Point Securitization Trust
Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)		88	85,269
Series 2020-2, Class B1, 4.90%, 04/25/65(a)(c)		2,763	2,681,780
Series 2020-2, Class B2, 5.16%, 04/25/65(a)(c)		1,100	1,047,314
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)		170	159,247
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-11, Class A1, 5.75%, 01/25/36		1,085	900,396
Series 2005-11, Class A7, 5.75%, 01/25/36		2,206	1,829,394
Series 2005-9, Class 5A6, (1-mo. CME Term SOFR + 0.66%), 4.99%, 11/25/35(c)		328	241,511
Series 2005-9, Class 5A9, 5.50%, 11/25/35		135	107,873
Series 2006-4, Class 1A1, 6.00%, 04/25/36		126	116,832
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)		82	71,769
Series 2006-6, Class 3CB1, 7.00%, 08/25/36		3,930	1,588,550
Series 2006-AR1, Class A1A, (1-mo. CME Term SOFR + 0.61%), 4.94%, 02/25/36(c)		1,074	883,264
Series 2006-AR3, Class A1A, (12-mo. Federal Reserve Cumulative Average US + 0.97%), 5.61%, 05/25/46(c)		2,681	2,328,872
Series 2006-AR5, Class A1A, (12-mo. Federal Reserve Cumulative Average US + 0.99%), 5.63%, 06/25/46(c)		137	125,428
Series 2006-AR9, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 1.00%), 5.64%, 08/25/46(c)		2,237	2,048,524
Series 2007-HY1, Class A2A, (1-mo. CME Term SOFR + 0.43%), 4.76%, 02/25/37(c)		443	340,805
Series 2007-HY3, Class 4A1, 5.16%, 03/25/37(c)		18	16,447
Series 2007-OA1, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.71%), 5.35%, 12/25/46(c)		2,211	1,995,630
Series 2007-OA1, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.72%), 5.36%, 12/25/46(c)		134	107,805
Series 2007-OA3, Class 5A, (12-mo. Federal Reserve Cumulative Average US + 1.25%), 5.89%, 04/25/47(c)		530	454,699
Series 2007-OA4, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.80%), 5.43%, 05/25/47(c)		1,971	1,614,515
Series 2007-OA5, Class 1A, (12-mo. Federal Reserve Cumulative Average US + 0.75%), 5.39%, 06/25/47(c)		431	357,306
Series 2007-OA5, Class 2A, (12-mo. Federal Reserve Cumulative Average US + 0.80%), 5.43%, 06/25/47(c)		1,566	1,298,048
Series 2007-OC2, Class A3, (1-mo. CME Term SOFR + 0.73%), 5.06%, 06/25/37(c)		660	604,003

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 7.42%, 10/25/36(c)	USD	670	$635,894
Western Alliance Bank
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 7.49%, 07/25/59(a)(c)		3,728	3,869,012
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 8.04%, 07/25/59(a)(c)		5,331	5,542,012
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.98%, 11/20/44(a)(c)		923	710,114

			767,979,618

Commercial Mortgage-Backed Securities — 27.2%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(a)		5,000	4,825,061
Series 2017-245P, Class C, 3.66%, 06/05/37(a)(c)		3,000	2,837,143
Series 2017-245P, Class E, 3.66%, 06/05/37(a)(c)		1,151	1,062,394
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1-mo. CME Term SOFR + 1.18%), 5.50%, 09/15/34(a)(c)		5,000	4,906,250
Series 2017-280P, Class B, (1-mo. CME Term SOFR + 1.38%), 5.70%, 09/15/34(a)(c)		585	568,913
Series 2017-280P, Class E, (1-mo. CME Term SOFR + 2.42%), 6.74%, 09/15/34(a)(c)		2,159	2,078,541
3650R Commercial Mortgage Trust, Series 2022- PF2, Class A5, 5.29%, 11/15/55(c)		600	611,001
ACREC LLC, Series 2023-FL2, Class A, (1-mo. CME Term SOFR + 2.23%), 6.55%, 02/19/38(a)(c)		2,265	2,270,516
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 5.58%, 04/15/34(a)(c)		644	608,580
Angel Oak SB Commercial Mortgage Trust, Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(c)		4,787	4,464,651
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class A5, 2.58%, 10/15/54(a)		1,504	1,309,966
ARES Commercial Mortgage Trust
Series 2024-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 07/15/41(a)(c)		5,730	5,715,675
Series 2024-IND2, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 10/15/34(a)(c)		9,250	9,226,875
ARZ Trust, Series 2024-BILT, Class A, 5.77%, 06/11/29(a)		2,710	2,764,750
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1-mo. CME Term SOFR + 2.27%), 6.59%, 04/15/35(a)(c)		1,128	1,116,720
Atrium Hotel Portfolio Trust
Series 2024-ATRM, Class A, 5.05%, 11/10/29(a)(c)		6,510	6,503,661
Series 2024-ATRM, Class E, 8.60%, 11/10/29(a)(c)		1,462	1,517,216
BAHA Trust
Series 2024-MAR, Class A, 5.57%, 12/10/41(a)(c)		21,100	21,398,244
Series 2024-MAR, Class B, 6.39%, 12/10/41(a)(c)		894	926,046
Series 2024-MAR, Class C, 7.02%, 12/10/41(a)(c)		4,400	4,546,051

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2024-BHP, Class A, (1-mo. CME Term SOFR + 2.35%), 6.67%, 08/15/39(a)(c)	USD	820	$821,061
Series 2025-ASHF, Class A, (1-mo. CME Term SOFR + 1.85%), 6.17%, 02/15/42(a)(c)		8,471	8,439,640
Series 2025-ASHF, Class E, (1-mo. CME Term SOFR + 5.25%), 9.57%, 02/15/42(a)(c)		3,454	3,444,484
BANK, Series 2019-BN22, Class A4, 2.98%, 11/15/62		3,000	2,757,977
BANK5
Series 2024-5YR10, Class A3, 5.30%, 10/15/57		1,300	1,320,953
Series 2024-5YR11, Class A3, 5.89%, 11/15/57		1,810	1,883,702
Series 2024-5YR6, Class A3, 6.23%, 05/15/57		1,800	1,885,009
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1-mo. CME Term SOFR + 0.52%), 4.84%, 04/25/36(a)(c)		4,680	4,403,338
Series 2006-1A, Class A2, (1-mo. CME Term SOFR + 0.65%), 4.98%, 04/25/36(a)(c)		11	9,898
Series 2006-4A, Class A2, (1-mo. CME Term SOFR + 0.52%), 4.84%, 12/25/36(a)(c)		966	906,712
Series 2006-SP2, Class A, (1-mo. CME Term SOFR + 0.53%), 4.86%, 01/25/37(a)(c)		1,024	970,115
Series 2007-1, Class A2, (1-mo. CME Term SOFR + 0.52%), 4.84%, 03/25/37(a)(c)		4,509	4,263,601
Series 2007-2A, Class A1, (1-mo. CME Term SOFR + 0.52%), 4.84%, 07/25/37(a)(c)		24	21,947
Series 2007-4A, Class A1, (1-mo. CME Term SOFR + 0.79%), 5.11%, 09/25/37(a)(c)		4,245	4,132,258
Series 2007-5A, Class A4, (1-mo. CME Term SOFR + 2.36%), 6.69%, 10/25/37(a)(c)		2,089	1,190,084
Series 2007-6A, Class A4A, (1-mo. CME Term SOFR + 1.61%), 5.94%, 12/25/37(a)(c)		2,667	2,341,369
BBCMS Mortgage Trust
Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(c)		650	535,686
Series 2018-TALL, Class A, (1-mo. CME Term SOFR + 0.92%), 5.24%, 03/15/37(a)(c)		3,997	3,787,527
Series 2018-TALL, Class B, (1-mo. CME Term SOFR + 1.17%), 5.49%, 03/15/37(a)(c)		781	714,815
Series 2023-5C23, Class D, 7.46%, 12/15/56(a)(c)		332	336,215
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		191	186,292
BDS Ltd., Series 2022-FL12, Class A, (1-mo. CME Term SOFR + 2.14%), 6.45%, 08/19/38(a)(c)		1,226	1,225,206
BFLD Trust
Series 2020-EYP, Class E, (1-mo. CME Term SOFR + 3.81%), 8.13%, 10/15/35(a)(c)		1,353	20,173
Series 2024-UNIV, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 11/15/41(a)(c)		3,790	3,785,262
Series 2024-UNIV, Class E, (1-mo. CME Term SOFR + 3.64%), 7.96%, 11/15/41(a)(c)		1,723	1,724,204
Series 2024-VICT, Class A, (1-mo. CME Term SOFR + 1.89%), 6.21%, 07/15/41(a)(c)		2,970	2,970,000
BHMS
Series 2018-ATLS, Class A, (1-mo. CME Term SOFR + 1.55%), 5.87%, 07/15/35(a)(c)		3,988	3,984,918
Series 2018-ATLS, Class C, (1-mo. CME Term SOFR + 2.20%), 6.52%, 07/15/35(a)(c)		2,600	2,592,250

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BLP Commercial Mortgage Trust
Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 03/15/40(a)(c)	USD	2,114	$2,101,470
Series 2024-IND2, Class A, (1-mo. CME Term SOFR + 1.34%), 5.66%, 03/15/41(a)(c)		2,821	2,815,576
BMP, Series 2024-MF23, Class E, (1-mo. CME Term SOFR + 3.39%), 7.71%, 06/15/41(a)(c)		1,719	1,697,504
BOCA Commercial Mortgage Trust, Series 2024- BOCA, Class A, (1-mo. CME Term SOFR + 1.92%), 6.24%, 08/15/41(a)(c)		2,031	2,039,830
BPR Trust
Series 2021-TY, Class A, (1-mo. CME Term SOFR + 1.16%), 5.48%, 09/15/38(a)(c)		5,500	5,479,508
Series 2021-TY, Class E, (1-mo. CME Term SOFR + 3.71%), 8.03%, 09/15/38(a)(c)		3,138	3,122,408
Series 2022-SSP, Class A, (1-mo. CME Term SOFR + 3.00%), 7.32%, 05/15/39(a)(c)		770	770,960
Series 2023-STON, Class A, 7.50%, 12/05/39(a)		2,722	2,839,390
Series 2024-PARK, Class A, 4.87%, 11/05/39(a)(c)		1,420	1,422,687
Series 2024-PARK, Class D, 6.53%, 11/05/39(a)(c)		879	904,413
Series 2024-PMDW, Class A, 5.36%, 11/05/41(a)(c)		640	644,341
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		1,108	1,047,058
Series 2013-1515, Class C, 3.45%, 03/10/33(a)		250	226,976
BX Commercial Mortgage Trust
Series 2020-VIV2, Class C, 3.54%, 03/09/44(a)(c)		2,204	1,994,993
Series 2020-VIV3, Class B, 3.54%, 03/09/44(a)(c)		2,788	2,568,915
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		781	705,873
Series 2021-NWM, Class A, (1-mo. CME Term SOFR + 1.02%), 5.34%, 02/15/33(a)(c)		1,061	1,052,351
Series 2021-NWM, Class B, (1-mo. CME Term SOFR + 2.26%), 6.58%, 02/15/33(a)(c)		622	618,517
Series 2021-NWM, Class C, (1-mo. CME Term SOFR + 4.36%), 8.68%, 02/15/33(a)(c)		410	410,223
Series 2021-SOAR, Class G, (1-mo. CME Term SOFR + 2.91%), 7.23%, 06/15/38(a)(c)		2,544	2,493,048
Series 2021-VINO, Class A, (1-mo. CME Term SOFR + 0.77%), 5.09%, 05/15/38(a)(c)		1,075	1,072,165
Series 2021-VINO, Class F, (1-mo. CME Term SOFR + 2.92%), 7.24%, 05/15/38(a)(c)		838	833,711
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(c)		1,522	1,355,996
Series 2021-XL2, Class F, (1-mo. CME Term SOFR + 2.36%), 6.68%, 10/15/38(a)(c)		3,544	3,526,379
Series 2022-CSMO, Class B, (1-mo. CME Term SOFR + 3.14%), 7.46%, 06/15/27(a)(c)		2,475	2,477,320
Series 2023-VLT3, Class A, (1-mo. CME Term SOFR + 1.94%), 6.26%, 11/15/28(a)(c)		1,010	1,011,252
Series 2023-XL3, Class A, (1-mo. CME Term SOFR + 1.76%), 6.08%, 12/09/40(a)(c)		4,185	4,185,071
Series 2023-XL3, Class D, (1-mo. CME Term SOFR + 3.59%), 7.91%, 12/09/40(a)(c)		3,279	3,275,221
Series 2024-AIR2, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 10/15/41(a)(c)		3,160	3,160,000
Series 2024-AIRC, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 08/15/39(a)(c)		6,488	6,488,000

28	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2024-BRBK, Class A, (1-mo. CME Term SOFR + 2.88%), 7.20%, 10/15/41(a)(c)	USD	6,200	$6,207,744
Series 2024-BRBK, Class B, (1-mo. CME Term SOFR + 3.93%), 8.24%, 10/15/41(a)(c)		1,512	1,513,888
Series 2024-BRBK, Class D, (1-mo. CME Term SOFR + 5.97%), 10.29%, 10/15/41(a)(c)		337	337,421
Series 2024-GPA3, Class A, (1-mo. CME Term SOFR + 1.29%), 5.61%, 12/15/39(a)(c)		4,060	4,050,151
Series 2024-GPA3, Class B, (1-mo. CME Term SOFR + 1.64%), 5.96%, 12/15/39(a)(c)		1,274	1,271,167
Series 2024-KING, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 05/15/34(a)(c)		6,307	6,291,203
Series 2024-MDHS, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 05/15/41(a)(c)		8,581	8,575,465
Series 2024-MF, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 02/15/39(a)(c)		615	615,074
Series 2024-MF, Class E, (1-mo. CME Term SOFR + 3.74%), 8.06%, 02/15/39(a)(c)		1,931	1,928,992
Series 2024-XL4, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 02/15/39(a)(c)		3,834	3,836,008
Series 2024-XL4, Class D, (1-mo. CME Term SOFR + 3.14%), 7.46%, 02/15/39(a)(c)		2,897	2,889,347
Series 2024-XL4, Class E, (1-mo. CME Term SOFR + 4.19%), 8.51%, 02/15/39(a)(c)		1,720	1,686,431
Series 2024-XL5, Class A, (1-mo. CME Term SOFR + 1.39%), 5.71%, 03/15/41(a)(c)		3,228	3,232,798
Series 2025-SPOT, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 04/15/40(a)(c)		12,911	12,902,929
BX Trust
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		1,186	1,095,065
Series 2021-ARIA, Class A, (1-mo. CME Term SOFR + 1.01%), 5.33%, 10/15/36(a)(c)		566	564,585
Series 2021-LBA, Class AJV, (1-mo. CME Term SOFR + 0.91%), 5.23%, 02/15/36(a)(c)		1,700	1,697,672
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 5.23%, 02/15/36(a)(c)		594	591,331
Series 2021-MFM1, Class A, (1-mo. CME Term SOFR + 0.81%), 5.13%, 01/15/34(a)(c)		1,878	1,871,270
Series 2021-MFM1, Class G, (1-mo. CME Term SOFR + 4.01%), 8.33%, 01/15/34(a)(c)		525	517,238
Series 2021-VIEW, Class E, (1-mo. CME Term SOFR + 3.71%), 8.03%, 06/15/36(a)(c)		2,542	2,507,466
Series 2021-VIEW, Class F, (1-mo. CME Term SOFR + 4.04%), 8.36%, 06/15/36(a)(c)		856	810,378
Series 2022-LBA6, Class A, (1-mo. CME Term SOFR + 1.00%), 5.32%, 01/15/39(a)(c)		1,065	1,062,338
Series 2022-VAMF, Class A, (1-mo. CME Term SOFR + 0.85%), 5.17%, 01/15/39(a)(c)		5,000	4,971,875
Series 2022-VAMF, Class B, (1-mo. CME Term SOFR + 1.28%), 5.60%, 01/15/39(a)(c)		397	393,774
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 7.01%, 05/15/38(a)(c)		5,023	5,026,139
Series 2023-DELC, Class D, (1-mo. CME Term SOFR + 4.39%), 8.71%, 05/15/38(a)(c)		270	270,000
Series 2024-CNYN, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 04/15/41(a)(c)		3,830	3,837,382
Series 2024-CNYN, Class D, (1-mo. CME Term SOFR + 2.69%), 7.01%, 04/15/41(a)(c)		1,648	1,644,181
Series 2024-CNYN, Class E, (1-mo. CME Term SOFR + 3.69%), 8.01%, 04/15/41(a)(c)		2,505	2,481,567

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2024-PALM, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 06/15/37(a)(c)	USD	9,566	$9,530,089
Series 2024-PALM, Class B, (1-mo. CME Term SOFR + 1.79%), 6.11%, 06/15/37(a)(c)		697	695,723
Series 2024-PAT, Class A, (1-mo. CME Term SOFR + 2.09%), 6.41%, 03/15/41(a)(c)		2,210	2,207,239
Series 2024-PAT, Class C, (1-mo. CME Term SOFR + 4.44%), 8.76%, 03/15/41(a)(c)		4,722	4,708,157
Series 2024-PAT, Class D, (1-mo. CME Term SOFR + 5.39%), 9.71%, 03/15/41(a)(c)		2,263	2,249,256
Series 2024-VLT4, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 07/15/29(a)(c)		1,303	1,296,485
Series 2025-ROIC, Class E, (1-mo. CME Term SOFR + 2.94%), 7.26%, 03/15/30(a)(c)		8,350	8,297,914
Series 2025-VLT6, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 03/15/42(a)(c)		7,446	7,408,770
BXP Trust
Series 2017-GM, Class B, 3.43%, 06/13/39(a)(c)		265	253,667
Series 2021-601L, Class D, 2.78%, 01/15/44(a)(c)		1,120	857,749
CALI Mortgage Trust, Series 2024-SUN, Class A, (1-mo. CME Term SOFR + 1.89%), 6.21%, 07/15/41(a)(c)		2,390	2,390,000
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1-mo. CME Term SOFR + 2.05%), 6.37%, 12/15/37(a)(c)		1,000	998,125
Series 2019-LIFE, Class E, (1-mo. CME Term SOFR + 2.45%), 6.77%, 12/15/37(a)(c)		1,437	1,434,306
CD Mortgage Trust
Series 2016-CD1, Class A3, 2.46%, 08/10/49		4,116	3,999,317
Series 2017-CD6, Class B, 3.91%, 11/13/50(c)		336	313,946
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 6.94%, 09/15/38(a)(c)		5,474	5,484,292
CFCRE Commercial Mortgage Trust, Series 2016- C4, Class C, 4.85%, 05/10/58(c)		130	126,653
CFK Trust
Series 2019-FAX, Class D, 4.64%, 01/15/39(a)(c) .		2,500	2,306,565
Series 2019-FAX, Class E, 4.64%, 01/15/39(a)(c) .		2,600	2,324,637
CFSP Mortgage Trust, Series 2024-AHP1, Class A, 6.50%, 04/15/37		6,545	6,305,106
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class D, 3.23%, 09/15/48(a)		694	636,181
Series 2016-P3, Class A4, 3.33%, 04/15/49		2,635	2,580,677
Series 2017-P7, Class A4, 3.71%, 04/14/50		6,000	5,814,535
COAST Commercial Mortgage Trust
Series 2023-2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 6.91%, 08/15/36(a)(c)		1,482	1,479,150
Series 2023-2HTL, Class D, (1-mo. CME Term SOFR + 4.44%), 8.76%, 08/15/36(a)(c)		2,600	2,580,204
Commercial Mortgage Trust
Series 2015-CR26, Class A4, 3.63%, 10/10/48		3,535	3,509,294
Series 2015-LC19, Class B, 3.83%, 02/10/48(c)		296	290,193
Series 2015-PC1, Class B, 4.33%, 07/10/50(c)		3,175	3,075,058
Series 2016-667M, Class D, 3.18%, 10/10/36(a)(c)		500	351,194
Series 2024-CBM, Class A2, 5.87%, 12/10/41(a)(c)		630	642,896
Series 2024-WCL1, Class A, (1-mo. CME Term SOFR + 1.84%), 6.16%, 06/15/41(a)(c)		5,270	5,253,484

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2024-WCL1, Class B, (1-mo. CME Term SOFR + 2.59%), 6.91%, 06/15/41(a)(c)	USD	2,007	$1,978,139
Series 2024-WCL1, Class E, (1-mo. CME Term SOFR + 4.49%), 8.81%, 06/15/41(a)(c)		2,319	2,319,522
CONE Trust, Series 2024-DFW1, Class E, (1-mo. CME Term SOFR + 3.89%), 8.21%, 08/15/41(a)(c)		2,330	2,320,111
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1-mo. CME Term SOFR + 1.00%), 5.32%, 12/15/30(a)(c)		240	238,380
Series 2020-FACT, Class E, (1-mo. CME Term SOFR + 5.48%), 9.80%, 10/15/37(a)(c)		1,134	1,040,573
Series 2021-BHAR, Class A, (1-mo. CME Term SOFR + 1.26%), 5.58%, 11/15/38(a)(c)		1,020	1,016,120
Series 2021-BHAR, Class B, (1-mo. CME Term SOFR + 1.61%), 5.93%, 11/15/38(a)(c)		649	645,272
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)		1,929	2,019,143
CSAIL Commercial Mortgage Trust, Series 2019- C18, Class A4, 2.97%, 12/15/52		2,990	2,735,587
CSTL Commercial Mortgage Trust, Series 2024- GATE, Class A, 4.76%, 11/10/41(a)(c)		7,600	7,457,491
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1-mo. CME Term SOFR + 0.89%), 5.21%, 06/15/33(a)(c)		5,000	4,678,505
Series 2018-BIOD, Class D, (1-mo. CME Term SOFR + 1.60%), 5.92%, 05/15/35(a)(c)		2,625	2,582,344
Series 2018-BIOD, Class F, (1-mo. CME Term SOFR + 2.30%), 6.62%, 05/15/35(a)(c)		2,505	2,497,169
Series 2024-SBL, Class A, (1-mo. CME Term SOFR + 1.88%), 6.20%, 08/15/34(a)(c)		3,719	3,721,325
DBSG Mortgage Trust, Series 2024-ALTA, Class A, 5.95%, 06/10/37(a)(c)		1,613	1,636,496
DBWF Mortgage Trust, Series 2024-LCRS, Class A, (1-mo. CME Term SOFR + 1.74%), 6.06%, 04/15/37(a)(c)		2,423	2,417,698
DC Trust
Series 2024-HLTN, Class A, 5.73%, 04/13/40(a)(c)		1,110	1,124,616
Series 2024-HLTN, Class F, 10.31%, 04/13/40(a)(c)		2,932	3,018,499
DK Trust
Series 2024-SPBX, Class A, (1-mo. CME Term SOFR + 1.50%), 5.82%, 03/15/34(a)(c)		2,860	2,858,212
Series 2024-SPBX, Class E, (1-mo. CME Term SOFR + 4.00%), 8.32%, 03/15/34(a)(c)		8,186	8,197,189
ELM Trust
Series 2024-ELM, Class A10, 5.41%, 06/10/39(a)(c)		3,350	3,392,951
Series 2024-ELM, Class A15, 5.41%, 06/10/39(a)(c)		3,350	3,392,951
Series 2024-ELM, Class E10, 7.27%, 06/10/39(a)(c)		4,157	4,195,612
ELP Commercial Mortgage Trust, Series 2021-ELP, Class G, (1-mo. CME Term SOFR + 3.23%), 7.55%, 11/15/38(a)(c)		660	656,768
EQT Trust, Series 2024-EXTR, Class A, 5.33%, 07/05/41(a)(c)		23,949	24,076,864
Extended Stay America Trust
Series 2021-ESH, Class D, (1-mo. CME Term SOFR + 2.36%), 6.68%, 07/15/38(a)(c)		3,329	3,325,320

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Extended Stay America Trust
Series 2021-ESH, Class E, (1-mo. CME Term SOFR + 2.96%), 7.28%, 07/15/38(a)(c)	USD	2,446	$2,441,422
Series 2021-ESH, Class F, (1-mo. CME Term SOFR + 3.81%), 8.13%, 07/15/38(a)(c)		8,886	8,880,293
Fashion Show Mall LLC, Series 2024-SHOW, Class A, 4.76%, 10/10/41(a)(c)		363	363,149
Fontainebleau Miami Beach Mortgage Trust
Series 2024-FBLU, Class A, (1-mo. CME Term SOFR + 1.45%), 5.77%, 12/15/39(a)(c)		9,797	9,790,590
Series 2024-FBLU, Class F, (1-mo. CME Term SOFR + 4.25%), 8.57%, 12/15/39(a)(c)		315	315,000
Series 2024-FBLU, Class G, (1-mo. CME Term SOFR + 5.65%), 9.97%, 12/15/39(a)(c)		2,672	2,670,815
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.09%, 02/25/51(a)(c)		2,150	2,102,668
Series 2018-W5FX, Class CFX, 3.42%, 04/25/28(a)(c)		4,100	3,736,271
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(c)		2,905	2,698,987
Great Wolf Trust, Series 2024-WOLF, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 03/15/39(a)(c)		1,914	1,915,199
GS Mortgage Securities Corp. II, Series 2018- GS10, Class A5, 4.16%, 07/10/51(c)		4,100	3,954,060
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.45%, 07/10/48(c)		881	854,319
Series 2017-GS6, Class A3, 3.43%, 05/10/50		2,000	1,932,553
Series 2019-GSA1, Class A4, 3.05%, 11/10/52		2,587	2,411,598
Series 2019-GSA1, Class C, 3.80%, 11/10/52(c)		2,530	2,270,836
Series 2021-DM, Class A, (1-mo. CME Term SOFR + 1.00%), 5.32%, 11/15/36(a)(c)		1,970	1,950,879
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 6.51%, 08/15/39(a)(c)		3,415	3,415,000
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 6.41%, 03/15/28(a)(c)		5,707	5,707,000
Series 2023-SHIP, Class A, 4.32%, 09/10/38(a)(c)		1,322	1,311,857
Series 2023-SHIP, Class C, 5.51%, 09/10/38(a)(c)		1,000	1,000,940
Series 2023-SHIP, Class E, 7.43%, 09/10/38(a)(c)		11,123	11,240,121
Series 2024-RVR, Class E, 6.97%, 08/10/41(a)(c)		1,263	1,256,820
Series 2025-800D, Class A, 6.97%, 11/18/29(a)(c)		7,253	7,253,000
Series 2025-800D, Class C, 9.02%, 11/18/29(a)(c)		2,125	2,125,000
GWT, Series 2024-WLF2, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 05/15/41(a)(c)		11,768	11,764,322
Harvest Commercial Capital Loan Trust
Series 2019-1, Class M5, 5.73%, 09/25/46(a)(c)		1,536	1,458,014
Series 2020-1, Class M4, 5.96%, 04/25/52(a)(c)		669	668,192
HIG RCP LLC, Series 2023-FL1, Class A, (1-mo. CME Term SOFR + 2.27%), 6.59%, 09/19/38(a)(c)		202	202,347
HIH Trust
Series 2024-61P, Class A, (1-mo. CME Term SOFR + 1.84%), 6.16%, 10/15/41(a)(c)		2,400	2,410,506
Series 2024-61P, Class D, (1-mo. CME Term SOFR + 3.64%), 7.96%, 10/15/41(a)(c)		900	901,970

30	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
HILT Commercial Mortgage Trust
Series 2024-ORL, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 05/15/37(a)(c)	USD	3,695	$3,692,690
Series 2024-ORL, Class C, (1-mo. CME Term SOFR + 2.44%), 6.76%, 05/15/37(a)(c)		1,426	1,422,435
Series 2024-ORL, Class D, (1-mo. CME Term SOFR + 3.19%), 7.51%, 05/15/37(a)(c)		4,173	4,152,135
HIT Trust, Series 2022-HI32, Class A, (1-mo. CME Term SOFR + 2.39%), 6.71%, 07/15/39(a)(c)		666	666,627
HLTN Commercial Mortgage Trust, Series 2024- DPLO, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 06/15/41(a)(c)		2,096	2,096,000
HONO Mortgage Trust, Series 2021-LULU, Class A, (1-mo. CME Term SOFR + 1.26%), 5.58%, 10/15/36(a)(c)		13,232	13,000,145
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.46%, 02/05/45(a)(c)		327	331,223
HTL Commercial Mortgage Trust
Series 2024-T53, Class A, 5.88%, 05/10/39(a)(c)		1,380	1,389,415
Series 2024-T53, Class E, 10.26%, 05/10/39(a)(c)		3,538	3,658,131
Hudson Yards Mortgage Trust
Series 2019-55HY, Class F, 2.94%, 12/10/41(a)(c)		712	596,238
Series 2025-SPRL, Class A, 5.47%, 01/13/40(a)(c)		635	646,033
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 6.56%, 10/15/39(a)(c)		6,218	6,222,976
INV Mortgage Trust, Series 2024-IND, Class A, (1-mo. CME Term SOFR + 1.74%), 6.06%, 11/15/41(a)(c)		3,510	3,501,225
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.13%, 12/15/48(a)(c)		507	461,139
JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class AS, 4.42%, 06/15/51		111	107,911
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2, Class A4, 2.82%, 08/15/49		3,655	3,558,579
Series 2016-NINE, Class B, 2.85%, 09/06/38(a)(c)		2,073	1,996,175
Series 2018-PHH, Class A, (1-mo. CME Term SOFR + 1.26%), 5.58%, 06/15/35(a)(c)		1,036	905,920
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 3.13%), 7.45%, 10/15/33(a)(c)		926	917,590
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 1.16%), 5.48%, 04/15/38(a)(c)		277	276,336
Series 2021-MHC, Class E, (1-mo. CME Term SOFR + 2.81%), 7.13%, 04/15/38(a)(c)		3,101	3,091,309
Series 2022-NLP, Class F, (1-mo. CME Term SOFR + 3.54%), 7.86%, 04/15/37(a)(c)		2,978	2,787,461
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(c)		2,061	1,732,847
Series 2024-IGLG, Class A, 5.17%, 11/09/39(a)(c)		7,170	7,201,258
Series 2024-IGLG, Class D, 6.48%, 11/09/39(a)(c)		5,319	5,311,247
Series 2024-IGLG, Class E, 7.25%, 11/09/39(a)(c)		6,096	6,085,418
Series 2024-IGLG, Class F, 8.22%, 11/09/39(a)(c)		5,223	5,225,648

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2024-OMNI, Class A, 5.80%, 10/05/39(a)(c)	USD	1,660	$1,684,069
Series 2025-BHR5, Class A, (1-mo. CME Term SOFR + 1.69%), 5.99%, 03/15/40(a)(c)		8,228	8,166,290
JW Commercial Mortgage Trust
Series 2024-BERY, Class A, (1-mo. CME Term SOFR + 1.59%), 5.91%, 11/15/39(a)(c)		1,700	1,698,406
Series 2024-MRCO, Class A, (1-mo. CME Term SOFR + 1.62%), 5.94%, 06/15/39(a)(c)		10,813	10,806,240
Series 2024-MRCO, Class D, (1-mo. CME Term SOFR + 3.19%), 7.51%, 06/15/39(a)(c)		1,506	1,510,417
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 12/15/39(a)(c)		6,119	6,111,344
LBA Trust
Series 2024-7IND, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 10/15/41(a)(c)		2,340	2,335,612
Series 2024-7IND, Class D, (1-mo. CME Term SOFR + 2.64%), 6.96%, 10/15/41(a)(c)		592	590,519
Series 2024-BOLT, Class A, (1-mo. CME Term SOFR + 1.59%), 5.91%, 06/15/39(a)(c)		10,030	10,004,925
Series 2024-BOLT, Class F, (1-mo. CME Term SOFR + 4.44%), 8.76%, 06/15/39(a)(c)		690	685,942
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-2A, Class M1, (1-mo. CME Term SOFR + 0.51%), 4.84%, 06/25/37(a)(c)		49	48,505
Series 2007-3A, Class M2, (1-mo. CME Term SOFR + 2.11%), 6.44%, 10/25/37(a)(c)		3,340	2,852,302
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 7.01%, 08/15/40(a)(c)		1,281	1,293,372
MCR Mortgage Trust
Series 2024-HF1, Class A, (1-mo. CME Term SOFR + 1.79%), 6.11%, 12/15/41(a)(c)		2,354	2,359,889
Series 2024-HTL, Class A, (1-mo. CME Term SOFR + 1.76%), 6.08%, 02/15/37(a)(c)		191	191,009
Series 2024-HTL, Class E, (1-mo. CME Term SOFR + 4.65%), 8.97%, 02/15/37(a)(c)		1,378	1,389,585
Series 2024-TWA, Class A, 5.92%, 06/12/39(a)		2,250	2,275,478
Series 2024-TWA, Class E, 8.73%, 06/12/39(a)		2,080	2,114,652
MF1 LLC, Series 2024-FL14, Class A, (1-mo. CME Term SOFR + 1.74%), 6.05%, 03/19/39(a)(c)		1,010	1,011,320
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.92%), 5.23%, 04/15/38(a)(c)		1,524	1,520,655
Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 2.72%), 7.03%, 04/15/38(a)(c)		182	181,944
MHP
Series 2021-STOR, Class A, (1-mo. CME Term SOFR + 0.81%), 5.13%, 07/15/38(a)(c)		1,105	1,098,094
Series 2021-STOR, Class G, (1-mo. CME Term SOFR + 2.86%), 7.18%, 07/15/38(a)(c)		3,426	3,391,740
Series 2021-STOR, Class J, (1-mo. CME Term SOFR + 4.06%), 8.38%, 07/15/38(a)(c)		1,917	1,893,179
MIC Trust (The), Series 2023-MIC, Class A, 8.44%, 12/05/38(a)(c)		3,089	3,359,555
MIRA Trust, Series 2023-MILE, Class A, 6.76%, 06/10/38(a)		1,978	2,066,322

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25, Class A5, 3.64%, 10/15/48	USD	1,455	$1,444,324
Series 2016-C32, Class A4, 3.72%, 12/15/49		1,060	1,038,095
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c)		2,000	1,991,814
Series 2017-ASHF, Class G, (1-mo. CME Term SOFR + 7.20%), 11.52%, 11/15/34(a)(c)		939	892,356
Series 2017-H1, Class B, 4.08%, 06/15/50		2,400	2,281,008
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(c)		2,184	1,470,517
Series 2019-H6, Class D, 3.00%, 06/15/52(a)		470	366,098
Series 2019-H7, Class AS, 3.52%, 07/15/52		1,900	1,778,288
Series 2019-H7, Class C, 4.13%, 07/15/52		5,000	4,572,602
Series 2019-H7, Class D, 3.00%, 07/15/52(a)		3,000	2,448,760
Series 2024-NSTB, Class A, 3.90%, 09/24/57(a)(c)		2,278	2,201,135
MTN Commercial Mortgage Trust, Series 2022- LPFL, Class A, (1-mo. CME Term SOFR + 1.40%), 5.72%, 03/15/39(a)(c)		910	906,588
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A, 3.86%, 04/10/37(a)		1,850	1,597,653
NJ Trust, Series 2023-GSP, Class A, 6.48%, 01/06/29(a)(c)		1,470	1,540,725
NY Commercial Mortgage Trust, Series 2025-299P, Class B, 5.53%, 02/10/47(a)(c)		697	710,513
NYC Trust
Series 2024-3ELV, Class A, (1-mo. CME Term SOFR + 1.99%), 6.31%, 08/15/29(a)(c)		441	442,229
Series 2024-3ELV, Class C, (1-mo. CME Term SOFR + 2.84%), 7.16%, 08/15/29(a)(c)		405	405,568
Series 2024-3ELV, Class D, (1-mo. CME Term SOFR + 3.84%), 8.16%, 08/15/29(a)(c)		1,564	1,562,701
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(a)		2,920	2,673,727
Series 2017-OT, Class D, 3.95%, 05/10/39(a)(c)		1,080	868,743
Series 2017-OT, Class E, 3.95%, 05/10/39(a)(c)		498	379,538
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		1,930	1,723,126
One Market Plaza Trust, Series 2017-1MKT, Class D, 4.15%, 02/10/32(a)		1,127	978,750
One New York Plaza Trust
Series 2020-1NYP, Class A, (1-mo. CME Term SOFR + 1.06%), 5.38%, 01/15/36(a)(c)		1,035	991,574
Series 2020-1NYP, Class AJ, (1-mo. CME Term SOFR + 1.36%), 5.68%, 01/15/36(a)(c)		2,142	2,025,681
Series 2020-1NYP, Class B, (1-mo. CME Term SOFR + 1.61%), 5.93%, 01/15/36(a)(c)		1,338	1,245,271
OPEN Trust, Series 2023-AIR, Class A, (1-mo. CME Term SOFR + 3.09%), 7.41%, 11/15/40(a)(c)		1,531	1,535,274
ORL Trust, Series 2024-GLKS, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 12/15/39(a)(c)		3,090	3,088,069
PGA Trust, Series 2024-RSR2, Class A, (1-mo. CME Term SOFR + 1.89%), 6.21%, 06/15/39(a)(c)		1,754	1,749,613
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1-mo. CME Term SOFR + 3.46%), 7.78%, 07/15/38(a)(c)		900	526,027
Series 2021-MF, Class G, (1-mo. CME Term SOFR + 4.46%), 8.78%, 07/15/38(a)(c)		1,967	577,034

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
PRM5 Trust, Series 2025-PRM5, Class D, 5.25%, 03/10/33(a)(c)	USD	1,300	$1,279,663
Ready Capital Mortgage Financing LLC
Series 2022-FL10, Class A, (1-mo. CME Term SOFR + 2.55%), 6.87%, 10/25/39(a)(c)		3,104	3,118,382
Series 2022-FL9, Class A, (1-mo. CME Term SOFR + 2.47%), 6.79%, 06/25/37(a)(c)		411	411,165
Series 2023-FL11, Class A, (1-mo. CME Term SOFR + 2.37%), 6.69%, 10/25/39(a)(c)		1,506	1,501,135
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. CME Term SOFR + 2.25%), 6.57%, 01/19/37(a)(c)		5,654	5,620,372
ROCK Trust
Series 2024-CNTR, Class A, 5.39%, 11/13/41(a)		3,877	3,906,581
Series 2024-CNTR, Class E, 8.82%, 11/13/41(a)		3,977	4,191,467
SCG Commercial Mortgage Trust
Series 2025-DLFN, Class D, (1-mo. CME Term SOFR + 2.15%), 6.46%, 03/15/35(a)(c)		413	410,416
Series 2025-DLFN, Class E, (1-mo. CME Term SOFR + 2.95%), 7.26%, 03/15/35(a)(c)		3,142	3,139,340
SCG Mortgage Trust, Series 2024-MSP, Class A, (1-mo. CME Term SOFR + 1.74%), 6.06%, 04/15/41(a)(c)		2,750	2,751,715
SELF Commercial Mortgage Trust
Series 2024-STRG, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 11/15/34(a)(c)		2,930	2,932,698
Series 2024-STRG, Class E, (1-mo. CME Term SOFR + 4.19%), 8.51%, 11/15/34(a)(c)		3,007	2,996,201
Series 2024-STRG, Class F, (1-mo. CME Term SOFR + 5.19%), 9.51%, 11/15/34(a)(c)		435	433,446
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48		1,000	945,754
Series 2019-PREZ, Class E, 3.48%, 09/15/39(a)(c)		3,391	2,823,519
SHER Trust, Series 2024-DAL, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 04/15/37(a)(c)		1,935	1,930,766
SHR Trust
Series 2024-LXRY, Class A, (1-mo. CME Term SOFR + 1.95%), 6.27%, 10/15/41(a)(c)		6,747	6,746,997
Series 2024-LXRY, Class D, (1-mo. CME Term SOFR + 3.60%), 7.92%, 10/15/41(a)(c)		2,720	2,719,998
Series 2024-LXRY, Class E, (1-mo. CME Term SOFR + 4.45%), 8.77%, 10/15/41(a)(c)		1,836	1,835,999
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(a)		3,936	3,380,928
SREIT Trust
Series 2021-MFP, Class F, (1-mo. CME Term SOFR + 2.74%), 7.06%, 11/15/38(a)(c)		2,607	2,567,783
Series 2021-MFP2, Class A, (1-mo. CME Term SOFR + 0.94%), 5.26%, 11/15/36(a)(c)		5,000	4,968,750
Series 2021-MFP2, Class F, (1-mo. CME Term SOFR + 2.73%), 7.05%, 11/15/36(a)(c)		1,136	1,124,640
STWD Trust
Series 2021-FLWR, Class A, (1-mo. CME Term SOFR + 0.69%), 5.01%, 07/15/36(a)(c)		1,101	1,094,509
Series 2021-FLWR, Class B, (1-mo. CME Term SOFR + 1.04%), 5.36%, 07/15/36(a)(c)		1,600	1,589,000
Series 2021-FLWR, Class E, (1-mo. CME Term SOFR + 2.04%), 6.36%, 07/15/36(a)(c)		1,390	1,379,972

32	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
TCO Commercial Mortgage Trust
Series 2024-DPM, Class A, (1-mo. CME Term SOFR + 1.24%), 5.56%, 12/15/39(a)(c)	USD	8,232	$8,211,420
Series 2024-DPM, Class D, (1-mo. CME Term SOFR + 2.74%), 7.06%, 12/15/39(a)(c)		387	386,374
THPT Mortgage Trust, Series 2023-THL, Class A, 6.99%, 12/10/34(a)(c)		1,122	1,143,443
TTAN
Series 2021-MHC, Class A, (1-mo. CME Term SOFR + 0.96%), 5.28%, 03/15/38(a)(c)		4,203	4,189,694
Series 2021-MHC, Class F, (1-mo. CME Term SOFR + 3.01%), 7.33%, 03/15/38(a)(c)		2,815	2,805,907
TYSN Mortgage Trust, Series 2023-CRNR, Class A, 6.58%, 12/10/33(a)(c)		1,340	1,406,290
UBS Commercial Mortgage Trust, Series 2017-C4, Class AS, 3.84%, 10/15/50(c)		765	724,177
VEGAS Trust
Series 2024-GCS, Class C, 6.22%, 07/10/36(a)(c)		5,520	5,391,547
Series 2024-GCS, Class D, 6.22%, 07/10/36(a)(c)		12,440	11,633,587
Series 2024-TI, Class A, 5.52%, 11/10/39(a)		2,520	2,536,968
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M6, 7.05%, 10/26/48(a)(c)		1,449	1,228,660
Series 2019-1, Class M2, 4.01%, 03/25/49(a)(c)		145	130,463
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)		944	824,270
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)		1,022	861,807
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)		1,059	873,137
Series 2019-3, Class M6, 6.03%, 10/25/49(a)(c)		511	443,899
Series 2020-1, Class AFX, 2.61%, 02/25/50(a)(c)		2,125	1,908,979
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(c)		1,773	1,347,415
Series 2021-1, Class M6, 5.03%, 05/25/51(a)(c)		2,036	1,438,605
Series 2021-3, Class M4, 3.48%, 10/25/51(a)(c)		2,263	1,898,117
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)		5,949	5,256,249
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)		1,074	906,144
Series 2022-1, Class M4, 5.20%, 02/25/52(a)(c)		5,124	3,982,097
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)		1,019	1,026,161
Series 2022-4, Class M3, 7.53%, 08/25/52(a)(c)		855	865,667
Series 2023-2, Class A, 6.22%, 05/25/53(a)(c)		580	580,541
Series 2024-1, Class A, 6.55%, 01/25/54(a)(c)		3,325	3,353,735
Series 2024-1, Class M2, 7.23%, 01/25/54(a)(c)		342	342,991
Series 2024-1, Class M3, 8.44%, 01/25/54(a)(c)		353	360,491
Series 2024-2, Class M3, 8.02%, 04/25/54(a)(c)		1,733	1,748,592
Series 2024-2, Class M4, 10.70%, 04/25/54(a)(c)		3,280	3,328,121
Series 2024-3, Class M2, 7.23%, 06/25/54(a)(c)		1,687	1,693,092
Series 2024-5, Class A, 5.49%, 10/25/54(a)(c)		1,519	1,506,707
Series 2024-5, Class M2, 5.96%, 10/25/54(a)(c)		527	516,208
Series 2024-5, Class M3, 6.76%, 10/25/54(a)(c)		885	875,416
Series 2024-5, Class M4, 9.53%, 10/25/54(a)(c)		554	548,054
Series 2024-6, Class M2, 6.55%, 12/25/54(a)(c)		843	835,790
Series 2024-6, Class M3, 6.92%, 12/25/54(a)(c)		1,543	1,533,712
Series 2024-6, Class M4, 9.67%, 12/25/54(a)(c)		975	972,490
Series 2025-1, Class M3, 7.33%, 02/25/55(a)(c)		3,995	4,009,569
Series 2025-1, Class M4, 10.15%, 02/25/55(a)(c)		3,995	4,014,233
Series 2025-RTL1, Class A1, 03/25/30(a)(b)(f)		16,000	15,999,771
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.03%, 09/15/50		1,000	940,342
Series 2018-1745, Class A, 3.75%, 06/15/36(a)(c)		1,190	1,090,040
Series 2018-C46, Class A4, 4.15%, 08/15/51		3,740	3,633,050
Series 2019-C49, Class D, 3.00%, 03/15/52(a)		354	297,568
Series 2019-C50, Class B, 4.19%, 05/15/52		3,121	2,867,290

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2019-C53, Class A3, 2.79%, 10/15/52	USD	1,000	$923,449
Series 2021-C59, Class A4, 2.34%, 04/15/54		5,000	4,367,969
Series 2021-FCMT, Class A, (1-mo. CME Term SOFR + 1.31%), 5.63%, 05/15/31(a)(c)		4,660	4,631,198
Series 2024-1CHI, Class A, 4.95%, 07/15/35(a)(c)		395	396,626
Series 2024-5C2, Class A3, 5.92%, 11/15/57(c)		1,280	1,332,863
Series 2024-BPRC, Class B, 6.22%, 07/15/43(a)		3,055	3,138,781
Series 2024-BPRC, Class C, 6.43%, 07/15/43(a)		1,945	1,955,947
Series 2024-BPRC, Class D, 7.08%, 07/15/43(a)		2,628	2,641,370
Series 2025-5C3, Class A3, 6.10%, 01/15/58		750	786,260
WEST Trust, Series 2025-ROSE, Class A, 5.45%, 04/10/30(a)(c)		1,836	1,843,567
WMRK Commercial Mortgage Trust
Series 2022-WMRK, Class A, (1-mo. CME Term SOFR + 2.79%), 7.11%, 11/15/27(a)(c)		3,829	3,821,821
Series 2022-WMRK, Class B, (1-mo. CME Term SOFR + 3.44%), 7.76%, 11/15/27(a)(c)		1,435	1,432,309

			972,113,545

Interest Only Collateralized Mortgage Obligations — 0.3%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)(d)		8,103	298,208
Barclays Mortgage Loan Trust Series 2023-NQM3, Class XS, 0.82%, 10/25/63(a)(c)		17,954	242,142
Series 2024-NQM1, Class XS, 2.45%, 01/25/64(a)(c)		13,215	782,142
Series 2024-NQM3, Class XS, 0.00%, 06/25/64(a)(c)(d)		24,851	907,073
Series 2024-NQM4, Class XS, 0.00%, 12/26/64(a)(c)(d)		38,004	1,730,363
Series 2025-NQM1, Class XS, 0.00%, 01/25/65(a)(c)(d)		38,010	1,709,048
JPMorgan Mortgage Trust
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)		28,722	807,293
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)		16,572	307,581
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)		7,873	338,360
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)		3,128	87,907
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)		56,294	883,766
JPMorgan Resecuritization Trust, Series 2014-5, Class 5C, 0.00%, 05/27/36(a)(c)(d)		9,373	1,608,816
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 5.99%, 02/25/38(a)(c)		9,245	2,028,628

			11,731,327

Interest Only Commercial Mortgage-Backed Securities — 0.4%
BANK
Series 2019-BN22, Class XA, 0.58%, 11/15/62(c)		37,994	894,331
Series 2019-BN22, Class XB, 0.14%, 11/15/62(c)		85,561	591,706
Series 2020-BN28, Class XB, 0.98%, 03/15/63(c)		29,819	1,399,289
BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35(a)(c)		12,500	53,825
Benchmark Mortgage Trust Series 2019-B12, Class XA, 1.07%, 08/15/52(c)		34,868	1,031,515

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2019-B9, Class XA, 1.01%, 03/15/52(c)	USD	14,795	$474,204
Series 2020-B17, Class XB, 0.51%, 03/15/53(c)		17,599	339,838
Series 2020-B19, Class XA, 1.76%, 09/15/53(c)		22,598	1,154,347
Series 2021-B23, Class XA, 1.26%, 02/15/54(c)		18,157	950,962
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.72%, 06/15/56(c)		8,050	383,947
CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39(a)(c)		62,648	561,775
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.61%, 08/15/57(c)		38,308	762,867
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.54%, 06/15/52(c)		9,456	490,863
Series 2019-C17, Class XA, 1.32%, 09/15/52(c)		3,650	160,954
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(a)(c)		11,214	207,634
ELM Trust
Series 2024-ELM, Class XP10, 0.22%, 06/10/39(a)(c)		33,570	89,682
Series 2024-ELM, Class XP15, 1.46%, 06/10/39(a)(c)		30,405	539,093
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)		8,570	82,825
Series 2017-C5, Class XB, 0.24%, 03/15/50(c)		30,000	179,253
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)		17,400	146,153
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.84%, 03/10/50(a)(c)		8,272	94,875
MCR Mortgage Trust, Series 2024-TWA, Class XA, 0.92%, 06/12/39(a)		11,446	166,148
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.19%, 12/15/47(a)(c)		220	2,504
Morgan Stanley Capital I Trust
Series 2017-H1, Class XD, 2.14%, 06/15/50(a)(c)		8,625	353,998
Series 2019-L2, Class XA, 1.00%, 03/15/52(c)		10,238	329,081
MSWF Commercial Mortgage Trust, Series 2023-2, Class XA, 0.91%, 12/15/56(c)		34,022	2,055,394
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39(a)(c)		28,100	187,365
One Market Plaza Trust
Series 2017-1MKT, Class XCP, 0.00%, 02/10/32(a)(c)(d)		91,391	285,139
Series 2017-1MKT, Class XNCP, 0.09%, 02/10/32(a)(c)		18,278	47,816
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.44%, 10/15/52(c)		8,554	438,985
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class XB, 0.67%, 04/15/50(c)		6,430	64
Series 2016-BNK1, Class XD, 1.24%, 08/15/49(a)(c)		1,000	13,720
Series 2024-BPRC, Class X, 0.09%, 07/15/43(a)(c)		24,115	224,342

			14,694,494

Total Non-Agency Mortgage-Backed Securities — 49.4% (Cost: $1,813,823,017)			1,766,518,984

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac
Series 2024-P015, Class A1, 4.02%, 11/25/32(c)	USD	2,442	$2,378,505
Series KJ48, Class A2, 5.03%, 10/25/31		1,413	1,438,820
Ginnie Mae
Series 2023-118, Class BA, 3.75%, 05/16/65(c)		803	735,483
Series 2023-119, Class AD, 2.25%, 04/16/65		1,429	1,153,964
Series 2023-50, Class AC, 3.25%, 09/16/63(c)		794	720,896

			6,427,668

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac
Series K116, Class X1, 1.42%, 07/25/30(c)		23,605	1,403,221
Series KL05, Class X1P, 0.89%, 06/25/29(c)		12,845	433,533
Ginnie Mae
Series 2016-36, Class IO, 0.66%, 08/16/57(c)		2,564	72,434
Series 2017-24, Class IO, 0.74%, 12/16/56(c)		9,684	302,585

			2,211,773

Mortgage-Backed Securities — 0.1%
Fannie Mae Mortgage-Backed Securities, 5.81%, 06/01/31		3,533	3,701,590

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost: $12,777,995)			12,341,031

Total Long-Term Investments — 98.8% (Cost: $3,619,459,582)			3,533,399,191

		Shares

Short-Term Securities

Money Market Funds — 2.3%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.17%(l)		84,584,022	84,584,022

Total Short-Term Securities — 2.3% (Cost: $84,584,022)			84,584,022

Total Investments Before TBA Sale Commitments — 101.1% (Cost: $3,704,043,604)			3,617,983,213

		Par (000)

TBA Sale Commitments(m)

Mortgage-Backed Securities — (0.6)%
Uniform Mortgage-Backed Securities
2.00%, 04/01/55	USD	(4,579)	(3,638,371)
2.50%, 04/01/55		(22,139)	(18,407,157)

Total TBA Sale Commitments — (0.6)% (Proceeds: $(22,061,694))			(22,045,528)

Total Investments Net of TBA Sale Commitments — 100.5% (Cost: $3,681,981,910)			3,595,937,685

Liabilities in Excess of Other Assets — (0.5)%			(19,551,916)

Net Assets — 100.0%			$3,576,385,769

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

34	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio

(d)	Zero-coupon bond.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	When-issued security.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)	Perpetual security with no stated maturity date.
(k)	Rounds to less than 1,000.
(l)	Annualized 7-day yield as of period end.
(m)	Represents or includes a TBA transaction.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 8,967,586	EUR	8,173,000	Deutsche Bank AG	06/18/25	$90,899

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	140	$24,856	$4,196	$20,660
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	53	9,410	3,640	5,770
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	27	4,794	1,325	3,469
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	1	—	—	—

							$39,060	$9,161	$29,899

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	220	$(39,059)	$(23,297)	$(15,762)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	1,000	(193,479)	(74,306)	(119,173)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	500	(96,739)	(44,816)	(51,923)

								$(329,277)	$(142,419)	$(186,858)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$9,161	$(142,419)	$29,899	$(186,858)

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$90,899	$—	$—	$90,899
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	39,060	—	—	—	—	39,060

	$—	$39,060	$—	$90,899	$—	$—	$129,959

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$329,277	$—	$—	$—	$—	$329,277

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$132,442	$—	$—	$132,442
Swaps	—	(102,812)	—	—	—	—	(102,812)

	$—	$(102,812)	$—	$132,442	$—	$—	$29,630

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(42,806)	$—	$—	$(42,806)
Swaps	—	106,301	—	—	—	—	106,301

	$—	$106,301	$—	$(42,806)	$—	$—	$63,495

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$11,046,408
Average amounts sold — in USD	69,597
Credit default swaps:
Average notional value — buy protection	220,593
Average notional value — sell protection	1,720,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$90,899	$—
Swaps — OTC(a)	39,060	329,277

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$129,959	$329,277

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$129,959	$329,277

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

36	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Citigroup Global Markets, Inc.	$24,856	$—	$—	$—	$24,856
Deutsche Bank AG	90,899	(90,899)	—	—	—
Morgan Stanley & Co. International PLC	14,204	—	—	—	14,204

	$129,959	$(90,899)	$—	$—	$39,060

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(e)
Deutsche Bank AG	$329,277	$(90,899)	$—	$(238,378)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,716,885,868	$26,585,124	$1,743,470,992
Corporate Bonds	—	79,396	—	79,396
Floating Rate Loan Interests	—	1,474,650	9,514,138	10,988,788
Non-Agency Mortgage-Backed Securities	—	1,764,347,280	2,171,704	1,766,518,984
U.S. Government Sponsored Agency Securities	—	12,341,031	—	12,341,031
Short-Term Securities
Money Market Funds	84,584,022	—	—	84,584,022
Unfunded Floating Rate Loan Interests(a)	—	23,606	—	23,606
Liabilities
TBA Sale Commitments	—	(22,045,528)	—	(22,045,528)

	$84,584,022	$3,473,106,303	$38,270,966	$3,595,961,291

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$29,899	$—	$29,899
Foreign Currency Exchange Contracts	—	90,899	—	90,899
Liabilities
Credit Contracts	—	(186,858)	—	(186,858)

	$—	$(66,060)	$—	$(66,060)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2025	BATS: Series A Portfolio

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds		Floating Rate Loan Interest	Non-Agency Mortgage-Backed Securities	Total

Assets
Opening Balance, as of March 31, 2024	$9,304,373	$—	(a)	$14,990,234	$3,559,253	$27,853,860
Transfers into Level 3	—	—		—	—	—
Transfers out of Level 3	—	—		—	(857,540)	(857,540)
Accrued discounts/premiums	(640)	—		4,494	65,593	69,447
Net realized gain (loss)	(32,767)	—		(77,538)	—	(110,305)
Net change in unrealized appreciation (depreciation)(b)(c)	426,118	—		96,171	(43,609)	478,680
Purchases	17,592,076	—		—	281,579	17,873,655
Sales	(704,036)	—		(5,499,223)	(833,572)	(7,036,831)

Closing Balance, as of March 31, 2025	$26,585,124	$—	(a)	$9,514,138	$2,171,704	$38,270,966

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2025(c)	$426,118	$—		$96,656	$(43,609)	$479,165

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

38	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 1.8%
Boeing Co. (The)
3.38%, 06/15/46	USD	274	$183,684
3.63%, 03/01/48		1,843	1,258,978
3.85%, 11/01/48		1,279	900,771
3.90%, 05/01/49		205	147,752
3.75%, 02/01/50		3,276	2,296,172
6.86%, 05/01/54		115	124,912
3.95%, 08/01/59		449	305,901
5.93%, 05/01/60		99	93,125
Embraer Netherlands Finance BV, 5.98%, 02/11/35		890	902,905
L3Harris Technologies, Inc., 4.85%, 04/27/35		442	426,731
Lockheed Martin Corp., 3.80%, 03/01/45		359	284,770
Northrop Grumman Corp.
7.88%, 03/01/26		81	83,637
5.25%, 05/01/50		141	133,332
5.20%, 06/01/54		251	235,089
RTX Corp.
4.15%, 05/15/45		409	335,005
3.75%, 11/01/46		112	85,458
4.35%, 04/15/47		103	85,683
4.05%, 05/04/47		109	86,519

			7,970,424

Automobile Components — 0.4%
Aptiv Swiss Holdings Ltd.
4.35%, 03/15/29		269	263,890
4.65%, 09/13/29		536	528,191
3.25%, 03/01/32		607	528,900
5.15%, 09/13/34		553	522,794

			1,843,775

Automobiles — 0.8%
Daimler Truck Finance North America LLC, 3.65%, 04/07/27(a)		941	923,245
Ford Holdings LLC, 9.30%, 03/01/30		587	667,008
Ford Motor Co.
7.45%, 07/16/31		121	128,251
3.25%, 02/12/32		427	351,909
6.10%, 08/19/32		556	545,161
4.75%, 01/15/43		851	645,768
General Motors Co., 5.95%, 04/01/49		450	412,249

			3,673,591

Banks — 11.2%
Associated Banc-Corp, 6.46%, 08/29/30		1,557	1,575,481
Bank of America Corp.
3.42%, 12/20/28		3,724	3,609,021
5.51%, 01/24/36		4,553	4,633,698
5.74%, 02/12/36		3,267	3,260,758
2.68%, 06/19/41		116	82,281
3.31%, 04/22/42		58	44,094
3.95%, 01/23/49		291	226,737
Bank of Ireland Group PLC, 6.25%, 09/16/26(a)		1,130	1,137,805
Barclays PLC
4.84%, 09/10/28		1,335	1,336,180
5.79%, 02/25/36		1,840	1,850,046
Citigroup, Inc.
3.98%, 03/20/30		333	322,817
6.02%, 01/24/36		2,656	2,681,367
5.88%, 01/30/42		196	200,645
Commonwealth Bank of Australia, 5.93%, 03/14/46(a)		575	569,152
Fifth Third Bank N.A., 4.97%, 01/28/28		625	628,553
First Horizon Corp., 5.51%, 03/07/31		378	379,905

Security		Par (000)	Value

Banks (continued)
FNB Corp., 5.72%, 12/11/30	USD	912	$911,062
HSBC Holdings PLC, 5.29%, 11/19/30		837	845,671
Huntington National Bank (The), 4.87%, 04/12/28		1,080	1,084,308
JPMorgan Chase & Co.
4.92%, 01/24/29		650	656,181
5.50%, 01/24/36		1,883	1,923,561
5.53%, 11/29/45		4,377	4,333,548
KeyBank N.A., 4.90%, 08/08/32		795	759,830
KeyCorp, 6.40%, 03/06/35		3,404	3,596,055
Lloyds Banking Group PLC, 4.58%, 12/10/25		834	832,395
M&T Bank Corp.
4.83%, 01/16/29		1,318	1,318,622
5.39%, 01/16/36		1,545	1,515,236
National Australia Bank Ltd., 5.90%, 01/14/36(a)		1,370	1,390,192
PNC Financial Services Group, Inc. (The)
6.88%, 10/20/34		277	306,264
5.68%, 01/22/35		359	367,452
5.40%, 07/23/35		656	658,161
Santander UK Group Holdings PLC
5.69%, 04/15/31		497	507,327
2.90%, 03/15/32		561	493,727
Sumitomo Mitsui Financial Group, Inc., 1.47%, 07/08/25		547	542,652
U.S. Bancorp, 5.42%, 02/12/36		1,133	1,139,803
Wells Fargo & Co.
5.50%, 01/23/35		818	829,126
4.65%, 11/04/44		191	162,079
4.90%, 11/17/45		193	167,291
4.40%, 06/14/46		263	212,302
5.01%, 04/04/51		291	261,927
4.61%, 04/25/53		428	363,164
Series W, 4.90%, 01/24/28		530	532,988
Wells Fargo Bank N.A., 5.25%, 12/11/26		1,065	1,080,117

			49,329,581

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.
5.45%, 01/23/39		279	283,350
4.50%, 06/01/50		98	86,527

			369,877

Biotechnology — 1.0%
AbbVie, Inc.
4.70%, 05/14/45		852	769,469
4.45%, 05/14/46		165	143,371
4.25%, 11/21/49		866	717,458
Amgen, Inc.
4.56%, 06/15/48		767	645,922
3.38%, 02/21/50		332	232,385
4.66%, 06/15/51		138	117,908
3.00%, 01/15/52		171	110,355
4.20%, 02/22/52		358	281,506
4.88%, 03/01/53		319	278,557
5.65%, 03/02/53		121	118,692
2.77%, 09/01/53		445	264,657
Gilead Sciences, Inc.
4.50%, 02/01/45		100	87,188
4.75%, 03/01/46		223	200,592
4.15%, 03/01/47		106	87,143
2.80%, 10/01/50		287	180,100
5.55%, 10/15/53		86	85,592

			4,320,895

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Broadline Retail — 0.2%
Alibaba Group Holding Ltd.
4.20%, 12/06/47	USD	200	$162,900
3.15%, 02/09/51		300	197,700
Amazon.com, Inc.
4.05%, 08/22/47		390	324,376
4.25%, 08/22/57		52	42,807
2.70%, 06/03/60		203	118,005
3.25%, 05/12/61		279	184,169

			1,029,957

Capital Markets — 8.9%
Apollo Debt Solutions BDC, 6.55%, 03/15/32(a)		1,117	1,131,788
Ares Capital Corp.
5.95%, 07/15/29		533	541,649
3.20%, 11/15/31		659	570,095
5.80%, 03/08/32		1,120	1,113,273
Ares Strategic Income Fund
5.70%, 03/15/28(a)		1,653	1,653,038
6.20%, 03/21/32(a)		1,355	1,347,322
Bain Capital Specialty Finance, Inc., 5.95%, 03/15/30		425	417,698
Blackstone Secured Lending Fund, 5.30%, 06/30/30		181	177,796
Blue Owl Capital Corp., 5.95%, 03/15/29		1,160	1,163,009
Blue Owl Credit Income Corp., 5.80%, 03/15/30(a)		93	91,194
Deutsche Bank AG
5.37%, 01/10/29		1,251	1,264,816
3.74%, 01/07/33		200	175,746
Goldman Sachs Group, Inc. (The)
5.73%, 04/25/30		1,765	1,820,760
5.21%, 01/28/31		2,703	2,739,770
1.99%, 01/27/32		939	795,119
2.62%, 04/22/32		355	309,966
2.38%, 07/21/32		1,189	1,018,369
2.65%, 10/21/32		265	229,029
3.10%, 02/24/33		2,866	2,525,947
5.56%, 11/19/45		130	126,673
5.73%, 01/28/56		402	400,391
Intercontinental Exchange, Inc.
5.25%, 06/15/31		527	539,894
4.60%, 03/15/33		138	135,274
4.25%, 09/21/48		104	85,925
4.95%, 06/15/52		95	85,724
Morgan Stanley
3.77%, 01/24/29		5,543	5,421,770
5.23%, 01/15/31		9,863	10,023,464
5.52%, 11/19/55		116	113,320
Oaktree Specialty Lending Corp., 6.34%, 02/27/30		575	572,690
Sixth Street Lending Partners, 6.13%, 07/15/30(a)		208	209,348
Sixth Street Specialty Lending, Inc., 5.63%, 08/15/30		1,165	1,155,066
UBS AG, 4.86%, 01/10/28		575	577,631
UBS Group AG
4.88%, 05/15/45		368	331,327
5.38%, 09/06/45(a)		200	191,026

			39,055,907

Chemicals — 1.8%
Celanese U.S. Holdings LLC, 6.95%, 11/15/33		147	153,625
DuPont de Nemours, Inc.
4.73%, 11/15/28		3,110	3,122,254
5.32%, 11/15/38		610	629,032
5.42%, 11/15/48		81	81,643
Eastman Chemical Co., 4.65%, 10/15/44		99	84,183
LYB International Finance III LLC
5.63%, 05/15/33		137	139,567
5.50%, 03/01/34		448	444,961

Security		Par (000)	Value

Chemicals (continued)
Olin Corp.
5.63%, 08/01/29	USD	2,416	$2,351,144
5.00%, 02/01/30		749	705,334

			7,711,743

Communications Equipment — 0.4%
Cisco Systems, Inc., 5.30%, 02/26/54		71	69,500
Motorola Solutions, Inc.
2.75%, 05/24/31		775	686,551
5.60%, 06/01/32		163	168,471
5.40%, 04/15/34		956	967,177

			1,891,699

Construction Materials — 0.1%
CRH America Finance, Inc., 5.88%, 01/09/55		200	202,534

Consumer Finance — 5.0%
Ally Financial, Inc.
5.75%, 11/20/25		959	961,841
2.20%, 11/02/28		257	232,858
5.54%, 01/17/31		951	946,189
8.00%, 11/01/31		1,327	1,476,202
6.65%, 01/17/40		230	222,557
American Express Co.
5.04%, 07/26/28		255	258,209
5.44%, 01/30/36		431	435,632
4.05%, 12/03/42		242	204,730
Capital One Financial Corp.
5.27%, 05/10/33		881	867,428
5.88%, 07/26/35		559	564,381
6.18%, 01/30/36		390	389,101
Ford Motor Credit Co. LLC
4.39%, 01/08/26		397	394,747
6.95%, 06/10/26		233	236,604
2.70%, 08/10/26		1,686	1,625,856
5.85%, 05/17/27		748	751,922
4.13%, 08/17/27		545	526,494
6.05%, 11/05/31		325	318,407
6.53%, 03/19/32		2,209	2,207,817
6.50%, 02/07/35		2,204	2,162,922
General Motors Financial Co., Inc., 1.50%, 06/10/26		962	924,927
Hyundai Capital America, 5.80%, 06/26/25(a)		849	850,747
Synchrony Financial
5.94%, 08/02/30		1,935	1,962,223
2.88%, 10/28/31		983	831,314
7.25%, 02/02/33		1,659	1,707,775
Toyota Motor Credit Corp.
4.95%, 01/09/30		479	486,210
5.55%, 11/20/30		581	604,333

			22,151,426

Consumer Staples Distribution & Retail — 0.1%
CVS Health Corp.
2.88%, 06/01/26		89	87,212
5.13%, 07/20/45		134	116,827
4.25%, 04/01/50		113	84,538
Walmart, Inc., 4.88%, 07/08/40		176	173,476

			462,053

Containers & Packaging — 1.3%
Amcor Flexibles North America, Inc., 5.50%, 03/17/35(a)		1,070	1,073,619
Berry Global, Inc.
1.57%, 01/15/26		2,843	2,771,110

40	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Berry Global, Inc.
5.80%, 06/15/31	USD	1,718	$1,784,940
WRKCo, Inc., 3.38%, 09/15/27		287	278,473

			5,908,142

Diversified Consumer Services — 0.2%
United Rentals North America, Inc., 6.00%, 12/15/29(a)		759	771,291

Diversified REITs — 2.7%
American Tower Corp.
2.90%, 01/15/30		1,177	1,082,674
5.00%, 01/31/30		100	100,818
1.88%, 10/15/30		1,040	889,615
2.30%, 09/15/31		648	554,097
4.05%, 03/15/32		99	93,440
5.40%, 01/31/35		1,365	1,377,303
Crown Castle, Inc.
4.45%, 02/15/26		711	708,933
1.05%, 07/15/26		2,095	1,996,981
Digital Realty Trust LP, 1.88%, 11/15/29(a)		300	297,090
Equinix, Inc.
3.00%, 07/15/50		136	85,834
2.95%, 09/15/51		471	291,566
GLP Capital LP/GLP Financing II, Inc.
4.00%, 01/15/30		303	286,425
6.25%, 09/15/54		462	454,041
VICI Properties LP
5.13%, 11/15/31		2,529	2,494,003
5.13%, 05/15/32		175	171,278
04/01/35(b)		605	601,577
5.63%, 05/15/52		498	454,191

			11,939,866

Diversified Telecommunication Services — 0.6%
AT&T Inc.
3.55%, 09/15/55		260	176,203
5.70%, 03/01/57		205	198,089
Sprint Capital Corp., 6.88%, 11/15/28		1,929	2,059,361

			2,433,653

Electric Utilities — 8.8%
AEP Transmission Co. LLC
3.75%, 12/01/47		155	117,336
Series N, 2.75%, 08/15/51		310	188,432
AES Corp. (The)
3.30%, 07/15/25(a)		862	856,652
1.38%, 01/15/26		354	344,281
2.45%, 01/15/31		1,219	1,042,040
Alabama Power Co.
3.94%, 09/01/32		91	85,720
5.70%, 02/15/33		1,105	1,147,097
3.45%, 10/01/49		422	298,897
3.00%, 03/15/52		280	179,962
Baltimore Gas & Electric Co.
3.75%, 08/15/47		232	175,536
4.25%, 09/15/48		386	313,625
3.20%, 09/15/49		228	152,074
4.55%, 06/01/52		202	170,193
5.40%, 06/01/53		180	171,213
Berkshire Hathaway Energy Co., 2.85%, 05/15/51		476	291,991
Colbun SA, 3.15%, 01/19/32(a)		615	533,912
Commonwealth Edison Co., 4.00%, 03/01/48		289	226,598
Constellation Energy Generation LLC, 5.75%, 03/15/54		147	141,425

Security		Par (000)	Value

Electric Utilities (continued)
DTE Electric Co.
3.70%, 06/01/46	USD	112	$86,319
3.95%, 03/01/49		224	177,133
Series A, 4.00%, 04/01/43		100	83,264
Duke Energy Carolinas LLC
3.95%, 11/15/28		1,278	1,259,627
2.45%, 08/15/29		227	208,368
2.45%, 02/01/30		865	786,691
3.70%, 12/01/47		184	137,960
3.45%, 04/15/51		117	81,802
Duke Energy Florida LLC, 4.20%, 07/15/48		252	202,765
Duke Energy Progress LLC
3.45%, 03/15/29		1,163	1,120,341
4.20%, 08/15/45		122	100,381
3.70%, 10/15/46		250	187,632
Edison International, 6.25%, 03/15/30		365	369,667
Enel Finance International NV
7.05%, 10/14/25(a)		550	555,137
1.63%, 07/12/26(a)		969	932,999
4.63%, 06/15/27(a)		200	199,832
Eversource Energy, 3.45%, 01/15/50		174	120,374
FirstEnergy Corp.
2.65%, 03/01/30		445	400,735
Series B, 3.90%, 07/15/27		782	768,921
Series C, 4.85%, 07/15/47		289	247,137
Series C, 3.40%, 03/01/50		959	651,301
FirstEnergy Pennsylvania Electric Co., 3.25%, 03/15/28(a)		384	370,204
FirstEnergy Transmission LLC
5.00%, 01/15/35		552	541,079
4.55%, 04/01/49(a)		175	149,759
4.55%, 04/01/49(c)		158	135,211
Florida Power & Light Co.
5.95%, 02/01/38		77	82,142
4.05%, 10/01/44		205	169,073
3.70%, 12/01/47		113	85,978
3.15%, 10/01/49		126	85,662
2.88%, 12/04/51		146	92,566
5.60%, 06/15/54		86	86,358
Georgia Power Co.
4.70%, 05/15/32		532	525,884
4.95%, 05/17/33		1,330	1,320,826
5.20%, 03/15/35		388	390,591
Jersey Central Power & Light Co., 5.10%, 01/15/35(a)		250	247,158
MidAmerican Energy Co.
3.95%, 08/01/47		145	113,719
3.65%, 08/01/48		154	115,144
4.25%, 07/15/49		263	214,291
3.15%, 04/15/50		296	198,601
Nevada Power Co., Series GG, 5.90%, 05/01/53		171	171,147
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28		293	270,308
5.05%, 03/15/30		190	192,504
Northern States Power Co., 2.60%, 06/01/51		366	218,620
NRG Energy, Inc.
2.45%, 12/02/27(a)		130	121,930
4.45%, 06/15/29(a)		390	378,713
Ohio Power Co.
4.15%, 04/01/48		506	396,538
4.00%, 06/01/49		270	207,100
Series D, 6.60%, 03/01/33		194	208,829
Oklahoma Gas & Electric Co., 04/01/55(b)		160	159,524

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Pacific Gas & Electric Co.
2.50%, 02/01/31	USD	810	$696,281
3.25%, 06/01/31		320	284,726
4.00%, 12/01/46		446	328,695
3.95%, 12/01/47		153	111,847
4.95%, 07/01/50		669	558,637
5.25%, 03/01/52		1,859	1,603,640
6.75%, 01/15/53		92	96,077
6.70%, 04/01/53		335	348,584
5.90%, 10/01/54		237	224,468
6.15%, 03/01/55		257	251,545
PECO Energy Co.
4.38%, 08/15/52		205	168,489
5.25%, 09/15/54		147	139,241
PPL Capital Funding, Inc., 5.25%, 09/01/34		555	552,252
Public Service Electric & Gas Co.
5.70%, 12/01/36		176	182,407
3.85%, 05/01/49		111	86,422
3.20%, 08/01/49		199	136,817
3.00%, 03/01/51		390	255,148
5.13%, 03/15/53		91	85,530
San Diego Gas & Electric Co.
3.70%, 03/15/52		179	129,038
Series RRR, 3.75%, 06/01/47		108	80,619
Southern California Edison Co.
4.40%, 09/06/26		735	731,353
2.75%, 02/01/32		191	162,625
3.65%, 02/01/50		167	115,800
Series 20A, 2.95%, 02/01/51		1,533	929,875
Series E, 3.70%, 08/01/25		87	86,697
Series E, 5.45%, 06/01/52		165	148,251
Series H, 3.65%, 06/01/51		207	141,827
Southern Co. (The)
5.20%, 06/15/33		2,397	2,402,624
4.25%, 07/01/36		482	437,458
System Energy Resources, Inc., 5.30%, 12/15/34		281	277,793
Tampa Electric Co., 5.15%, 03/01/35		411	407,836
Vistra Operations Co. LLC
5.13%, 05/13/25(a)		2,410	2,407,499
6.95%, 10/15/33(a)		246	264,242
6.00%, 04/15/34(a)		136	137,435
5.70%, 12/30/34(a)		1,113	1,107,192
Wisconsin Electric Power Co., 5.05%, 10/01/54		181	166,388

			38,610,187

Electrical Equipment — 0.3%
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
3.40%, 05/01/30		196	182,670
2.50%, 05/11/31		1,034	900,717
Otis Worldwide Corp., 5.25%, 08/16/28		282	288,201

			1,371,588

Financial Services — 1.7%
Andiron Financing LLC, (1-mo. CME Term SOFR + 3.00%), 7.31%, 01/21/30(d)(e)		76	76,069
AT&T Reign II Multi-Property Lease-Backed Pass- Through Trust, 6.09%, 12/15/44(a)		1,935	1,971,942
Aviation Capital Group LLC
1.95%, 01/30/26(a)		190	185,550
1.95%, 09/20/26(a)		1,090	1,046,865
Glencore Funding LLC
2.50%, 09/01/30(a)		351	308,877
5.70%, 05/08/33(a)		803	820,884
5.63%, 04/04/34(a)		268	269,123

Security		Par (000)	Value

Financial Services (continued)
Glencore Funding LLC 04/01/55(a)(b)	USD	191	$192,180
Nasdaq, Inc., 5.55%, 02/15/34		333	341,503
TER Finance Jersey Ltd., Series 22, 0.00%, 10/02/25(a)(f)		2,226	2,145,846

			7,358,839

Food Products — 0.7%
Kraft Heinz Foods Co., 4.88%, 10/01/49		250	216,379
Mars, Inc.
5.00%, 03/01/32(a)		685	687,961
5.20%, 03/01/35(a)		1,020	1,025,107
5.70%, 05/01/55(a)		501	500,577
5.80%, 05/01/65(a)		56	56,135
Nestle Holdings, Inc.
3.90%, 09/24/38(a)		361	320,961
4.00%, 09/24/48(a)		184	149,123

			2,956,243

Gas Utilities — 0.1%
Atmos Energy Corp.
2.85%, 02/15/52		173	106,874
5.75%, 10/15/52		115	115,511

			222,385

Ground Transportation — 1.5%
Burlington Northern Santa Fe LLC
6.20%, 08/15/36		127	139,510
6.15%, 05/01/37		144	156,291
5.75%, 05/01/40		122	126,897
4.95%, 09/15/41		377	353,950
4.40%, 03/15/42		66	58,118
4.38%, 09/01/42		114	99,560
4.45%, 03/15/43		137	120,515
4.90%, 04/01/44		158	146,842
4.55%, 09/01/44		103	91,271
4.15%, 04/01/45		103	85,717
3.90%, 08/01/46		110	87,705
Canadian National Railway Co.
3.85%, 08/05/32		196	183,051
4.45%, 01/20/49		100	85,878
CSX Corp., 4.10%, 11/15/32		346	330,507
Norfolk Southern Corp.
4.15%, 02/28/48		216	173,638
2.90%, 08/25/51		133	83,244
Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 08/01/28(a)		1,806	1,874,536
Ryder System, Inc.
2.85%, 03/01/27		565	546,601
5.30%, 03/15/27		344	348,489
4.30%, 06/15/27		246	244,375
5.25%, 06/01/28		213	216,745
Uber Technologies, Inc.
4.80%, 09/15/34		163	158,307
5.35%, 09/15/54		683	637,993
Union Pacific Corp.
3.75%, 02/05/70		126	86,078
3.85%, 02/14/72		180	126,206

			6,562,024

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories, 5.30%, 05/27/40		54	55,157
Baxter International, Inc.
3.95%, 04/01/30		336	323,449
1.73%, 04/01/31		303	253,208

42	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Baxter International, Inc.
2.54%, 02/01/32	USD	103	$88,339
Becton Dickinson & Co.
4.69%, 02/13/28		636	638,397
4.87%, 02/08/29		1,064	1,071,774
5.08%, 06/07/29		176	178,623
2.82%, 05/20/30		115	104,947
Solventum Corp.
5.60%, 03/23/34		2,148	2,177,352
5.90%, 04/30/54		1,736	1,717,061

			6,608,307

Health Care Providers & Services — 3.1%
Aetna, Inc., 3.88%, 08/15/47		354	257,213
Banner Health
2.91%, 01/01/42		212	154,744
Series 2020, 3.18%, 01/01/50		116	79,964
Centene Corp.
3.38%, 02/15/30		1,737	1,570,937
3.00%, 10/15/30		707	618,363
2.50%, 03/01/31		858	723,366
CommonSpirit Health
2.78%, 10/01/30		354	318,335
5.21%, 12/01/31		86	86,525
3.82%, 10/01/49		182	135,838
3.91%, 10/01/50		292	215,559
Elevance Health, Inc.
5.20%, 02/15/35		1,109	1,112,585
5.85%, 01/15/36		229	237,648
5.13%, 02/15/53		219	196,464
HCA, Inc.
5.45%, 04/01/31		361	366,685
2.38%, 07/15/31		369	313,944
5.75%, 03/01/35		1,682	1,697,139
5.90%, 06/01/53		612	584,889
6.20%, 03/01/55		1,130	1,121,928
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52		251	192,067
Humana, Inc.
4.63%, 12/01/42		103	85,935
4.80%, 03/15/47		139	114,505
3.95%, 08/15/49		118	85,793
Memorial Health Services, 3.45%, 11/01/49		191	138,193
Mount Nittany Medical Center Obligated Group,
Series 2022, 3.80%, 11/15/52		140	104,218
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52		151	132,021
Sutter Health
Series 2018, 4.09%, 08/15/48		33	26,593
Series 20A, 2.29%, 08/15/30		398	353,184
Series 20A, 3.36%, 08/15/50		177	123,886
UnitedHealth Group, Inc.
3.50%, 08/15/39		123	100,089
5.70%, 10/15/40		82	84,118
5.95%, 02/15/41		97	100,936
4.63%, 11/15/41		117	104,725
3.95%, 10/15/42		103	84,391
5.50%, 07/15/44		99	97,521
4.20%, 01/15/47		310	252,541
4.25%, 04/15/47		249	205,227
3.75%, 10/15/47		460	347,289
4.25%, 06/15/48		310	251,584
4.45%, 12/15/48		107	89,338

Security		Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
5.63%, 07/15/54	USD	59	$57,915
3.88%, 08/15/59		801	573,967

			13,498,162

Health Care REITs — 0.8%
DOC DR LLC, 2.63%, 11/01/31		182	157,481
Healthpeak OP LLC
3.00%, 01/15/30		90	82,887
2.88%, 01/15/31		190	170,035
5.25%, 12/15/32		126	126,531
Ventas Realty LP, 5.00%, 01/15/35		1,365	1,320,140
Welltower OP LLC
2.05%, 01/15/29		93	84,490
4.13%, 03/15/29		87	85,236
3.10%, 01/15/30		301	279,608
2.80%, 06/01/31		567	503,978
2.75%, 01/15/32		154	134,145
3.85%, 06/15/32		551	512,761

			3,457,292

Independent Power and Renewable Electricity Producers — 0.3%
Algonquin Power & Utilities Corp., 5.37%, 06/15/26(g)		1,487	1,495,562

Industrial Conglomerates — 1.1%
3M Co.
3.05%, 04/15/30		187	174,315
5.15%, 03/15/35		1,992	1,991,355
5.70%, 03/15/37		113	118,204
4.00%, 09/14/48		103	81,860
3.25%, 08/26/49		140	96,284
3.70%, 04/15/50		266	197,872
Honeywell International, Inc.
4.70%, 02/01/30		728	731,929
4.95%, 09/01/31		727	738,845
2.80%, 06/01/50		406	258,374
John Deere Capital Corp., 4.20%, 07/15/27		515	515,363

			4,904,401

Industrial REITs — 0.1%
Prologis LP, 1.75%, 07/01/30		588	504,486

Insurance — 0.7%
AEGON Funding Co. LLC, 5.50%, 04/16/27(a)		1,807	1,831,708
Aon Corp./Aon Global Holdings PLC, 3.90%, 02/28/52		113	83,722
Aon Global Ltd.
4.60%, 06/14/44		98	84,467
4.75%, 05/15/45		129	112,894
Aon North America, Inc., 5.75%, 03/01/54		88	86,786
Meiji Yasuda Life Insurance Co., 6.10%, 06/11/55(a)		366	364,713
MetLife, Inc., Series G, 6.35%, 03/15/55		290	290,569
Swiss RE Subordinated Finance PLC, 04/01/46(a)(b)		400	400,333

			3,255,192

Interactive Media & Services — 0.7%
Meta Platforms, Inc.
4.45%, 08/15/52		562	478,471
5.60%, 05/15/53		360	362,927
4.65%, 08/15/62		2,688	2,303,831

			3,145,229

IT Services — 2.4%
Fidelity National Information Services, Inc., 3.10%, 03/01/41		600	438,591

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Fiserv, Inc.
5.60%, 03/02/33	USD	240	$246,619
5.63%, 08/21/33		101	103,979
5.45%, 03/15/34		235	238,227
5.15%, 08/12/34		301	298,546
Foundry JV Holdco LLC
5.50%, 01/25/31(a)		625	635,065
6.15%, 01/25/32(a)		824	856,643
5.88%, 01/25/34(a)		1,216	1,218,890
6.10%, 01/25/36(a)		2,827	2,894,262
Global Payments, Inc.
1.20%, 03/01/26		306	296,349
4.80%, 04/01/26		1,510	1,510,379
International Business Machines Corp.
3.43%, 02/09/52		332	229,272
4.90%, 07/27/52		353	314,315
5.70%, 02/10/55		206	204,317
Mastercard, Inc., 4.10%, 01/15/28		868	866,313
PayPal Holdings, Inc., 5.10%, 04/01/35		345	343,117

			10,694,884

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc., 4.20%, 09/09/27		1,231	1,223,809

Machinery — 0.3%
Ingersoll Rand, Inc.
5.70%, 08/14/33		525	541,848
5.45%, 06/15/34		749	760,075

			1,301,923

Media — 2.9%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%, 05/01/47		121	100,258
5.75%, 04/01/48		206	177,667
5.13%, 07/01/49		654	519,076
4.80%, 03/01/50		717	540,570
3.70%, 04/01/51		1,609	1,014,671
3.90%, 06/01/52		2,274	1,470,431
5.25%, 04/01/53		228	184,247
3.85%, 04/01/61		679	412,397
4.40%, 12/01/61		4,990	3,313,477
3.95%, 06/30/62		1,637	1,005,753
Comcast Corp.
4.60%, 08/15/45		721	624,328
3.40%, 07/15/46		121	86,589
4.00%, 08/15/47		792	618,133
3.97%, 11/01/47		113	87,249
4.70%, 10/15/48		101	87,499
4.00%, 11/01/49		370	283,857
2.80%, 01/15/51		497	299,582
2.45%, 08/15/52		167	91,564
4.05%, 11/01/52		112	85,095
Cox Communications, Inc., 2.95%, 10/01/50(a)		187	107,223
Paramount Global
3.70%, 10/04/26		177	173,204
2.90%, 01/15/27		668	646,292
3.38%, 02/15/28		48	46,104
5.85%, 09/01/43		211	184,754
4.90%, 08/15/44		112	86,620
Walt Disney Co. (The)
3.50%, 05/13/40		108	87,635

Security		Par (000)	Value

Media (continued)
Walt Disney Co. (The) 2.75%, 09/01/49	USD	76	$47,767
Warnermedia Holdings, Inc., 5.39%, 03/15/62		181	131,025

			12,513,067

Metals & Mining — 1.1%
Anglo American Capital PLC, 5.75%, 04/05/34(a)		882	891,693
Freeport-McMoRan, Inc., 5.40%, 11/14/34		1,170	1,170,197
Glencore Canada Corp., 6.20%, 06/15/35		148	152,164
Rio Tinto Finance U.S.A. PLC
5.25%, 03/14/35		329	331,527
5.75%, 03/14/55		179	179,297
5.88%, 03/14/65		283	286,222
Southern Copper Corp., 5.25%, 11/08/42		205	189,727
Steel Dynamics, Inc.
3.25%, 10/15/50		351	231,217
5.75%, 05/15/55		395	382,704
Vale Overseas Ltd.
3.75%, 07/08/30		697	646,230
6.40%, 06/28/54		473	466,141

			4,927,119

Multi-Utilities — 0.6%
CenterPoint Energy Houston Electric LLC
4.95%, 04/01/33		177	175,775
5.15%, 03/01/34		91	90,966
5.05%, 03/01/35		179	177,715
Series AH, 3.60%, 03/01/52		153	110,469
CenterPoint Energy Resources Corp., 4.40%, 07/01/32		86	82,373
CMS Energy Corp.
2.95%, 02/15/27		171	165,969
4.70%, 03/31/43		101	87,511
4.88%, 03/01/44		95	85,159
Consumers Energy Co.
4.60%, 05/30/29		132	132,273
3.95%, 07/15/47		234	187,246
4.05%, 05/15/48		105	84,760
3.10%, 08/15/50		244	164,432
NiSource, Inc.
5.95%, 06/15/41		191	193,778
5.80%, 02/01/42		115	113,210
5.65%, 02/01/45		518	504,291
5.85%, 04/01/55		111	110,337
Virginia Electric & Power Co., 4.00%, 01/15/43		304	247,084

			2,713,348

Oil, Gas & Consumable Fuels — 10.5%
BP Capital Markets America, Inc.
3.06%, 06/17/41		391	287,154
2.77%, 11/10/50		80	49,123
2.94%, 06/04/51		54	34,071
3.00%, 03/17/52		29	18,379
Cameron LNG LLC
3.30%, 01/15/35(a)		415	351,260
3.40%, 01/15/38(a)		161	135,220
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29		593	566,262
Cheniere Energy Partners LP
4.00%, 03/01/31		1,111	1,041,924
3.25%, 01/31/32		133	117,045
5.95%, 06/30/33		136	139,676
5.75%, 08/15/34		415	420,875
Cheniere Energy, Inc., 5.65%, 04/15/34		1,209	1,223,006

44	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp., 2.98%, 05/11/40	USD	161	$124,299
Chevron U.S.A., Inc., 5.25%, 11/15/43		109	108,664
ConocoPhillips Co., 3.80%, 03/15/52		432	319,583
Coterra Energy, Inc., 5.40%, 02/15/35		1,732	1,704,556
DCP Midstream Operating LP
5.13%, 05/15/29		89	89,592
8.13%, 08/16/30		75	85,980
3.25%, 02/15/32		1,103	964,103
Devon Energy Corp., 5.75%, 09/15/54		188	172,100
Diamondback Energy, Inc.
3.50%, 12/01/29		807	763,281
5.40%, 04/18/34		399	398,337
5.55%, 04/01/35		148	148,581
4.40%, 03/24/51		249	194,408
4.25%, 03/15/52		271	205,708
6.25%, 03/15/53		477	477,608
5.75%, 04/18/54		925	872,053
Eastern Energy Gas Holdings LLC, 6.20%, 01/15/55		860	899,345
Enbridge, Inc.
6.20%, 11/15/30		560	592,615
5.70%, 03/08/33		86	88,265
2.50%, 08/01/33		516	422,164
Series 20-A, 5.75%, 07/15/80		202	195,327
Energy Transfer LP
5.95%, 10/01/43		381	370,732
5.30%, 04/01/44		857	768,669
5.00%, 05/15/44		317	273,549
5.30%, 04/15/47		688	608,394
6.25%, 04/15/49		475	471,223
5.00%, 05/15/50		1,083	911,920
5.95%, 05/15/54		870	830,834
6.05%, 09/01/54		328	318,498
6.20%, 04/01/55		155	153,685
Enterprise Products Operating LLC, 3.70%, 01/31/51		128	92,986
EQT Corp.
3.13%, 05/15/26(a)		1,382	1,357,525
3.63%, 05/15/31(a)		815	744,440
5.75%, 02/01/34		2,096	2,136,885
Expand Energy Corp.
5.38%, 02/01/29		4,360	4,341,804
5.88%, 02/01/29(a)		559	558,011
6.75%, 04/15/29(a)		1,144	1,158,355
5.38%, 03/15/30		2,879	2,857,949
4.75%, 02/01/32		538	508,863
5.70%, 01/15/35		1,982	1,989,100
Exxon Mobil Corp.
3.57%, 03/06/45		114	87,343
4.11%, 03/01/46		107	88,059
3.10%, 08/16/49		46	31,290
3.45%, 04/15/51		151	107,985
Hess Corp.
7.30%, 08/15/31		900	1,018,570
6.00%, 01/15/40		161	170,943
5.80%, 04/01/47		336	339,479
Kinder Morgan Energy Partners LP
5.63%, 09/01/41		348	328,250
5.00%, 08/15/42		99	88,257
Kinder Morgan, Inc.
3.25%, 08/01/50		450	289,270
5.95%, 08/01/54		794	776,202
ONEOK, Inc.
4.25%, 09/15/46		71	54,821

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK, Inc.
4.85%, 02/01/49	USD	478	$397,449
3.95%, 03/01/50		629	451,810
7.15%, 01/15/51		91	98,844
Ovintiv, Inc., 5.65%, 05/15/25		1,203	1,203,771
Pioneer Natural Resources Co.
1.90%, 08/15/30		374	325,067
2.15%, 01/15/31		547	476,568
Raizen Fuels Finance SA, 6.70%, 02/25/37(a)		1,650	1,647,608
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		721	727,213
Saudi Arabian Oil Co.
5.75%, 07/17/54(a)		390	367,084
5.88%, 07/17/64(a)		505	471,102
Shell Finance U.S., Inc.
4.55%, 08/12/43		43	38,125
4.38%, 05/11/45		54	46,054
4.00%, 05/10/46		54	43,256
3.75%, 09/12/46		54	41,610
Shell International Finance BV
2.88%, 11/26/41		51	36,809
3.13%, 11/07/49		222	148,860
Targa Resources Corp.
5.55%, 08/15/35		376	375,477
6.13%, 05/15/55		1,516	1,505,616
TotalEnergies Capital International SA, 2.99%, 06/29/41		54	39,369
TotalEnergies Capital SA, 5.49%, 04/05/54		106	102,559
Western Midstream Operating LP, 3.95%, 06/01/25		604	602,861

			46,191,567

Passenger Airlines — 0.4%
AS Mileage Plan IP Ltd.
5.02%, 10/20/29(a)		98	95,970
5.31%, 10/20/31(a)		564	551,394
United Airlines Pass-Through Trust, Series 2024-1, A, 5.88%, 02/15/37		1,272	1,279,598

			1,926,962

Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co.
2.35%, 11/13/40		86	58,714
4.25%, 10/26/49		107	87,537
3.90%, 03/15/62		109	78,909
6.40%, 11/15/63		49	53,598
Eli Lilly & Co.
5.10%, 02/12/35		97	98,914
4.15%, 03/15/59		232	184,230
5.60%, 02/12/65		55	55,504
Merck & Co., Inc.
3.70%, 02/10/45		107	84,538
5.00%, 05/17/53		31	28,637
Pfizer Investment Enterprises Pte Ltd.
5.11%, 05/19/43		124	118,256
5.30%, 05/19/53		120	113,937
Pfizer, Inc.
4.10%, 09/15/38		303	270,329
3.90%, 03/15/39		325	280,459
2.55%, 05/28/40		845	600,381
4.30%, 06/15/43		765	661,737
4.40%, 05/15/44		102	89,330
4.13%, 12/15/46		272	222,713

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.
5.30%, 07/05/34	USD	528	$534,299
3.18%, 07/09/50		256	168,221

			3,790,243

Professional Services — 0.8%
Booz Allen Hamilton, Inc., 5.95%, 04/15/35		1,325	1,321,563
Equifax, Inc., 4.80%, 09/15/29		2,060	2,062,454

			3,384,017

Residential REITs — 0.3%
American Homes 4 Rent LP
5.50%, 02/01/34		148	148,156
5.50%, 07/15/34		183	182,410
5.25%, 03/15/35		381	373,812
Invitation Homes Operating Partnership LP
2.00%, 08/15/31		134	112,130
5.50%, 08/15/33		149	149,949
2.70%, 01/15/34		102	83,035
4.88%, 02/01/35		331	316,668

			1,366,160

Retail REITs — 0.3%
Realty Income Corp.
3.25%, 01/15/31		95	87,281
5.63%, 10/13/32		83	85,652
2.85%, 12/15/32		101	87,008
4.65%, 03/15/47		93	79,998
Regency Centers LP
5.25%, 01/15/34		426	426,468
5.10%, 01/15/35		760	751,636

			1,518,043

Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc., 5.30%, 12/15/45		110	107,192
AP Grange Holdings LLC, 6.50%, 03/20/45 (Acquired 06/21/24, cost $760,117)(d)(h)		760	762,017
Applied Materials, Inc.
3.30%, 04/01/27		226	222,096
1.75%, 06/01/30		235	205,271
Broadcom, Inc.
4.15%, 02/15/28		744	737,691
5.15%, 11/15/31		2,265	2,297,007
4.55%, 02/15/32		422	411,747
5.20%, 04/15/32		158	160,323
4.80%, 10/15/34		1,796	1,753,220
KLA Corp., 3.30%, 03/01/50		1,088	755,154
Lam Research Corp.
4.88%, 03/15/49		139	126,765
2.88%, 06/15/50		131	84,099
Micron Technology, Inc.
5.30%, 01/15/31		99	100,107
5.88%, 02/09/33		348	360,419
NVIDIA Corp.
3.50%, 04/01/40		965	809,615
3.50%, 04/01/50		137	103,940
QUALCOMM, Inc., 3.25%, 05/20/50		169	117,258
Texas Instruments, Inc.
5.00%, 03/14/53		146	136,121
5.05%, 05/18/63		70	64,152

			9,314,194

Software — 1.8%
AppLovin Corp., 5.95%, 12/01/54		1,043	1,024,361

Security		Par (000)	Value

Software (continued)
Oracle Corp.
3.80%, 11/15/37	USD	487	$410,317
6.13%, 07/08/39		177	184,524
3.60%, 04/01/40		224	176,183
5.38%, 07/15/40		588	561,762
3.65%, 03/25/41		475	368,583
4.13%, 05/15/45		162	127,905
4.00%, 07/15/46		649	496,330
4.00%, 11/15/47		422	319,921
3.95%, 03/25/51		245	179,944
6.00%, 08/03/55		1,709	1,706,824
Salesforce, Inc.
2.90%, 07/15/51		107	69,034
3.05%, 07/15/61		126	77,726
Synopsys, Inc., 5.70%, 04/01/55		550	546,102
VMware LLC
4.70%, 05/15/30		513	508,500
2.20%, 08/15/31		1,328	1,128,763

			7,886,779

Specialized REITs — 0.6%
Extra Space Storage LP
5.40%, 02/01/34		130	130,162
5.35%, 01/15/35		903	895,675
5.40%, 06/15/35		1,639	1,629,521

			2,655,358

Specialty Retail — 0.5%
Home Depot, Inc. (The)
1.38%, 03/15/31		207	172,248
4.85%, 06/25/31		184	186,463
3.90%, 06/15/47		122	96,727
4.50%, 12/06/48		135	116,274
3.13%, 12/15/49		129	87,501
3.35%, 04/15/50		174	122,522
2.38%, 03/15/51		169	96,798
2.75%, 09/15/51		286	176,385
3.63%, 04/15/52		122	89,546
4.95%, 09/15/52		94	86,236
3.50%, 09/15/56		149	104,281
Lowe’s Cos., Inc.
3.70%, 04/15/46		180	134,064
4.05%, 05/03/47		110	85,674
4.55%, 04/05/49		103	85,895
5.13%, 04/15/50		310	279,589
3.50%, 04/01/51		125	86,090
5.75%, 07/01/53		87	85,296

			2,091,589

Technology Hardware, Storage & Peripherals — 0.6%
Dell International LLC/EMC Corp.
04/01/28(b)		290	291,326
04/01/32(b)		2,256	2,270,471
Hewlett Packard Enterprise Co., 5.60%, 10/15/54		235	223,585

			2,785,382

Tobacco — 0.8%
BAT Capital Corp.
4.54%, 08/15/47		1,231	983,318
4.76%, 09/06/49		914	743,728
5.28%, 04/02/50		329	289,099
5.65%, 03/16/52		882	811,925
BAT International Finance PLC, 5.93%, 02/02/29		413	430,444

46	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc.
4.13%, 03/04/43	USD	55	$45,339
4.88%, 11/15/43		55	50,039

			3,353,892

Trading Companies & Distributors — 0.7%
Air Lease Corp.
2.88%, 01/15/26		596	587,352
1.88%, 08/15/26		2,112	2,033,701
Marubeni Corp., 04/01/35(a)(b)		425	426,312

			3,047,365

Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 4.38%, 04/22/49		221	180,970
Rogers Communications, Inc.
3.80%, 03/15/32		1,725	1,565,965
4.30%, 02/15/48		488	383,135
4.35%, 05/01/49		154	120,512
3.70%, 11/15/49		190	132,792
T-Mobile U.S.A., Inc.
4.38%, 04/15/40		453	398,748
3.00%, 02/15/41		174	126,238
3.40%, 10/15/52		134	90,560
5.65%, 01/15/53		122	119,012
6.00%, 06/15/54		141	143,923
5.50%, 01/15/55		347	330,067
5.88%, 11/15/55		220	221,478
Vodafone Group PLC, 5.63%, 02/10/53		243	227,971

			4,041,371

Total Corporate Bonds — 86.8%
(Cost: $381,693,933)			381,743,383

Foreign Agency Obligations

Mexico — 0.8%
Petroleos Mexicanos, 7.69%, 01/23/50		4,913	3,669,274

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		360	297,810

Total Foreign Agency Obligations — 0.9%
(Cost: $4,176,375)			3,967,084

Foreign Government Obligations

Chile — 0.3%
Republic of Chile
3.86%, 06/21/47		811	620,010
3.10%, 01/22/61		297	178,078
3.25%, 09/21/71		647	390,141

			1,188,229

Colombia — 0.2%
Republic of Colombia, 8.38%, 11/07/54		1,120	1,072,960

Israel — 0.4%
State of Israel
3.88%, 07/03/50		244	172,554
5.75%, 03/12/54		1,533	1,406,288

			1,578,842

Mexico — 0.9%
United Mexican States
6.05%, 01/11/40		168	158,592
4.35%, 01/15/47		704	504,064
4.40%, 02/12/52		501	347,694

Security		Par (000)	Value

Mexico (continued)
United Mexican States
6.34%, 05/04/53	USD	1,564	$1,423,240
6.40%, 05/07/54		428	390,978
7.38%, 05/13/55		967	991,175

			3,815,743

Peru — 0.5%
Republic of Peru
3.30%, 03/11/41		563	411,975
5.88%, 08/08/54		1,163	1,123,749
2.78%, 12/01/60		1,235	671,222

			2,206,946

Poland — 0.2%
Republic of Poland, 5.38%, 02/12/35		980	982,940

Romania — 0.0%
Romania, 7.63%, 01/17/53(a)		226	224,994

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia, 5.13%, 01/13/28(a)		925	934,851

Uruguay — 0.2%
Oriental Republic of Uruguay
4.98%, 04/20/55		613	547,409
5.25%, 09/10/60		217	197,904

			745,313

Total Foreign Government Obligations — 2.9%
(Cost: $13,096,246)			12,750,818

Municipal Bonds

California — 0.3%
State of California, GO, 7.63%, 03/01/40		950	1,135,507

Illinois — 0.2%
Chicago O’Hare International Airport RB, Series B,
6.40%, 01/01/40		1,000	1,089,114

New York — 0.3%
Metropolitan Transportation Authority, New York RB,
7.34%, 11/15/39		985	1,167,828
Port Authority of New York & New Jersey RB,
4.46%, 10/01/62		385	327,235

			1,495,063

Total Municipal Bonds — 0.8%
(Cost: $3,725,458)			3,719,684

Preferred Securities

Capital Trusts — 3.2%

Banks — 1.3%
Banco Santander SA, 9.63%(i)		400	459,473
Bank of Nova Scotia (The), 8.00%, 01/27/84		421	434,822
Barclays PLC
7.63%(i)		370	361,840
9.63%(i)		1,150	1,261,379
Citigroup, Inc.
Series EE, 6.75%(i)		703	695,145
Series FF, 6.95%(i)		1,889	1,883,555
HSBC Holdings PLC, 4.60%(i)		478	422,635

			5,518,849

Capital Markets — 0.5%
Brookfield Finance, Inc., 6.30%, 01/15/55		816	777,513

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
UBS Group AG
7.00%(a)(i)	USD	505	$497,340
7.13%(a)(i)		580	570,498
9.25%(a)(i)		373	425,668

			2,271,019

Consumer Staples Distribution & Retail — 0.2%
CVS Health Corp., 7.00%, 03/10/55		685	690,404

Electric Utilities — 0.7%
American Electric Power Co., Inc., 5.70%, 08/15/25		867	870,063
Edison International, 8.13%, 06/15/53		2,338	2,280,018

			3,150,081

Insurance — 0.1%
Dai-ichi Life Insurance Co. Ltd. (The), 6.20%(a)(i)		595	596,872

Multi-Utilities — 0.4%
CenterPoint Energy, Inc.
6.70%, 05/15/55		615	606,389
Series A, 7.00%, 02/15/55		188	190,878
Series B, 6.85%, 02/15/55		188	188,340
Dominion Energy, Inc.
6.63%, 05/15/55		471	467,691
Series B, 7.00%, 06/01/54		81	85,136

			1,538,434

Oil, Gas & Consumable Fuels — 0.0%
Energy Transfer LP, 8.00%, 05/15/54		32	33,675
Enterprise Products Operating LLC
5.38%, 02/15/78		64	62,602
Series E, 5.25%, 08/16/77		101	99,442

			195,719

Total Preferred Securities — 3.2%
(Cost: $14,082,487)			13,961,378

U.S. Treasury Obligations
U.S. Treasury Bonds
3.00%, 05/15/45 - 02/15/49		2,000	1,519,463
2.75%, 08/15/47		1,135	829,969
U.S. Treasury Notes
4.25%, 01/15/28		2,400	2,422,500
2.88%, 04/30/29		235	225,774
4.00%, 02/28/30		8,000	8,018,125

Total U.S. Treasury Obligations — 3.0%
(Cost: $13,007,080)			13,015,831

Total Long-Term Investments — 97.6%
(Cost: $429,781,579)			429,158,178

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.3%
Dreyfus Treasury Securities Cash Management,
Institutional Class, 4.17%(j)	10,153,541	$10,153,541

Total Short-Term Securities — 2.3%
(Cost: $10,153,541)		10,153,541

Options Purchased — 0.3%
(Cost: $737,172)		1,195,330

Total Investments Before Options Written — 100.2%
(Cost: $440,672,292)		440,507,049

Options Written — (0.1)%
(Premiums Received: $(593,937))		(653,225)

Total Investments Net of Options Written — 100.1%
(Cost: $440,078,355)		439,853,824

Liabilities in Excess of Other Assets — (0.1)%		(354,278)

Net Assets — 100.0%		$ 439,499,546

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Zero-coupon bond.

(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

(h)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $762,017, representing 0.2% of its net assets as of period end, and an original cost of $760,117.

(i)	Perpetual security with no stated maturity date.

(j)	Annualized 7-day yield as of period end.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

48	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	97	06/18/25	$11,419	$66,133
U.S. Treasury Notes (10 Year)	29	06/18/25	3,231	23,371
U.S. Treasury Notes (2 Year)	236	06/30/25	48,909	40,192
U.S. Treasury Notes (5 Year)	286	06/30/25	30,966	145,889

				275,585

Short Contracts
U.S. Ultra Treasury Bonds	79	06/18/25	9,710	(15,419)
U.S. Ultra Treasury Notes (10 Year)	231	06/18/25	26,431	(93,770)

				(109,189)

				$166,396

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value
Call
2-Year Interest Rate Swap, 02/19/28	1-day SOFR, 4.41%	Annual	3.53%	Annual	Goldman Sachs Bank USA	02/17/26	3.53%	USD	117,400	$969,628
Put
10-Year Interest Rate Swap, 03/07/36	4.32%	Annual	1-day SOFR, 4.41%	Annual	JPMorgan Chase Bank N.A.	03/05/26	4.32%	USD	15,650	225,702

										$1,195,330

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional Amount

Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	(000)		Value
Call
2-Year Interest Rate Swap, 04/23/27	3.86%	Annual	1-day SOFR, 4.41%	Annual	Goldman Sachs Bank USA	04/21/25	3.86%	USD	37,625	$(140,757)
2-Year Interest Rate Swap, 09/10/27	3.33%	Annual	1-day SOFR, 4.41%	Annual	JPMorgan Chase Bank N.A.	09/08/25	3.33%	USD	23,500	(90,262)
2-Year Interest Rate Swap, 11/15/27	3.73%	Annual	1-day SOFR, 4.41%	Annual	Bank of America N.A.	11/13/25	3.73%	USD	33,520	(290,754)

										(521,773)

Put
2-Year Interest Rate Swap, 04/23/27	1-day SOFR, 4.41%	Annual	4.36%	Annual	Goldman Sachs Bank USA	04/21/25	4.36%	USD	37,625	$(65)
2-Year Interest Rate Swap, 09/10/27	1-day SOFR, 4.41%	Annual	3.83%	Annual	JPMorgan Chase Bank N.A.	09/08/25	3.83%	USD	23,500	(71,530)
2-Year Interest Rate Swap, 11/15/27	1-day SOFR, 4.41%	Annual	4.23%	Annual	Bank of America N.A.	11/13/25	4.23%	USD	33,520	(59,857)

										$(131,452)

										$(653,225)

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.IG.43.V1	1.00%	Quarterly	06/20/30	USD	10,010	$(61,427)	$(62,931)	$1,504
CDX.NA.IG.44.V1	1.00	Quarterly	06/20/30	USD	51,275	(942,974)	(1,007,885)	64,911

						$(1,004,401)	$(1,070,816)	$66,415

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	(000)		Value	(Received)	(Depreciation)
1-day SOFR, 4.41%	Annual	3.63%	Annual	04/23/25	(a)	04/23/27	USD	10,071	$(13,156)	$1,793	$(14,949)
1-day SOFR, 4.41%	Annual	3.76%	Annual	04/23/25	(a)	04/23/27	USD	5,660	6,489	—	6,489
1-day SOFR, 4.41%	Annual	3.97%	Annual	04/23/25	(a)	04/23/27	USD	5,245	27,322	—	27,322
1-day SOFR, 4.41%	Annual	4.10%	Annual	04/23/25	(a)	04/23/27	USD	1,920	14,608	—	14,608
3.87%	Annual	1-day SOFR, 4.41%	Annual	04/23/25	(a)	04/23/27	USD	3,030	(10,118)	(93)	(10,025)
1-day SOFR, 4.41%	Annual	3.99%	Annual	04/28/25	(a)	04/28/27	USD	4,330	24,452	—	24,452
1-day SOFR, 4.41%	Annual	3.62%	Annual	09/10/25	(a)	09/10/27	USD	2,790	3,808	—	3,808
3.76%	Annual	1-day SOFR, 4.41%	Annual	09/10/25	(a)	09/10/27	USD	3,490	(13,764)	(279)	(13,485)
1-day SOFR, 4.41%	Annual	3.52%	Annual	09/25/25	(a)	09/25/27	USD	5,455	(1,970)	—	(1,970)
1-day SOFR, 4.41%	Annual	3.56%	Annual	11/17/25	(a)	11/17/27	USD	12,720	12,513	—	12,513
3.97%	Annual	1-day SOFR, 4.41%	Annual	01/27/26	(a)	01/27/28	USD	225	(2,014)	—	(2,014)
4.05%	Annual	1-day SOFR, 4.41%	Annual	01/28/26	(a)	01/28/28	USD	29,430	(308,902)	—	(308,902)
3.55%	Annual	1-day SOFR, 4.41%	Annual	02/19/26	(a)	02/19/28	USD	11,080	(12,105)	—	(12,105)
3.64%	Annual	1-day SOFR, 4.41%	Annual	02/19/26	(a)	02/19/28	USD	5,095	(14,527)	527	(15,054)
3.65%	Annual	1-day SOFR, 4.41%	Annual	02/19/26	(a)	02/19/28	USD	5,730	(16,872)	(288)	(16,584)
3.90%	Annual	1-day SOFR, 4.41%	Annual	02/19/26	(a)	02/19/28	USD	7,695	(58,779)	—	(58,779)
3.79%	Annual	1-day SOFR, 4.41%	Annual	03/09/26	(a)	03/09/36	USD	600	(1,330)	—	(1,330)

									$(364,345)	$1,660	$(366,005)

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
AT&T Inc.	1.00%	Quarterly	Bank of America N.A.	06/20/29	BBB	USD	655		$10,696	$8,034	$2,662
AT&T Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB	USD	139		2,270	1,888	382
AT&T Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB	USD	139		2,270	1,885	385
AT&T Inc.	1.00	Quarterly	Deutsche Bank AG	06/20/29	BBB	USD	177		2,890	2,171	719
Energy Transfer LP	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB	USD	1,390		24,586	20,176	4,410
Ford Motor Co.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	328		41,337	42,468	(1,131)
Ford Motor Co.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	292		36,800	38,009	(1,209)
Ford Motor Co.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	125		15,754	15,918	(164)
Ford Motor Co.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	139		17,518	18,093	(575)
Ford Motor Co.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	208		26,190	26,577	(387)
Ford Motor Co.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	125		15,753	15,832	(79)
Ford Motor Co.	5.00	Quarterly	Deutsche Bank AG	06/20/29	BBB-	USD	118		14,819	15,176	(357)
Freeport-McMoRan, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	655		8,513	5,332	3,181
Freeport-McMoRan, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	207		2,690	1,377	1,313
Freeport-McMoRan, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	138		1,794	1,074	720
Freeport-McMoRan, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	207		2,690	1,942	748
Freeport-McMoRan, Inc.	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	137		1,781	1,181	600
Freeport-McMoRan, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB-	USD	219		2,846	1,887	959
Freeport-McMoRan, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB-	USD	148		1,923	887	1,036
Kinder Morgan, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB	USD	396		6,543	6,504	39

50	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kinder Morgan, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB	USD	284		$4,692	$4,478	$214
Petroleos Mexicanos	1.00	Quarterly	Bank of America N.A.	06/20/29	BBB	USD	1,724		(209,534)	(201,687)	(7,847)
Teck Resources Ltd.	5.00	Quarterly	Bank of America N.A.	06/20/29	BBB-	USD	790		134,422	112,644	21,778
Verizon Communications, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB+	USD	2,767		45,192	44,347	845
Verizon Communications, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB+	USD	320		5,226	5,012	214
Verizon Communications, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB+	USD	415		6,778	7,224	(446)
Verizon Communications, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB+	USD	377		6,158	6,424	(266)
Verizon Communications, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB+	USD	503		8,215	8,570	(355)
Verizon Communications, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/29	BBB+	USD	1,475		24,090	25,087	(997)
Williams Cos., Inc. (The)	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB+	USD	722		14,619	11,039	3,580
Williams Cos., Inc. (The)	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB+	USD	396		8,018	6,203	1,815
Williams Cos., Inc. (The)	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/29	BBB+	USD	283		5,730	3,923	1,807
CDX.NA.IG.43 0-3%	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/29	BBB+	USD	116		(34,296)	(30,027)	(4,269)
CDX.NA.IG.43 3-7%	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/29	BBB+	USD	232		(12,482)	(8,805)	(3,677)
Ally Financial, Inc.	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/30	BBB-	USD	1,518		222,899	226,836	(3,937)
Boeing Co. (The)	1.00	Quarterly	Bank of America N.A.	06/20/30	BBB-	USD	1,089		4,435	—	4,435

									$473,825	$447,679	$26,146

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty
iBoxx USD Liquid Investment Grade Index	At Termination	1-day SOFR, 4.41%	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	USD 2,700	$(8,256)	$—	$(8,256)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap/Options Premiums Paid	Swap/Options Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$2,320	$(1,071,476)	$155,607	$(455,197)	$—
OTC Swaps	688,198	(240,519)	51,842	(33,952)	—
Options Written	N/A	(593,937)	153,215	(212,503)	(653,225)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$275,585	$—	$275,585
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	1,195,330	—	1,195,330
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	66,415	—	—	89,192	—	155,607
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	740,040	—	—	—	—	740,040

	$—	$806,455	$—	$—	$1,560,107	$—	$2,366,562

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$109,189	$—	$109,189
Options written
Options written at value	—	—	—	—	653,225	—	653,225
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	455,197	—	455,197
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	266,215	—	—	8,256	—	274,471

	$—	$266,215	$—	$—	$1,225,867	$—	$1,492,082

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(521,211)	$—	$(521,211)
Options purchased(a)	—	—	—	—	554,814	—	554,814
Options written	—	—	—	—	(883,113)	—	(883,113)
Swaps	—	(109,716)	—	—	(551,900)	—	(661,616)

	$—	$(109,716)	$—	$—	$(1,401,410)	$—	$(1,511,126)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$183,328	$—	$183,328
Options purchased(b)	—	—	—	—	366,239	—	366,239
Options written	—	—	—	—	(59,288)	—	(59,288)
Swaps	—	83,983	—	—	(177,900)	—	(93,917)

	$—	$83,983	$—	$—	$312,379	$—	$396,362

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

52	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$53,193,272
Average notional value of contracts — short	31,881,547
Options:
Average notional value of swaption contracts purchased	65,862,500
Average notional value of swaption contracts written	203,102,500
Credit default swaps:
Average notional value — buy protection	30,441,921
Average notional value — sell protection	25,899,084
Total return swaps:
Average notional value	675,069
Interest rate swaps:
Average notional value — pays fixed rate	22,818,500
Average notional value — receives fixed rate	16,593,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$103,584	$176,641
Options(a)	1,195,330	653,225
Swaps — centrally cleared	—	12,390

Swaps — OTC(b)	740,040	274,471

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,038,954	$1,116,727

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(103,584)	(189,031)

Total derivative assets and liabilities subject to an MNA	$1,935,370	$927,696

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Bank of America N.A	$328,458	$(328,458)	$—	$—	$—
Barclays Bank PLC	122,309	(2,064)	—	—	120,245
Deutsche Bank AG	18,066	(357)	—	(17,709)	—
Goldman Sachs Bank USA	969,628	(140,822)	—	(420,000)	408,806
JPMorgan Chase Bank N.A	496,909	(220,762)	—	(40,000)	236,147

	$1,935,370	$(692,463)	$—	$(477,709)	$765,198

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Bank of America N.A	$563,691	$(328,458)	$—	$—	$235,233
Barclays Bank PLC	2,064	(2,064)	—	—	—
Deutsche Bank AG	357	(357)	—	—	—
Goldman Sachs Bank USA	140,822	(140,822)	—	—	—
JPMorgan Chase Bank N.A	220,762	(220,762)	—	—	—

	$927,696	$(692,463)	$—	$—	$235,233

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$380,905,297	$838,086	$381,743,383
Foreign Agency Obligations	—	3,967,084	—	3,967,084
Foreign Government Obligations	—	12,750,818	—	12,750,818
Municipal Bonds	—	3,719,684	—	3,719,684
Preferred Securities	—	13,961,378	—	13,961,378
U.S. Treasury Obligations	—	13,015,831	—	13,015,831
Short-Term Securities
Money Market Funds	10,153,541	—	—	10,153,541
Options Purchased
Interest Rate Contracts	—	1,195,330	—	1,195,330

	$10,153,541	$429,515,422	$838,086	$440,507,049

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$118,257	$—	$118,257
Interest Rate Contracts	275,585	89,192	—	364,777

54	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Credit Contracts	$—	$(25,696)	$—	$(25,696)
Interest Rate Contracts	(109,189)	(1,116,678)	—	(1,225,867)

	$166,396	$(934,925)	$—	$(768,529)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps, futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.9%
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	USD 1,100	$1,097,726
County of Jefferson Sewer Revenue, Refunding RB, 5.25%, 10/01/49	3,020	3,120,105
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	545	582,043
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)	1,295	1,440,394
Mobile County IDA
RB, AMT, Series A, 5.00%, 06/01/54	5,180	5,131,103
RB, AMT, Series B, 4.75%, 12/01/54	3,970	3,761,154
Southeast Alabama Gas Supply District (The)
Refunding RB, 5.00%, 06/01/49(a)	3,000	3,151,711
Refunding RB, Series A, 5.00%, 08/01/54(a)	4,000	4,232,101
Southeast Energy Authority A Cooperative District
RB, Series A, 4.00%, 11/01/51(a)	1,785	1,790,210
RB, Series A, 5.00%, 01/01/56(a)	1,000	1,035,813
RB, Series A-1, 5.50%, 01/01/53(a)	655	692,458

		26,034,818

Arizona — 2.5%
Arizona IDA
RB, 5.00%, 07/01/45(b)	265	239,376
RB, 7.10%, 01/01/55(b)	900	911,528
RB, 5.00%, 07/01/55(b)	285	246,411
RB, Series B, 5.13%, 07/01/47(b)	195	187,718
Refunding RB, 5.50%, 07/01/52(b)	610	578,944
Refunding RB, Series A, 5.00%, 07/01/26(b)	125	125,791
Refunding RB, Series A, 5.13%, 07/01/37(b)	605	607,164
Refunding RB, Series G, 5.00%, 07/01/47(b)	185	178,196
City of Phoenix IDA (The), RB, 5.00%, 07/01/46(b)	570	540,852
County of Pima IDA (The)
RB, 5.13%, 07/01/39	145	136,423
RB, 5.25%, 07/01/49	180	159,692
Refunding RB, 4.00%, 06/15/51(b)	625	512,182
Refunding RB, 5.00%, 07/01/56(b)	295	238,080
Glendale IDA, RB, 5.00%, 05/15/56	305	281,249
La Paz County IDA, RB, 5.88%, 06/15/48(b)	285	276,348
Maricopa County IDA
RB, 5.25%, 10/01/40(b)	280	254,796
RB, 5.50%, 10/01/51(b)	280	243,885
RB, AMT, 4.00%, 10/15/47(b)	5,970	5,156,357
Refunding RB, Series A, 4.13%, 09/01/38	230	225,398
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	531,098
Sierra Vista IDA
RB, 5.00%, 06/15/34(b)	45	46,473
RB, 5.00%, 06/15/44(b)	395	388,525
RB, 5.00%, 06/15/54(b)	440	419,828
RB, 6.38%, 06/15/64(b)	445	455,014

		12,941,328

Arkansas — 1.9%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)	2,600	2,472,332
RB, AMT, 4.75%, 09/01/49(b)	4,165	4,017,360
RB, AMT, 5.45%, 09/01/52	2,000	2,054,992
RB, AMT, 5.70%, 05/01/53	350	364,722
RB, AMT, Series A, 6.88%, 07/01/48(b)	900	982,184

		9,891,590

California — 7.0%
California HFA, RB, Series 2021-3, Class A, 3.25%, 08/20/36	928	849,727

Security	Par (000)	Value

California (continued)
California Infrastructure & Economic Development Bank, Refunding RB, AMT, Series A, 9.50%, 01/01/65(a)(b)	USD 20,270	$20,244,662
California Municipal Finance Authority RB, 5.63%, 07/01/44(b)	150	150,012
RB, AMT, 4.00%, 07/15/29	2,500	2,471,984
Special Tax Bonds, Series A, 5.00%, 09/01/54	355	361,478
California Public Finance Authority, RB, Series A, 6.50%, 06/01/54(b)	2,270	2,199,455
California School Finance Authority, Refunding RB, 5.00%, 07/01/51(b)	300	294,757
California Statewide Financing Authority
RB, 6.00%, 05/01/43	315	315,127
RB, 6.00%, 05/01/43	85	85,032
City of Los Angeles Department of Airports, RB, AMT, 5.25%, 05/15/47	1,500	1,562,761
CSCDA Community Improvement Authority
RB, 4.00%, 10/01/46(b)	1,055	834,258
RB, 4.00%, 07/01/56(b)	205	158,077
RB, 4.00%, 03/01/57(b)	505	381,781
RB, 4.00%, 07/01/58(b)	300	172,847
RB, 4.00%, 07/01/58(b)	265	181,235
RB, 4.00%, 12/01/59(b)	435	276,321
RB, Series A, 3.00%, 09/01/56(b)	1,090	721,000
Golden State Tobacco Securitization Corp., Refunding RB, Series B-2, 0.00%, 06/01/66(c)	29,390	3,156,701
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(b)(c)	1,045	516,688
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(c)	3,845	1,831,125
Rancho Mirage Community Facilities District, Special Tax Bonds, Series A, 5.00%, 09/01/54	330	333,808

		37,098,836

Colorado — 3.8%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47	1,000	836,080
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48	500	455,561
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	500	397,585
Baseline Metropolitan District No. 1, GO, Series B, 6.75%, 12/15/54	530	528,458
Canyons Metropolitan District No. 5, GO, Refunding, Series B, 6.50%, 12/01/54	500	510,253
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)	155	140,409
City & County of Denver Airport System Revenue, Refunding RB, AMT, Series A, 4.13%, 11/15/53	455	402,292
Colorado Educational & Cultural Facilities Authority
Refunding RB, 4.00%, 12/01/30(b)	100	97,560
Refunding RB, 5.00%, 12/15/45(b)	500	476,304
Colorado Health Facilities Authority
RB, 5.25%, 11/01/39	195	209,023
RB, 5.50%, 11/01/47	120	126,503
RB, 5.25%, 11/01/52	305	315,918
RB, Series A, 5.00%, 05/15/35	250	216,654
RB, Series A, 5.00%, 05/15/44	270	210,392
RB, Series A, 5.00%, 05/15/49	420	310,819
Creekwalk Marketplace Business Improvement District
Refunding RB, Series A, 6.00%, 12/01/54	2,025	1,948,362
Refunding RB, Series B, 8.00%, 12/15/54	513	508,701
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	950	958,076

56	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Elbert County Independence Water & Sanitation District, Refunding RB, 5.13%, 12/01/33	USD 500	$501,908
Gold Hill North Business Improvement District, GO, Series A, 5.60%, 12/01/54(b)	500	494,620
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51	575	485,820
Independence Metropolitan District No. 3
GO, Series B, 7.13%, 12/15/54	500	499,480
GO, Refunding, Series A, 5.38%, 12/01/54	680	664,829
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50	500	386,863
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	570	452,048
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	487,857
North Range Metropolitan District No. 3, GO, Series A, 5.25%, 12/01/50	500	487,018
Orchard Park Place South Metropolitan District, GO, 6.00%, 12/01/54(b)	940	948,261
Palisade Metropolitan District No. 2, Refunding RB, Series B, 0.00%, 12/15/54(b)(c)	1,020	888,943
Redtail Ridge Metropolitan District, GO, 0.00%, 12/01/32(c)	3,999	2,562,903
Riverpark Metropolitan District/Arapahoe County, GO, 6.00%, 12/01/42	500	496,152
Southlands Metropolitan District No. 1, GO, Refunding, Series A-1, 5.00%, 12/01/37	250	251,722
St. Vrain Lakes Metropolitan District No. 4, GO, Series A, 0.00%, 09/20/54(b)(c)	765	547,935
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51	560	500,411
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	500	472,304

		19,778,024
Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority
RB, 5.38%, 07/01/54	775	775,909
RB, Series A, 5.00%, 01/01/55(b)	570	477,211
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	2,430	2,419,772
Stamford Housing Authority
Refunding RB, Series A, 10/01/55(d)	375	384,951
Refunding RB, Series A, 10/01/60(d)	260	262,339

		4,320,182

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)	663	630,233
Town of Bridgeville
Special Tax Bonds, 5.25%, 07/01/44(b)	100	100,113
Special Tax Bonds, 5.63%, 07/01/53(b)	100	100,649
Town of Milton
Special Tax Bonds, 5.70%, 09/01/44(b)	150	151,374
Special Tax Bonds, 5.95%, 09/01/53(b)	300	303,848

		1,286,217

District of Columbia — 0.9%
District of Columbia, Refunding RB, 5.00%, 06/01/46	580	563,562
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(c)	10,325	2,568,822
RB, 0.00%, 06/15/55(c)	17,300	1,790,248

		4,922,632

Security	Par (000)	Value

Florida — 11.8%
Antillia Community Development District, Special Assessment RB, 5.88%, 05/01/54	USD 220	$229,382
Arbors Community Development District, Special Assessment RB, 5.50%, 05/01/55(b)	1,000	937,961
Bella Collina Community Development District, Special Assessment RB, 5.30%, 05/01/55	155	147,453
Berry Bay II Community Development District, Special Assessment RB, 5.45%, 05/01/54	225	227,884
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/26(b)	475	471,371
Refunding RB, 4.00%, 11/15/28(b)	510	500,252
Refunding RB, 4.00%, 11/15/30(b)	555	526,946
Refunding RB, 4.00%, 11/15/34(b)	650	590,814
Refunding RB, 5.00%, 04/01/47	505	515,720
Buckhead Trails Community Development District
Special Assessment RB, 5.60%, 05/01/44	350	353,153
Special Assessment RB, Series 2022, 5.75%, 05/01/52	210	223,294
Capital Projects Finance Authority, RB, 6.63%, 06/15/59(b)	145	148,791
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31	460	461,073
Capital Trust Agency, Inc.
RB, 5.00%, 01/01/55(b)	1,570	1,438,688
RB, 4.88%, 06/15/56(b)	1,335	1,040,281
RB, 0.00%, 07/01/61(b)(c)	10,070	708,633
RB, Series A, 5.00%, 06/15/49(b)	100	87,813
RB, Series A, 5.00%, 12/15/49	265	252,842
RB, Series A, 5.75%, 06/01/54(b)	420	336,297
RB, Series A, 5.00%, 12/15/54	285	267,740
Capital Trust Authority
RB, Series A, 5.00%, 07/01/44(b)	200	180,099
RB, Series A, 5.25%, 07/01/54(b)	350	310,894
Refunding RB, Series A, 4.75%, 06/15/40(b)	135	129,047
Refunding RB, Series A, 5.13%, 06/15/50(b)	125	118,422
Refunding RB, Series A, 5.25%, 06/15/59(b)	170	161,252
Celebration Pointe Community Development District No. 1, Special Assessment RB, 5.13%, 05/01/45(e)(f)	235	232,650
Coral Creek Community Development District, Special Assessment RB, 5.75%, 05/01/54	140	144,721
County of Lee Airport Revenue, RB, AMT, 5.25%, 10/01/54	3,000	3,074,188
County of Miami-Dade Seaport Department, Refunding RB, AMT, Series A, 5.25%, 10/01/52	460	471,005
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(c)	935	322,694
Refunding RB, Series A-2, 0.00%, 10/01/47(c)	900	293,786
Refunding RB, Series A-2, 0.00%, 10/01/48(c)	635	195,311
Refunding RB, Series A-2, 0.00%, 10/01/49(c)	525	152,399
Crossings Community Development District, Special Assessment RB, 5.60%, 05/01/54	145	148,478
Crosswinds East Community Development District, Special Assessment RB, 5.75%, 05/01/54	105	108,540
Curiosity Creek Community Development District
Special Assessment RB, 5.40%, 05/01/44(b)	110	104,384
Special Assessment RB, 5.70%, 05/01/55(b)	180	166,806
Darby Community Development District, Special Assessment RB, Series 2, 5.88%, 05/01/35	700	714,270
Escambia County Health Facilities Authority
Refunding RB, 4.00%, 08/15/45	3,060	2,687,672
Refunding RB, (AGM), 3.00%, 08/15/50	2,500	1,773,432
Florida Development Finance Corp. RB, 5.25%, 06/01/55(b)	645	609,815

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp.
RB, 5.13%, 06/15/55(b)	USD 2,490	$2,120,374
RB, 6.50%, 06/30/57(b)(e)(f)	151	40,005
RB, Series A, 6.13%, 06/15/44(b)	45	45,007
RB, Series C, 5.75%, 12/15/56(b)	370	289,967
RB, AMT, 6.13%, 07/01/32(a)(b)	1,375	1,399,847
RB, AMT, Series A, 4.38%, 10/01/54(a)(b)	680	680,977
RB, AMT, Series A, 8.25%, 07/01/57(a)(b)	1,000	1,037,737
RB, AMT, Series A, 10.00%, 07/15/59(a)(b)	2,580	2,654,983
Refunding RB, 4.00%, 06/01/46(b)	300	244,346
Refunding RB, Series A, 4.50%, 12/15/56(b)	1,085	761,406
Refunding RB, AMT, 12.00%, 07/15/32(a)(b)	2,800	2,998,348
Refunding RB, AMT, (AGM), 5.25%, 07/01/53	2,460	2,539,946
Gardens at Hammock Beach Community Development District, Special Assessment RB, Series 2, 5.88%, 05/01/55	710	722,226
Golden Gem Community Development District, Special Assessment RB, 6.00%, 05/01/55	1,185	1,227,410
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40	210	200,195
Special Assessment RB, 4.50%, 05/01/52	235	216,241
Greenbriar Community Development District
Special Assessment RB, 5.65%, 05/01/45	185	182,994
Special Assessment RB, 5.88%, 05/01/54	220	214,577
Hammock Oaks Community Development District
Special Assessment RB, 5.85%, 05/01/44	265	274,658
Special Assessment RB, 05/01/45(b)(d)	220	220,215
Special Assessment RB, 05/01/55(b)(d)	335	335,035
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33	370	347,314
Hillcrest Preserve Community Development District, Special Assessment RB, 5.30%, 05/01/54(b)	270	270,460
Hobe-St. Lucie Conservancy District, Special Assessment RB, 5.88%, 05/01/55	165	171,871
Lakes of Sarasota Community Development District 2
Special Assessment RB, Series A, 5.50%, 05/01/45	630	613,614
Special Assessment RB, Series A, 5.70%, 05/01/55	765	731,388
Lakewood Ranch Stewardship District
Special Assessment RB, 3.13%, 05/01/25	70	69,955
Special Assessment RB, 3.25%, 05/01/29	225	220,713
Special Assessment RB, 4.75%, 05/01/29	180	182,095
Special Assessment RB, 4.88%, 05/01/35	150	150,011
Special Assessment RB, 4.40%, 05/01/39	520	497,128
Special Assessment RB, 5.30%, 05/01/39	205	208,494
Special Assessment RB, 5.30%, 05/01/44	100	101,995
Special Assessment RB, 5.45%, 05/01/48	365	368,917
Special Assessment RB, 5.55%, 05/01/54	105	107,041
Special Assessment RB, 5.50%, 05/01/55	765	776,379
Lee County IDA, RB, Series B-1, 4.75%, 11/15/29	260	261,275
Lowery Hills Community Development District
Special Assessment RB, 05/01/45(b)(d)	160	159,382
Special Assessment RB, 05/01/55(b)(d)	220	217,406
LT Ranch Community Development District
Special Assessment RB, 5.50%, 05/01/44	205	212,050
Special Assessment RB, 5.85%, 05/01/54	150	156,129
LTC Ranch West Residential Community Development District, Special Assessment RB, 5.70%, 05/01/44	115	116,628
Malabar Springs Community Development District
Special Assessment RB, 5.20%, 05/01/44	165	167,191
Special Assessment RB, 5.50%, 05/01/54	250	254,135

Security	Par (000)	Value

Florida (continued)
Marion Ranch Community Development District, Special Assessment RB, 5.95%, 05/01/54	USD 285	$298,681
Normandy Community Development District, Special Assessment RB, 5.55%, 05/01/54(b)	415	423,409
North AR-1 Pasco Community Development District
Special Assessment RB, Series A, 5.75%, 05/01/44	100	105,245
Special Assessment RB, Series A, 6.00%, 05/01/54	110	115,673
Orange County Health Facilities Authority RB, 5.00%, 08/01/35	250	250,946
Refunding RB, Series A, 4.50%, 10/01/56	5,145	4,953,212
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25	125	124,935
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25	100	99,885
Special Assessment Refunding RB, 3.38%, 05/01/30	335	320,567
Parrish Lakes Community Development District, Special Assessment RB, 5.80%, 05/01/54	485	503,855
Parrish Plantation Community Development District
Special Assessment RB, 5.80%, 05/01/44	120	126,726
Special Assessment RB, 6.05%, 05/01/54	230	242,683
Pioneer Ranch Community Development District, Special Assessment RB, 5.30%, 05/01/55	1,000	906,694
Poitras East Community Development District, Special Assessment RB, 5.00%, 05/01/43	355	355,257
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31	100	95,218
Special Assessment RB, Series 2, 4.00%, 05/01/50	425	353,399
Preserve at South Branch Community Development District, Special Assessment RB, 3.50%, 11/01/30	200	196,106
Sandridge Community Development District, Special Assessment RB, Series A1, 4.00%, 05/01/51	130	111,982
Seminole County IDA, Refunding RB, 5.75%, 11/15/54	595	584,908
Seminole Palms Community Development District, Special Assessment RB, 5.50%, 05/01/55(b)	270	274,187
Shadowlawn Community Development District, Special Assessment RB, 5.85%, 05/01/54	920	930,992
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34	365	336,603
Tolomato Community Development District
Special Assessment RB, 4.80%, 05/01/44	600	553,495
Special Assessment RB, 5.13%, 05/01/54	605	552,037
Tradition Community Development District No. 9
Special Assessment RB, 05/01/45(d)	160	158,171
Special Assessment RB, 05/01/56(d)	225	221,361
Trout Creek Community Development District
Special Assessment RB, 5.00%, 05/01/28	140	141,963
Special Assessment RB, 5.63%, 05/01/45	200	200,074
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	705	714,208
West Villages Improvement District
Special Assessment RB, 4.75%, 05/01/39	190	188,138
Special Assessment RB, 5.00%, 05/01/50	290	281,200
Special Assessment RB, 5.63%, 05/01/54	220	225,454
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)	805	797,869
Westside Haines City Community Development District, Special Assessment RB, 6.00%, 05/01/54	165	168,720
Windward at Lakewood Ranch Community Development District, Special Assessment RB, 4.25%, 05/01/52	165	141,362

		62,389,533

58	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.9%
Atlanta Development Authority (The)
TA, Series A-1, 5.00%, 04/01/34(b)	USD 470	$470,755
TA, Series A-2, 5.50%, 04/01/39(b)	720	737,489
Development Authority of Cobb County (The), RB, Series A, 6.38%, 06/15/58(b)	145	145,976
East Point Business & IDA, RB, Series A, 5.25%, 06/15/62(b)	150	142,624
Main Street Natural Gas, Inc.
RB, Series A, 5.00%, 05/15/49	905	942,715
RB, Series B, 5.00%, 12/01/52(a)	1,635	1,701,349
Municipal Electric Authority of Georgia, RB, 5.00%, 07/01/52	645	650,500

		4,791,408

Idaho — 0.1%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	330	305,199

Illinois — 3.4%
Chicago Board of Education
GO, Series A, 5.00%, 12/01/42	1,500	1,476,915
GO, Series A, 7.00%, 12/01/46(b)	250	261,750
GO, Series D, 5.00%, 12/01/46	1,620	1,578,421
GO, Series D, 5.00%, 12/01/46	685	667,709
GO, Refunding, Series B, 4.00%, 12/01/41	930	826,039
GO, Refunding, Series C, 5.00%, 12/01/34	625	629,520
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 5.00%, 12/01/49	4,635	4,773,848
City of Marion Sales Tax Revenue
RB, 6.38%, 06/01/45	605	603,465
RB, 6.63%, 06/01/55	1,120	1,131,514
County of Cook, RB, 6.50%, 01/01/45	1,125	1,148,186
Illinois Finance Authority, Refunding RB, 6.13%, 02/01/45	150	150,025
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	2,000	1,831,031
Metropolitan Pier & Exposition Authority
RB, 5.50%, 06/15/53	390	391,283
RB, 5.00%, 06/15/57	660	660,266
Refunding RB, 4.00%, 06/15/50	1,895	1,638,043
Village of Lincolnwood Il, RB, Series B, 5.75%, 12/01/43(b)	265	269,876

		18,037,891

Indiana — 0.3%
City of Valparaiso, Refunding RB, AMT, 4.50%, 01/01/34(b)	175	179,972
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)(e)(f)	325	198,250
Indiana Finance Authority, RB, AMT, 6.75%, 05/01/39	640	722,634
Indianapolis Local Public Improvement Bond Bank, RB, Series E, 6.00%, 03/01/53	400	419,854

		1,520,710

Iowa — 0.5%
Iowa Finance Authority
Refunding RB, Series A, 5.13%, 05/15/59	725	707,557
Refunding RB, Series E, 4.00%, 08/15/46	570	509,415
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44	2,000	1,538,635

		2,755,607

Kentucky — 0.8%
City of Henderson, RB, AMT, 4.70%, 01/01/52(b)	1,895	1,811,750
Kentucky Public Energy Authority, RB, Series C, 4.00%, 02/01/50(a)	2,310	2,322,487

		4,134,237

Louisiana — 0.8%
Louisiana Public Facilities Authority
RB, Series A, 5.25%, 06/01/60(b)	1,225	966,822

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority
RB, Series A, 6.50%, 06/01/62(b)	USD 150	$142,936
RB, AMT, 5.50%, 09/01/59	1,335	1,379,878
RB, AMT, Series R2, 6.50%, 10/01/53(a)(b)	505	538,776
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)	950	1,028,778

		4,057,190

Maine — 0.6%
Finance Authority of Maine
RB, 9.50%, 12/31/32	398	397,500
RB, AMT, 8.00%, 12/01/51(b)(e)(f)	670	219,425
Refunding RB, AMT, 4.63%, 12/01/47(a)(b)	400	399,664
Maine Health & Higher Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37(b)	2,100	1,881,173

		2,897,762

Maryland — 1.4%
City of Baltimore
RB, 4.88%, 06/01/42	170	170,657
Refunding TA, 3.20%, 06/01/30(b)	200	189,868
Refunding TA, 3.25%, 06/01/31(b)	225	211,679
Refunding TA, 3.30%, 06/01/32(b)	500	466,139
Refunding TA, 3.35%, 06/01/33(b)	540	499,299
Refunding TA, 3.40%, 06/01/34(b)	570	523,033
Refunding TA, 3.45%, 06/01/35(b)	610	556,119
Maryland Community Development Administration, RB, Series 1, (FNMA COL), 4.35%, 02/01/44	2,500	2,355,815
Maryland EDC, RB, AMT, 5.25%, 06/30/47	570	579,800
Maryland Health & Higher Educational Facilities Authority, RB, 7.00%, 03/01/55(b)	1,940	2,001,094

		7,553,503

Massachusetts — 0.7%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/48	1,000	997,795
RB, 5.00%, 10/01/54	710	607,504
RB, Series A, 5.00%, 01/01/47	500	494,043
RB, Series N, 5.00%, 07/01/44	500	500,017
Refunding RB, 5.00%, 10/01/57(b)	500	481,510
Massachusetts HFA
Refunding RB, AMT, Series A, 4.45%, 12/01/42	310	294,793
Refunding RB, AMT, Series A, 4.50%, 12/01/47	490	468,092

		3,843,754

Michigan — 0.5%
Michigan Strategic Fund
RB, 5.00%, 11/15/42	210	210,312
RB, AMT, 4.00%, 10/01/61(a)	1,200	1,200,069
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44	500	500,121
RB, Series D, 5.00%, 12/01/40	500	501,225
RB, AMT, 5.00%, 12/01/39	250	240,634

		2,652,361

Minnesota — 0.7%
City of Deephaven, Refunding RB, 5.25%, 07/01/37	605	605,372
City of Eagan, RB, Series A, 6.38%, 02/01/55(b)	100	94,324
City of Forest Lake, Refunding RB, 5.00%, 07/01/56	2,140	1,749,566
Duluth EDA, Refunding RB, 5.25%, 02/15/58	425	425,764
Housing & Redevelopment Authority of the City of St. Paul, RB, Series A, 5.50%, 07/01/38(b)	240	240,369
Minnesota HFA, RB, Series M, (GNMA/FNMA/FHLMC COL), 6.00%, 01/01/53	625	664,872

		3,780,267

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.7%
City of St. Louis IDA (The)
Refunding RB, Series A, 4.38%, 11/15/35	USD 215	$197,077
Refunding RB, Series A, 5.75%, 06/15/54	585	597,639
Kansas City IDA
RB, Series A-1, 5.00%, 06/01/46(b)	290	279,586
RB, Series A-1, 5.00%, 06/01/54(b)	185	173,699
RB, Series C, 7.50%, 11/15/46(e)(f)	64	50,270
RB, AMT, 5.00%, 03/01/54	1,275	1,276,971
Refunding RB, 2.00%, 11/15/46(e)(f)	52	2,168
Refunding RB, 5.00%, 11/15/46(e)(f)	116	78,169
Kansas City Land Clearance Redevelopment Authority, TA, 5.00%, 02/01/40(b)	260	254,285
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37	695	700,366

		3,610,230

Nebraska — 0.1%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45	500	500,119

Nevada — 0.1%
City of Las Vegas Special Improvement District No. 613
Special Assessment RB, 5.25%, 12/01/47	110	109,943
Special Assessment RB, 5.50%, 12/01/53	100	101,019
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40	215	219,550
RB, 5.00%, 07/01/45	280	282,537

		713,049

New Hampshire — 2.6%
New Hampshire Business Finance Authority
RB, 5.38%, 12/01/31(b)	1,245	1,226,548
RB, 0.00%, 04/01/32(b)(c)	550	360,963
RB, 0.00%, 12/15/33(b)(c)	4,735	2,730,426
RB, 5.25%, 12/01/35(b)	4,950	4,939,056
RB, 5.38%, 12/15/35(b)	1,710	1,689,792
RB, Series 2024-1, Class A, 4.25%, 07/01/51	618	596,351
RB, Series A, 4.13%, 08/15/40	320	283,082
RB, Series A, 4.15%, 10/20/40(a)	1,080	1,034,569
RB, Series A, 4.25%, 08/15/46	365	304,345
RB, Series A, 4.50%, 08/15/55	755	614,286

		13,779,418

New Jersey — 2.1%
New Jersey EDA
RB, 5.25%, 11/01/54(b)	945	824,035
RB, Series WW, 5.25%, 06/15/40	55	55,258
RB, Series WW, 5.25%, 06/15/40	945	949,163
RB, AMT, 6.50%, 04/01/31	70	72,255
Refunding RB, Series A, 6.00%, 08/01/49(b)	250	249,990
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,065	966,181
New Jersey Higher Education Student Assistance Authority
RB, AMT, Series B, 4.25%, 12/01/45	275	269,293
Refunding RB, AMT, Series C, 4.25%, 12/01/50	1,540	1,334,984
Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49	820	621,715
New Jersey Transportation Trust Fund Authority
RB, Series AA, 5.25%, 06/15/41	205	205,716
RB, Series AA, 4.00%, 06/15/45	3,000	2,752,310
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35	375	384,228
Refunding RB, Sub-Series B, 5.00%, 06/01/46	2,560	2,521,526

		11,206,654

Security	Par (000)	Value

New York — 6.9%
Build NYC Resource Corp.
RB, Series A, 6.13%, 07/01/43	USD 385	$404,932
RB, Series A, 6.38%, 07/01/53	705	732,027
Refunding RB, AMT, 5.00%, 01/01/35(b)	485	469,555
County of Cattaraugus, RB, 5.00%, 05/01/44	195	195,027
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44	500	500,037
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	125	105,809
Metropolitan Transportation Authority, RB, Series B, 3.00%, 11/15/25	165	164,626
New York City Housing Development Corp. RB, Series C-1, 4.20%, 11/01/44	1,000	951,426
Refunding RB, Series A, 4.15%, 11/01/38	1,265	1,237,836
New York Counties Tobacco Trust IV, Refunding RB, Series A, 5.00%, 06/01/42	915	798,684
New York Counties Tobacco Trust VI, Refunding RB, Series 2B, 5.00%, 06/01/51	835	737,671
New York State Dormitory Authority
Refunding RB, Series A, 3.00%, 03/15/51	800	590,104
Refunding RB, Series A, 5.00%, 03/15/55	1,960	2,039,526
New York State Thruway Authority
Refunding RB, Series A, 4.00%, 03/15/49	3,690	3,351,544
Refunding RB, Series B, 4.00%, 01/01/45	1,190	1,110,447
New York Transportation Development Corp.
RB, AMT, 5.00%, 10/01/35	3,710	3,813,767
RB, AMT, 5.63%, 04/01/40	500	525,369
RB, AMT, 5.00%, 12/01/40	830	843,219
RB, AMT, 4.00%, 04/30/53	640	526,502
RB, AMT, 6.00%, 06/30/54	6,000	6,407,518
RB, AMT, 5.50%, 06/30/60	5,000	5,166,762
Refunding RB, AMT, 5.38%, 08/01/36	865	890,846
Oneida Indian Nation of New York, RB, Series B, 6.00%, 09/01/43(b)	270	293,747
Suffolk Regional Off-Track Betting Co.
RB, 5.00%, 12/01/34	405	408,565
RB, 5.75%, 12/01/44	700	712,930
RB, 6.00%, 12/01/53	1,000	1,020,849
Westchester County Local Development Corp.
Refunding RB, 5.00%, 07/01/41(b)	510	515,123
Refunding RB, 5.00%, 07/01/56(b)	560	541,292
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42	670	584,797
Refunding RB, Sub-Series C, 5.13%, 06/01/51	500	462,972

		36,103,509

North Carolina — 0.2%
North Carolina HFA, RB, (GNMA/FNMA/FHLMC), 6.00%, 07/01/53	735	782,295
North Carolina Medical Care Commission, Refunding RB, Series A, 5.25%, 01/01/41	230	221,832

		1,004,127

North Dakota — 0.2%
City of Grand Forks, RB, Series A, (AGM), 5.00%, 12/01/53	350	353,179
County of Cass, Refunding RB, 5.25%, 02/15/58	855	865,510

		1,218,689

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority
Refunding RB, Series B-2, 5.00%, 06/01/55	7,905	6,962,524
Refunding RB, Series B-3, 0.00%, 06/01/57(c)	14,410	1,506,338

60	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Cleveland-Cuyahoga County Port Authority
Refunding RB, Series A, 5.38%, 01/01/39(b)	USD 145	$140,451
Refunding RB, Series A, 5.88%, 01/01/49(b)	330	319,364
County of Hamilton
Refunding RB, 5.00%, 01/01/46	190	185,495
Refunding RB, 4.00%, 08/15/50	915	803,522
County of Hardin
Refunding RB, 5.00%, 05/01/30	140	138,415
Refunding RB, 5.25%, 05/01/40	145	137,866
Refunding RB, 5.50%, 05/01/50	670	616,535
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	765	748,365
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(b)	4,715	4,473,468
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53	370	370,047

		16,402,390

Oklahoma — 1.0%
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(b)	3,290	3,324,373
RB, Series B, 5.50%, 08/15/52	580	588,468
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	235	221,796
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	965	974,870

		5,109,507

Oregon — 1.7%
Clackamas County Hospital Facility Authority, Refunding RB, Series A, 5.25%, 11/15/50	200	195,831
Clackamas County School District No. 12 North Clackamas, GO, Series A, (School Bond Guaranty), 0.00%, 06/15/38(c)	275	148,439
Oregon State Facilities Authority, RB, 5.25%, 06/15/55(b)	305	270,203
Port of Morrow, GO, Series A, 5.15%, 10/01/26(b)	3,515	3,543,289
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/49	5,000	4,502,190
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36	300	286,985

		8,946,937

Pennsylvania — 2.3%
Allegheny Community Broadband, Inc.
RB, 7.75%, 09/01/45(b)	160	158,029
RB, 8.00%, 09/01/51(b)	185	184,106
Allentown Neighborhood Improvement Zone Development Authority
RB, Series A, 5.25%, 05/01/32(b)	100	103,402
RB, Series A, 5.25%, 05/01/42(b)	100	99,316
Beaver County IDA, Refunding RB, Series B, 3.75%, 10/01/47	1,085	894,720
Bucks County IDA, RB, 4.00%, 07/01/46	200	166,695
Doylestown Hospital Authority
Refunding RB, 5.00%, 07/01/31(b)	125	129,180
Refunding RB, 5.38%, 07/01/39(b)	290	307,595
Geisinger Authority, Refunding RB, 4.00%, 04/01/50	2,500	2,226,066
Lancaster Municipal Authority, RB, Series B, 5.00%, 05/01/54	100	97,103
Montgomery County Higher Education & Health Authority,
Refunding RB, 4.00%, 09/01/49	1,135	1,009,505
Montgomery County IDA, RB, 5.00%, 11/15/45	875	886,000
Pennsylvania Economic Development Financing Authority
RB, AMT, 5.75%, 06/30/48	490	517,291
RB, AMT, 5.25%, 06/30/53	770	785,281

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority
Refunding RB, Series B, 5.25%, 12/01/38(a)	USD 455	$459,500
Refunding RB, Series C, 5.25%, 12/01/37(a)	795	802,862
Refunding RB, AMT, 5.50%, 11/01/44	500	499,976
Pennsylvania Higher Education Assistance Agency
RB, AMT, Series B, 3.00%, 06/01/47	1,010	694,430
RB, AMT, Sub-Series 1C, 5.00%, 06/01/51	165	161,014
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,045	983,364
Philadelphia Authority for Industrial Development RB, 5.25%, 11/01/52	235	243,289
Refunding RB, Series 2015, 5.00%, 04/01/45	500	500,000
School District of Philadelphia (The), GO, Series A, 5.50%, 09/01/48	265	281,375

		12,190,099

Puerto Rico — 7.6%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	17,040	1,152,464
Commonwealth of Puerto Rico
GO, Series A, 0.00%, 07/01/33(c)	537	366,680
GO, Series A1, 5.63%, 07/01/29	1,049	1,117,953
GO, Series A1, 5.75%, 07/01/31	440	481,222
GO, Series A1, 4.00%, 07/01/33	418	412,569
GO, Series A1, 4.00%, 07/01/35	375	364,045
GO, Series A1, 4.00%, 07/01/37	322	305,942
GO, Series A1, 4.00%, 07/01/41	438	401,138
GO, Series A1, 4.00%, 07/01/46	455	395,851
GO, Sub-Series CW, 0.00%, 11/01/43(a)(c)(e)(f)	2,153	1,345,392
GO, Sub-Series CW/PRIFA, 0.00%, 11/01/51(a)(c)(e)(f)	14,563	7,791,270
Puerto Rico Electric Power Authority
RB, Series A, 5.00%, 07/01/29(e)(f)	385	185,762
RB, Series A, 7.00%, 07/01/33(e)(f)	1,795	866,087
RB, Series A, 6.75%, 07/01/36(e)(f)	775	373,937
RB, Series A, 5.00%, 07/01/42(e)(f)	325	156,812
RB, Series A, 7.00%, 07/01/43(e)(f)	175	84,438
RB, Series A-1, 10.00%, 07/01/19(e)(f)	42	20,270
RB, Series A-2, 10.00%, 07/01/19(e)(f)	212	102,262
RB, Series A-3, 10.00%, 07/01/19(e)(f)	177	85,411
RB, Series B-3, 10.00%, 07/01/19(e)(f)	177	85,411
RB, Series C-1, 5.40%, 01/01/18(e)(f)	486	234,662
RB, Series C-2, 5.40%, 07/01/18(e)(f)	486	234,701
RB, Series C-3, 5.40%, 01/01/20(e)(f)	49	23,725
RB, Series C-4, 5.40%, 07/01/20(e)(f)	49	23,725
RB, Series CCC, 5.25%, 07/01/26(e)(f)	125	60,313
RB, Series CCC, 5.00%, 07/01/27(e)(f)	545	262,962
RB, Series CCC, 5.25%, 07/01/28(e)(f)	70	33,775
RB, Series D-1, 7.50%, 01/01/20(e)(f)	426	205,351
RB, Series D-2, 7.50%, 01/01/20(e)(f)	840	405,467
RB, Series D-4, 7.50%, 07/01/20(e)(f)	145	69,961
RB, Series TT, 5.00%, 07/01/18(e)(f)	160	77,200
RB, Series TT, 5.00%, 07/01/25(e)(f)	45	21,713
RB, Series TT, 5.00%, 07/01/26(e)(f)	190	91,675
RB, Series TT, 5.00%, 07/01/32(e)(f)	395	190,587
RB, Series WW, 5.50%, 07/01/17(e)(f)	110	53,075
RB, Series WW, 5.50%, 07/01/18(e)(f)	95	45,838
RB, Series WW, 5.50%, 07/01/19(e)(f)	70	33,775
RB, Series WW, 5.38%, 07/01/22(e)(f)	940	453,550
RB, Series WW, 5.38%, 07/01/24(e)(f)	65	31,363
RB, Series WW, 5.00%, 07/01/28(e)(f)	165	79,613
RB, Series WW, 5.25%, 07/01/33(e)(f)	75	36,188
RB, Series WW, 5.50%, 07/01/38(e)(f)	220	106,150
RB, Series XX, 5.25%, 07/01/27(e)(f)	50	24,125
RB, Series XX, 5.25%, 07/01/35(e)(f)	30	14,475

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
RB, Series XX, 5.75%, 07/01/36(e)(f)	USD 600	$289,500
RB, Series XX, 5.25%, 07/01/40(e)(f)	2,320	1,119,400
Refunding RB, Series AAA, 5.25%, 07/01/22(e)(f)	160	77,200
Refunding RB, Series AAA, 5.25%, 07/01/28(e)(f)	265	127,862
Refunding RB, Series AAA, 5.25%, 07/01/29(e)(f)	40	19,300
Refunding RB, Series DDD, 5.00%, 07/01/19(e)(f)	895	431,837
Refunding RB, Series UU, 0.00%, 07/01/17(a)(c)(e)(f)	30	14,475
Refunding RB, Series UU, 0.00%, 07/01/18(a)(c)(e)(f)	30	14,475
Refunding RB, Series UU, 0.00%, 07/01/20(a)(c)(e)(f)	250	120,625
Refunding RB, Series UU, 3.95%, 07/01/31(a)(e)(f)	300	144,750
Refunding RB, Series ZZ, 5.00%, 07/01/17(e)(f)	70	33,775
Refunding RB, Series ZZ, 5.25%, 07/01/19(e)(f)	235	113,387
Refunding RB, Series ZZ, 5.25%, 07/01/23(e)(f)	930	448,725
Refunding RB, Series ZZ, 5.25%, 07/01/24(e)(f)	150	72,375
Refunding RB, Series ZZ, 5.00%, 07/01/28(e)(f)	75	36,188
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
RB, AMT, Series A-1, 6.75%, 01/01/45	165	189,682
RB, AMT, Series A-2, 6.50%, 01/01/42	110	126,160
RB, AMT, Series A-2, 6.75%, 01/01/45	165	189,873
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/33(c)	496	354,560
RB, Series A-1, 0.00%, 07/01/46(c)	1,971	639,390
RB, Series A-1, 0.00%, 07/01/51(c)	3,670	877,759
RB, Series A-1, 4.75%, 07/01/53	3,377	3,275,755
RB, Series A-1, 5.00%, 07/01/58	2,158	2,134,871
RB, Series A-2, 4.33%, 07/01/40	3,825	3,716,804
RB, Series A-2, 4.54%, 07/01/53	317	295,010
RB, Series A-2, 4.78%, 07/01/58	6,146	5,906,399
RB, Series B-1, 0.00%, 07/01/46(c)	477	154,920

		39,833,942

South Carolina — 0.7%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,880	2,011,886
South Carolina Jobs EDA
RB, 7.50%, 08/15/62(b)	325	303,952
Refunding RB, 5.00%, 02/01/38	200	203,626
Refunding RB, 5.00%, 02/01/38	800	808,603
South Carolina Public Service Authority, Refunding RB, Series B, 4.00%, 12/01/56	200	171,008

		3,499,075

Tennessee — 1.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 4.00%, 10/01/49	220	178,796
Metropolitan Government Nashville & Davidson County IDB, Special Assessment RB, 0.00%, 06/01/43(b)(c)	685	280,307
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, (AGM), 5.25%, 07/01/48	935	993,597
Metropolitan Nashville Airport Authority (The)
RB, AMT, Series B, 5.25%, 07/01/35	320	339,350
RB, AMT, Series B, 5.50%, 07/01/36	265	285,033
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	2,320	2,462,369
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	1,750	1,827,016

		6,366,468

Texas — 6.6%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(b)(e)(f)	510	254,997

Security	Par (000)	Value

Texas (continued)
Arlington Higher Education Finance Corp.
RB, 5.63%, 08/15/54(b)	USD 1,305	$1,018,792
RB, 7.88%, 11/01/62(b)	280	285,755
City of Anna, Special Assessment RB, 5.75%, 09/15/54(b)	315	316,276
City of Bastrop
Special Assessment RB, 09/01/45(b)(d)	110	109,640
Special Assessment RB, 09/01/55(b)(d)	220	219,911
City of Buda
Special Assessment RB, 6.00%, 09/01/55(b)	345	340,835
Special Assessment RB, 6.75%, 09/01/55(b)	685	687,612
City of Celina
Special Assessment RB, 09/01/45(b)(d)	110	108,219
Special Assessment RB, 5.50%, 09/01/45(b)	100	99,062
Special Assessment RB, 5.50%, 09/01/54(b)	450	434,908
Special Assessment RB, 5.63%, 09/01/55(b)	110	107,350
Special Assessment RB, 09/01/55(b)(d)	190	187,340
City of Corpus Christi
Special Assessment RB, 5.38%, 09/15/31	100	98,917
Special Assessment RB, 6.13%, 09/15/44	152	146,588
Special Assessment RB, 6.50%, 09/15/54	227	221,644
City of Crandall
Special Assessment RB, 5.25%, 09/15/45(b)	100	96,475
Special Assessment RB, 5.50%, 09/15/55(b)	225	216,273
City of Fate, Special Assessment RB, 5.75%, 08/15/54(b)	100	100,493
City of Friendswood, Special Assessment RB, 7.00%, 09/15/54	657	641,653
City of Houston Airport System Revenue
RB, AMT, 4.00%, 07/01/41	700	631,115
RB, AMT, Series B, 5.50%, 07/15/39	410	432,889
RB, AMT, Series B-1, 5.00%, 07/15/30	395	395,198
Refunding RB, AMT, 5.00%, 07/01/29	1,500	1,500,709
Refunding RB, AMT, Series A, (AGM), 5.25%, 07/01/48	485	500,075
Refunding RB, AMT, Series C, 5.00%, 07/15/27	1,410	1,437,478
Refunding RB, AMT, Sub-Series A, 4.00%, 07/01/41	3,590	3,324,769
City of Lavon, Special Assessment RB, 5.50%, 09/15/54(b)	750	724,712
City of Oak Point, Special Assessment RB, 5.25%, 09/15/54(b)	305	286,654
City of Princeton
Special Assessment RB, 4.38%, 09/01/31(b)	50	49,800
Special Assessment RB, 5.00%, 09/01/44(b)	100	93,649
Special Assessment RB, 5.13%, 09/01/44(b)	100	95,343
Special Assessment RB, 09/01/45(b)(d)	95	94,118
Special Assessment RB, 09/01/45(b)(d)	110	108,990
Special Assessment RB, 5.25%, 09/01/54(b)	150	139,074
Special Assessment RB, 5.38%, 09/01/54(b)	172	162,859
Special Assessment RB, 09/01/55(b)(d)	155	154,066
Special Assessment RB, 09/01/55(b)(d)	150	149,095
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45	500	500,023
Clifton Higher Education Finance Corp., RB, Series A, 6.00%, 06/15/54(b)	100	94,659
Club Municipal Management District No. 1, Special Assessment RB, 5.38%, 09/01/55(b)	180	165,749
County of Denton
Special Assessment RB, 5.88%, 12/31/45(b)	440	440,341
Special Assessment RB, 6.13%, 12/31/55(b)	635	627,617
County of Hays, Special Assessment RB, 7.00%, 09/15/45	200	201,608
Dallas ISD, GO, (Permanent School Fund GTD), 5.00%, 02/15/48	1,375	1,427,211
Del Valle ISD, GO, (Permanent School Fund GTD), 4.00%, 06/15/47	1,335	1,232,641

62	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42	USD 1,465	$1,464,923
New Hope Cultural Education Facilities Finance Corp.
RB, Series A, 5.00%, 08/15/51(b)	250	244,207
RB, Series A, 6.75%, 10/01/52	800	816,092
RB, Series A, 5.00%, 01/01/55	200	176,907
RB, Series A, 6.50%, 10/01/55	140	141,341
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	1,175	997,073
Newark Higher Education Finance Corp., RB, Series A, 5.50%, 08/15/35(b)	300	301,411
Port of Beaumont Navigation District
RB, AMT, Series A, 5.00%, 01/01/39(b)	2,330	2,390,305
RB, AMT, Series A, 5.13%, 01/01/44(b)	1,040	1,061,431
Refunding RB, AMT, 3.63%, 01/01/35(b)	690	633,873
Refunding RB, AMT, 4.00%, 01/01/50(b)	1,975	1,610,532
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.50%, 11/15/47	595	638,967
Texas Private Activity Bond Surface Transportation Corp.
RB, AMT, 5.00%, 06/30/58	315	312,034
RB, AMT, 5.50%, 12/31/58	1,050	1,103,073
Texas Transportation Commission State Highway 249 System
RB, 0.00%, 08/01/40(c)	1,000	466,033
RB, 0.00%, 08/01/42(c)	655	270,301
Texas Water Development Board, RB, 4.00%, 10/15/45	1,295	1,214,553

		34,506,238

Utah — 1.1%
Black Desert Public Infrastructure District, Special Assessment RB, 5.63%, 12/01/53(b)	390	390,406
MIDA Mountain Veterans Program Public Infrastructure District, TA, 5.20%, 06/01/54(b)	800	758,049
Mida Mountain Village Public Infrastructure District
TA, Series 1, 5.13%, 06/15/54(b)	710	679,494
TA, Series 2, 5.75%, 06/15/44(b)	500	514,591
SkyRidge Pegasus Infrastructure Financing District, Special Assessment RB, 5.25%, 12/01/44(b)	1,140	1,116,938
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/52(b)	285	242,102
Refunding RB, 5.00%, 10/15/44	1,615	1,615,148
Refunding RB, 5.00%, 06/15/55(b)	230	204,107
Utah Infrastructure Agency
RB, 5.50%, 10/15/44	120	126,461
RB, 5.50%, 10/15/48	115	119,753
Wood Ranch Public Infrastructure District, Special Assessment RB, 5.63%, 12/01/53(b)	130	131,181

		5,898,230

Vermont — 0.4%
East Central Vermont Telecommunications District
RB, Series A, 4.75%, 12/01/40(b)	695	610,653
RB, Series A, 4.50%, 12/01/44(b)	705	577,186
RB, Series A, 6.88%, 12/01/46(b)	785	827,990

		2,015,829

Virginia — 0.5%
Ballston Quarter Community Development Authority
TA, Series A, 5.50%, 03/01/46	92	94,858
TA, Series A, 0.00%, 03/01/59(c)	220	185,587
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/55	285	253,421
James City County EDA
RB, Series A, 6.88%, 12/01/58	345	375,516
RB, Series C3, 5.25%, 12/01/27	250	250,325

Security	Par (000)	Value

Virginia (continued)
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)	USD 230	$228,601
Special Assessment RB, 5.00%, 03/01/45(b)	85	81,084
Norfolk Redevelopment & Housing Authority
RB, 4.00%, 01/01/29	205	198,911
RB, 5.00%, 01/01/34	190	187,907
RB, 5.00%, 01/01/49	365	326,250
Virginia Beach Development Authority
RB, Series A, 7.00%, 09/01/53	360	404,548
RB, Series B3, 5.38%, 09/01/29	235	240,540

		2,827,548

Washington — 0.8%
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30	200	200,053
Washington State Housing Finance Commission
RB, 6.00%, 07/01/59(b)	100	102,452
RB, Series A, 5.00%, 07/01/50(b)	310	287,323
RB, Series A, 5.75%, 01/01/53(b)	200	193,060
RB, Series A, 5.88%, 01/01/59(b)	160	155,037
RB, Series B2, 3.95%, 07/01/29(b)	775	775,822
Refunding RB, 5.00%, 01/01/26(b)	190	190,775
Refunding RB, 5.00%, 01/01/43(b)	1,935	1,830,471
Refunding RB, 6.00%, 01/01/45(b)	210	210,093
Refunding RB, Series A, 5.00%, 07/01/43	200	205,763
Refunding RB, Series A, 5.00%, 07/01/48	190	192,314

		4,343,163

West Virginia — 0.3%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43	430	374,834
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48	1,215	1,092,063

		1,466,897

Wisconsin — 5.7%
Public Finance Authority
RB, 6.25%, 10/01/31(b)(e)(f)	195	16,575
RB, 5.50%, 12/15/32(b)	1,620	1,578,907
RB, 5.75%, 12/15/33(b)	3,305	3,241,910
RB, 0.00%, 01/01/35(b)(c)	1,030	569,206
RB, 4.50%, 01/01/35(b)	650	637,836
RB, 0.00%, 12/15/38(b)(c)	795	352,380
RB, 5.00%, 06/15/41(b)	210	168,776
RB, 6.85%, 11/01/46(b)(e)(f)	275	137,500
RB, 7.00%, 11/01/46(b)(e)(f)	155	77,500
RB, 5.38%, 07/15/47(b)	335	334,228
RB, 7.00%, 10/01/47(b)(e)(f)	195	16,575
RB, 5.63%, 06/15/49(b)	1,420	1,340,870
RB, 5.00%, 06/15/51(b)	195	158,012
RB, 5.25%, 12/01/51(b)	1,060	713,157
RB, 5.75%, 12/01/54(b)	1,015	1,021,553
RB, 5.00%, 06/15/55(b)	550	393,791
RB, 5.00%, 06/15/55(b)	2,750	2,118,476
RB, 5.00%, 07/01/55(b)	880	760,849
RB, 5.00%, 01/01/56(b)	875	728,863
RB, 4.75%, 06/15/56(b)	440	344,900
RB, 5.00%, 06/15/56(b)	145	115,196
RB, 0.00%, 01/01/60(b)(c)	19,530	1,497,106
RB, Series A, 7.75%, 07/01/43(b)	1,920	1,971,159
RB, Series A, 5.00%, 12/15/44(b)	120	115,547
RB, Series A, 5.63%, 06/15/49(b)	855	799,401
RB, Series A, 5.00%, 12/15/54(b)	350	326,742
RB, Series A, 7.50%, 07/01/59(b)	2,020	2,267,930
RB, Series A, 6.45%, 04/01/60(b)	345	334,255

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority
RB, Series A-4, 5.50%, 11/15/32(b)	USD 1,750	$1,706,611
RB, AMT, 4.00%, 09/30/51	2,025	1,672,229
RB, AMT, 4.25%, 07/01/54	560	457,491
RB, AMT, 4.00%, 03/31/56	680	548,535
Refunding RB, 5.25%, 05/15/52(b)	1,135	1,084,619
Refunding RB, AMT, Series B, 5.00%, 07/01/42	750	732,557
Wisconsin Health & Educational Facilities Authority
RB, Series A, 5.50%, 08/15/44	1,305	1,383,833
RB, Series A, 5.75%, 08/15/54	350	365,012
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37	165	163,982

		30,254,069

Wyoming — 0.1%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	775	683,392

Total Municipal Bonds — 90.6% (Cost: $494,285,071)		477,472,628

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Alabama — 1.0%
Black Belt Energy Gas District, RB, Series C-1, 5.25%, 02/01/53	5,095	5,346,073

Massachusetts — 1.9%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/54	9,450	9,834,887

New York — 3.3%
New York City Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	927,665
New York City Transitional Finance Authority Revenue, RB, Sub-Series H-1, 5.00%, 11/01/50	7,500	7,823,046
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/54	4,365	4,530,794
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/55	5,015	4,358,336

		17,639,841

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.2% (Cost: $33,389,174)		32,820,801

Total Long-Term Investments — 96.8% (Cost: $527,674,245)		510,293,429

Short-Term Securities

Municipal Bonds

Connecticut — 0.4%
Connecticut Housing Finance Authority, RB, Series 3, VRDN, (TD Bank NA SBPA), 2.84%, 04/07/25(h)	1,960	1,960,000

Florida — 0.8%
Hillsborough County IDA, Refunding RB, Series D, VRDN, (PNC Bank NA SBPA), 3.45%, 04/01/25(h)	2,785	2,785,000
Miami-Dade County IDA, RB, VRDN, (Northern Trust Co. LOC), 2.90%, 04/07/25(h)	1,800	1,800,000

		4,585,000

Security	Par (000)	Value

Nevada — 0.7%
County of Clark Department of Aviation, Refunding RB, Series D-2B, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 2.85%, 04/07/25(h)	USD 3,800	$3,800,000

New York — 1.4%
New York City, GO, Series 4, VRDN, (TD Bank NA SBPA), 3.55%, 04/01/25(h)	1,900	1,900,000
New York City Municipal Water Finance Authority, Refunding RB, Series AA, VRDN, (JPMorgan Chase Bank NA SBPA), 3.55%, 04/01/25(h)	5,400	5,400,000

		7,300,000

North Dakota — 0.8%
North Dakota HFA, RB, Series C, VRDN, (TD Bank NA SBPA), 2.84%, 04/07/25(h)	4,100	4,100,000

Pennsylvania — 0.3%
Philadelphia Authority for Industrial Development, RB, Series 1, VRDN, (JPMorgan Chase Bank NA SBPA), 3.45%, 04/01/25(h)	1,540	1,540,000

Washington — 0.2%
Washington State Housing Finance Commission, Refunding RB, Series VR, VRDN, (Royal Bank of Canada SBPA), 2.85%, 04/07/25(h)	1,000	1,000,000

Wisconsin — 0.7%
Wisconsin Housing & EDA Home Ownership Revenue, RB, Series D, VRDN, (GNMA/FHLMC/FNMA), (Royal Bank of Canada SBPA), 2.85%, 04/07/25(h)	3,700	3,700,000

Total Short-Term Securities — 5.3% (Cost: $27,985,000)		27,985,000

Total Investments — 102.1% (Cost: $555,659,245)		538,278,429
Other Assets Less Liabilities — 2.1%		11,120,211
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.2)%		(22,118,377)

Net Assets — 100.0%		$527,280,263

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

64	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series E Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$477,472,628	$—	$477,472,628
Municipal Bonds Transferred to Tender Option Bond Trusts	—	32,820,801	—	32,820,801
Short-Term Securities
Municipal Bonds	—	27,985,000	—	27,985,000
Unfunded Commitments(a)	—	—	1,510,088	1,510,088

	$—	$538,278,429	$1,510,088	$539,788,517

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of period end, TOB Trust Certificates of $21,925,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments March 31, 2025	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ARI Fleet Lease Trust, Series 2024-A, Class A2, 5.30%, 11/15/32(a)	USD 1,201	$1,206,650
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.16%, 10/15/35(a)	830	841,335
Enterprise Fleet Financing LLC
Series 2023-2, Class A2, 5.56%, 04/22/30(a)	1,304	1,312,727
Series 2024-1, Class A3, 5.16%, 09/20/30(a)	294	298,480
Series 2024-2, Class A3, 5.61%, 04/20/28(a)	8,007	8,159,349
Series 2024-3, Class A4, 5.06%, 03/20/31(a)	378	384,681
Ford Credit Floorplan Master Owner Trust A
Series 2023-1, Class A1, 4.92%, 05/15/28(a)	3,331	3,345,404
Series 2024-2, Class A, 5.24%, 04/15/31(a)	5,015	5,159,343
GMF Floorplan Owner Revolving Trust
Series 2023-1, Class A1, 5.34%, 06/15/28(a)	1,805	1,822,783
Series 2023-2, Class A, 5.34%, 06/15/30(a)	617	632,788
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	99	87,663
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.18%, 08/25/28(a)	794	797,310
PFS Financing Corp., Series 2024-D, Class A, 5.34%, 04/15/29(a)	4,901	4,987,838

Total Asset-Backed Securities — 2.2% (Cost: $28,573,994)		29,036,351

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 7.6%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)	945	926,100
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. CME Term SOFR + 1.18%), 5.50%, 09/15/34(a)(b)	3,928	3,854,350
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.60%, 05/15/53(a)(b)	400	358,635
ARES Commercial Mortgage Trust, Series 2024-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 07/15/41(a)(b)	2,220	2,214,450
Atrium Hotel Portfolio Trust, Series 2024-ATRM, Class A, 5.05%, 11/10/29(a)(b)	550	549,464
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2024-BHP, Class A, (1-mo. CME Term SOFR + 2.35%), 6.67%, 08/15/39(a)(b)	600	600,777
BANK
Series 2018-BN11, Class B, 4.34%, 03/15/61(b)	1,769	1,650,337
Series 2021-BN38, Class A5, 2.52%, 12/15/64	5,090	4,372,019
BBCMS Mortgage Trust, Series 2018-TALL, Class A, (1-mo. CME Term SOFR + 0.92%), 5.24%, 03/15/37(a)(b)	555	525,914
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.88%, 02/15/51(b)	1,000	969,077
BFLD Trust
Series 2024-UNIV, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 11/15/41(a)(b)	560	559,300
Series 2024-WRHS, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 08/15/26(a)(b)	2,012	2,004,040
BLP Commercial Mortgage Trust, Series 2023-IND, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 03/15/40(a)(b)	2,000	1,988,145
BX Commercial Mortgage Trust Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 5.33%, 02/15/39(a)(b)	3,859	3,847,199

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2023-VLT3, Class A, (1-mo. CME Term SOFR + 1.94%), 6.26%, 11/15/28(a)(b)	USD 1,060	$1,061,314
Series 2023-XL3, Class A, (1-mo. CME Term SOFR + 1.76%), 6.08%, 12/09/40(a)(b)	2,199	2,199,579
Series 2024-AIRC, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 08/15/39(a)(b)	3,780	3,780,000
Series 2024-GPA3, Class A, (1-mo. CME Term SOFR + 1.29%), 5.61%, 12/15/39(a)(b)	1,031	1,028,907
Series 2024-MF, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 02/15/39(a)(b)	2,364	2,362,686
Series 2024-XL4, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 02/15/39(a)(b)	2,430	2,431,547
Series 2025-SPOT, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 04/15/40(a)(b)	1,720	1,718,925
BX Trust
Series 2019-OC11, Class D, 3.94%, 12/09/41(a)(b)	1,489	1,365,146
Series 2021-LBA, Class AV, (1-mo. CME Term SOFR + 0.91%), 5.23%, 02/15/36(a)(b)	217	216,533
Series 2024-PAT, Class A, (1-mo. CME Term SOFR + 2.09%), 6.41%, 03/15/41(a)(b)	1,530	1,528,088
CENT Trust, Series 2023-CITY, Class A, (1-mo. CME Term SOFR + 2.62%), 6.94%, 09/15/38(a)(b)	2,994	3,000,114
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)	1,254	1,146,140
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82%, 10/12/40(a)(b)	1,370	1,398,951
Commercial Mortgage Trust
Series 2015-CR27, Class B, 4.33%, 10/10/48(b)	2,917	2,823,761
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	437	435,515
Series 2024-WCL1, Class A, (1-mo. CME Term SOFR + 1.84%), 6.16%, 06/15/41(a)(b)	1,750	1,744,516
CONE Trust, Series 2024-DFW1, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 08/15/41(a)(b)	930	923,023
Credit Suisse Mortgage Capital Trust, Series 2020- NET, Class C, 3.53%, 08/15/37(a)	266	260,308
CRSO Trust, Series 2023-BRND, 7.12%, 07/10/40(a)	763	798,195
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)	900	773,805
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47	88	87,679
Series 2021-ROSS, Class A, (1-mo. CME Term SOFR + 1.41%), 5.73%, 05/15/26(a)(b)	730	697,655
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 6.51%, 08/15/39(a)(b)	3,060	3,060,000
Series 2023-FUN, Class A, (1-mo. CME Term SOFR + 2.09%), 6.41%, 03/15/28(a)(b)	1,100	1,100,000
GWT, Series 2024-WLF2, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 05/15/41(a)(b)	1,570	1,569,509
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.46%, 02/05/45(a)(b)	1,875	1,899,215
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 07/10/39(a)(b)	669	601,669
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-mo. CME Term SOFR + 1.35%), 5.65%, 03/15/42(a)(b)	2,084	2,068,370
INV Mortgage Trust, Series 2024-IND, Class A, (1-mo. CME Term SOFR + 1.74%), 6.06%, 11/15/41(a)(b)	640	638,400

66	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.85%, 09/06/38(a)(b)	USD 1,790	$1,734,788
Series 2020-609M, Class A, (1-mo. CME Term SOFR + 1.73%), 6.05%, 10/15/33(a)(b)	2,000	1,970,574
Series 2020-609M, Class D, (1-mo. CME Term SOFR + 3.13%), 7.45%, 10/15/33(a)(b)	600	594,551
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)	1,210	1,074,402
Series 2024-IGLG, Class A, 5.17%, 11/09/39(a)(b)	440	441,918
Series 2025-BHR5, Class A, (1-mo. CME Term SOFR + 1.69%), 5.99%, 03/15/40(a)(b)	1,027	1,019,298
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-mo. CME Term SOFR + 1.54%), 5.86%, 12/15/39(a)(b)	760	759,049
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)	393	392,180
LUX, Series 2023-LION, Class A, (1-mo. CME Term SOFR + 2.69%), 7.01%, 08/15/40(a)(b)	880	888,189
MCR Mortgage Trust, Series 2024-HF1, Class A, (1-mo. CME Term SOFR + 1.79%), 6.11%, 12/15/41(a)(b)	1,338	1,341,348
MF1, Series 2021-W10, Class B, (1-mo. CME Term SOFR + 1.37%), 5.69%, 12/15/34(a)(b)	640	632,207
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	759	753,630
Series 2018-H3, Class B, 4.62%, 07/15/51(b)	739	704,036
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)	1,000	927,465
Series 2024-NSTB, Class A, 3.90%, 09/24/57(a)(b)	658	635,673
NJ, Series 2025-WBRK, Class A, 5.87%, 03/05/35(a)	1,235	1,267,326
NYC Commercial Mortgage Trust, Series 2025-3BP, Class A, (1-mo. CME Term SOFR + 1.21%), 5.53%, 02/15/42(a)(b)	1,401	1,383,567
OPEN Trust, Series 2023-AIR, Class A, (1-mo. CME Term SOFR + 3.09%), 7.41%, 11/15/40(a)(b)	234	234,621
PRM5 Trust, Series 2025-PRM5, Class A, 4.17%, 03/10/33(a)(b)	2,572	2,525,426
VEGAS Trust, Series 2024-TI, Class A, 5.52%, 11/10/39(a)	1,040	1,047,003
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	74	73,746
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	569	567,240
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,590,267
Series 2018-AUS, Class A, 4.06%, 08/17/36(a)(b)	2,417	2,345,309
Series 2021-FCMT, Class A, (1-mo. CME Term SOFR + 1.31%), 5.63%, 05/15/31(a)(b)	3,516	3,494,058
Series 2024-1CHI, Class A, 4.95%, 07/15/35(a)(b)	1,090	1,094,486
WEST Trust, Series 2025-ROSE, Class A, 5.45%, 04/10/30(a)(b)	1,309	1,314,395

		97,946,109

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class XA, 0.93%, 05/15/53(a)(b)	1,542	57,861
BANK
Series 2020-BN29, Class XA, 1.30%, 11/15/53(b)	4,155	240,333
Series 2021-BN33, Class XA, 1.05%, 05/15/64(b)	15,708	686,112
Benchmark Mortgage Trust, Series 2020-B21, Class XA, 1.44%, 12/17/53(b)	3,689	221,431
BMO Mortgage Trust, Series 2023-C5, Class XA, 0.72%, 06/15/56(b)	8,753	417,477

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.44%, 10/15/52(b)	USD 9,624	$493,918
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.70%, 05/15/51(b)	7,966	144,137
Series 2020-C58, Class XA, 1.80%, 07/15/53(b)	4,399	329,638

		2,590,907

Total Non-Agency Mortgage-Backed Securities — 7.8% (Cost: $103,312,561)		100,537,016

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 4.3%
Fannie Mae
Series 2011-8, Class ZA, 4.00%, 02/25/41	522	501,079
Series 2013-81, Class YK, 4.00%, 08/25/43	200	183,984
Series 2017-100, Class ZJ, 3.50%, 12/25/47	3,140	2,780,447
Series 2017-76, Class PB, 3.00%, 10/25/57	900	658,400
Series 2018-32, Class PS, (SOFR (30-day) + 7.10%), 2.04%, 05/25/48(b)	1,782	1,558,245
Series 2018-76, Class ZL, 4.00%, 10/25/58	4,797	4,337,523
Series 2022-25, Class KL, 4.00%, 05/25/52	1,500	1,359,046
Series 2023-46, Class FA, (SOFR (30-day) + 1.30%), 5.64%, 10/25/53(b)	4,629	4,665,027
Series 2023-56, Class FA, (SOFR (30-day) + 1.40%), 5.74%, 11/25/53(b)	859	865,777
Series 2024-48, Class FC, (SOFR (30-day) + 1.10%), 5.44%, 07/25/54(b)	3,009	3,016,632
Series 2024-54, Class FD, (SOFR (30-day) + 1.25%), 5.59%, 08/25/54(b)	2,523	2,534,314
Series 2024-83, Class FA, (SOFR (30-day) + 1.15%), 5.49%, 10/25/54(b)	4,103	4,092,180
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40	330	315,193
Series 3780, Class ZA, 4.00%, 12/15/40	1,220	1,155,409
Series 4161, Class BW, 2.50%, 02/15/43	1,400	1,223,307
Series 4355, Class ZL, 4.00%, 06/15/44	2,473	2,299,995
Series 4384, Class LB, 3.50%, 08/15/43	804	784,437
Series 4758, Class Z, 4.00%, 02/15/48	1,692	1,582,848
Series 4988, Class AK, 1.00%, 07/25/50	1,836	1,450,675
Series 5002, Class TJ, 2.00%, 07/25/50	1,799	1,508,169
Series 5443, Class FA, (SOFR (30-day) + 1.20%), 5.54%, 08/25/54(b)	3,470	3,481,825
Series 5444, Class FC, (SOFR (30-day) + 1.12%), 5.46%, 08/25/54(b)	5,059	5,070,770
Series 5458, Class PF, (SOFR (30-day) + 1.00%), 5.34%, 09/25/54(b)	1,234	1,231,693
Series 5468, Class FM, (SOFR (30-day) + 1.20%), 5.54%, 11/25/54(b)	3,615	3,610,105
Series 5468, Class MF, (SOFR (30-day) + 1.30%), 5.64%, 11/25/54(b)	2,796	2,799,541
Freddie Mac Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)	1,064	1,021,303
Series 2018-4, Class MA, 3.50%, 03/25/58	1,192	1,141,471
Ginnie Mae
Series 2014-107, Class WX, 6.57%, 07/20/39(b)	224	231,585
Series 2016-123, Class LM, 3.00%, 09/20/46	600	505,021

		55,966,001

Commercial Mortgage-Backed Securities — 1.3%
Freddie Mac
Series K082, Class A2, 3.92%, 09/25/28(b)	2,400	2,372,294

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2025	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Freddie Mac
Series K139, Class A2, 2.59%, 01/25/32(b)	USD 12,000	$10,692,629
Series K154, Class A2, 3.42%, 04/25/32	3,500	3,374,015

		16,438,938

Interest Only Collateralized Mortgage Obligations — 1.3%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43	860	104,620
Series 2015-66, Class AS, (SOFR (30-day) + 6.14%), 1.80%, 09/25/45(b)	1,822	104,694
Series 2020-27, Class IJ, 4.50%, 05/25/50	4,508	881,126
Series 2020-32, Class IO, 4.00%, 05/25/50	1,560	335,188
Series 2020-32, Class PI, 4.00%, 05/25/50	1,619	347,898
Series 2021-23, Class CI, 3.50%, 07/25/46	2,148	390,217
Series 2021-41, Class IO, 3.50%, 07/25/51	4,096	725,852
Series 2021-88, Class IO, 2.50%, 12/25/51	1,919	262,062
Series 2024-7, Class IA, 3.50%, 11/25/49	5,051	648,173
Series 435, Class C24, 2.00%, 04/25/52	20,470	2,613,066
Freddie Mac
Series 4941, Class SH, (SOFR (30-day) + 5.84%), 1.50%, 12/25/49(b)	3,475	377,681
Series 5052, Class KI, 4.00%, 12/25/50	11,452	2,328,202
Series 5109, Class ID, 2.50%, 05/25/51	1,760	255,387
Series 5112, Class KI, 3.50%, 06/25/51	1,319	244,810
Series 5119, Class IC, 4.00%, 06/25/51	3,047	655,390
Ginnie Mae
Series 2017-101, Class SL, (1-mo. CME Term SOFR + 6.09%), 1.77%, 07/20/47(b)	1,322	160,979
Series 2020-146, Class DI, 2.50%, 10/20/50	3,201	457,639
Series 2020-175, Class DI, 2.50%, 11/20/50	1,128	164,837
Series 2020-185, Class MI, 2.50%, 12/20/50	3,954	559,249
Series 2021-104, Class IH, 3.00%, 06/20/51	4,156	701,412
Series 2021-149, Class KI, 3.00%, 08/20/51	7,796	1,234,978
Series 2022-5, Class LI, 3.50%, 01/20/52	10,501	1,929,746
Series 2022-78, Class IO, 3.00%, 08/20/51	9,611	1,625,167
Series 2024-6, Class ES, (SOFR (30-day) + 6.05%), 1.71%, 07/20/53(b)	4,754	406,615

		17,514,988

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K110, Class X1, 1.66%, 04/25/30(b)	1,131	74,140
Series K116, Class X1, 1.42%, 07/25/30(b)	2,060	122,431
Series K119, Class X1, 0.92%, 09/25/30(b)	3,275	134,286
Series K122, Class X1, 0.87%, 11/25/30(b)	4,998	198,189
Ginnie Mae
Series 2016-151, Class IO, 0.88%, 06/16/58(b)	16,425	707,649
Series 2017-61, Class IO, 0.70%, 05/16/59(b)	955	34,900

		1,271,595

Mortgage-Backed Securities — 127.1%
Fannie Mae Mortgage-Backed Securities
1.50%, 12/01/35 - 04/01/52	41,723	34,379,577
2.00%, 10/01/31 - 03/01/52	134,132	110,052,219
2.50%, 09/01/27 - 02/01/52	85,275	73,310,956
3.00%, 04/01/28 - 06/01/52	39,152	35,076,337
3.50%, 03/01/29 - 04/01/52	30,360	28,136,465
4.00%, 02/01/31 - 05/01/52	26,533	25,060,172
4.50%, 07/01/25 - 10/01/52	31,823	30,723,605
5.00%, 02/01/35 - 04/01/53	18,447	18,272,071
5.50%, 05/01/34 - 03/01/55	58,680	58,764,179
5.81%, 06/01/31	3,574	3,744,546
6.00%, 02/01/38 - 03/01/55	73,086	74,463,114
6.50%, 07/01/37 - 07/01/54	20,501	21,248,228

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities
1.50%, 04/01/36 - 04/01/52	USD 11,930	$9,507,299
2.00%, 01/01/36 - 02/01/52	111,718	91,248,473
2.50%, 02/01/30 - 05/01/52	71,696	60,672,182
3.00%, 09/01/27 - 08/01/52	44,528	39,592,382
3.50%, 02/01/31 - 06/01/50	19,056	17,597,166
4.00%, 08/01/40 - 06/01/52	16,284	15,463,651
4.50%, 07/01/26 - 08/01/52	6,226	5,987,489
5.00%, 05/01/28 - 11/01/53	19,269	19,008,203
5.50%, 01/01/28 - 04/01/55	31,981	32,058,284
6.00%, 08/01/28 - 03/01/55	78,311	79,707,333
6.50%, 11/01/53 - 07/01/54	3,494	3,628,585
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 04/15/55(c)	52,218	42,722,074
2.50%, 04/20/51 - 04/15/55(c)	52,295	44,623,189
3.00%, 12/20/44 - 04/15/55(c)	36,423	32,290,984
3.50%, 01/15/42 - 04/15/55(c)	55,071	50,382,396
4.00%, 04/20/39 - 04/15/55(c)	28,902	27,167,461
4.50%, 09/20/39 - 04/15/55(c)	49,785	47,846,617
5.00%, 07/15/33 - 04/15/55(c)	27,128	26,696,817
5.50%, 07/15/38 - 04/15/55(c)	102,898	103,117,201
6.00%, 03/20/53 - 04/15/55(c)	18,790	19,070,589
6.50%, 04/15/55(c)	10,716	10,969,411
Uniform Mortgage-Backed Securities
1.50%, 04/01/40(c)	2,664	2,337,114
2.00%, 04/01/40 - 04/01/55(c)	27,378	22,810,924
2.50%, 04/01/40 - 04/01/55(c)	40,691	34,253,441
3.00%, 04/01/40 - 04/01/55(c)	18,811	16,449,035
3.50%, 04/01/40 - 04/01/55(c)	59,113	53,330,438
4.00%, 04/01/40 - 04/01/55(c)	2,005	1,925,927
4.50%, 04/01/40 - 04/01/55(c)	96,044	92,074,518
5.00%, 04/01/55(c)	12,882	12,625,010
5.50%, 04/01/55(c)	33,913	33,867,919
6.00%, 04/01/55(c)	12,758	12,937,522
6.50%, 04/01/55(c)	68,598	70,698,236

		1,645,899,339

Principal Only Collateralized Mortgage Obligations — 0.9%
Fannie Mae
Series 2023-36, Class AO, 0.00%, 08/25/50(d)	3,462	2,484,758
Series 2024-16, Class PO, 0.00%, 03/25/51(d)	1,552	1,103,745
Freddie Mac
Series 5319, Class PO, 0.00%, 08/25/50(d)	6,756	4,618,840
Series 5341, Class AO, 0.00%, 06/25/50(d)	3,891	2,770,434
Ginnie Mae, Series 2022-195, Class PO, 0.00%, 11/20/52(d)	517	403,164

		11,380,941

Total U.S. Government Sponsored Agency Securities — 135.0% (Cost: $1,814,014,986)		1,748,471,802

Total Long-Term Investments — 145.0% (Cost: $1,945,901,541)		1,878,045,169

	Shares

Short-Term Securities

Money Market Funds — 0.6%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.17%(e)	7,342,714	7,342,714

68	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations(f) — 0.8%
U.S. Treasury Bills, 4.23%, 04/22/25	USD 10,727	$10,700,404

Total Short-Term Securities — 1.4% (Cost: $18,043,335)		18,043,118

Total Investments Before TBA Sale Commitments — 146.4% (Cost: $1,963,944,876)		1,896,088,287

TBA Sale Commitments(c)

Mortgage-Backed Securities — (33.4)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 04/15/55	(273)	(223,233)
2.50%, 04/15/55	(267)	(227,709)
3.00%, 04/15/55	(189)	(167,383)
3.50%, 04/15/55	(24,334)	(22,263,824)
4.00%, 04/15/55	(91)	(85,180)
4.50%, 04/15/55	(27,540)	(26,421,187)
5.00%, 04/15/55	(136)	(133,762)
5.50%, 04/15/55	(36,034)	(36,108,056)
6.00%, 04/15/55	(179)	(181,666)
6.50%, 04/15/55	(318)	(325,520)
Uniform Mortgage-Backed Securities
2.00%, 04/01/40 - 04/01/55	(1,664)	(1,360,561)
2.50%, 04/01/40 - 04/01/55	(913)	(766,308)
3.00%, 04/01/40 - 04/01/55	(492)	(429,760)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities
3.50%, 04/01/40 - 04/01/55	USD (330)	$(298,436)
4.00%, 04/01/40 - 04/01/55	(5,803)	(5,407,321)
4.50%, 04/01/40 - 04/01/55	(128,582)	(122,934,111)
5.00%, 04/01/55	(260)	(254,813)
5.50%, 04/01/55	(35,379)	(35,331,971)
6.00%, 04/01/55	(82,393)	(83,661,751)
6.50%, 04/01/55	(93,202)	(96,019,148)

Total TBA Sale Commitments — (33.4)% (Proceeds: $(431,976,368))		(432,601,700)

Total Investments Net of TBA Sale Commitments — 113.0% (Cost: $1,531,968,508)		1,463,486,587

Liabilities in Excess of Other Assets — (13.0)%		(168,470,054)

Net Assets — 100.0%		$1,295,016,533

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Represents or includes a TBA transaction.
(d)	Zero-coupon bond.
(e)	Annualized 7-day yield as of period end.
(f)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	75	06/18/25	$8,357	$50,003

Short Contracts
U.S. Treasury Bonds (30 Year)	197	06/18/25	23,191	(148,677)
U.S. Ultra Treasury Notes (10 Year)	70	06/18/25	8,010	(114,961)
U.S. Treasury Notes (2 Year)	86	06/30/25	17,823	(47,729)
U.S. Treasury Notes (5 Year)	127	06/30/25	13,751	(44,386)

				(355,753)

				$(305,750)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD 3,976	$769,198	$166,304	$602,894
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD 4,174	807,658	183,173	624,485

						$1,576,856	$349,477	$1,227,379

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2025	BATS: Series M Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	BBB-	USD 4,398	$(850,825)	$(279,652)	$(571,173)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD 3,753	(726,031)	(240,487)	(485,544)

							$(1,576,856)	$(520,139)	$(1,056,717)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$349,477	$(520,139)	$1,227,379	$(1,056,717)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$50,003	$—	$50,003
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	1,576,856	—	—	—	—	1,576,856

	$—	$1,576,856	$—	$—	$50,003	$—	$1,626,859

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$355,753	$—	$355,753
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	1,576,856	—	—	—	—	1,576,856

	$—	$1,576,856	$—	$—	$355,753	$—	$1,932,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,867,201)	$—	$(2,867,201)
Swaps	—	4,925	—	—	(238)	—	4,687

	$—	$4,925	$—	$—	$(2,867,439)	$—	$(2,862,514)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(87,235)	$—	$(87,235)
Swaps	—	(4,925)	—	—	345	—	(4,580)

	$—	$(4,925)	$—	$—	$(86,890)	$—	$(91,815)

70	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series M Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,268,983
Average notional value of contracts — short	67,964,416
Credit default swaps:
Average notional value — buy protection	8,150,000
Average notional value — sell protection	8,150,000
Interest rate swaps:
Average notional value — pays fixed rate	157,507
Average notional value — receives fixed rate	157,507

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$16,406	$166,615
Swaps — OTC(a)	1,576,856	1,576,856

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,593,262	$1,743,471

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,406)	(166,615)

Total derivative assets and liabilities subject to an MNA	$1,576,856	$1,576,856

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs International	$1,576,856	$(850,825)	$—	$(726,031)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Goldman Sachs International	$850,825	$(850,825)	$—	$—	$—
J.P. Morgan Securities LLC	726,031	—	—	(726,031)	—

	$1,576,856	$(850,825)	$—	$(726,031)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2025	BATS: Series M Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$29,036,351	$—	$29,036,351
Non-Agency Mortgage-Backed Securities	—	100,537,016	—	100,537,016
U.S. Government Sponsored Agency Securities	—	1,748,471,802	—	1,748,471,802
Short-Term Securities
Money Market Funds	7,342,714	—	—	7,342,714
U.S. Treasury Obligations	—	10,700,404	—	10,700,404
Liabilities
TBA Sale Commitments	—	(432,601,700)	—	(432,601,700)

	$7,342,714	$1,456,143,873	$—	$1,463,486,587

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,227,379	$—	$1,227,379
Interest Rate Contracts	50,003	—	—	50,003
Liabilities
Credit Contracts	—	(1,056,717)	—	(1,056,717)
Interest Rate Contracts	(355,753)	—	—	(355,753)

	$(305,750)	$170,662	$—	$(135,088)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

72	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments March 31, 2025	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 20.5%
BATS: Series S Portfolio(a)	77,157	$712,158

Total Long-Term Investments — 20.5% (Cost: $709,844)		712,158

Short-Term Securities

Money Market Funds — 76.8%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.17%(b)	2,673,791	2,673,791

Total Short-Term Securities — 76.8% (Cost: $2,673,791)		2,673,791

Total Investments — 97.3% (Cost: $3,383,635)		3,385,949

Other Assets Less Liabilities — 2.7%		95,696

Net Assets — 100.0%		$3,481,645

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/25	Shares Held at 03/31/25	Income	Capital Gain Distributions from Underlying Funds
BATS: Series S Portfolio	$1,348,560	$1,700,000	$(2,362,500)	$(1,575)	$27,673	$712,158	77,157	$60,027	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Notes (5 Year)	2	06/30/25	$217	$966

Short Contracts
U.S. Treasury Notes (10 Year)	16	06/18/25	1,783	(13,122)
U.S. Ultra Treasury Notes (10 Year)	17	06/18/25	1,945	(27,403)
U.S. Treasury Notes (2 Year)	3	06/30/25	622	(1,059)

				(41,584)

				$(40,618)

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2025	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
		1-day Overnight Fed Funds
0.18%	Quarterly	Effective Rate, 4.33%	Quarterly	10/21/25	USD	3,167	$94,510	$—	$94,510
1-day SOFR, 4.41%	Quarterly	0.17%	Quarterly	10/21/25	USD	3,167	(94,872)	—	(94,872)
		1-day Overnight Fed Funds
0.56%	Quarterly	Effective Rate, 4.33%	Quarterly	10/21/30	USD	336	53,730	—	53,730
1-day SOFR, 4.41%	Quarterly	0.53%	Quarterly	10/21/30	USD	336	(55,129)	—	(55,129)
0.75%	Quarterly	1-day SOFR, 4.41%	Quarterly	10/21/35	USD	22	5,913	—	5,913
1-day Overnight Fed Funds Effective Rate, 4.33%	Quarterly	0.79%	Quarterly	10/21/35	USD	22	(5,713)	—	(5,713)
0.84%	Quarterly	1-day SOFR, 4.41%	Quarterly	10/21/40	USD	39	14,118	—	14,118
1-day Overnight Fed Funds Effective Rate, 4.33%	Quarterly	0.91%	Quarterly	10/21/40	USD	39	(13,546)	—	(13,546)
0.91%	Quarterly	1-day SOFR, 4.41%	Quarterly	10/21/50	USD	22	10,565	—	10,565
1-day Overnight Fed Funds Effective Rate, 4.33%	Quarterly	0.99%	Quarterly	10/21/50	USD	22	(10,077)	—	(10,077)

							$(501)	$—	$(501)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$—	$178,836	$(179,337)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$966	$—	$966
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	178,836	—	178,836

	$—	$—	$—	$—	$179,802	$—	$179,802

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$41,584	$—	$41,584
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	179,337	—	179,337

	$—	$—	$—	$—	$220,921	$—	$220,921

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

74	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series P Portfolio

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

Currency	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(280,287)	$—	$(280,287)
Swaps	—	—	—	—	(177)	—	(177)

	$—	$—	$—	$—	$(280,464)	$—	$(280,464)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(3,621)	$—	$(3,621)
Swaps	—	—	—	—	167	—	167

	$—	$—	$—	$—	$(3,454)	$—	$(3,454)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 243,885
Average notional value of contracts — short	5,361,660
Interest rate swaps:
Average notional value — pays fixed rate	3,586,431
Average notional value — receives fixed rate	3,586,431

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Investment Companies	$712,158	$—	$—	$712,158
Short-Term Securities
Money Market Funds	2,673,791	—	—	2,673,791

	$3,385,949	$—	$—	$3,385,949

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$966	$178,836	$—	$179,802
Liabilities
Interest Rate Contracts	(41,584)	(179,337)	—	(220,921)

	$(40,618)	$(501)	$—	$(41,119)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust
Series 2022-2, Class A, 3.39%, 05/15/27	USD 3,560	$3,554,413
Series 2022-3, Class A, 3.75%, 08/15/27	3,741	3,729,062
Series 2024-2, Class A, 5.24%, 04/15/31	406	419,670
AmeriCredit Automobile Receivables Trust, Series 2022-1, Class A3, 2.45%, 11/18/26	44	44,063
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR3, (3-mo. CME Term SOFR + 1.56%), 5.86%, 04/28/37(a)(b)	865	866,490
ARI Fleet Lease Trust
Series 2024-A, Class A2, 5.30%, 11/15/32(a)	219	219,919
Series 2024-B, Class A2, 5.54%, 04/15/33(a)	111	111,272
BA Credit Card Trust
Series 2022-A1, Class A1, 3.53%, 11/15/27	3,668	3,660,254
Series 2022-A2, Class A2, 5.00%, 04/15/28	822	824,424
Series 2024-A1, Class A, 4.93%, 05/15/29	1,383	1,401,102
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 5.66%, 01/20/31(a)(b)	149	148,774
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.63%, 04/30/31(a)(b)	247	246,932
BMW Vehicle Owner Trust
Series 2022-A, Class A3, 3.21%, 08/25/26	546	544,307
Series 2023-A, Class A3, 5.47%, 02/25/28	594	597,652
Series 2025-A, Class A3, 4.56%, 09/25/29	500	502,341
Canyon CLO Ltd., Series 2021-4A, Class B, (3-mo. CME Term SOFR + 1.96%), 6.26%, 10/15/34(a)(b)	250	249,337
Capital One Prime Auto Receivables Trust, Series 2022-2, Class A3, 3.66%, 05/17/27	1,093	1,088,210
CarMax Auto Owner Trust
Series 2022-2, Class A3, 3.49%, 02/16/27	947	943,617
Series 2022-3, Class A3, 3.97%, 04/15/27	650	648,302
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/28	2,680	2,710,359
Series 2024-A2, Class A, 4.63%, 01/15/31	293	295,806
Chesapeake Funding II LLC
Series 2023-2A, Class A1, 6.16%, 10/15/35(a)	249	253,006
Series 2024-1A, Class A1, 5.52%, 05/15/36(a)	451	455,400
CNH Equipment Trust
Series 2022-B, Class A3, 3.89%, 11/15/27	408	406,431
Series 2024-A, Class A3, 4.77%, 06/15/29	452	454,408
College Ave Student Loans LLC
Series 2021-B, Class A1, (1-mo. CME Term SOFR + 0.91%), 5.24%, 06/25/52(a)(b)	160	159,621
Series 2021-C, Class B, 2.72%, 07/26/55(a)	73	66,174
Series 2023-A, Class A1, (SOFR (30-day) + 1.90%), 6.24%, 05/25/55(a)(b)	381	389,227
Credit Acceptance Auto Loan Trust
Series 2022-1A, Class A, 4.60%, 06/15/32(a)	78	77,877
Series 2022-3A, Class A, 6.57%, 10/15/32(a)	148	148,281
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)	54	49,491
ELFI Graduate Loan Program LLC
Series 2022-A, Class A, 4.51%, 08/26/47(a)	412	402,107
Series 2023-A, Class A, 6.37%, 02/04/48(a)	393	411,566
Elmwood CLO III Ltd., Series 2019-3A, Class A2RR, (3-mo. CME Term SOFR + 1.60%), 5.89%, 07/18/37(a)(b)	425	424,041
Enterprise Fleet Financing LLC
Series 2023-2, Class A2, 5.56%, 04/22/30(a)	547	550,937
Series 2024-1, Class A2, 5.23%, 03/20/30(a)	351	353,172
Series 2024-1, Class A3, 5.16%, 09/20/30(a)	50	50,762

Security	Par (000)	Value

Asset-Backed Securities (continued)
Enterprise Fleet Financing LLC
Series 2024-3, Class A3, 4.98%, 08/21/28(a)	USD 200	$202,591
Series 2024-3, Class A4, 5.06%, 03/20/31(a)	66	67,166
Series 2024-4, Class A3, 4.56%, 11/20/28(a)	182	182,456
Series 2024-4, Class A4, 4.70%, 06/20/31(a)	50	50,209
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD 18	12,346
Ford Credit Auto Owner Trust
Series 2022-B, Class A4, 3.93%, 08/15/27	USD 417	415,295
Series 2023-1, Class A, 4.85%, 08/15/35(a)	1,380	1,395,172
Series 2023-2, Class A, 5.28%, 02/15/36(a)	1,125	1,151,677
Series 2023-A, Class A3, 4.65%, 02/15/28	172	171,927
Series 2024-1, Class A, 4.87%, 08/15/36(a)(c)	308	311,733
Series 2024-A, Class A3, 5.09%, 12/15/28	1,900	1,920,069
Ford Credit Auto Owner Trust/Ford Credit, Series 2025-1, Class A, 4.86%, 08/15/37(a)(c)	715	725,423
Ford Credit Floorplan Master Owner Trust A
Series 2018-4, Class A, 4.06%, 11/15/30	907	893,135
Series 2023-1, Class A1, 4.92%, 05/15/28(a)	1,246	1,251,388
Series 2023-1, Class A2, (SOFR (30-day) + 1.25%), 5.60%, 05/15/28(a)(b)	260	261,867
Series 2023-1, Class B, 5.31%, 05/15/28(a)	280	281,772
Series 2024-2, Class A, 5.24%, 04/15/31(a)	545	560,686
Foundation Finance Trust
Series 2024-1A, Class A, 5.50%, 12/15/49(a)	288	293,238
Series 2025-1A, Class A, 4.95%, 04/15/50(a)	378	379,033
FS Rialto Issuer Ltd., Series 2021-FL2, Class A, (1-mo. CME Term SOFR + 1.33%), 5.65%, 05/16/38(a)(b)	185	184,286
GM Financial Consumer Automobile Receivables Trust
Series 2022-1, Class A4, 1.51%, 04/17/28	277	271,191
Series 2022-2, Class A3, 3.10%, 02/16/27	306	304,406
Series 2022-2, Class A4, 3.25%, 04/17/28	629	620,845
Series 2022-3, Class A4, 3.71%, 12/16/27	887	879,801
Series 2023-4, Class A3, 5.78%, 08/16/28	668	676,699
Series 2024-4, Class A3, 4.40%, 08/16/29	1,103	1,104,418
GM Financial Revolving Receivables Trust
Series 2023-2, Class A, 5.77%, 08/11/36(a)	1,031	1,075,780
Series 2024-1, Class A, 4.98%, 12/11/36(a)	284	288,657
Series 2024-2, Class A, 4.52%, 03/11/37(a)	824	823,554
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/48(a)	121	94,045
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)	49	39,377
Series 2022-1GS, Class A, 2.70%, 01/20/49(a)	90	75,362
Series 2022-2CS, Class A, 4.00%, 04/20/49(a)	69	57,056
Series 2023-1GS, Class A, 5.52%, 02/22/55(a)	186	175,706
Series 2023-3C, Class A, 6.50%, 07/20/55(a)	225	220,548
GreatAmerica Leasing Receivables Funding LLC, Series 2024-2, Class A2, 5.28%, 03/15/27(a)	233	234,103
Honda Auto Receivables Owner Trust, Series 2023-4, Class A3, 5.67%, 06/21/28	937	948,288
Hyundai Auto Receivables Trust
Series 2022-B, Class A3, 3.72%, 11/16/26	169	168,669
Series 2023-A, Class A3, 4.58%, 04/15/27	726	725,295
Series 2023-B, Class A3, 5.48%, 04/17/28	1,424	1,435,378
Series 2023-C, Class A3, 5.54%, 10/16/28	1,087	1,101,257
Series 2024-A, Class A3, 4.99%, 02/15/29	966	974,844
Series 2024-B, Class A3, 4.84%, 03/15/29	1,338	1,347,699
Series 2024-C, Class A3, 4.41%, 05/15/29	1,622	1,624,174
Series 2025-A, Class A3, 4.32%, 10/15/29	366	365,567
John Deere Owner Trust Series 2023-B, Class A3, 5.18%, 03/15/28	529	532,133

76	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
John Deere Owner Trust Series 2024-A, Class A3, 4.96%, 11/15/28	USD 981	$990,806
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95%, 11/15/28	760	772,311
MMAF Equipment Finance LLC, Series 2024-A, Class A3, 4.95%, 07/14/31(a)	150	151,328
Navient Private Education Loan Trust, Series 2020-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 5.33%, 11/15/68(a)(b)	836	834,559
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)	132	129,778
Series 2019-GA, Class A, 2.40%, 10/15/68(a)	58	55,971
Series 2020-BA, Class A2, 2.12%, 01/15/69(a)	231	218,052
Series 2020-DA, Class A, 1.69%, 05/15/69(a)	279	262,783
Series 2020-FA, Class A, 1.22%, 07/15/69(a)	398	370,680
Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)	610	562,408
Series 2021-A, Class A, 0.84%, 05/15/69(a)	50	45,916
Series 2021-BA, Class A, 0.94%, 07/15/69(a)	318	289,283
Series 2022-BA, Class A, 4.16%, 10/15/70(a)	762	745,941
Navient Student Loan Trust, Series 2023-BA, Class A1B, (SOFR (30-day) + 1.70%), 6.05%, 03/15/72(a)(b)	212	212,898
Navistar Financial Dealer Note Master Owner Trust, Series 2024-1, Class A, 5.59%, 04/25/29(a)	390	394,057
Navistar Financial Dealer Note Master Owner Trust II, Series 2023-1, Class A, 6.18%, 08/25/28(a)	167	167,696
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)	416	386,710
Series 2021-CA, Class AFL, (1-mo. CME Term SOFR + 0.85%), 5.17%, 04/20/62(a)(b)	310	308,408
Series 2025-AA, Class A1B, (SOFR (30-day) + 1.10%), 5.44%, 03/15/57(a)(b)	407	404,481
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 5.48%, 10/15/29(a)(b)	249	248,601
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A3, 4.91%, 11/15/27	1,809	1,812,622
OCP CLO Ltd., Series 2016-12A, Class BAR3, (3-mo. CME Term SOFR + 1.68%), 5.97%, 10/18/37(a)(b)	260	259,383
OHA Credit Partners XVI, Series 2021-16A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.64%, 10/18/37(a)(b)	420	420,449
OneMain Direct Auto Receivables Trust, Series 2021- 1A, Class A, 0.87%, 07/14/28(a)	399	394,176
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)	402	389,422
Series 2023-1A, Class A, 5.50%, 06/14/38(a)	150	153,237
OZLM XXII Ltd., Series 2018-22A, Class A2, (3-mo. CME Term SOFR + 1.76%), 6.06%, 01/17/31(a)(b)	250	249,350
Pagaya AI Technology in Housing Trust, Series 2023-1, Class A, 3.60%, 10/25/40(a)	495	470,396
Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.06%), 5.36%, 07/20/29(a)(b)	52	52,278
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 5.56%, 10/20/31(a)(b)	180	179,865
PFS Financing Corp.
Series 2022-D, Class A, 4.27%, 08/15/27(a)	706	704,802
Series 2023-A, Class A, 5.80%, 03/15/28(a)	1,030	1,041,719
Series 2023-C, Class A, 5.52%, 10/15/28(a)	432	439,057
Series 2024-D, Class A, 5.34%, 04/15/29(a)	115	117,038

Security	Par (000)	Value

Asset-Backed Securities (continued)
PFS Financing Corp. Series 2025-B, Class A, 4.85%, 02/15/30(a)	USD 628	$633,258
Porsche Financial Auto Securitization Trust, Series 2024-1A, Class A3, 4.44%, 01/22/30(a)	2,163	2,166,405
Prodigy Finance DAC, Series 2021-1A, Class A, (1-mo. CME Term SOFR + 1.36%), 5.69%, 07/25/51(a)(b)	38	38,287
Progress Residential Trust, Series 2021-SFR10, Class A, 2.39%, 12/17/40(a)	459	427,755
Regional Management Issuance Trust
Series 2021-1, Class A, 1.68%, 03/17/31(a)	17	16,662
Series 2024-1, Class A, 5.83%, 07/15/36(a)	103	105,065
Series 2024-2, Class A, 5.11%, 12/15/33(a)	100	100,431
Santander Drive Auto Receivables Trust, Series 2023-5, Class A3, 6.02%, 09/15/28	896	902,097
SFS Auto Receivables Securitization Trust, Series 2025-1A, Class A3, 4.75%, 07/22/30(a)	450	453,289
SLM Student Loan Trust, Series 2013-4, Class A, (SOFR (30-day) + 0.66%), 5.00%, 06/25/43(b)	119	117,697
SMB Private Education Loan Trust
Series 2017-A, Class A2B, (1-mo. CME Term SOFR + 1.01%), 5.33%, 09/15/34(a)(b)	133	133,059
Series 2019-B, Class A2B, (1-mo. CME Term SOFR + 1.11%), 5.43%, 06/15/37(a)(b)	423	423,765
Series 2021-A, Class A2A1, (1-mo. CME Term SOFR + 0.84%), 5.16%, 01/15/53(a)(b)	645	632,701
Series 2021-A, Class APL, (1-mo. CME Term SOFR + 0.84%), 5.16%, 01/15/53(a)(b)	757	743,326
Series 2022-A, Class APT, 2.85%, 11/16/54(a)	525	490,047
Series 2022-B, Class A1A, 3.94%, 02/16/55(a)	541	523,867
Series 2023-B, Class A1B, (SOFR (30-day) + 1.80%), 6.15%, 10/16/56(a)(b)	598	609,423
Series 2023-C, Class A1A, 5.67%, 11/15/52(a)	132	133,853
Series 2024-A, Class A1B, (SOFR (30-day) + 1.45%), 5.80%, 03/15/56(a)(b)	680	683,012
Series 2024-C, Class A1A, 5.50%, 06/17/52(a)	1,081	1,102,565
SoFi Consumer Loan Program Trust, Series 2025-1, Class A, 4.80%, 02/27/34(a)	343	343,177
SoFi Personal Loan Trust
Series 2023-1A, Class A, 6.00%, 11/12/30(a)	120	121,929
Series 2024-1A, Class A, 6.06%, 02/12/31(a)	221	222,378
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)	138	132,199
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)	196	182,806
Toyota Auto Loan Extended Note Trust, Series 2023-1A, Class A, 4.93%, 06/25/36(a)	1,000	1,015,728
Toyota Auto Receivables Owner Trust
Series 2022-B, Class A3, 2.93%, 09/15/26	337	335,814
Series 2022-B, Class A4, 3.11%, 08/16/27	573	565,820
Series 2023-C, Class A3, 5.16%, 04/17/28	340	342,169
Verizon Master Trust
Series 2024-1, Class A1A, 5.00%, 12/20/28	1,783	1,789,067
Series 2024-2, Class A, 4.83%, 12/22/31(a)	266	269,116
Series 2024-8, Class A1A, 4.62%, 11/20/30	1,042	1,048,997
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 06/22/26	16	15,860

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
WF Card Issuance Trust, Series 2024-A1, Class A, 4.94%, 02/15/29	USD 1,902	$1,924,912
Whitebox CLO I Ltd., Series 2019-1A, Class A1RR, (3-mo. CME Term SOFR + 1.32%), 5.62%, 07/24/36(a)(b)	410	409,795

Total Asset-Backed Securities — 24.1% (Cost: $87,631,428)		87,727,920

Corporate Bonds

Aerospace & Defense — 0.8%
BAE Systems PLC, 5.00%, 03/26/27(a)	425	428,678
L3Harris Technologies, Inc.
5.40%, 01/15/27	569	577,155
5.05%, 06/01/29	495	501,410
RTX Corp.
2.65%, 11/01/26	38	37,009
3.50%, 03/15/27	470	461,762
3.13%, 05/04/27	770	749,299

		2,755,313

Automobile Components — 0.1%
Aptiv Swiss Holdings Ltd., 4.65%, 09/13/29	440	433,590

Automobiles — 0.1%
Stellantis NV, 3.38%, 11/19/28(d)	EUR 200	216,903
Traton Finance Luxembourg SA, 4.13%, 11/22/25(d)	100	108,879

		325,782

Banks — 8.7%
Bank of America Corp.
1.32%, 06/19/26	USD 2,942	2,920,973
3.56%, 04/23/27	914	904,093
2.55%, 02/04/28	415	400,364
6.20%, 11/10/28	1,235	1,283,560
4.98%, 01/24/29	890	899,021
5.82%, 09/15/29	166	172,030
5.16%, 01/24/31	751	761,352
Barclays PLC, 5.69%, 03/12/30	390	399,859
Citigroup, Inc.
3.11%, 04/08/26	507	506,832
5.61%, 09/29/26	2,083	2,092,981
3.20%, 10/21/26	1,190	1,166,568
4.79%, 03/04/29	1,035	1,037,252
5.17%, 02/13/30	370	374,815
4.54%, 09/19/30	525	517,920
Goldman Sachs Bank U.S.A., 5.41%, 05/21/27	204	205,932
JPMorgan Chase & Co.
2.08%, 04/22/26	1,040	1,038,302
1.05%, 11/19/26	915	895,042
3.96%, 01/29/27	97	96,516
6.07%, 10/22/27	1,036	1,060,460
5.57%, 04/22/28	585	596,691
4.98%, 07/22/28	1,999	2,016,839
4.92%, 01/24/29	1,090	1,100,365
5.30%, 07/24/29	1,213	1,237,743
5.00%, 07/22/30	505	509,571
5.14%, 01/24/31	867	880,521
KeyCorp, 5.12%, 04/04/31	200	200,878
Morgan Stanley Bank N.A.
4.45%, 10/15/27	825	823,963
4.95%, 01/14/28	915	920,723
4.97%, 07/14/28	765	771,650
5.02%, 01/12/29	300	303,601

Security	Par (000)	Value

Banks (continued)
Royal Bank of Canada, 4.88%, 01/12/26	USD 12	$12,047
Truist Financial Corp.
6.05%, 06/08/27	667	678,104
5.44%, 01/24/30	147	150,027
U.S. Bancorp, 5.38%, 01/23/30	252	257,106
Wells Fargo & Co.
4.54%, 08/15/26	55	54,974
5.71%, 04/22/28	165	168,607
3.58%, 05/22/28	440	430,793
5.57%, 07/25/29	1,295	1,330,210
5.20%, 01/23/30	260	264,356
5.24%, 01/24/31	389	395,521
Series W, 4.90%, 01/24/28	821	825,629
Westpac Banking Corp., 4.18%, 05/22/28(a)	1,205	1,202,528

		31,866,319

Biotechnology — 0.4%
AbbVie, Inc.
4.80%, 03/15/29	381	385,837
3.20%, 11/21/29	155	146,418
Amgen, Inc.
2.60%, 08/19/26	346	337,694
4.05%, 08/18/29	187	182,846
Gilead Sciences, Inc., 4.80%, 11/15/29	405	409,074

		1,461,869

Capital Markets — 3.6%
Ares Strategic Income Fund, 5.70%, 03/15/28(a)	1,000	1,000,023
Bain Capital Specialty Finance, Inc., 5.95%, 03/15/30 .	110	108,110
Blackstone Private Credit Fund, 5.60%, 11/22/29(a)	425	421,428
Blue Owl Credit Income Corp., 6.60%, 09/15/29(a)	150	152,423
Deutsche Bank AG, 5.37%, 01/10/29	336	339,711
Goldman Sachs Group, Inc. (The)
3.85%, 01/26/27	687	680,364
1.95%, 10/21/27	1,748	1,676,669
2.64%, 02/24/28	400	386,090
3.69%, 06/05/28	682	668,970
4.48%, 08/23/28	940	937,718
5.05%, 07/23/30	730	736,051
5.21%, 01/28/31	655	663,910
HPS Corporate Lending Fund, 5.45%, 01/14/28(a)	95	94,775
Morgan Stanley
3.88%, 01/27/26	1,221	1,214,800
1.59%, 05/04/27	1,504	1,456,538
6.30%, 10/18/28	450	467,976
5.04%, 07/19/30	1,092	1,101,124
5.23%, 01/15/31	400	406,508
Oaktree Specialty Lending Corp., 6.34%, 02/27/30	205	204,176
UBS AG, 5.00%, 07/09/27	491	496,653

		13,214,017

Consumer Finance — 1.0%
American Express Co., 5.09%, 01/30/31	295	298,729
Capital One Financial Corp.
4.99%, 07/24/26	300	300,080
1.88%, 11/02/27	488	466,803
6.31%, 06/08/29	343	356,674
Ford Motor Credit Co. LLC
5.80%, 03/05/27	255	256,104
4.95%, 05/28/27	215	211,875
7.35%, 11/04/27	470	487,010
General Motors Financial Co., Inc.
2.35%, 02/26/27	340	324,450
5.55%, 07/15/29	152	153,190

78	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
Synchrony Financial
5.94%, 08/02/30	USD 115	$116,618
5.45%, 03/06/31	570	565,915

		3,537,448

Containers & Packaging — 0.0%
Amcor Flexibles North America, Inc., 5.10%, 03/17/30(a)	190	191,523

Diversified REITs — 3.9%
American Tower Corp.
3.38%, 10/15/26	571	560,719
3.65%, 03/15/27	531	522,020
3.55%, 07/15/27	516	504,453
5.20%, 02/15/29	164	166,619
2.90%, 01/15/30	350	321,951
5.00%, 01/31/30	229	230,873
4.90%, 03/15/30	530	532,805
Crown Castle, Inc.
1.05%, 07/15/26	618	589,085
3.65%, 09/01/27	325	316,622
Equinix, Inc.
1.45%, 05/15/26	125	120,808
2.90%, 11/18/26	672	654,217
1.80%, 07/15/27	1,027	965,805
1.55%, 03/15/28	213	195,443
2.00%, 05/15/28	300	277,693
3.20%, 11/18/29	555	519,183
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	1,985	1,991,231
VICI Properties LP
4.38%, 05/15/25	2,479	2,476,414
4.75%, 02/15/28	236	236,016
04/01/28(e)	110	110,219
4.95%, 02/15/30	410	406,459
VICI Properties LP/VICI Note Co., Inc.
4.63%, 06/15/25(a)	538	537,863
4.25%, 12/01/26(a)	500	494,536
5.75%, 02/01/27(a)	385	389,995
4.50%, 01/15/28(a)	170	167,855
3.88%, 02/15/29(a)	75	71,604
4.63%, 12/01/29(a)	532	516,101
4.13%, 08/15/30(a)	260	244,748

		14,121,337

Diversified Telecommunication Services — 0.2%
AT&T Inc., 1.65%, 02/01/28	435	402,401
NTT Finance Corp., 4.37%, 07/27/27(a)	275	274,897

		677,298

Electric Utilities — 3.2%
AEP Texas, Inc.
3.95%, 06/01/28	110	107,812
5.45%, 05/15/29	576	589,530
Dominion Energy, Inc., 5.00%, 06/15/30	305	306,498
Duke Energy Carolinas LLC, 4.85%, 03/15/30	335	338,387
Duke Energy Corp.
2.65%, 09/01/26	409	398,241
4.85%, 01/05/29	840	845,181
Edison International, 4.70%, 08/15/25	380	380,005
Evergy Kansas Central, Inc., 4.70%, 03/13/28	475	476,669
Eversource Energy
4.75%, 05/15/26	285	285,129
2.90%, 03/01/27	353	341,906
5.45%, 03/01/28	245	250,341

Security	Par (000)	Value

Electric Utilities (continued)
Exelon Corp.
5.15%, 03/15/28	USD 253	$257,076
5.15%, 03/15/29	270	274,562
FirstEnergy Corp.
Series B, 3.90%, 07/15/27	230	226,153
Series B, 2.25%, 09/01/30	237	206,101
FirstEnergy Transmission LLC, 4.55%, 01/15/30	175	172,583
National Rural Utilities Cooperative Finance Corp., 4.75%, 02/07/28	280	282,772
NextEra Energy Capital Holdings, Inc.
4.85%, 02/04/28	485	490,703
1.90%, 06/15/28	112	103,326
NRG Energy, Inc., 2.45%, 12/02/27(a)	243	227,916
Oncor Electric Delivery Co. LLC, 4.65%, 11/01/29	500	500,496
Pacific Gas & Electric Co.
3.45%, 07/01/25	255	253,981
(3-mo. SOFR Index + 0.95%), 5.31%, 09/04/25(b)	720	720,067
4.65%, 08/01/28	120	118,644
5.55%, 05/15/29	1,330	1,348,155
Public Service Enterprise Group, Inc., 4.90%, 03/15/30	385	386,820
San Diego Gas & Electric Co., 4.95%, 08/15/28	25	25,346
Southern California Edison Co.
5.65%, 10/01/28	110	112,619
5.15%, 06/01/29	122	122,792
Southern Co. (The), 5.50%, 03/15/29	719	741,511
Texas Electric Market Stabilization Funding N LLC, Series A-1, 4.27%, 08/01/34(a)	283	279,782
Vistra Operations Co. LLC
5.05%, 12/30/26(a)	120	120,341
3.70%, 01/30/27(a)	265	259,353

		11,550,798

Electrical Equipment — 0.0%
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 3.40%, 05/01/30	39	36,348

Financial Services — 1.0%
Aviation Capital Group LLC, 4.75%, 04/14/27(a)	435	435,303
Fidelity National Information Services, Inc.
1.15%, 03/01/26	349	338,308
1.65%, 03/01/28	225	207,215
Glencore Funding LLC
4.00%, 03/27/27(a)	916	903,496
04/01/28(a)(e)	230	230,939
5.40%, 05/08/28(a)	254	258,476
6.13%, 10/06/28(a)	423	440,232
5.37%, 04/04/29(a)	310	315,062
TER Finance Jersey Ltd., Series 22, 0.00%, 10/02/25(a)(f)	580	559,115

		3,688,146

Food Products — 0.1%
Mars, Inc., 4.80%, 03/01/30(a)	390	392,231

Ground Transportation — 0.3%
Canadian Pacific Railway Co., 4.00%, 06/01/28	114	112,071
Norfolk Southern Corp., 2.90%, 06/15/26	145	142,485
Ryder System, Inc.
2.85%, 03/01/27	370	357,951
5.25%, 06/01/28	130	132,286
4.90%, 12/01/29	65	65,322
Uber Technologies, Inc., 4.30%, 01/15/30	410	402,650

		1,212,765

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies — 0.2%
Becton Dickinson & Co., 5.08%, 06/07/29	USD 600	$608,942
Edwards Lifesciences Corp., 4.30%, 06/15/28	12	11,850

		620,792

Health Care Providers & Services — 1.1%
Elevance Health, Inc., 5.15%, 06/15/29	414	422,406
HCA, Inc.
5.25%, 06/15/26	590	591,724
5.38%, 09/01/26	876	880,814
5.00%, 03/01/28	49	49,399
5.63%, 09/01/28	727	743,576
4.13%, 06/15/29	610	592,297
5.25%, 03/01/30	410	414,864
Humana, Inc., 5.75%, 03/01/28	124	127,460
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25	114	111,611

		3,934,151

Health Care REITs — 0.0%
Healthpeak OP LLC, 1.35%, 02/01/27	10	9,428

Industrial Conglomerates — 0.2%
3M Co., 4.80%, 03/15/30	325	326,009
Honeywell International, Inc., 4.70%, 02/01/30	320	321,727

		647,736

Interactive Media & Services — 0.1%
Netflix, Inc.
5.88%, 11/15/28	215	224,855
4.88%, 06/15/30(a)	280	282,959

		507,814

IT Services — 0.2%
Gartner, Inc., 4.50%, 07/01/28(a)	110	107,849
Global Payments, Inc.
1.20%, 03/01/26	282	273,105
4.80%, 04/01/26	178	178,045

		558,999

Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.15%, 11/10/26	1,335	1,362,091
4.20%, 03/15/28	813	797,292
2.25%, 01/15/29	332	299,007
Discovery Communications LLC, 4.90%, 03/11/26	133	133,007
Warnermedia Holdings, Inc., 3.76%, 03/15/27	20	19,507

		2,610,904

Metals & Mining — 0.1%
Anglo American Capital PLC, 3.75%, 06/15/29(d)	EUR 380	419,913

Multi-Utilities — 0.0%
Sempra, 3.30%, 04/01/25	USD 148	148,000

Oil, Gas & Consumable Fuels — 3.5%
Canadian Natural Resources Ltd., 5.00%, 12/15/29(a)	300	299,842
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	600	572,946
Cheniere Energy Partners LP, 4.50%, 10/01/29	1,113	1,082,544
Diamondback Energy, Inc.
3.50%, 12/01/29	493	466,292
5.15%, 01/30/30	480	487,280
Enbridge, Inc., 5.25%, 04/05/27	330	334,149
Energy Transfer LP
4.20%, 04/15/27	126	124,935
5.50%, 06/01/27	735	746,181

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP
6.10%, 12/01/28	USD 827	$863,413
5.25%, 07/01/29	365	370,314
5.20%, 04/01/30	400	404,518
EQT Corp.
3.13%, 05/15/26(a)	111	109,034
3.90%, 10/01/27	521	511,678
5.00%, 01/15/29	188	189,233
7.00%, 02/01/30	284	306,241
Marathon Petroleum Corp., 4.70%, 05/01/25	235	234,942
MPLX LP
1.75%, 03/01/26	886	862,830
4.25%, 12/01/27	129	127,862
Occidental Petroleum Corp., 5.00%, 08/01/27	255	255,852
Sabine Pass Liquefaction LLC
5.88%, 06/30/26	1,198	1,208,323
5.00%, 03/15/27	101	101,458
4.20%, 03/15/28	657	649,608
Targa Resources Corp.
5.20%, 07/01/27	527	533,238
6.15%, 03/01/29	660	690,114
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30	918	926,555
Williams Cos., Inc. (The), 3.75%, 06/15/27	153	150,401

		12,609,783

Passenger Airlines — 0.4%
AS Mileage Plan IP Ltd., 5.02%, 10/20/29(a)	545	533,709
Delta Air Lines, Inc., 7.00%, 05/01/25(a)	970	971,305

		1,505,014

Retail REITs — 0.1%
Realty Income Corp., 3.25%, 06/15/29	258	243,841

Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc.
5.05%, 07/12/27	274	277,454
4.80%, 04/15/28	505	508,706
Intel Corp., 5.13%, 02/10/30	310	312,179
Microchip Technology, Inc., 5.05%, 03/15/29	300	302,031
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25	655	653,097

		2,053,467

Software — 0.8%
AppLovin Corp., 5.13%, 12/01/29	1,622	1,628,284
Oracle Corp.
2.65%, 07/15/26	71	69,313
2.80%, 04/01/27	195	188,860
3.25%, 11/15/27	738	715,429
Synopsys, Inc.
4.65%, 04/01/28	190	191,087
4.85%, 04/01/30	240	241,579
Workday, Inc., 3.50%, 04/01/27	74	72,556

		3,107,108

Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 04/01/28(e)	310	311,417

Tobacco — 1.0%
Altria Group, Inc.
6.20%, 11/01/28	399	419,011
4.80%, 02/14/29	625	626,274
BAT Capital Corp., 3.56%, 08/15/27	886	864,596
BAT International Finance PLC 1.67%, 03/25/26	91	88,379

80	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Tobacco (continued)
BAT International Finance PLC
4.45%, 03/16/28	USD 277		$275,656
5.93%, 02/02/29	555		578,442
Philip Morris International, Inc.
4.88%, 02/15/28	778		788,262
3.13%, 03/02/28	152		146,553

			3,787,173

Wireless Telecommunication Services — 1.1%
Rogers Communications, Inc.
2.90%, 11/15/26	60		58,396
3.20%, 03/15/27	825		802,647
5.00%, 02/15/29	435		435,390
T-Mobile U.S.A., Inc.
1.50%, 02/15/26	260		252,894
3.75%, 04/15/27	147		144,872
4.75%, 02/01/28	868		866,941
2.05%, 02/15/28	1,078		1,006,833
3.38%, 04/15/29	410		389,453

			3,957,426

Total Corporate Bonds — 33.6% (Cost: $121,539,769)			122,497,750

Foreign Government Obligations

Canada — 0.4%
OMERS Finance Trust, 4.38%, 03/20/30(a)	550		551,236
Ontario Teachers’ Finance Trust, 4.25%, 04/25/28(a)	965		966,960

			1,518,196

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 01/23/31	0	(g)	3

Total Foreign Government Obligations — 0.4% (Cost: $1,512,888)			1,518,199

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 4.8%
ACRA Trust, Series 2024-NQM1, Class A1, 5.61%, 10/25/64(a)(c)	400		399,672
Angel Oak Mortgage Trust
Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(b)	110		102,702
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(b)	261		246,241
Series 2023-6, Class A1, 6.50%, 12/25/67(a)(c)	153		154,069
Series 2025-2, Class A1, 5.64%, 02/25/70(a)(c)	218		219,429
Arroyo Mortgage Trust, Series 2022-2, Class A1, 4.95%, 07/25/57(a)(c)	221		219,232
Barclays Mortgage Loan Trust, Series 2024-NQM1, Class A1, 5.90%, 01/25/64(a)(c)	357		358,580
BRAVO Residential Funding Trust
Series 2023-NQM6, Class A1, 6.60%, 09/25/63(a)(c).	330		332,500
Series 2025-NQM2, Class A1, 5.68%, 11/25/64(a)(c) .	322		323,428
Series 2025-NQM3, Class A1, 5.57%, 03/25/65(a)(c).	150		149,998
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1, 2.72%, 11/25/59(a)(c)	174		171,838
Chase Home Lending Mortgage Trust
Series 2019-ATR2, Class A3, 3.50%, 07/25/49(a)(b) .	126		114,269
Series 2025-3, Class A11, (SOFR (30-day) + 1.30%), 5.65%, 02/25/56(a)(b)	590		589,998
COLT Mortgage Loan Trust
Series 2022-3, Class A1, 3.90%, 02/25/67(a)(b)	110		105,811
Series 2023-2, Class A1, 6.60%, 07/25/68(a)(c)	217		219,176
Series 2025-INV2, Class A1, 5.60%, 02/25/70(a)(c)	189		189,471

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Trust, Series 2022- ATH1, Class A1A, 2.87%, 01/25/67(a)(b)	USD 226	$215,008
Cross Mortgage Trust, Series 2025-H2, Class A1, 5.36%, 03/25/70(a)(b)	352	353,103
Flagstar Mortgage Trust
Series 2020-1INV, Class A11, (1-mo. CME Term SOFR + 0.96%), 5.29%, 03/25/50(a)(b)	376	362,012
Series 2021-12, Class A19, 5.00%, 11/25/51(a)(b)	595	585,245
GCAT Trust, Series 2021-NQM7, Class A1, 1.92%, 08/25/66(a)(b)	181	167,040
Homes Trust
Series 2023-NQM2, Class A1, 6.46%, 02/25/68(a)(c)	418	420,102
Series 2024-NQM2, Class A1, 5.72%, 10/25/69(a)(c)	495	496,067
Homeward Opportunities Fund I Trust
Series 2020-2, Class A3, 3.20%, 05/25/65(a)(b)	200	197,230
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(c)	160	159,035
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(b)	125	122,819
Series 2023-DSC1, Class A1, 4.63%, 07/25/63(a)(b)	338	327,663
Series 2024-2, Class A3, 6.00%, 08/25/54(a)(b)	100	100,361
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52(a)(b)	393	333,394
MFA Trust
Series 2021-INV2, Class A1, 1.91%, 11/25/56(a)(b)	234	206,081
Series 2023-INV2, Class A1, 6.78%, 10/25/58(a)(c)	138	139,841
Series 2023-NQM3, Class A1, 6.62%, 07/25/68(a)(c)	344	346,095
Series 2025-NQM1, Class A1, 5.44%, 03/25/70(a)(b)	727	725,907
Mill City Mortgage Loan Trust
Series 2017-1, Class M2, 3.25%, 11/25/58(a)(b)	136	133,676
Series 2017-3, Class A1, 2.75%, 01/25/61(a)(b)	23	23,231
Series 2023-NQM2, Class A1, 6.24%, 12/25/67(a)(c)	436	437,324
Mill City Mortgage Trust, Series 2015-2, Class M3, 3.72%, 09/25/57(a)(b)	364	358,562
New Residential Mortgage Loan Trust
Series 2020-1A, Class A1B, 3.50%, 10/25/59(a)(b)	266	249,155
Series 2025-NQM2, Class A1, 5.57%, 05/25/65(a)(c)	281	281,110
OBX Trust
Series 2020-EXP3, Class 2A1B, (1-mo. CME Term SOFR + 1.01%), 5.34%, 01/25/60(a)(b)	572	573,041
Series 2022-INV3, Class A1, 3.00%, 02/25/52(a)(b)	177	150,526
Series 2023-NQM6, Class A1, 6.52%, 07/25/63(a)(c)	411	415,744
Series 2025-NQM3, Class A1, 5.65%, 12/01/64(a)(c)	172	172,889
Series 2025-NQM4, Class A1, 5.40%, 02/25/55(a)(c)	362	360,724
PRET Trust, Series 2025-RPL2, Class A1, 4.00%, 08/25/64(a)(c)	100	95,302
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(b)	.291	253,384
Series 2023-AFC3, Class A1, 6.58%, 09/25/58(a)(c)	.371	374,442
PRP Advisors LLC
Series 2023-NQM2, Class A1, 6.25%, 08/25/68(a)(c)	124	124,247
Series 2024-NQM2, Class A1, 6.33%, 06/25/69(a)(c)	96	97,629
Series 2024-RCF1, Class A1, 4.00%, 01/25/54(a)(c)	90	87,739
Series 2025-NQM1, Class A1, 5.80%, 11/25/69(a)(c)	279	279,676
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)	405	344,462
Residential Mortgage Loan Trust, Series 2019-3, Class M1, 3.26%, 09/25/59(a)(b)	443	435,465
Sequoia Mortgage Trust, Series 2024-HYB1, Class A1A, 4.55%, 11/25/63(a)(b)	475	469,846
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(a)(c)	132	131,733

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(b)	USD 110	$105,122
Towd Point Mortgage Trust
Series 2015-1, Class A5, 4.74%, 10/25/53(a)(b)	381	378,127
Series 2016-2, Class M1, 3.00%, 08/25/55(a)(b)	222	217,446
Series 2017-4, Class A1, 2.75%, 06/25/57(a)(b)	57	55,773
Series 2018-1, Class A1, 3.00%, 01/25/58(a)(b)	143	140,442
Series 2018-2, Class A1, 3.25%, 03/25/58(a)(b)	386	378,708
Series 2018-6, Class A1A, 3.75%, 03/25/58(a)(b)	376	371,864
Verus Securitization Trust
Series 2022-1, Class A1, 2.72%, 01/25/67(a)(c)	134	123,325
Series 2022-2, Class A1, 4.26%, 02/25/67(a)(c)	217	206,526
Series 2022-3, Class A1, 4.13%, 02/25/67(a)(c)	319	301,077
Series 2022-INV2, Class A1, 6.79%, 10/25/67(a)(c)	205	205,965
Series 2023-2, Class A1, 6.19%, 03/25/68(a)(c)	176	176,748

		17,664,447

Commercial Mortgage-Backed Securities — 9.4%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1-mo. CME Term SOFR + 1.18%), 5.50%, 09/15/34(a)(b)	600	588,750
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1-mo. CME Term SOFR + 1.26%), 5.58%, 04/15/34(a)(b)	420	396,900
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class ASB, 2.58%, 05/15/53(a)	500	477,072
BANK5
Series 2024-5YR10, Class A3, 5.30%, 10/15/57	975	990,715
Series 2024-5YR11, Class A3, 5.89%, 11/15/57	195	202,940
Series 2024-5YR8, Class A3, 5.88%, 08/15/57	220	229,134
Barclays Commercial Mortgage Trust, Series 2019-C5, Class ASB, 2.99%, 11/15/52	226	219,050
BBCMS Mortgage Trust
Series 2018-TALL, Class A, (1-mo. CME Term SOFR + 0.92%), 5.24%, 03/15/37(a)(b)	100	94,759
Series 2024-5C29, Class A3, 5.21%, 09/15/57	640	648,371
Series 2024-5C31, Class A3, 5.61%, 12/15/57	390	401,659
Series 2025-5C33, Class A4, 5.84%, 03/15/58	250	259,842
Benchmark Mortgage Trust
Series 2022-B34, Class AM, 3.83%, 04/15/55(b)	265	236,899
Series 2024-V12, Class A3, 5.74%, 12/15/57	1,100	1,138,189
BFLD Trust
Series 2024-UNIV, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 11/15/41(a)(b)	100	99,875
Series 2024-UNIV, Class B, (1-mo. CME Term SOFR + 1.84%), 6.16%, 11/15/41(a)(b)	70	69,913
Series 2024-WRHS, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 08/15/26(a)(b)	278	277,056
BMO Mortgage Trust
Series 2024-5C6, Class A3, 5.32%, 09/15/57	330	335,286
Series 2024-5C8, Class A3, 5.63%, 12/15/57(b)	390	401,307
Series 2025-5C9, Class AS, 6.17%, 04/15/58(b)	155	160,292
Series 2025-C11, Class A5, 5.69%, 02/15/58	216	225,130
Series 2025-C11, Class ASB, 5.68%, 02/15/58	185	192,801
BX Commercial Mortgage Trust
Series 2022-LP2, Class A, (1-mo. CME Term SOFR + 1.01%), 5.33%, 02/15/39(a)(b)	184	183,696
Series 2023-XL3, Class A, (1-mo. CME Term SOFR + 1.76%), 6.08%, 12/09/40(a)(b)	344	343,684
Series 2024-AIRC, Class A, (1-mo. CME Term SOFR + 1.69%), 6.01%, 08/15/39(a)(b)	450	450,000
Series 2024-AIRC, Class B, (1-mo. CME Term SOFR + 2.14%), 6.46%, 08/15/39(a)(b)	330	329,794

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust
Series 2024-BRBK, Class A, (1-mo. CME Term SOFR + 2.88%), 7.20%, 10/15/41(a)(b)	USD 201	$201,360
Series 2024-GPA3, Class A, (1-mo. CME Term SOFR + 1.29%), 5.61%, 12/15/39(a)(b)	234	233,842
Series 2024-MF, Class B, (1-mo. CME Term SOFR + 1.69%), 6.01%, 02/15/39(a)(b)	124	123,886
BX Trust
Series 2022-IND, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 04/15/37(a)(b)	562	562,126
Series 2023-DELC, Class A, (1-mo. CME Term SOFR + 2.69%), 7.01%, 05/15/38(a)(b)	460	460,288
Series 2024-BIO, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 02/15/41(a)(b)	626	625,218
Series 2024-CNYN, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 04/15/41(a)(b)	112	111,875
Series 2024-PAT, Class A, (1-mo. CME Term SOFR + 2.09%), 6.41%, 03/15/41(a)(b)	250	249,688
Series 2024-PAT, Class B, (1-mo. CME Term SOFR + 3.04%), 7.36%, 03/15/41(a)(b)	100	99,875
Series 2024-VLT4, Class A, (1-mo. CME Term SOFR + 1.49%), 5.81%, 07/15/29(a)(b)	380	378,100
Series 2025-ROIC, Class A, (1-mo. CME Term SOFR + 1.14%), 5.46%, 03/15/30(a)(b)	808	803,969
CALI Mortgage Trust, Series 2024-SUN, Class A, (1-mo. CME Term SOFR + 1.89%), 6.21%, 07/15/41(a)(b)	260	260,000
CD Mortgage Trust
Series 2016-CD2, Class A4, 3.53%, 11/10/49(b)	520	499,527
Series 2017-CD5, Class A4, 3.43%, 08/15/50	525	506,962
Series 2017-CD5, Class AAB, 3.22%, 08/15/50	450	441,469
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A3, 3.22%, 11/10/49(b)	820	798,559
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class A5, 3.72%, 09/15/48	145	144,158
Series 2016-C3, Class AAB, 2.98%, 11/15/49	267	264,029
Series 2018-B2, Class A4, 4.01%, 03/10/51	535	522,330
COAST Commercial Mortgage Trust, Series 2023- 2HTL, Class A, (1-mo. CME Term SOFR + 2.59%), 6.91%, 08/15/36(a)(b)	300	299,356
Commercial Mortgage Trust
Series 2015-CR24, Class B, 4.35%, 08/10/48(b)	500	489,687
Series 2015-CR25, Class A3, 3.51%, 08/10/48	607	605,315
Series 2015-CR25, Class A4, 3.76%, 08/10/48	1,400	1,392,899
Series 2015-LC23, Class A4, 3.77%, 10/10/48	550	545,489
CONE Trust, Series 2024-DFW1, Class A, (1-mo. CME Term SOFR + 1.64%), 5.96%, 08/15/41(a)(b)	190	188,575
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.76%, 09/15/52	1,000	921,034
ELM Trust
Series 2024-ELM, Class A10, 5.41%, 06/10/39(a)(b)	730	739,360
Series 2024-ELM, Class A15, 5.41%, 06/10/39(a)(b)	730	739,359
EQT Trust, Series 2024-EXTR, Class A, 5.33%, 07/05/41(a)(b)	645	648,444
GS Mortgage Securities Trust
Series 2015-GC32, Class A4, 3.76%, 07/10/48	389	387,544
Series 2022-ECI, Class A, (1-mo. CME Term SOFR + 2.19%), 6.51%, 08/15/39(a)(b)	135	135,000
Series 2023-FUN, Class B, (1-mo. CME Term SOFR + 2.79%), 7.11%, 03/15/28(a)(b)	415	415,000
Series 2024-RVR, Class A, 4.85%, 08/10/41(a)(b)	120	120,798

82	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.46%, 02/05/45(a)(b)	USD 110	$111,421
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.47%, 01/13/40(a)(b)	280	284,865
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1-mo. CME Term SOFR + 2.25%), 6.56%, 10/15/39(a)(b)	500	500,400
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-mo. CME Term SOFR + 1.35%), 5.65%, 03/15/42(a)(b)	474	470,445
INV Mortgage Trust, Series 2024-IND, Class A, (1-mo. CME Term SOFR + 1.74%), 6.06%, 11/15/41(a)(b)	160	159,600
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class ASB, 3.56%, 12/15/48	233	231,770
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2, Class ASB, 2.71%, 08/15/49	111	110,419
Series 2017-JP6, Class A3, 3.11%, 07/15/50	414	400,728
Series 2019-BKWD, Class A, (1-mo. CME Term SOFR + 1.61%), 5.93%, 09/15/29(a)(b)	93	89,126
Series 2022-OPO, Class D, 3.45%, 01/05/39(a)(b)	100	84,078
Series 2024-IGLG, Class A, 5.17%, 11/09/39(a)(b)	270	271,177
LBA Trust, Series 2024-7IND, Class A, (1-mo. CME Term SOFR + 1.44%), 5.76%, 10/15/41(a)(b)	590	588,894
MCR Mortgage Trust, Series 2024-HF1, Class A, (1-mo. CME Term SOFR + 1.79%), 6.11%, 12/15/41(a)(b)	100	100,250
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class ASB, 2.73%, 09/15/49	46	45,802
Morgan Stanley Capital I Trust, Series 2024-NSTB, Class A, 3.90%, 09/24/57(a)(b)	137	132,827
NY Commercial Mortgage Trust, Series 2025-299P, Class A, 5.29%, 02/10/47(a)(b)	210	215,342
NYC Commercial Mortgage Trust, Series 2025-3BP, Class A, (1-mo. CME Term SOFR + 1.21%), 5.53%, 02/15/42(a)(b)	179	176,773
PRM5 Trust, Series 2025-PRM5, Class A, 4.17%, 03/10/33(a)(b)	376	369,191
SCG Commercial Mortgage Trust, Series 2025-DLFN, Class B, (1-mo. CME Term SOFR + 1.50%), 5.81%, 03/15/35(a)(b)	100	99,374
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A3, 2.78%, 10/10/48	597	582,249
TCO Commercial Mortgage Trust, Series 2024-DPM, Class A, (1-mo. CME Term SOFR + 1.24%), 5.56%, 12/15/39(a)(b)	425	423,938
TEXAS Commercial Mortgage Trust, Series 2025- TWR, Class A, (1-mo. CME Term SOFR + 1.29%), 5.60%, 04/15/42(a)(b)	327	326,388
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(b)	200	198,882
Series 2015-P2, Class A3, 3.54%, 12/15/48	1,184	1,176,169
Series 2015-SG1, Class A4, 3.79%, 09/15/48	392	389,939
Series 2016-C33, Class A4, 3.43%, 03/15/59	380	374,556
Series 2016-LC24, Class A3, 2.68%, 10/15/49	809	792,188
Series 2021-C60, Class ASB, 2.13%, 08/15/54	834	765,330
Series 2024-5C2, Class A3, 5.92%, 11/15/57(b)	90	93,717
Series 2025-C64, Class A5, 5.65%, 02/15/58	485	503,562
WEST Trust, Series 2025-ROSE, Class A, 5.45%, 04/10/30(a)(b)	331	332,364

		34,269,999

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class XA, 0.70%, 09/15/48(b)	USD 3,164	$2,507
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 0.82%, 05/10/48(b)	146	1
Series 2015-LC21, Class XA, 0.57%, 07/10/48(b)	2,967	30
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.85%, 01/15/49(b)	580	5,343

		7,881

Total Non-Agency Mortgage-Backed Securities — 14.2% (Cost: $52,298,715)		51,942,327

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.1%
Federal Farm Credit Banks Funding Corp.
2.17%, 10/29/29	700	643,894
1.30%, 02/03/31	770	651,863
1.68%, 09/17/35	2,080	1,566,385
Federal Home Loan Banks, 2.06%, 09/27/29	1,000	914,919

		3,777,061

Collateralized Mortgage Obligations — 3.7%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45	52	51,246
Series 2019-73, Class P, 3.00%, 03/25/48	399	387,302
Series 2020-79, Class JA, 1.50%, 11/25/50	394	357,123
Series 2022-65, Class FB, (SOFR (30-day) + 0.80%), 5.14%, 09/25/52(b)	3,109	3,017,374
Series 2024-91, Class FA, (SOFR (30-day) + 1.20%), 5.54%, 12/25/54(b)	1,301	1,308,383
Series 2024-94, Class FB, (SOFR (30-day) + 1.42%), 5.76%, 12/25/54(b)	295	295,903
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41	33	33,360
Series 4274, Class PN, 3.50%, 10/15/35	41	40,688
Series 4390, Class CA, 3.50%, 06/15/50	16	15,972
Series 4459, Class BN, 3.00%, 08/15/43	232	214,535
Series 4494, Class KA, 3.75%, 10/15/42	32	31,766
Series 4752, Class PL, 3.00%, 09/15/46	265	257,261
Series 4777, Class CB, 3.50%, 10/15/45	175	173,292
Series 4941, Class MB, 3.00%, 07/25/49	233	209,055
Series 5000, Class MA, 2.00%, 06/25/44	190	176,466
Series 5006, Class KA, 2.00%, 06/25/45	551	501,703
Series 5105, Class LA, 1.50%, 04/15/44	819	793,641
Series 5249, Class HA, 4.00%, 09/25/49	2,149	2,117,443
Series 5478, Class FH, (SOFR (30-day) + 1.45%), 5.79%, 04/25/54(b)	1,052	1,057,638
Series 5480, Class FA, (SOFR (30-day) + 1.45%), 5.79%, 03/25/54(b)	1,011	1,014,982
Freddie Mac Seasoned Credit Risk Transfer Trust,
Series 2018-3, Class MA, 3.50%, 08/25/57(b)	918	881,206
Ginnie Mae
Series 2017-136, Class GB, 3.00%, 03/20/47	339	315,046
Series 2020-127, Class LP, 1.50%, 06/20/50	379	302,372

		13,553,757

Mortgage-Backed Securities — 6.2%
Fannie Mae Mortgage-Backed Securities
1.50%, 07/01/31	1,024	954,186
2.50%, 12/01/27 - 12/01/36	1,188	1,125,132
3.00%, 09/01/30 - 09/01/35	4,997	4,818,759
3.03%, 12/01/27	1,241	1,202,702
3.50%, 05/01/37	504	490,721

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities
4.00%, 03/01/32 - 08/01/49	USD 4,065	$3,914,485
4.50%, 09/01/26 - 05/01/38	392	389,508
5.00%, 06/01/39	1,061	1,070,365
5.50%, 05/01/38	169	173,490
5.81%, 06/01/31	1,362	1,426,993
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.57%), 6.99%, 07/01/44(b)	89	91,735
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.59%), 4.65%, 06/01/45(b)	77	79,404
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.70%), 7.07%, 07/01/43(b)	131	135,159
Freddie Mac Mortgage-Backed Securities
2.50%, 11/01/27 - 03/01/37	442	412,699
3.00%, 12/01/31 - 02/01/36	705	674,052
3.50%, 04/01/32 - 11/01/38	621	608,659
4.00%, 09/01/33 - 06/01/37	1,077	1,060,731
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%), 3.34%, 05/01/45(b)	302	309,215
(Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year + 1.62%), 6.53%, 03/01/45(b)	104	107,299
Uniform Mortgage-Backed Securities, 5.50%, 04/01/55(h)	3,635	3,630,168

		22,675,462

Total U.S. Government Sponsored Agency Securities — 11.0% (Cost: $40,710,992)		40,006,280

U.S. Treasury Obligations
U.S. Treasury Notes
0.75%, 03/31/26 - 05/31/26	34,400	33,132,153
2.13%, 05/31/26	10,800	10,567,547
2.88%, 08/15/28	18,700	18,096,633

Total U.S. Treasury Obligations — 16.9% (Cost: $61,781,052)		61,796,333

Total Long-Term Investments — 100.2% (Cost: $365,474,844)		365,488,809

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 4.17%(i)	2,007,043	$2,007,043

Total Short-Term Securities — 0.5% (Cost: $2,007,043)		2,007,043

Total Investments — 100.7% (Cost: $367,481,887)		367,495,852

Liabilities in Excess of Other Assets — (0.7)%		(2,566,809)

Net Assets — 100.0%		$364,929,043

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	When-issued security.
(f)	Zero-coupon bond.
(g)	Rounds to less than 1,000.
(h)	Represents or includes a TBA transaction.
(i)	Annualized 7-day yield as of period end.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

84	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts Euro-Bobl	8	06/06/25	$1,019	$9,121
U.S. Treasury Notes (2 Year)	651	06/30/25	134,915	715,193

				724,314

Short Contracts
Euro-Schatz	4	06/06/25	463	(1,320)
U.S. Treasury Bonds (30 Year)	29	06/18/25	3,414	(52,613)
U.S. Treasury Notes (10 Year)	75	06/18/25	8,357	(25,745)
U.S. Ultra Treasury Bonds	2	06/18/25	246	(3,687)
U.S. Ultra Treasury Notes (10 Year)	17	06/18/25	1,945	(15,257)
U.S. Treasury Notes (5 Year)	442	06/30/25	47,857	(428,066)

				(526,688)

				$197,626

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	590,920	EUR	539,000	Deutsche Bank AG	06/18/25	$5,513

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.44.V1	1.00%	Quarterly	06/20/30	USD	3,775	$ (69,424)	$(73,592)	$4,168

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	(000)	Value	(Received)	(Depreciation)
4.05%	Annual	1-day SOFR, 4.41%	Annual	06/02/25	(a)	11/15/34	USD 2,254	$(55,334)	$—	$(55,334)

(a)	Forward Swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Premiums Paid	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$—	$(73,592)	$4,168	$(55,334)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$724,314	$—	$724,314
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	5,513	—	—	5,513
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	4,168	—	—	—	—	4,168

	$—	$4,168	$—	$5,513	$724,314	$—	$733,995

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$526,688	$—	$526,688
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	55,334	—	55,334

	$—	$—	$—	$—	$582,022	$—	$582,022

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(569,044)	$—	$(569,044)
Forward foreign currency exchange contracts	—	—	—	56,258	—	—	56,258
Swaps	—	(23,635)	—	—	313,229	—	289,594

	$—	$(23,635)	$—	$56,258	$(255,815)	$—	$(223,192)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$590,951	$—	$590,951
Forward foreign currency exchange contracts	—	—	—	(38,278)	—	—	(38,278)
Swaps	—	21,066	—	—	(51,768)	—	(30,702)

	$—	$21,066	$—	$(38,278)	$539,183	$—	$521,971

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$ 147,318,631
Average notional value of contracts — short	74,147,750
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	3,945,171
Average amounts sold — in USD	54,818
Credit default swaps:
Average notional value — buy protection	7,898,750
Average notional value — sell protection	3,187,500
Interest rate swaps:
Average notional value — pays fixed rate	4,580,639
Average notional value — receives fixed rate	2,050,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

86	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series S Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$40,796	$75,944
Forward foreign currency exchange contracts	5,513	—
Swaps — centrally cleared	—	6,635

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$46,309	$82,579

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(40,796)	(82,579)

Total derivative assets and liabilities subject to an MNA	$5,513	$—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Deutsche Bank AG	$5,513	$—	$—	$—	$5,513

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$87,727,920	$—	$87,727,920
Corporate Bonds	—	122,497,750	—	122,497,750
Foreign Government Obligations	—	1,518,199	—	1,518,199
Non-Agency Mortgage-Backed Securities	—	51,942,327	—	51,942,327
U.S. Government Sponsored Agency Securities	—	40,006,280	—	40,006,280
U.S. Treasury Obligations	—	61,796,333	—	61,796,333
Short-Term Securities
Money Market Funds	2,007,043	—	—	2,007,043

	$2,007,043	$365,488,809	$—	$367,495,852

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$4,168	$—	$4,168
Foreign Currency Exchange Contracts	—	5,513	—	5,513
Interest Rate Contracts	724,314	—	—	724,314
Liabilities
Interest Rate Contracts	(526,688)	(55,334)	—	(582,022)

	$197,626	$(45,653)	$—	$151,973

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments March 31, 2025	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alaska — 1.2%
Alaska Housing Finance Corp., Refunding RB, Series D, VRDN, (Federal Home Loan Bank SBPA), 2.85%, 04/07/25(a)	USD 1,500	$1,500,000

Connecticut — 3.4%
Connecticut Housing Finance Authority, Refunding RB, Sub-Series C-3, VRDN, (Royal Bank of Canada SBPA), 2.83%, 04/07/25(a)	725	725,000
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, VRDN, 2.70%, 04/07/25(a)	3,500	3,500,000

		4,225,000

Florida — 4.7%
County of St. Lucie Florida Power & Light Co., Refunding RB, VRDN, 3.05%, 04/07/25(a)	400	400,000
JEA Water & Sewer System Revenue, Refunding RB, Sub- Series 2, VRDN, (JPMorgan Chase Bank NA SBPA), 2.87%, 04/07/25(a)	2,550	2,550,000
Monroe County School District, RB, 4.00%, 05/29/25	1,570	1,572,833
Pinellas County Housing Finance Authority, RB, VRDN, (FHLMC LOC), 2.87%, 04/07/25(a)	1,400	1,400,000

		5,922,833

Illinois — 3.8%
Cook County Community Consolidated School District No. 64 Park Ridge-Niles, GO, 5.00%, 12/01/25	740	750,865
DuPage County Forest Preserve District, GO, 5.00%, 11/01/25	775	784,998
Illinois Finance Authority, RB, Series C, VRDN, (JPMorgan Chase Bank NA SBPA), 3.45%, 04/01/25(a)	1,300	1,300,000
Illinois Finance Authority Northwestern University, RB, Sub-Series D, VRDN, 2.80%, 04/07/25(a)	1,900	1,900,000

		4,735,863

Indiana — 0.6%
Indiana Finance Authority, RB, VRDN, (Barclays Bank plc LOC), 2.85%, 04/07/25(a)	750	750,000

Iowa — 1.0%
Iowa Finance Authority, RB, Series E, VRDN, (GNMA/FNMA/FHLMC COL), (Fannie Mae LIQ), (Federal Home Loan Bank SBPA), 2.83%, 04/07/25(a)	1,200	1,200,000

Louisiana — 1.7%
Louisiana Public Facilities Authority, Refunding RB, Series B-1, VRDN, (Sumitomo Mitsui Banking Corp. LOC), 2.83%, 04/07/25(a)	2,100	2,100,000

Maryland — 2.6%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Series B, VRDN, (TD Bank NA LOC), 3.50%, 04/01/25(a)	1,900	1,900,000
Montgomery County Housing Opportunities Commission, Refunding RB, VRDN, (FNMA COL), (TD Bank NA LOC), 3.55%, 04/01/25(a)	1,300	1,300,000

		3,200,000

Massachusetts — 4.2%
Massachusetts Bay Transportation Authority
GO, TECP, (TD Bank NA SBPA), 2.86%, 05/06/25	1,000	999,945
RB, TECP, 2.85%, 05/01/25	2,000	1,999,906

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB, VRDN, (Wells Fargo Bank NA SBPA), 2.70%, 04/07/25(a)	USD 1,250	$1,250,000
Massachusetts HFA, Refunding RB, Series 200, VRDN, (TD Bank NA SBPA), 2.80%, 04/07/25(a)	1,050	1,050,000

		5,299,851

Minnesota — 3.2%
Minnesota HFA, Refunding RB, AMT, Series F, VRDN, (GNMA/FNMA/FHLMC), (Royal Bank of Canada SBPA), 2.85%, 04/07/25(a)	4,000	4,000,000

Mississippi — 1.7%
Mississippi Business Finance Corp., RB, Series K, VRDN, 3.60%, 04/01/25(a)	2,115	2,115,000

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series 2, VRDN, (Wells Fargo Bank NA LOC), 3.80%, 04/01/25(a)	730	730,000

Nebraska — 3.6%
Lincoln Nebraska Electric, RB, TECP, (JPMorgan Chase Bank NA SBPA), 2.90%, 05/19/25	2,000	1,999,977
Nebraska Investment Finance Authority, RB, AMT, Series C, VRDN, (GNMA/FNMA/FHLMC), (Federal Home Loan Bank SBPA), 2.85%, 04/07/25(a)	2,525	2,525,000

		4,524,977

New Jersey — 6.5%
Borough of Pompton Lakes, GO, BAN, 4.50%, 06/06/25	1,430	1,434,452
Essex County Improvement Authority, Refunding RB, (County GTD), 5.00%, 06/18/25	2,315	2,324,331
Jersey City Municipal Utilities Authority, RB, Series B, 5.00%, 05/01/25	400	400,522
Township of Bordentown, GO, BAN, 4.50%, 04/01/25	2,000	2,000,000
Township of Egg Harbor, GO, BAN, 4.00%, 08/07/25	1,000	1,003,388
Township of Maplewood, GO, BAN, 4.00%, 10/07/25	1,000	1,004,502

		8,167,195

New York — 11.3%
Lafayette Central School District, GO, Refunding, 4.50%, 06/20/25	1,000	1,002,829
New York City Health & Hospitals Corp., Refunding RB, Series B, VRDN, (TD Bank NA LOC), 2.95%, 04/07/25(a)	1,605	1,605,000
New York City Housing Development Corp., RB, VRDN, (Royal Bank of Canada SBPA), 2.85%, 04/07/25(a)	2,300	2,300,000
New York City Municipal Water Finance Authority
Refunding RB, Sub-Series BB-4, VRDN, (Barclays Bank plc SBPA), 3.60%, 04/01/25(a)	2,100	2,100,000
Refunding RB, VRDN, (JPMorgan Chase Bank NA SBPA), 3.55%, 04/01/25(a)	2,500	2,500,000
New York State Dormitory Authority, RB, Series A, VRDN, 2.65%, 04/07/25(a)	1,675	1,675,000
New York State HFA, RB, Series A, VRDN, (Fannie Mae LIQ), 2.80%, 04/07/25(a)	900	900,000
Palmyra Macedon Central School District, GO, Refunding, BAN, 4.50%, 06/17/25	1,000	1,002,408
Schodack Central School District, GO, Refunding, BAN, 4.00%, 07/15/25	1,000	1,002,091

		14,087,328

North Carolina — 1.0%
University of North Carolina at Chapel Hill, Refunding RB, Series B, VRDN, (TD Bank NA SBPA), 2.80%, 04/07/25(a)	1,255	1,255,000

88	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) March 31, 2025	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Dakota — 1.6%
North Dakota HFA, RB, Series E, VRDN, (TD Bank NA SBPA), 2.84%, 04/07/25(a)	USD 2,020	$2,020,000

Ohio — 8.0%
Akron Bath Copley Joint Township Hospital District
RB, Series A-R, VRDN, (BMO Harris Bank NA LOC), 3.07%, 04/07/25(a)	1,000	1,000,000
RB, Series C, VRDN, (BMO Harris Bank NA LOC), 3.07%, 04/07/25(a)	5,030	5,030,000
City of Hamilton, GO, Refunding, BAN, 4.00%, 12/17/25	500	503,554
City of Miamisburg, GO, BAN, 3.75%, 02/10/26	400	402,842
Ohio Water Development Authority, RB, TECP, (TD Bank NA SBPA), 3.09%, 05/01/25	1,000	1,000,189
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series C, VRDN, (TD Bank NA SBPA), 3.55%, 04/01/25(a)	2,100	2,100,000

		10,036,585

Pennsylvania — 3.5%
Northampton County General Purpose Authority, RB, Series B, VRDN, (TD Bank NA LOC), 3.55%, 04/01/25(a)	3,200	3,200,000
State Public School Building Authority, Refunding RB, 5.00%, 05/01/25	1,145	1,146,905

		4,346,905

South Carolina — 2.8%
South Carolina Housing Finance & Development Authority, RB, VRDN, (Federal Home Loan Bank LOC), 2.99%, 04/07/25(a)	1,405	1,405,000
South Carolina Jobs EDA, RB, VRDN, (Federal Home Loan Bank LOC), 3.09%, 04/07/25(a)	2,100	2,100,000

		3,505,000

South Dakota — 0.8%
South Dakota HDA, Refunding RB, Series B, VRDN, (South Dakota HDA SBPA), 2.87%, 04/07/25(a)	1,025	1,025,000

Tennessee — 3.0%
Metropolitan Government Nashville & Davidson County
GO, TECP, 3.05%, 04/07/25	1,000	999,978
GO, TECP, 3.10%, 04/10/25	1,000	999,983
GO, TECP, 3.10%, 04/17/25	1,100	1,099,998
Tennessee Housing Development Agency, Refunding RB, VRDN, 3.50%, 10/01/25(a)	600	600,123

		3,700,082

Texas — 18.3%
City of Austin Electric Utility System Revenue, GO, TECP, (JPMorgan Chase Bank NA SBPA), 2.90%, 06/16/25	2,000	1,999,766
City of El Paso Water & Sewer Revenue
RB, TECP, 3.05%, 06/20/25	1,200	1,199,995
RB, TECP, 3.05%, 06/20/25	900	899,997
RB, TECP, 3.05%, 06/20/25	900	899,898
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Series B, VRDN, 3.55%, 04/01/25(a)	1,700	1,700,000
Permanent University Fund
RB, TECP, 2.88%, 05/21/25	1,000	999,916
RB, TECP, 2.85%, 07/01/25	1,000	1,000,084

Security	Par (000)	Value

Texas (continued)
Permanent University Fund RB, TECP, 2.85%, 07/01/25	USD 1,000	$999,970
Plano ISD, GO, (Permanent School Fund GTD), 5.00%, 02/15/26	900	918,121
Red River Education Finance Corp., RB, VRDN, (TD Bank NA SBPA), 2.90%, 04/07/25(a)	4,800	4,800,000
State of Texas
GO, Series B, VRDN, (Federal Home Loan Bank SBPA), 2.85%, 04/07/25(a)	2,245	2,245,000
GO, VRDN, (Federal Home Loan Bank SBPA), 2.85%, 04/07/25(a)	2,215	2,215,000
University of Texas
RB, TECP, Series A, 2.85%, 05/22/25	500	499,988
RB, TECP, Series A, 2.87%, 06/16/25	500	499,936
RB, TECP, Series C, 2.94%, 05/01/25	2,000	1,999,975

		22,877,646

Utah — 1.6%
County of Utah, RB, Series E, VRDN, (JPMorgan Chase Bank NA SBPA), 2.90%, 04/07/25(a)	2,000	2,000,000

Virginia — 0.7%
Fairfax County IDA, Refunding RB, VRDN, 2.90%, 04/07/25(a)	940	940,000

Washington — 2.9%
Washington State Housing Finance Commission, Refunding RB, Series VR, VRDN, (Royal Bank of Canada SBPA), 2.85%, 04/07/25(a)	3,700	3,700,000

Wisconsin — 3.8%
State of Wisconsin, GO, Refunding, Series 2, 5.00%, 05/01/25	1,455	1,457,591
Wisconsin Housing & EDA Home Ownership Revenue
RB, Series D, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 2.85%, 04/07/25(a)	450	450,000
RB, AMT, Series C, VRDN, (FNMA COL), (Royal Bank of Canada SBPA), 2.85%, 04/07/25(a)	1,390	1,390,000
Wisconsin Housing & EDA Housing Revenue, RB, Series C, VRDN, (Federal Home Loan Bank SBPA), 2.85%, 04/07/25(a)	1,500	1,500,000

		4,797,591

Wyoming — 1.5%
Wyoming Community Development Authority
RB, Series 4, VRDN, (Bank of America NA SBPA), 2.88%, 04/07/25(a)	1,800	1,800,000
Refunding RB, Series 2, VRDN, (GNMA/FNMA/FHLMC COL), (Barclays Bank plc SBPA), 2.85%, 04/07/25(a)	100	100,000

		1,900,000

Total Investments — 99.6% (Cost: $124,647,484)		124,661,856
Other Assets Less Liabilities — 0.4%		466,135

Net Assets — 100.0%		$125,127,991

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2025	BATS: Series V Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$124,661,856	$—	$124,661,856

See notes to financial statements.

90	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities

March 31, 2025

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$3,617,983,213	$440,507,049	$538,278,429
Cash	—	19,005	78,489
Cash pledged:
Collateral — OTC derivatives	490,000	—	—
Collateral — TBA commitments	16,000	—	—
Futures contracts	—	694,000	—
Centrally cleared swaps	—	1,340,000	—
Foreign currency, at value(c)	150,435	—	—
Receivables:
Investments sold	—	220,725	6,975,535
Swaps	—	65,287	—
TBA sale commitments	22,061,694	—	—
TOB Trust	—	—	8,899,494
Capital shares sold	1,009,725	273,451	389,162
Dividends — unaffiliated	503,100	25,030	—
Interest — unaffiliated	20,799,031	4,755,738	6,901,083
From the Manager	75,931	58,044	24,127
Variation margin on futures contracts	—	103,584	—
Swap premiums paid	9,161	688,198	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	90,899	—	—
OTC swaps	29,899	51,842	—
Unfunded floating rate loan interests	23,606	—	—
Unfunded commitments	—	—	1,510,088
Prepaid expenses	30,036	17,506	127,832

Total assets	3,663,272,730	448,819,459	563,184,239

LIABILITIES
Cash received:
Collateral — OTC derivatives	—	480,000	—
Options written, at value(d)	—	653,225	—
TBA sale commitments, at value(e)	22,045,528	—	—
Payables:
Investments purchased	46,415,988	4,962,889	11,225,841
Swaps	—	331,691	—
Accounting services fees	51,149	14,308	15,410
Capital shares redeemed	15,299	74,368	191,844
Income dividend distributions	17,860,573	2,066,238	2,174,989
Interest expense and fees	—	—	193,377
Trustees’ and Officer’s fees	—	471	29
Other accrued expenses	78,651	72,642	41,337
Printing and postage fees	18,131	12,160	11,766
Professional fees	61,785	57,785	114,503
Registration fees	—	97,244	—
Transfer agent fees	10,580	33,390	9,880
Variation margin on futures contracts	—	176,641	—
Variation margin on centrally cleared swaps	—	12,390	—
Swap premiums received	142,419	240,519	—
Unrealized depreciation on OTC swaps	186,858	33,952	—

Total accrued liabilities	86,886,961	9,319,913	13,978,976

Other Liabilities
TOB Trust Certificates	—	—	21,925,000

Total other liabilities	—	—	21,925,000

Total liabilities	86,886,961	9,319,913	35,903,976

Commitments and contingent liabilities

NET ASSETS	$3,576,385,769	$439,499,546	$527,280,263

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	91

Statements of Assets and Liabilities (continued)

March 31, 2025

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

NET ASSETS CONSIST OF:
Paid-in capital	$3,725,223,996	$508,686,587	$556,098,283
Accumulated loss	(148,838,227)	(69,187,041)	(28,818,020)

NET ASSETS	$3,576,385,769	$439,499,546	$527,280,263

NET ASSET VALUE
Shares outstanding	375,625,230	48,887,915	51,757,966

Net asset value	$9.52	$8.99	$10.19

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$3,704,043,604	$440,672,292	$555,659,245
(c) Foreign currency, at cost	$149,677	$—	$—
(d) Premiums received	$—	$593,937	$—
(e) Proceeds from TBA sale commitments	$22,061,694	$—	$—

See notes to financial statements.

92	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities (continued)

March 31, 2025

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$1,896,088,287	$2,673,791	$367,495,852
Investments, at value — affiliated(b)	—	712,158	—
Cash pledged:
Collateral — OTC derivatives	760,000	—	—
Futures contracts	1,096,000	78,190	1,101,000
Centrally cleared swaps	—	2,000	163,000
Foreign currency, at value(c)	—	—	112,969
Receivables:
Investments sold	1,443,147	—	17,165,416
TBA sale commitments	431,976,368	—	—
Capital shares sold	898,971	—	1,457,565
Dividends — unaffiliated	34,517	24,180	5,754
Dividends — affiliated	—	8,319	—
Interest — unaffiliated	5,473,018	—	2,005,165
From the Manager	60,085	5,061	43,573
Principal paydowns	—	—	662
Third party service provider	—	54,333	—
Variation margin on futures contracts	16,406	172	40,796
Swap premiums paid	349,477	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	5,513
OTC swaps	1,227,379	—	—
Prepaid expenses	26,723	10,902	16,321

Total assets	2,339,450,378	3,569,106	389,613,586

LIABILITIES
Cash received:
Collateral — OTC derivatives	820,000	—	—
Collateral — TBA commitments	53,000	—	—
TBA sale commitments, at value(e)	432,601,700	—	—
Payables:
Investments purchased	603,734,684	—	22,704,008
Accounting services fees	24,599	8,349	13,453
Capital shares redeemed	275,632	—	132,314
Income dividend distributions	4,753,431	—	1,421,712
Trustees’ and Officer’s fees	1,086	21	587
Other accrued expenses	75,210	2,018	40,417
Printing and postage fees	11,719	13,428	11,956
Professional fees	54,166	41,787	58,488
Registration fees	251,201	5,441	186,767
Transfer agent fees	33,946	5,966	32,262
Variation margin on futures contracts	166,615	10,328	75,944
Variation margin on centrally cleared swaps	—	123	6,635
Swap premiums received	520,139	—	—
Unrealized depreciation on OTC swaps	1,056,717	—	—

Total liabilities	1,044,433,845	87,461	24,684,543

Commitments and contingent liabilities

NET ASSETS	$1,295,016,533	$3,481,645	$364,929,043

NET ASSETS CONSIST OF:
Paid-in capital	$1,472,925,651	$29,002,193	$388,731,758
Accumulated loss	(177,909,118)	(25,520,548)	(23,802,715)

NET ASSETS	$1,295,016,533	$3,481,645	$364,929,043

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	93

Statements of Assets and Liabilities (continued)

March 31, 2025

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

NET ASSET VALUE
Shares outstanding	154,300,663	335,507	39,525,001

Net asset value	$8.39	$10.38	$9.23

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$1,963,944,876	$2,673,791	$367,481,887

(b) Investments, at cost — affiliated	$—	$709,844	$—

(c) Foreign currency, at cost	$—	$—	$115,046

(e) Proceeds from TBA sale commitments	$431,976,368	$—	$—

See notes to financial statements.

94	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Assets and Liabilities (continued)

March 31, 2025

BATS: Series V Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$124,661,856
Cash	32,915
Receivables:
Capital shares sold	21,598
Interest — unaffiliated	841,819
From the Manager	16,969
Prepaid expenses	18,473

Total assets	125,593,630

LIABILITIES
Payables:
Accounting services fees	10,574
Capital shares redeemed	53,636
Income dividend distributions	311,274
Trustees’ and Officer’s fees	86
Other accrued expenses	8,210
Printing and postage fees	10,871
Professional fees	64,522
Transfer agent fees	6,466

Total liabilities	465,639

Commitments and contingent liabilities

NET ASSETS	$125,127,991

NET ASSETS CONSIST OF:
Paid-in capital	$125,112,225
Accumulated earnings	15,766

NET ASSETS	$125,127,991

NET ASSET VALUE
Shares outstanding	12,523,657

Net asset value	$9.99

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$124,647,484

See notes to financial statements.

S T A T E M E N T S O F A S S E T S A N D L I A B I L I T I E S	95

Statements of Operations

Year Ended March 31, 2025

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$4,530,343	$447,636	$593,474
Interest — unaffiliated	187,806,683	22,109,922	21,867,522
Other income	271,279	47,264	9,190

Total investment income	192,608,305	22,604,822	22,470,186

EXPENSES
Accounting services	185,298	57,980	60,235
Professional	125,388	64,061	173,648
Pricing	82,774	75,991	72,342
Custodian	55,670	60,996	5,893
Transfer agent	50,892	149,936	31,540
Trustees and Officer	44,036	8,008	8,543
Registration	38,630	38,563	46,010
Printing and postage	15,000	12,210	10,497
Miscellaneous	62,590	16,615	10,680

Total expenses excluding interest expense and fees	660,278	484,360	419,388
Interest expense	178,567	1,705	90
Interest expense and fees(a)	—	—	249,334

Total expenses	838,845	486,065	668,812

Less:
Fees waived and/or reimbursed by the Manager	(655,643)	(482,225)	(419,330)

Total expenses after fees waived and/or reimbursed	183,202	3,840	249,482

Net investment income	192,425,103	22,600,982	22,220,704

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,933,374)	(11,366,757)	832,191
Options written	—	(883,113)	—
Futures contracts	—	(521,211)	—
Forward foreign currency exchange contracts	132,442	—	—
Foreign currency transactions	21,902	—	—
Swaps	(102,812)	(661,616)	—

	(1,881,842)	(13,432,697)	832,191

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	37,807,005	10,705,297	489,261
Options written	—	(59,288)	—
Futures contracts	—	183,328	—
Forward foreign currency exchange contracts	(42,806)	—	—
Foreign currency translations	758	—	—
Swaps	106,301	(93,917)	—
Unfunded floating rate loan interests	23,606	—	—
Unfunded commitments	—	—	(1,935,143)

	37,894,864	10,735,420	(1,445,882)

Net realized and unrealized gain (loss)	36,013,022	(2,697,277)	(613,691)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,438,125	$19,903,705	$21,607,013

(a)	Related to TOB Trusts.

See notes to financial statements.

96	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Operations (continued)

Year Ended March 31, 2025

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$433,125	$27,467	$315,577
Dividends — affiliated	—	60,027	—
Interest — unaffiliated	53,058,829	—	17,088,297
Other income	64,771	229,948	66,638

Total investment income	53,556,725	317,442	17,470,512

EXPENSES
Transfer agent	178,285	19,246	175,043
Accounting services	96,800	33,819	55,477
Professional	73,483	45,509	67,660
Pricing	72,636	17	52,804
Custodian	63,637	876	21,812
Registration	50,745	21,653	33,906
Trustees and Officer	19,568	1,420	7,212
Printing and postage	15,862	10,130	11,544
Miscellaneous	25,057	2,076	17,407

Total expenses excluding interest expense	596,073	134,746	442,865
Interest expense	1,538	—	1,006

Total expenses	597,611	134,746	443,871

Less:
Fees waived and/or reimbursed by the Manager	(593,938)	(134,576)	(440,355)

Total expenses after fees waived and/or reimbursed	3,673	170	3,516

Net investment income	53,553,052	317,272	17,466,996

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	890,909	—	50,961
Investments — affiliated	—	(1,575)	—
Futures contracts	(2,867,201)	(280,287)	(569,044)
Forward foreign currency exchange contracts	—	—	56,258
Foreign currency transactions	—	—	84,844
Payment by third party service provider	—	54,333	—
Swaps	4,687	(177)	289,594

	(1,971,605)	(227,706)	(87,387)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	19,026,427	—	5,369,332
Investments — affiliated	—	27,673	—
Futures contracts	(87,235)	(3,621)	590,951
Forward foreign currency exchange contracts	—	—	(38,278)
Foreign currency translations	—	2	(799)
Swaps	(4,580)	167	(30,702)

	18,934,612	24,221	5,890,504

Net realized and unrealized gain (loss)	16,963,007	(203,485)	5,803,117

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,516,059	$113,787	$23,270,113

See notes to financial statements.

S T A T E M E N T S O F O P E R A T I O N S	97

Statements of Operations (continued)

Year Ended March 31, 2025

BATS: Series V Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$4,274,466
Other income	8,076

Total investment income	4,282,542

EXPENSES
Professional	74,484
Registration	48,493
Accounting services	43,233
Transfer agent	22,331
Printing and postage	11,304
Pricing	10,562
Custodian	4,014
Trustees and Officer	3,715
Miscellaneous	6,219

Total expenses excluding interest expense	224,355
Interest expense	3,862

Total expenses	228,217

Less:
Fees waived and/or reimbursed by the Manager	(224,295)

Total expenses after fees waived and/or reimbursed	3,922

Net investment income	4,278,620

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments	1
Net change in unrealized appreciation (depreciation) on investments	13,881

Net realized and unrealized gain	13,882

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,292,502

See notes to financial statements.

98	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$192,425,103	$140,157,224	$22,600,982	$18,472,055
Net realized loss	(1,881,842)	(21,319,143)	(13,432,697)	(21,627,833)
Net change in unrealized appreciation (depreciation)	37,894,864	69,378,015	10,735,420	22,752,532

Net increase in net assets resulting from operations	228,438,125	188,216,096	19,903,705	19,596,754

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(190,992,428)	(139,801,698)	(22,759,659)	(18,482,170)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	1,044,899,844	22,051,489	18,758,460	43,563,103

NET ASSETS
Total increase in net assets	1,082,345,541	70,465,887	15,902,506	44,677,687
Beginning of year	2,494,040,228	2,423,574,341	423,597,040	378,919,353

End of year	$3,576,385,769	$2,494,040,228	$439,499,546	$423,597,040

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	99

Statements of Changes in Net Assets (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,220,704	$16,406,654	$53,553,052	$45,671,591
Net realized gain (loss)	832,191	(4,294,629)	(1,971,605)	(16,480,233)
Net change in unrealized appreciation (depreciation)	(1,445,882)	7,288,958	18,934,612	(5,170,741)

Net increase in net assets resulting from operations	21,607,013	19,400,983	70,516,059	24,020,617

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(21,576,472)	(16,206,570)	(54,113,978)	(44,108,637)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	114,771,391	66,912,335	132,230,983	60,573,605

NET ASSETS
Total increase in net assets	114,801,932	70,106,748	148,633,064	40,485,585
Beginning of year	412,478,331	342,371,583	1,146,383,469	1,105,897,884

End of year	$527,280,263	$412,478,331	$1,295,016,533	$1,146,383,469

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

100	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statements of Changes in Net Assets (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$317,272	$506,036	$17,466,996	$16,635,824
Net realized gain (loss)	(227,706)	61,704	(87,387)	(3,427,889)
Net change in unrealized appreciation (depreciation)	24,221	1,288,543	5,890,504	6,211,665

Net increase in net assets resulting from operations	113,787	1,856,283	23,270,113	19,419,600

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(276,913)	(640,002)	(17,490,406)	(17,132,314)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(1,989,054)	(22,168,143)	(32,783,793)	(11,225,214)

NET ASSETS
Total decrease in net assets	(2,152,180)	(20,951,862)	(27,004,086)	(8,937,928)
Beginning of year	5,633,825	26,585,687	391,933,129	400,871,057

End of year	$3,481,645	$5,633,825	$364,929,043	$391,933,129

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S	101

Statements of Changes in Net Assets (continued)

	BATS: Series V Portfolio

	Year Ended 03/31/25	Year Ended 03/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,278,620	$2,959,343
Net realized gain	1	—
Net change in unrealized appreciation (depreciation)	13,881	3,814

Net increase in net assets resulting from operations	4,292,502	2,963,157

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(4,277,683)	(2,961,031)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	7,596,599	32,075,499

NET ASSETS
Total increase in net assets	7,611,418	32,077,625
Beginning of year	117,516,573	85,438,948

End of year	$125,127,991	$117,516,573

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

102	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21

Net asset value, beginning of year	$9.39		$9.19		$9.67		$9.99		$9.05

Net investment income(a)	0.61		0.57		0.43		0.26		0.31
Net realized and unrealized gain (loss)	0.13		0.20		(0.48)		(0.31)		0.94

Net increase (decrease) from investment operations	0.74		0.77		(0.05)		(0.05)		1.25

Distributions(b)
From net investment income	(0.61)		(0.57)		(0.42)		(0.27)		(0.31)
From net realized gain	—		—		(0.01)		—		—

Total distributions	(0.61)		(0.57)		(0.43)		(0.27)		(0.31)

Net asset value, end of year	$9.52		$9.39		$9.19		$9.67		$9.99

Total Return(c)
Based on net asset value	8.11%		8.66%		(0.42)%		(0.59)%		13.95%

Ratios to Average Net Assets(d)
Total expenses	0.03%		0.03%		0.02%		0.02%		0.04%

Total expenses after fees waived and/or reimbursed	0.01%		0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	6.47%		6.18%		4.65%		2.64%		3.20%

Supplemental Data
Net assets, end of year (000)	$3,576,386		$2,494,040		$2,423,574		$2,635,009		$1,541,153

Portfolio turnover rate(f)	50%		53%		43%		45%		26%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21
Portfolio turnover rate (excluding MDRs)	41%	42%	30%	34%	26%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$9.05		$9.03		$9.84		$10.69	$10.49

Net investment income(a)	0.48		0.41		0.32		0.28	0.33
Net realized and unrealized gain (loss)	(0.06)		0.02		(0.81)		(0.66)	0.60

Net increase (decrease) from investment operations	0.42		0.43		(0.49)		(0.38)	0.93

Distributions(b)
From net investment income	(0.48)		(0.41)		(0.32)		(0.29)	(0.33)
From net realized gain	—		—		—		(0.18)	(0.40)

Total distributions	(0.48)		(0.41)		(0.32)		(0.47)	(0.73)

Net asset value, end of year	$8.99		$9.05		$9.03		$9.84	$10.69

Total Return(c)
Based on net asset value	4.73%		4.98%		(4.92)%		(3.88)%	8.70%

Ratios to Average Net Assets(d)
Total expenses	0.11%		0.12%		0.12%		0.10%	0.09%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%	0.00	%(e)

Net investment income	5.26%		4.66%		3.50%		2.59%	2.96%

Supplemental Data
Net assets, end of year (000)	$439,500		$423,597		$378,919		$476,478	$534,926

Portfolio turnover rate	446%		103%		47%		42%	85%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.

See notes to financial statements.

104	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21

Net asset value, beginning of year	$10.15		$10.01		$11.14		$11.75		$10.53

Net investment income(a)	0.48		0.46		0.43		0.46		0.45
Net realized and unrealized gain (loss)	0.03		0.13		(0.92)		(0.56)		1.22

Net increase (decrease) from investment operations	0.51		0.59		(0.49)		(0.10)		1.67

Distributions(b)
From net investment income	(0.47)		(0.45)		(0.46)		(0.45)		(0.45)
From net realized gain	—		—		(0.18)		(0.06)		—

Total distributions	(0.47)		(0.45)		(0.64)		(0.51)		(0.45)

Net asset value, end of year	$10.19		$10.15		$10.01		$11.14		$11.75

Total Return(c)
Based on net asset value	5.05%		6.18%		(4.21)%		(1.07)%		16.16%

Ratios to Average Net Assets(d)
Total expenses	0.14%		0.20%		0.26%		0.11%		0.15%

Total expenses after fees waived and/or reimbursed	0.05%		0.09%		0.11%		0.03%		0.04%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)

Net investment income	4.68%		4.66%		4.16%		3.80%		4.06%

Supplemental Data
Net assets, end of year (000)	$527,280		$412,478		$342,372		$382,519		$400,615

Borrowings outstanding, end of year (000)	$21,925		$6,647		$8,889		$22,111		$18,987

Portfolio turnover rate	23%		19%		37%		26%		31%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21

Net asset value, beginning of year	$8.28		$8.42		$9.11		$9.77		$9.81

Net investment income(a)	0.37		0.33		0.25		0.11		0.21
Net realized and unrealized gain (loss)	0.11		(0.15)		(0.68)		(0.59)		0.05

Net increase (decrease) from investment operations	0.48		0.18		(0.43)		(0.48)		0.26

Distributions from net investment income(b)	(0.37)		(0.32)		(0.26)		(0.18)		(0.30)

Net asset value, end of year	$8.39		$8.28		$8.42		$9.11		$9.77

Total Return(c)
Based on net asset value	5.96%		2.19%		(4.76)%		(4.98)%		2.68%

Ratios to Average Net Assets(d)
Total expenses	0.05%		0.06%		0.06%		0.06%		0.05%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)

Net investment income	4.44%		3.99%		2.97%		1.11%		2.12%

Supplemental Data
Net assets, end of year (000)	$1,295,017		$1,146,383		$1,105,898		$1,126,195		$1,197,167

Portfolio turnover rate(f)	892%		704%		873%		1,473%		1,500%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Amount is less than 0.005%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21
Portfolio turnover rate (excluding MDRs)	483%	420%	521%	665%	896%

See notes to financial statements.

106	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21

Net asset value, beginning of year	$10.40		$9.75	$8.95		$8.69		$7.92

Net investment income(a)	0.52		0.31	0.15		0.04		0.06
Net realized and unrealized gain	0.20		0.78	0.76		0.22		0.71

Net increase from investment operations	0.72		1.09	0.91		0.26		0.77

Distributions from net investment income(b)	(0.74)		(0.44)	(0.11)		—		—

Net asset value, end of year	$10.38		$10.40	$9.75		$8.95		$8.69

Total Return(c)
Based on net asset value	6.75	%(d)	11.44%	10.14%		2.99%		9.72%

Ratios to Average Net Assets(e)
Total expenses	2.11%		0.88%	0.33%		0.28%		0.46%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.01%	0.00	%(f)	0.00	%(f)	0.00	%(f)

Net investment income	4.98%		3.06%	1.55%		0.45%		0.71%

Supplemental Data
Net assets, end of year (000)	$3,482		$5,634	$26,586		$54,571		$53,175

Portfolio turnover rate	134%		0%	9%		0%		36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a third-party payment for an operating event, which impacted the Fund’s total return. Excluding the payment, the Fund’s total return would have been 6.34%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24		Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21

Net asset value, beginning of year	$9.09		$9.04		$9.28		$9.73	$9.23

Net investment income(a)	0.42		0.38		0.27		0.14	0.18
Net realized and unrealized gain (loss)	0.14		0.06		(0.21)		(0.43)	0.54

Net increase (decrease) from investment operations	0.56		0.44		0.06		(0.29)	0.72

Distributions(b)
From net investment income	(0.42)		(0.39)		(0.28)		(0.16)	(0.22)
From net realized gain	—		—		(0.02)		—	—

Total distributions	(0.42)		(0.39)		(0.30)		(0.16)	(0.22)

Net asset value, end of year	$9.23		$9.09		$9.04		$9.28	$9.73

Total Return(c)
Based on net asset value	6.31%		4.98%		0.62%		(3.02)%	7.80	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.12%		0.13%		0.10%		0.12%	0.13%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.01%	0.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.01%	0.00	%(f)

Net investment income	4.60%		4.19%		2.96%		1.42%	1.89%

Supplemental Data
Net assets, end of year (000)	$364,929		$391,933		$400,871		$408,273	$398,906

Portfolio turnover rate(g)	162%		166%		127%		68%	124%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 03/31/25	Year Ended 03/31/24	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21
Portfolio turnover rate (excluding MDRs)	158%	140%	106%	67%	122%

See notes to financial statements.

108	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BATS: Series V Portfolio
	Year Ended 03/31/25		Year Ended 03/31/24		Year Ended 03/31/23		Period From 05/05/21 to 03/31/22	(a)

Net asset value, beginning of period	$9.99		$9.99		$9.99		$10.00

Net investment income(b)	0.32		0.34		0.22		0.01
Net realized and unrealized gain (loss)	0.00	(c)	(0.00	)(d)	(0.04)		(0.01)

Net increase from investment operations	0.32		0.34		0.18		0.00

Distributions from net investment income(e)	(0.32)		(0.34)		(0.18)		(0.01)

Net asset value, end of period	$9.99		$9.99		$9.99		$9.99

Total Return(f)
Based on net asset value	3.23%		3.44%		1.83%		0.01	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.17%		0.25%		0.52%		4.06	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.00	%(k)	0.00	%(k)	0.00	%(k)	0.00	%(i)(k)

Net investment income	3.18%		3.39%		2.21%		0.13	%(i)

Supplemental Data
Net assets, end of period (000)	$125,128		$117,517		$85,439		$10,201

Portfolio turnover rate	233%		170%		189%		283%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.35%.
(k)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Notes to Financial Statements

1. ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Cash: The Funds may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Funds may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

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Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statements of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statements of Operations.

Segment Reporting: The Funds adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Funds’ adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Funds’ Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to each Fund. The CODM has concluded that each Fund operates as a single operating segment since each Fund has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

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Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.

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Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:

(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers

(ii) recapitalizations and other transactions across the capital structure

(iii) market or relevant indices multiples of comparable issuers

(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks

(v) quoted prices for similar investments or assets in active markets

(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates

(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics

(viii) relevant market news and other public sources.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Certain information made available by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that each Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements (continued)

4. SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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Notes to Financial Statements (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests.

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Series A	CTP-02 Propco LLC, Term Loan	$2,525,350	$2,501,744	$2,525,350	$23,606

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded

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Notes to Financial Statements (continued)

commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded commitments:

Fund Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Series E	Puerto Rico Electric Power Authority, Series B-1	$2,323,863	$2,499,361	$175,498
Series E	Puerto Rico Electric Power Authority, Series B-2	11,249,141	12,583,731	1,334,590

				$1,510,088

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar RollTransactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOBTrusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

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Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense and fees in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense and fees in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense and fees in the Statements of Operations. Amounts recorded within interest expense and fees in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$221,746	$20,686	$6,902	$249,334

For the year ended March 31, 2025, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$32,820,801	$21,925,000	2.87% - 3.17%	$6,564,162	3.75%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at March 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at March 31, 2025.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the

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Notes to Financial Statements (continued)

value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

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Notes to Financial Statements (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its

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Notes to Financial Statements (continued)

affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived
Series A	$655,643
Series C	482,225
Series E	419,330
Series M	593,938
Series P	134,576
Series S	440,355
Series V	224,295

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund participated in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Effective March 3, 2025, the Interfund Lending Program was not renewed but remains available for renewal in the future.

During the period ended March 3, 2025, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2025, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Series E	$24,115,702	$15,998,262	$—
Series V	10,707,400	18,214,185	—

7. PURCHASES AND SALES

For the year ended March 31, 2025, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Fund Name/Asset Type	Purchases	Sales

Series A
Non-U.S. Government Securities	$2,118,996,999	$1,072,318,540
U.S. Government Securities	405,856,020	397,483,760
Series C
Non-U.S. Government Securities	1,753,491,771	1,746,177,375
U.S. Government Securities	133,869,352	127,180,663
Series E
Non-U.S. Government Securities	261,939,676	96,853,311
Series M
Non-U.S. Government Securities	82,988,399	80,664,358
U.S. Government Securities	11,916,693,975	11,729,687,409
Series P
Non-U.S. Government Securities	1,700,000	2,362,500
Series S
Non-U.S. Government Securities	207,560,992	209,288,790
U.S. Government Securities	388,285,393	385,902,970
Series V
Non-U.S. Government Securities	250,374,212	272,076,218

For the year ended March 31, 2025, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

Series A	$263,673,630	$263,884,072
Series M	5,421,998,802	5,421,934,510
Series S	11,614,198	11,608,598

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Notes to Financial Statements (continued)

8. INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Funds’ NAV.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 03/31/25	Year Ended 03/31/24

Series A
Ordinary income	$190,992,428	$139,801,698

Series C
Ordinary income	$22,759,659	$18,482,170

Series E
Tax-exempt income	$21,530,420	$16,139,547
Ordinary income	46,052	67,023

	$21,576,472	$16,206,570

Series M
Ordinary income	$54,113,978	$44,108,637

Series P
Ordinary income	$276,913	$640,002

Series S
Ordinary income	$17,490,406	$17,132,314

Series V
Tax-exempt income	$4,269,614	$2,960,931
Ordinary income	8,069	100

	$4,277,683	$2,961,031

As of March 31, 2025, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed tax-exempt income	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Series A	$—	$2,802,221	$(65,436,685)	$(86,203,763)	$(148,838,227)
Series C	—	—	(66,744,328)	(2,442,713)	(69,187,041)
Series E	166,383	—	(13,394,484)	(15,589,919)	(28,818,020)
Series M	—	2,186,350	(111,770,353)	(68,325,115)	(177,909,118)
Series P	—	210,949	(25,733,312)	1,815	(25,520,548)
Series S	—	—	(23,331,360)	(471,355)	(23,802,715)
Series V	—	1,394	—	14,372	15,766

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accounting for swap agreements, timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the classification of investments.

During the year ended March 31, 2025, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

Fund Name	Utilized
Series E	$1,143,732
Series S	307,069

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Notes to Financial Statements (continued)

As of March 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series A	$3,704,069,671	$25,142,531	$(111,370,657)	$(86,228,126)
Series C	442,276,433	3,635,356	(5,575,479)	(1,940,123)
Series E	533,453,436	7,369,757	(22,959,676)	(15,589,919)
Series M	1,963,866,732	9,458,224	(77,783,339)	(68,325,115)
Series P	3,383,635	222,808	(220,921)	1,887
Series S	367,533,347	2,910,015	(2,997,418)	(87,403)
Series V	124,647,484	15,668	(1,296)	14,372

9. BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2025 unless extended or renewed. Prior to April 11, 2024, the aggregate commitment amount was $2.50 billion. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2025, the Funds did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact certain Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

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Notes to Financial Statements (continued)

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/25		Year Ended 03/31/24
Fund Name	Shares	Amount	Shares	Amount
Series A
Shares sold	116,237,200	$1,102,556,386	47,562,008	$445,090,304
Shares redeemed	(6,083,528)	(57,656,542)	(45,775,267)	(423,038,815)

	110,153,672	$1,044,899,844	1,786,741	$22,051,489

Series C
Shares sold	15,119,297	$136,660,107	15,783,759	$140,503,861
Shares redeemed	(13,011,949)	(117,901,647)	(10,951,684)	(96,940,758)

	2,107,348	$18,758,460	4,832,075	$43,563,103

Series E
Shares sold	23,591,648	$243,253,866	23,301,016	$230,906,817
Shares redeemed	(12,490,902)	(128,482,475)	(16,841,996)	(163,994,482)

	11,100,746	$114,771,391	6,459,020	$66,912,335

Series M
Shares sold	45,422,514	$378,619,609	47,160,356	$389,133,798
Shares redeemed	(29,603,877)	(246,388,626)	(39,977,105)	(328,560,193)

	15,818,637	$132,230,983	7,183,251	$60,573,605

Series P
Shares sold	1,757,282	$18,365,781	287,267	$2,940,745
Shares redeemed	(1,963,547)	(20,354,835)	(2,472,653)	(25,108,888)

	(206,265)	$(1,989,054)	(2,185,386)	$(22,168,143)

Series S
Shares sold	10,569,864	$96,923,210	12,836,280	$115,922,375
Shares redeemed	(14,144,637)	(129,707,003)	(14,087,279)	(127,147,589)

	(3,574,773)	$(32,783,793)	(1,250,999)	$(11,225,214)

Series V
Shares sold	16,534,949	$165,219,269	14,653,215	$146,385,613
Shares redeemed	(15,773,651)	(157,622,670)	(11,442,454)	(114,310,114)

	761,298	$7,596,599	3,210,761	$32,075,499

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 10, 2025, the credit agreement was extended until April 2026 under substantially similar terms.

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio and the Board of Trustees of BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio, and BATS Series V Portfolio of BlackRock Allocation Target Shares (the “Funds”), including the schedules of investments, as of March 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund(s)	Financial Highlights
BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio	For each of the five years in the period ended March 31, 2025.
BATS: Series V Portfolio	For each of the three years in the period ended March 31, 2025 and for the period from May 5, 2021 (commencement of operations) through March 31, 2022.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax exempt-interest dividends for the fiscal year ended March 31, 2025:

Fund Name	Exempt-Interest Dividends

Series E	$21,450,940
Series V	4,270,551

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2025:

Fund Name	Qualified Dividend Income

Series A	$78,266
Series C	351,428

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended March 31, 2025:

Fund Name	Federal Obligation Interest

Series A	$4,526,039
Series C	804,674
Series M	1,503,530
Series P	10,584
Series S	3,102,506

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

Series A	0.04%
Series C	0.18

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended March 31, 2025:

Fund Name	Interest Dividends

Series A	$187,965,145
Series C	22,078,355
Series E	46,052
Series M	49,548,881
Series P	285,094
Series S	17,403,719
Series V	8,069

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended March 31, 2025:

Fund Name	Interest-Related Dividends

Series A	$133,890,457
Series C	18,757,569
Series E	46,052
Series M	49,523,960
Series P	280,829
Series S	15,964,366
Series V	8,069

I M P O R T A N T T A X I N F O R M A T I O N	125

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Compensation to the independent directors/trustees of the Trust is paid by the Trust, on behalf of the Funds.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02110

Sub-Advisor(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh EH3 8BL, United Kingdom	New York, NY 10001

Accounting Agent, Administrator and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Willkie Farr & Gallagher LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Trust
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

(a) Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

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Glossary of Terms Used in these Financial Statements

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLO	Collateralized Loan Obligation

CME	Chicago Mercantile Exchange

COL	Collateralized

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

ISD	Independent School District

LIQ	Liquidity Agreement

LOC	Letter of Credit

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SBPA	Stand-By Bond Purchase Agreements

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	127

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

– See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: May 22, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: May 22, 2025